                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-0816
                                  ----------------------------------------------

                      AMERICAN CENTURY MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

  4500 MAIN STREET, KANSAS CITY, MISSOURI                       64111
--------------------------------------------------------------------------------
  (Address of principal executive offices)                   (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:         816-531-5575
                                                    ----------------------------

Date of fiscal year end:    10-31
                          ------------------------------------------------------

Date of reporting period:   10-31-2007
                          ------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report                   October 31, 2007

[photo of winter]

Ultra® Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

[photo of Jonathan Thomas]

JONATHAN THOMAS
President and CEO
American Century Companies, Inc.

To help you monitor your investment, my colleagues and I take pride in providing you with the annual report for the American Century® Ultra Fund for the 12 months ended October 31, 2007. I am honored to be addressing you in the
"Our Message" space long devoted to company founder Jim Stowers, Jr. and his son Jim Stowers III.

Jim Stowers III stepped down from the ACC board in July 2007, his final step in a well-planned career transition to pursue new ventures outside the company. This reflected his family's support of our company's direction and the leadership team of American Century Investments.

The Stowers family remains an integral part of our heritage, leadership, and financial structure. In fact, Jim Stowers, Jr. continues as co-chair of the
American Century Companies, Inc. (ACC) board of directors with Richard Brown, who has been on the board since 1998.

American Century Investments, our clients, and our employees have been my top priority since I became company president and CEO in March, 2007. We have also added the executive talents of overall chief investment officer (CIO) Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you. We believe the ultimate measure of our performance is our clients' success. Therefore, our focus continues to be on building a long-term relationship with you and on delivering superior investment performance across our product line.

/s/Jonathan Thomas

[photo of James E. Stowers, Jr.]

JAMES E. STOWERS, JR.
Founder and Co-Chairman of the Board
American Century Companies, Inc.

[photo of Richard Brown]

RICHARD BROWN
Co-Chairman of the Board
American Century Companies, Inc.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

ULTRA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

STOCK RETURNS, VOLATILITY UP

U.S. stocks produced double-digit gains for the 12 months ended October 31,
2007. Stocks rallied for much of the first half of the fiscal year, touching record highs in July, as the worldwide economic expansion drove strong corporate earnings. But the sub-prime mortgage crisis blossomed in late July and early August in the form of massive losses for banks, residential lenders, and firms that securitized these subprime loans. This crisis caused a sharp tightening of lending standards, removing the easy credit that propelled strong consumer spending and funded a record amount of leveraged buyouts. As a result, the U.S. stock market came under pressure late in the fiscal year.

By October, stock market volatility surged and credit markets seized up. To relieve the pressure, the Federal Reserve (the Fed) lowered its benchmark federal funds rate target in September and again in October--the Fed's first rate cuts since June 2003. Markets rallied briefly at fiscal year-end, though there were concerns heading into November about the future course of corporate earnings.

GROWTH SHARES LED

Growth stocks led the market during the 12 months, outpacing value-oriented shares across all market capitalizations. That's because the deceleration in corporate earnings cast a brighter spotlight on the relative earnings power of growth companies, providing a favorable context for our growth portfolios and growth stocks in general. We took advantage of this favorable backdrop, enjoying a solid year of outperformance.

Looking at returns by sector, energy and materials performed best, supported by booming global demand for commodities. In contrast, the aforementioned credit crisis weakened consumer discretionary and financial shares--the only two segments of the S&P 500 Index to decline during the period.

We expect a continued favorable environment for growth-stock investing:
interest rates are low, global growth continues to provide new markets for goods and services, and inflation remains contained.

U.S. Stock Index Returns
For the 12 months ended October 31, 2007
RUSSELL 1000 INDEX (LARGE-CAP)        15.03%
Russell 1000 Growth Index             19.23%
Russell 1000 Value Index              10.83%
RUSSELL MIDCAP INDEX                  15.24%
Russell Midcap Growth Index           19.72%
Russell Midcap Value Index             9.73%
RUSSELL 2000 INDEX (SMALL-CAP)         9.27%
Russell 2000 Growth Index             16.73%
Russell 2000 Value Index               2.05%

------
2

PERFORMANCE
Ultra

Total Returns as of October 31, 2007
                                            Average Annual Returns
                                                              Since     Inception
                                1 year  5 years   10 years  Inception      Date

INVESTOR CLASS                  25.89%   10.57%    5.79%      13.04%     11/2/81

RUSSELL 1000 GROWTH INDEX(1)    19.23%   12.61%    4.81%    11.71%(2)       --

S&P 500 INDEX(1)                14.56%   13.88%    7.10%    13.34%(2)       --

Institutional Class             26.14%   10.78%    6.00%      6.83%      11/14/96

A Class(3)
 No sales charge*               25.56%   10.30%    5.54%      6.69%
 With sales charge*             18.36%   9.00%     4.92%      6.12%      10/2/96

B Class
 No sales charge*                 --       --        --      5.75%(4)
 With sales charge*               --       --        --      0.75%(4)    9/28/07

C Class                         24.64%   9.49%       --       4.87%      10/29/01

R Class                         25.26%     --        --       8.72%      8/29/03

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. -- A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 10/31/81, the date nearest the Investor Class's inception for which data are available.

(3) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

(4) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Ultra

Growth of $10,000 Over 10 Years

$10,000 investment made October 31, 1997

One-Year Returns Over 10 Years
Periods ended October 31
              1998     1999     2000     2001      2002      2003      2004    2005      2006      2007

Investor
Class        17.61%   37.94%   9.81%   -31.44%   -12.99%    19.50%    4.46%    6.81%    -1.51%    25.89%

Russell
1000
Growth
Index        24.64%   34.25%   9.33%   -39.95%   -19.62%    21.81%    3.38%    8.81%    10.84%    19.23%

S&P 500
Index        21.99%   25.67%   6.09%   -24.90%   -15.11%    20.80%    9.42%    8.72%    16.34%    14.56%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
Ultra

Portfolio Managers: Tom Telford and Steve Lurito

In August 2007, co-portfolio manager Wade Slome left American Century to pursue another career opportunity. Steve Lurito, who joined the company in
July 2007 as chief investment officer of U.S. Growth Equity, became co-portfolio manager with Tom Telford.

PERFORMANCE SUMMARY

Ultra returned 25.89%* for the fiscal year ended October 31, 2007, comfortably outpacing the 19.23% return of its benchmark, the Russell 1000 Growth Index.
The S&P 500 Index, a broad measure of the stock market, returned 14.56%.

The reporting period was a favorable one for Ultra's investment approach.
Large-cap growth stocks returned to favor after a multi-year drought, outperforming large-cap value issues by a wide margin over the past 12 months.
In addition, companies with improving business fundamentals, accelerating earnings and revenue growth, and price momentum were well rewarded.

Ultra's outperformance of the Russell 1000 Growth Index followed process enhancements implemented in August 2006. Security selection was also a key factor, adding to performance in seven of ten market sectors.

TECHNOLOGY AND CONSUMER STOCKS BOOSTED RESULTS

Information technology and consumer discretionary stocks contributed the most to Ultra's outperformance of the index; six of the top ten relative performance contributors came from these two sectors of the portfolio.

The top contributor was handheld wireless products maker Research in Motion, which produces the wildly popular Blackberry devices. Research in Motion delivered consistently strong earnings results driven by multiple product cycles and growing global demand for smart phones. Consumer electronics makers
Apple and Nintendo were also substantial contributors, thanks to robust sales of Apple's iMac, iPhone, and iPod product lines, as well as Nintendo's Wii game console.

In the consumer discretionary sector, the best contributor was global positioning system devices maker Garmin, which reported earnings well above expectations as global sales of personal navigation devices surged.

One characteristic prevalent in a number of portfolio holdings was improving business fundamentals driven by exposure to healthier economic conditions overseas. Some of these companies--including Research in Motion and Nintendo, as well as wireless services provider America Movil and metals producer BHP
Billiton--are headquartered outside the U.S. and were significant contributors to performance.

Top Ten Holdings as of October 31, 2007
                                % of net       % of net
                              assets as of   assets as of
                                10/31/07        4/30/07
Google Inc. Cl A                  4.3%           1.7%
Cisco Systems Inc.                3.7%           4.2%
Apple Inc.                        3.5%           2.6%
PepsiCo, Inc.                     2.9%           2.3%
Intel Corp.                       2.9%            --
Hewlett-Packard Co.               2.6%           1.8%
Research In Motion Ltd.           2.1%            --
Emerson Electric Co.              2.0%           2.4%
Coca-Cola Company (The)           2.0%            --
T. Rowe Price Group Inc.          1.9%           1.4%

* All fund returns referenced in this commentary are for Investor Class shares.

------
5

Ultra

HEALTH CARE AND MATERIALS ALSO ADDED VALUE

The portfolio's health care and materials holdings also contributed favorably to relative results. Pharmacy benefits manager Express Scripts posted a strong return thanks to an industry-wide shift toward more efficient and cost-effective generic drugs and mail order prescriptions. Seed maker Monsanto was the top contributor in the materials sector as the company benefited from growing global market share, increased adoption of its innovative seed technology, and greater corn planting driven by the ethanol boom.

INDUSTRIALS DETRACTED

Industrials stocks performed well during the reporting period, but the portfolio's holdings in this sector underperformed their counterparts in the benchmark index. Airline company US Airways was the biggest detractor among the portfolio's industrials stocks. Soaring energy prices put downward pressure on profit margins for the entire airline industry, and US Airways faced a series of challenges integrating its merger with America West.

Coal mining equipment manufacturer Joy Global also weighed on relative results. While most energy and commodity prices rose sharply during the reporting period, softness in coal prices led many coal producers to hold back on orders for new equipment. As a result, Joy Global's earnings fell short of expectations. We eliminated both Joy Global and US Airways from the portfolio.

A LOOK AHEAD

We expect large-cap growth stocks to remain in favor as the overall slowdown in the U.S. economy casts a brighter spotlight on the relative earnings power of large, growth-oriented companies. In addition, our theme of identifying businesses in the best position to take advantage of global growth and innovation trends provides a favorable context for our portfolio.

Our focus, as always, is to invest in larger-cap companies with the best combination of improving business fundamentals, sustainability of future growth, and attractive risk/reward characteristics.

Top Five Industries as of October 31, 2007
                                    % of net       % of net
                                  assets as of   assets as of
                                    10/31/07        4/30/07
Communications Equipment              7.4%           5.2%
Internet Software & Services          6.5%           3.5%
Computers & Peripherals               6.3%           4.4%
Semiconductors &
Semiconductor Equipment               5.8%           2.2%
Software                              5.6%           6.5%

Types of Investments in Portfolio
                                    % of net        % of net
                                  assets as of    assets as of
                                    10/31/07        4/30/07
Domestic Common Stocks               87.4%           90.0%
Foreign Common Stocks(1)             11.6%            9.5%
TOTAL COMMON STOCKS                  99.0%           99.5%
Temporary Cash
Investments                           2.3%            0.7%
Other Assets
and Liabilities(2)                   (1.3)%          (0.2)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

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6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007
(except as noted).

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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7

                                                    Expenses Paid
                       Beginning                       During
                        Account        Ending         Period(1)       Annualized
                         Value      Account Value     5/1/07 -         Expense
                         5/1/07       10/31/07        10/31/07         Ratio(1)

ACTUAL

Investor Class           $1,000       $1,187.20         $5.46           0.99%

Institutional Class      $1,000       $1,188.50         $4.36           0.79%

A Class                  $1,000       $1,186.00         $6.83           1.24%

B Class                  $1,000     $1,057.50(2)      $1.85(3)          1.99%

C Class                  $1,000       $1,181.30        $10.94           1.99%

R Class                  $1,000       $1,184.50         $8.20           1.49%

HYPOTHETICAL

Investor Class           $1,000       $1,020.21         $5.04           0.99%

Institutional Class      $1,000       $1,021.22         $4.02           0.79%

A Class                  $1,000       $1,018.95         $6.31           1.24%

B Class                  $1,000     $1,015.17(4)      $10.11(4)         1.99%

C Class                  $1,000       $1,015.17        $10.11           1.99%

R Class                  $1,000       $1,017.69         $7.58           1.49%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) Ending account value based on actual return from September 28, 2007
(commencement of sale) through October 31, 2007.

(3) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 33, the number of days in the period from September 28, 2007
(commencement of sale) through October 31, 2007, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4) Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

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8

SCHEDULE OF INVESTMENTS
Ultra

OCTOBER 31, 2007

Shares                ($ IN THOUSANDS)                                       Value

Common Stocks -- 99.0%

AEROSPACE & DEFENSE -- 5.3%
             815,000  Boeing Co.                                          $ 80,351
           1,007,000  Lockheed Martin Corp.                                110,810
           1,004,601  Precision Castparts Corp.                            150,500
           1,225,000  Raytheon Company                                      77,922
           1,875,315  United Technologies Corp.                            143,630
                                                                       -----------
                                                                           563,213
                                                                       -----------
BEVERAGES -- 4.9%
           3,418,021  Coca-Cola Company (The)                              211,097
           4,166,000  PepsiCo, Inc.                                        307,117
                                                                       -----------
                                                                           518,214
                                                                       -----------
BIOTECHNOLOGY -- 1.7%
             741,573  Celgene Corp.(1)                                      48,944
           2,822,946  Gilead Sciences, Inc.(1)                             130,392
                                                                       -----------
                                                                           179,336
                                                                       -----------
CAPITAL MARKETS -- 3.8%
           8,465,795  Schwab (Charles) Corp.                               196,745
           3,212,940  T. Rowe Price Group Inc.                             206,399
                                                                       -----------
                                                                           403,144
                                                                       -----------
CHEMICALS -- 2.7%
           2,100,486  Monsanto Co.                                         205,071
           1,148,257  Mosaic Co. (The)(1)                                   80,148
                                                                       -----------
                                                                           285,219
                                                                       -----------
COMMUNICATIONS EQUIPMENT -- 7.4%
          11,922,454  Cisco Systems Inc.(1)                                394,155
           3,619,000  Corning Inc.                                          87,833
           2,327,000  Juniper Networks, Inc.(1)                             83,772
           1,804,000  Research In Motion Ltd.(1)                           224,616
                                                                       -----------
                                                                           790,376
                                                                       -----------
COMPUTERS & PERIPHERALS -- 6.3%
           1,963,628  Apple Inc.(1)                                        372,991
             967,441  EMC Corp.(1)                                          24,563
           5,255,000  Hewlett-Packard Co.                                  271,578
                                                                       -----------
                                                                           669,132
                                                                       -----------
DIVERSIFIED CONSUMER SERVICES -- 1.3%
           1,769,466  Apollo Group, Inc. Cl A(1)                           140,248
                                                                       -----------
DIVERSIFIED FINANCIAL SERVICES -- 1.6%
             247,398  CME Group Inc.                                       164,829
                                                                       -----------
ELECTRICAL EQUIPMENT -- 3.4%
           3,203,000  ABB Ltd. ORD                                          96,847
           4,139,692  Emerson Electric Co.                                 216,382
             659,000  Roper Industries Inc.                                 46,664
                                                                       -----------
                                                                           359,893
                                                                       -----------

Shares                ($ IN THOUSANDS)                                       Value

ENERGY EQUIPMENT & SERVICES -- 4.3%
             688,000  Baker Hughes Inc.                                   $ 59,663
           1,453,000  Halliburton Co.                                       57,277
           1,730,807  Schlumberger Ltd.                                    167,144
           1,467,856  Transocean Inc.(1)                                   175,219
                                                                       -----------
                                                                           459,303
                                                                       -----------
FOOD & STAPLES RETAILING -- 1.2%
           1,972,921  Costco Wholesale Corp.                               132,699
                                                                       -----------
FOOD PRODUCTS -- 1.9%
           1,854,264  Kellogg Co.                                           97,887
           3,246,763  Unilever N.V. CVA                                    105,763
                                                                       -----------
                                                                           203,650
                                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.2%
             317,000  Becton, Dickinson & Co.                               26,457
                                                                       -----------
HEALTH CARE PROVIDERS & SERVICES -- 2.8%
           2,495,000  Express Scripts, Inc.(1)                             157,435
           1,496,000  Medco Health Solutions Inc.(1)                       141,192
                                                                       -----------
                                                                           298,627
                                                                       -----------
HOTELS, RESTAURANTS & LEISURE -- 2.7%
             427,005  Chipotle Mexican Grill Inc. Cl A(1)(2)                59,354
           2,139,667  McDonald's Corporation                               127,738
           2,398,644  Yum! Brands, Inc.                                     96,593
                                                                       -----------
                                                                           283,685
                                                                       -----------
HOUSEHOLD PRODUCTS -- 2.1%
           2,392,910  Colgate-Palmolive Co.                                182,508
             378,000  Energizer Holdings Inc.(1)                            39,425
                                                                       -----------
                                                                           221,933
                                                                       -----------
INDUSTRIAL CONGLOMERATES -- 1.8%
             869,662  3M Co.                                                75,104
           1,715,000  Textron Inc.                                         118,695
                                                                       -----------
                                                                           193,799
                                                                       -----------
INSURANCE -- 1.5%
           2,606,017  Aflac Inc.                                           163,606
                                                                       -----------
INTERNET SOFTWARE & SERVICES -- 6.5%
           3,015,985  eBay Inc.(1)                                         108,877
             647,468  Google Inc. Cl A(1)                                  457,759
           4,046,000  Yahoo! Inc.(1)                                       125,831
                                                                       -----------
                                                                           692,467
                                                                       -----------
IT SERVICES -- 3.4%
             974,747  DST Systems, Inc.(1)(2)                               82,571
           1,497,003  International Business Machines Corp.                173,832
             555,800  MasterCard Inc. Cl A(2)                              105,352
                                                                       -----------
                                                                           361,755
                                                                       -----------

------
9

Ultra

Shares                ($ IN THOUSANDS)                                       Value

LIFE SCIENCES TOOLS & SERVICES -- 3.1%
             743,704  Covance Inc.(1)                                     $ 61,356
           2,653,000  Thermo Fisher Scientific Inc.(1)                     156,022
           1,457,000  Waters Corp.(1)                                      112,160
                                                                       -----------
                                                                           329,538
                                                                       -----------
METALS & MINING -- 2.4%
           3,086,000  BHP Billiton Ltd. ORD                                134,330
           1,043,240  Freeport-McMoRan Copper & Gold, Inc.                 122,768
                                                                       -----------
                                                                           257,098
                                                                       -----------
MULTILINE RETAIL -- 0.7%
           1,160,472  Target Corp.                                          71,207
                                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 3.9%
           2,107,000  Exxon Mobil Corp.                                    193,823
             524,000  Noble Energy Inc.                                     40,107
             794,000  StatoilHydro ASA ORD                                  26,901
           2,372,842  XTO Energy Inc.                                      157,509
                                                                       -----------
                                                                           418,340
                                                                       -----------
PHARMACEUTICALS -- 5.5%
           2,066,000  Abbott Laboratories                                  112,845
           2,165,738  Allergan, Inc.                                       146,361
           2,665,000  Bristol-Myers Squibb Co.                              79,923
           1,229,000  Johnson & Johnson                                     80,094
           1,376,000  Merck & Co., Inc.                                     80,166
           2,629,000  Schering-Plough Corp.                                 80,237
                                                                       -----------
                                                                           579,626
                                                                       -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.8%
          11,375,797  Intel Corp.                                          306,009
           1,152,018  MEMC Electronic Materials Inc.(1)                     84,351
           5,586,165  NVIDIA Corp.(1)                                      197,639
             721,000  Varian Semiconductor Equipment Associates,
                      Inc.(1)                                               33,180
                                                                       -----------
                                                                           621,179
                                                                       -----------
SOFTWARE -- 5.6%
           3,194,116  Adobe Systems Inc.(1)                                152,998
           1,450,430  Electronic Arts Inc.(1)                               88,650
           3,127,123  Microsoft Corporation                                115,109
             313,000  Nintendo Co., Ltd. ORD                               197,319
             295,238  VMware, Inc. Cl A(1)(2)                               36,855
                                                                       -----------
                                                                           590,931
                                                                       -----------
SPECIALTY RETAIL -- 1.7%
           1,741,705  GameStop Corp. Cl A(1)                               103,144
           2,508,323  TJX Companies, Inc. (The)                             72,566
                                                                       -----------
                                                                           175,710
                                                                       -----------

Shares                ($ IN THOUSANDS)                                       Value

TEXTILES, APPAREL & LUXURY GOODS -- 0.8%
           1,355,091  NIKE, Inc. Cl B                                     $ 89,788
                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES -- 2.7%
           1,622,000  America Movil, SAB de CV ADR                         106,063
           1,886,000  Rogers Communications Inc. Cl B ORD                   96,178
          21,070,000  Vodafone Group plc ORD                                83,100
                                                                       -----------
                                                                           285,341
                                                                       -----------
TOTAL COMMON STOCKS
(Cost $7,653,711)                                                       10,530,343
                                                                       -----------

Principal Amount

Temporary Cash Investments -- 2.3%

             $25,500  FHLB Discount Notes, 4.40%, 11/1/07(3)                25,500

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations,
2.375%-3.875%, 1/15/09-1/15/25, valued at $90,715), in a joint trading account at 4.47%, dated 10/31/07, due 11/1/07 (Delivery
value $81,910)                                                              81,900

Repurchase Agreement, Merrill Lynch & Co., Inc., (collateralized by various U.S. Treasury obligations, 6.25%-8.125%, 8/15/21-8/15/23, valued at $139,830), in a joint trading account at 4.40%, dated
10/31/07, due 11/1/07 (Delivery value $137,217)                            137,200
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $244,600)                                                            244,600
                                                                       -----------

Temporary Cash Investments -- Securities Lending Collateral(4) -- 1.8%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.83%, dated 10/31/07, due
11/1/07 (Delivery value $100,013)                                          100,000

Repurchase Agreement, Deutsche Bank AG, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 4.82%, dated 10/31/07, due 11/1/07 (Delivery value
$23,921)                                                                    23,918

Repurchase Agreement, Lehman Brothers, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.89%, dated 10/31/07, due 11/1/07 (Delivery
value $65,009)                                                              65,000
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS --
SECURITIES LENDING COLLATERAL
(Cost $188,918)                                                            188,918
                                                                       -----------

------
10

Ultra

Shares                ($ IN THOUSANDS)                                       Value

TOTAL INVESTMENT SECURITIES -- 103.1%
(Cost $8,087,229)                                                      $10,963,861
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (3.1)%                                   (329,725)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $10,634,136
                                                                       ===========

Forward Foreign Currency Exchange Contracts
                                                          ($ IN THOUSANDS)
                                                                Unrealized Gain
       Contracts to Sell         Settlement Date    Value           (Loss)

       70,607,680  AUD for USD      11/30/07      $ 65,665          $ (734)
       45,254,570  CAD for USD      11/30/07       47,943            (554)
       55,475,960  CHF for USD      11/30/07       47,985            (257)
       36,688,421  Euro for USD     11/30/07       53,178            (279)
       28,554,064  GBP for USD      11/30/07       59,314            (517)
   10,837,625,000  JPY for USD      11/30/07       94,290             463
       72,571,600  NOK for USD      11/30/07       13,524              3
                                                  --------         --------
                                                  $381,899         $(1,875)
                                                  ========         ========
(Value on Settlement Date $380,024)

Notes to Schedule of Investments

ADR = American Depositary Receipt

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

CVA = Certificaten Van Aandelen

FHLB = Federal Home Loan Bank

GBP = British Pound

JPY = Japanese Yen

NOK = Norwegian Krona

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of October 31, 2007.

(3) The rate indicated is the yield to maturity at purchase.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of October 31, 2007, securities with an aggregate value of $644,260 (in thousands), which represented 6.1% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of
Directors.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)
ASSETS

Investment securities, at value (cost of $7,898,311) -- including
$188,417 of securities on loan                                         $10,774,943

Investments made with cash collateral received for securities on
loan, at value (cost of $188,918)                                          188,918
                                                                       -----------
Total investment securities, at value (cost of $8,087,229)              10,963,861

Cash                                                                        11,469

Receivable for investments sold                                            240,019

Receivable for capital shares sold                                           1,719

Receivable for forward foreign currency exchange contracts                     466

Dividends and interest receivable                                            2,821
                                                                       -----------
                                                                        11,220,355
                                                                       -----------

LIABILITIES

Payable for collateral received for securities on loan                     188,918

Payable for investments purchased                                          218,059

Payable for capital shares redeemed                                        168,096

Payable for forward foreign currency exchange contracts                      2,341

Accrued management fees                                                      8,750

Service fees (and distribution fees -- A Class and R Class) payable             55
                                                                       -----------
                                                                           586,219
                                                                       -----------

NET ASSETS                                                             $10,634,136
                                                                       ===========

See Notes to Financial Statements.

------
12

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS EXCEPT AS NOTED)
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                                $ 5,339,306

Undistributed net investment income                                          1,874

Undistributed net realized gain on investment and foreign
currency transactions                                                    2,418,202

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                             2,874,754
                                                                       -----------
                                                                       $10,634,136
                                                                       ===========

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                                                         $10,065,758,723

Shares outstanding                                                     300,657,109

Net asset value per share                                                   $33.48

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                                                            $325,034,836

Shares outstanding                                                       9,564,412

Net asset value per share                                                   $33.98

A CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                                                            $235,217,085

Shares outstanding                                                       7,163,774

Net asset value per share                                                   $32.83

Maximum offering price (net asset value divided by 0.9425)                  $34.83

B CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                                                                 $26,429

Shares outstanding                                                             790

Net asset value per share                                                   $33.45

C CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                                                              $2,128,883

Shares outstanding                                                          67,504

Net asset value per share                                                   $31.54

R CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                                                              $5,970,524

Shares outstanding                                                         182,017

Net asset value per share                                                   $32.80

See Notes to Financial Statements.

------
13

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $430)                        $ 102,844

Interest                                                                     8,531

Securities lending                                                           4,692
                                                                        ----------
                                                                           116,067
                                                                        ----------

EXPENSES:

Management fees                                                            118,309

Distribution fees:

 A Class                                                                       637

 C Class                                                                        18

Service fees:

 A Class                                                                       637

 C Class                                                                         6

Distribution and service fees:

 A Class                                                                       104

 R Class                                                                        30

Directors' fees and expenses                                                   249

Other expenses                                                                  93
                                                                        ----------
                                                                           120,083
                                                                        ----------

NET INVESTMENT INCOME (LOSS)                                               (4,016)
                                                                        ----------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment and foreign currency
transactions (including $148,097 from affiliates)                        3,112,565

Change in net unrealized appreciation (depreciation) on investments
and translation of assets and liabilities in foreign currencies          (479,634)
                                                                        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                  2,632,931
                                                                        ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $2,628,915
                                                                        ==========

See Notes to Financial Statements.

------
14

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)
Increase (Decrease) in Net Assets                               2007          2006

OPERATIONS

Net investment income (loss)                               $ (4,016)    $ (26,022)

Net realized gain (loss)                                   3,112,565     1,792,838

Change in net unrealized appreciation (depreciation)       (479,634)   (1,994,803)
                                                         -----------   -----------
Net increase (decrease) in net assets resulting from
operations                                                 2,628,915     (227,987)
                                                         -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                                                   --      (22,728)

 Institutional Class                                              --       (4,891)

From net realized gains:

 Investor Class                                            (903,905)            --

 Institutional Class                                        (69,893)            --

 A Class                                                    (26,545)            --

 C Class                                                       (211)            --

 R Class                                                       (579)            --
                                                         -----------   -----------
Decrease in net assets from distributions                (1,001,133)      (27,619)
                                                         -----------   -----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                       (5,966,540)   (5,789,519)
                                                         -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS                    (4,338,758)   (6,045,125)

NET ASSETS

Beginning of period                                       14,972,894    21,018,019
                                                         -----------   -----------
End of period                                            $10,634,136   $14,972,894
                                                         ===========   ===========

Undistributed net investment income                           $1,874           $47
                                                        ===========   ===========

See Notes to Financial Statements.

------
15

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. The fund pursues this objective by investing primarily in equity securities of large companies, but may invest in companies of any size. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the A Class (formerly Advisor Class), the B Class, the C
Class and the R Class. The A Class may incur an initial sales charge. The A
Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the B Class commenced on
September 28, 2007.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
16

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
17

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the A Class (formerly Advisor Class) shareholders of the fund approved a change in the class's fee structure. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007. Effective
September 4, 2007, the fee structure change resulted in an increase of 0.25%
in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 0.80% to
1.00% for the Investor Class, A Class, B Class, C Class and R Class. The
Institutional Class is 0.20% less at each point within the range. Prior to
September 4, 2007, the A Class was 0.25% less at each point within the range.
The effective annual management fee for each class of the fund for the year ended October 31, 2007 was 0.99% for the Investor Class, B Class, C Class and
R Class, 0.77% for the Institutional Class and 0.79% for the A Class.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay
ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. Prior to September 4, 2007, the Board of Directors had adopted a
Master Distribution and Shareholder Services Plan for the A Class, pursuant to
Rule 12b-1 of the 1940 Act, in which the A Class paid ACIS an annual distribution fee of 0.25% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B
Class, C Class and R Class shares. Prior to September 4, 2007, the service fee provided compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for A Class shares.
Fees incurred under the plans during the year ended October 31, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

Beginning in December 2006, the fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase
& Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

------
18

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2007, were $11,172,426 and
$17,985,731, respectively.

For the year ended October 31, 2007, the fund incurred net realized gains of
$100,827 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                Year ended October 31,      Year ended October 31,
                                               2007(1)                        2006
                                Shares          Amount       Shares         Amount

INVESTOR CLASS/SHARES
AUTHORIZED                   3,500,000                    3,500,000
                             =========                    =========
Sold                            15,640       $ 449,268       29,695      $ 873,712

Issued in reinvestment
of distributions                31,578         862,401          700         21,649

Redeemed                     (218,773)     (6,268,935)    (209,516)    (6,089,943)
                             ---------    ------------    ---------   ------------
                             (171,555)     (4,957,266)    (179,121)    (5,194,582)
                             ---------    ------------    ---------   ------------

INSTITUTIONAL
CLASS/SHARES AUTHORIZED        200,000                      200,000
                             =========                    =========
Sold                             5,102         149,551        9,336        278,796

Issued in reinvestment
of distributions                 2,452          67,877          152          4,743

Redeemed                      (35,145)     (1,017,688)     (22,047)      (649,002)
                             ---------    ------------    ---------   ------------
                              (27,591)       (800,260)     (12,559)      (365,463)
                             ---------    ------------    ---------   ------------

A CLASS/SHARES AUTHORIZED      100,000                      100,000
                             =========                    =========
Sold                             1,554          44,554        3,456        100,324

Issued in reinvestment
of distributions                   962          25,823           --             --

Redeemed                       (9,767)       (274,241)     (11,402)      (328,494)
                             ---------    ------------    ---------   ------------
                               (7,251)       (203,864)      (7,946)      (228,170)
                             ---------    ------------    ---------   ------------

B CLASS/SHARES AUTHORIZED       50,000                          N/A
                             =========                    =========
Sold                                 1              25
                             ---------    ------------    ---------   ------------

C CLASS/SHARES AUTHORIZED       50,000                      100,000
                             =========                    =========
Sold                                 7             191           23            663

Issued in reinvestment
of distributions                     7             195           --             --

Redeemed                          (69)         (1,880)        (100)        (2,821)
                             ---------    ------------    ---------   ------------
                                  (55)         (1,494)         (77)        (2,158)
                             ---------    ------------    ---------   ------------

R CLASS/SHARES AUTHORIZED       50,000                       50,000
                             =========                    =========
Sold                                81           2,327          164          4,791

Issued in reinvestment
of distributions                    21             552           --             --

Redeemed                         (237)         (6,560)        (138)        (3,937)
                             ---------    ------------    ---------   ------------
                                 (135)         (3,681)           26            854
                             ---------    ------------    ---------   ------------
Net increase (decrease)      (206,586)    $(5,966,540)    (199,677)   $(5,789,519)
                             =========    ============    =========   ============

(1) September 28, 2007 (commencement of sale) through October 31, 2007 for the
B Class.

------
19

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

5. AFFILIATED COMPANY TRANSACTIONS (SHARES IN FULL)

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act.
A summary of transactions for each company which is or was an affiliate at or during the year ended October 31, 2007 follows:

                                                                       October 31, 2007
               Share                             Realized
                Balance    Purchase     Sales    Gain       Dividend    Share   Market
                10/31/06     Cost       Cost      (Loss)     Income    Balance   Value

CarMax,
Inc.(1)(2)     5,052,195      --      $124,985   $120,351      --        --       --

Digital
River
Inc.(1)(2)     2,256,000      --       90,481     27,746       --        --       --
                              --      --------   --------      --                 --
                              --      $215,466   $148,097      --                 --
                              ==      ========   ========      ==                 ==

(1) Company was not an affiliate at October 31, 2007.

(2) Non-income producing.

6. SECURITIES LENDING

As of October 31, 2007, securities in the fund valued at $188,417 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $188,918. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

7. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a $500 million unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended
October 31, 2007.

8. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31,
2007 and October 31, 2006 were as follows:

                                2007       2006
DISTRIBUTIONS PAID FROM
Ordinary income                  --       $27,619
Long-term capital gains      $1,001,133     --

------
20

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Reclassification of $5,843, $(681,775), and $675,932 between undistributed net investment income, accumulated net realized loss, and capital paid in, respectively, include the difference in character of realized gains on redemptions in kind and net operating losses. The gain or loss generated from redemption in kinds are not taxable to the fund and are not distributed to existing fund shareholders. The fund may consider a portion of its earnings as already having been distributed in the case of shareholder redemptions in order to satisfy its distribution requirements. Therefore such amounts are reclassified from accumulated net gain or loss to capital paid in and in addition, reduce the total distributions paid to current shareholders.

As of October 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                         $8,099,375
                                                                        ==========
Gross tax appreciation of investments                                   $2,884,247

Gross tax depreciation of investments                                     (19,761)
                                                                        ----------
Net tax appreciation (depreciation) of investments                      $2,864,486
                                                                        ==========
Net tax appreciation (depreciation) of derivatives and translation
of assets and liabilities in foreign currencies                               $(4)
                                                                        ----------
Net tax appreciation (depreciation)                                     $2,864,482
                                                                        ==========
Undistributed ordinary income                                                   --

Accumulated long-term gains                                             $2,430,348
                                                                       ----------

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

11. OTHER TAX INFORMATION (UNAUDITED) ($ IN FULL)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates long-term capital gains dividends of $209,402,773 as distributions paid to shareholders who redeemed shares of the fund during the fiscal year ended October 31, 2007. The fund hereby further designates as long-term capital gains dividends $1,001,133,226 as distributions paid in cash to shareholders of the fund during the fiscal year ended October 31, 2007.

The fund hereby designates short-term capital gain dividends of $366,518,588 as distributions paid to shareholders who redeemed shares of the fund during the fiscal year ended October 31, 2007. These short-term capital gain dividends are designated as qualified distributions for purposes of Internal
Revenue Code Section 871.

------
21

FINANCIAL HIGHLIGHTS
Ultra

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
                                       2007      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $28.55    $29.02    $27.17   $26.01    $21.83
                                     ------    ------    ------   ------    ------
Income From Investment Operations

 Net Investment Income
 (Loss)(1)                           (0.01)    (0.06)      0.02   (0.05)    (0.02)

 Net Realized and Unrealized
 Gain (Loss)                           6.95    (0.37)      1.83     1.21      4.26
                                     ------    ------    ------   ------    ------
 Total From Investment
 Operations                            6.94    (0.43)      1.85     1.16      4.24
                                     ------    ------    ------   ------    ------
Distributions

 From Net Investment Income              --    (0.04)        --       --    (0.06)

 From Net Realized Gains             (2.01)        --        --       --        --
                                     ------    ------    ------   ------    ------
 Total Distributions                 (2.01)    (0.04)        --       --    (0.06)
                                     ------    ------    ------   ------    ------
Net Asset Value, End of Period       $33.48    $28.55    $29.02   $27.17    $26.01
                                     ======    ======    ======   ======    ======

TOTAL RETURN(2)                      25.89%   (1.51)%     6.81%    4.46%    19.50%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    0.99%     0.99%     0.99%    0.99%     1.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets        (0.04)%   (0.15)%     0.09%  (0.20)%   (0.09)%

Portfolio Turnover Rate                 93%       62%       33%      34%       82%

Net Assets, End of Period (in
millions)                           $10,066   $13,482   $18,904  $20,708   $21,341

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
22

Ultra

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
                             2007         2006        2005         2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period        $28.90       $29.38      $27.44       $26.22     $22.02
                           ------       ------      ------       ------     ------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)            0.05        --(2)        0.07        --(2)       0.02

 Net Realized and
 Unrealized Gain
 (Loss)                      7.04       (0.38)        1.87         1.22       4.29
                           ------       ------      ------       ------     ------
 Total From
 Investment
 Operations                  7.09       (0.38)        1.94         1.22       4.31
                           ------       ------      ------       ------     ------
Distributions

 From Net
 Investment Income             --       (0.10)          --           --     (0.11)

 From Net Realized
 Gains                     (2.01)           --          --           --         --
                           ------       ------      ------       ------     ------
 Total
 Distributions             (2.01)       (0.10)          --           --     (0.11)
                           ------       ------      ------       ------     ------
Net Asset Value, End
of Period                  $33.98       $28.90      $29.38       $27.44     $26.22
                           ======       ======      ======       ======     ======

TOTAL RETURN(3)            26.14%      (1.33)%       7.07%        4.65%     19.66%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                  0.79%        0.79%       0.79%        0.79%      0.80%

Ratio of Net
Investment Income
(Loss) to Average Net
Assets                      0.16%        0.05%       0.29%        0.00%      0.11%

Portfolio Turnover
Rate                          93%          62%         33%          34%        82%

Net Assets, End of
Period (in thousands)    $325,035   $1,073,767  $1,460,343   $1,055,145   $822,333

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
23

Ultra

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31
                                   2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $28.11     $28.61    $26.85     $25.77     $21.62
                                 ------     ------    ------     ------     ------
Income From Investment
Operations

 Net Investment Income
 (Loss)(2)                       (0.08)     (0.13)    (0.05)     (0.12)     (0.08)

 Net Realized and
 Unrealized Gain (Loss)            6.81     (0.37)      1.81       1.20       4.24
                                 ------     ------    ------     ------     ------
 Total From Investment
 Operations                        6.73     (0.50)      1.76       1.08       4.16
                                 ------     ------    ------     ------     ------
Distributions

 From Net Investment
 Income                              --         --        --         --     (0.01)

 From Net Realized Gains         (2.01)         --        --         --         --
                                 ------     ------    ------     ------     ------
 Total Distributions             (2.01)         --        --         --     (0.01)
                                 ------     ------    ------     ------     ------
Net Asset Value, End of
Period                           $32.83     $28.11    $28.61     $26.85     $25.77
                                 ======     ======    ======     ======     ======

TOTAL RETURN(3)                  25.56%    (1.75)%     6.55%      4.19%     19.24%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             1.24%      1.24%     1.24%      1.24%      1.25%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                      (0.29)%    (0.40)%   (0.16)%    (0.45)%    (0.34)%

Portfolio Turnover Rate             93%        62%       33%        34%        82%

Net Assets, End of Period
(in thousands)                 $235,217   $405,173  $639,792   $738,032   $643,144

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
24

Ultra

B Class
For a Share Outstanding Throughout the Period Indicated
                                                                     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $31.63
                                                                      ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      (0.04)

 Net Realized and Unrealized Gain (Loss)                                1.86
                                                                      ------
 Total From Investment Operations                                       1.82
                                                                      ------
Net Asset Value, End of Period                                        $33.45
                                                                      ======

TOTAL RETURN(3)                                                        5.75%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   1.99%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       (1.53)%(4)

Portfolio Turnover Rate                                               93%(5)

Net Assets, End of Period (in thousands)                                 $26

(1) September 28, 2007 (commencement of sale) through October 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
25

Ultra

C Class
For a Share Outstanding Throughout the Years Ended October 31
                                       2007      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $27.26    $27.96    $26.44   $25.57    $21.59
                                     ------    ------    ------   ------    ------
Income From Investment Operations

 Net Investment Income
 (Loss)(1)                           (0.29)    (0.34)    (0.26)   (0.32)    (0.26)

 Net Realized and Unrealized
 Gain (Loss)                           6.58    (0.36)      1.78     1.19      4.24
                                     ------    ------    ------   ------    ------
 Total From Investment
 Operations                            6.29    (0.70)      1.52     0.87      3.98
                                     ------    ------    ------   ------    ------
Distributions

 From Net Realized Gains             (2.01)        --        --       --        --
                                     ------    ------    ------   ------    ------
Net Asset Value, End of Period       $31.54    $27.26    $27.96   $26.44    $25.57
                                     ======    ======    ======   ======    ======

TOTAL RETURN(2)                      24.64%   (2.50)%     5.75%    3.40%    18.43%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    1.99%     1.99%     1.99%    1.99%     2.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets        (1.04)%   (1.15)%   (0.91)%  (1.20)%   (1.09)%

Portfolio Turnover Rate                 93%       62%       33%      34%       82%

Net Assets, End of Period (in
thousands)                           $2,129    $3,342    $5,601   $4,836    $2,232

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
26

Ultra

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                 2007      2006        2005      2004      2003(1)
PER-SHARE DATA

Net Asset Value, Beginning
of Period                      $28.15    $28.72      $27.01    $25.99       $24.87
                               ------    ------      ------    ------       ------
Income From Investment
Operations

 Net Investment Income
 (Loss)(2)                     (0.15)    (0.21)      (0.12)    (0.22)       (0.04)

 Net Realized and
 Unrealized Gain (Loss)          6.81    (0.36)        1.83      1.24         1.16
                               ------    ------      ------    ------       ------
 Total From Investment
 Operations                      6.66    (0.57)        1.71      1.02         1.12
                               ------    ------      ------    ------       ------
Distributions

 From Net Realized
 Gains                         (2.01)        --          --        --           --
                               ------    ------      ------    ------       ------
Net Asset Value, End of
Period                         $32.80    $28.15      $28.72    $27.01       $25.99
                               ======    ======      ======    ======       ======

TOTAL RETURN(3)                25.26%   (1.98)%       6.33%     3.92%        4.50%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average Net
Assets                          1.49%     1.49%    1.44%(4)     1.49%     1.50%(5)

Ratio of Net Investment
Income (Loss) to Average
Net Assets                    (0.54)%   (0.65)%  (0.36)%(4)   (0.70)%   (0.81)%(5)

Portfolio Turnover Rate           93%       62%         33%       34%       82%(6)

Net Assets, End of Period
(in thousands)                 $5,971    $8,922      $8,367    $4,545           $3

(1) August 29, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) During the year ended October 31, 2005, the class received a partial reimbursement of its distribution and service fee. Had fees not been reimbursed the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.49% and (0.41)%, respectively.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ultra Fund (the "Fund"), one of the mutual funds comprising American Century Mutual Funds, Inc., as of October 31,
2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Ultra Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 12, 2007

------
28

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposals. The proposals received the required number of votes of the American Century Mutual Funds, Inc. or the applicable fund, depending on the proposal, and were adopted. A summary of voting results is listed below each proposal.

PROPOSAL 1:

To elect nine Directors to the Board of Directors of American Century Mutual
Funds, Inc. (the proposal was voted on by all shareholders of funds issued by
American Century Mutual Funds, Inc.).

James E. Stowers, Jr.       For:                15,577,264,186
                            Withhold:              426,100,888
                            Abstain:                         0
                            Broker Non-Vote:                 0

Jonathan S. Thomas          For:                15,599,601,708
                            Withhold:              403,763,366
                            Abstain:                         0
                            Broker Non-Vote:                 0

Thomas A. Brown             For:                15,605,490,524
                            Withhold:              397,874,550
                            Abstain:                         0
                            Broker Non-Vote:                 0

Andrea C. Hall              For:                15,604,361,764
                            Withhold:              399,003,310
                            Abstain:                         0
                            Broker Non-Vote:                 0

James A. Olson              For:                15,597,252,094
                            Withhold:              406,112,980
                            Abstain:                         0
                            Broker Non-Vote:                 0

Donald H. Pratt             For:                15,588,035,002
                            Withhold:              415,330,072
                            Abstain:                         0
                            Broker Non-Vote:                 0

Gale E. Sayers              For:                15,602,023,622
                            Withhold:              401,341,452
                            Abstain:                         0
                            Broker Non-Vote:                 0

M. Jeannine Strandjord      For:                15,588,213,409
                            Withhold:              415,151,665
                            Abstain:                         0
                            Broker Non-Vote:                 0

Timothy S. Webster          For:                15,609,206,162
                            Withhold:              394,158,912
                            Abstain:                         0
                            Broker Non-Vote:                 0

------
29

PROPOSAL 2:

To approve a change in the fee structure of the Advisor Class. This proposal was voted on by the Advisor Class shareholders of the fund.

For:                  114,465,199
Against:                6,020,095
Abstain:                2,833,793
Broker Non-Vote:       22,284,769

------
30

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century family of funds advised by ACIM, or American Century Global Investment Management, Inc.
(ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc.; Retired Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB
Acquisition Group LLC (September 2006 to present); President and Chief
Executive Officer, American Italian Pasta Company (2001 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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OFFICERS

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century funds (1997 to
September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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33

APPROVAL OF MANAGEMENT AGREEMENT
Ultra

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors (the "Directors") each year. At
American Century, this process is referred to as the "15(c) Process." As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Ultra (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

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34

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

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35

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the
15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance fell below the median for both the one-
and three- year periods during the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

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36

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was below the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

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37

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, assisted by the advice of legal counsel independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, negotiated changes to the breakpoint schedule used to calculate the management fee. These changes were proposed by the Directors based on their review of the competitive changes in the mutual fund marketplace and their review of financial information provided by the advisor. The new schedule, effective
August 1, 2007, contains lower management fees at certain asset levels than under the existing structure. Following these negotiations with the advisor, the independent directors concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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38

SHARE CLASS INFORMATION

Six classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class, A Class, B Class, C Class and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of A Class, B Class, C Class and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The fund's prospectus contains additional information regarding eligibility for Investor Class shares.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 5.75%
to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for Investor Class shares. A Class shares also are subject to a
0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B
Class shares automatically convert to A Class shares (with lower expenses)
eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

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39

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

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40

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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41

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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NOTES

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NOTES

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[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
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©2007 American Century Proprietary Holdings, Inc. All rights reserved.

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Investments are service marks of American Century Proprietary Holdings, Inc.

0712
SH-ANN-57610S

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               October 31, 2007

[photo of winter]

Growth Fund
Vista(SM) Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

[photo of Jonathan Thomas]

JONATHAN THOMAS
President and CEO
American Century Companies, Inc.

To help you monitor your investment, my colleagues and I take pride in providing you with the annual report for the American Century® Growth and
Vista funds for the 12 months ended October 31, 2007. I am honored to be addressing you in the "Our Message" space long devoted to company founder Jim
Stowers, Jr. and his son Jim Stowers III.

Jim Stowers III stepped down from the ACC board in July 2007, his final step in a well-planned career transition to pursue new ventures outside the company. This reflected his family's support of our company's direction and the leadership team of American Century Investments.

The Stowers family remains an integral part of our heritage, leadership, and financial structure. In fact, Jim Stowers, Jr. continues as co-chair of the
American Century Companies, Inc. (ACC) board of directors with Richard Brown, who has been on the board since 1998.

American Century Investments, our clients, and our employees have been my top priority since I became company president and CEO in March, 2007. We have also added the executive talents of overall chief investment officer (CIO) Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you. We believe the ultimate measure of our performance is our clients' success. Therefore, our focus continues to be on building a long-term relationship with you and on delivering superior investment performance across our product line.

/s/Jonathan Thomas

[photo of James E. Stowers, Jr.]

JAMES E. STOWERS, JR.
Founder and Co-Chairman of the Board
American Century Companies, Inc.

[photo of Richard Brown]

RICHARD BROWN
Co-Chairman of the Board
American Century Companies, Inc.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

GROWTH

VISTA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

STOCK RETURNS, VOLATILITY UP

U.S. stocks produced double-digit gains for the 12 months ended October 31,
2007. Stocks rallied for much of the first half of the fiscal year, touching record highs in July, as the worldwide economic expansion drove strong corporate earnings. But the subprime mortgage crisis blossomed in late July and early August in the form of massive losses for banks, residential lenders, and firms that securitized these subprime loans. This crisis caused a sharp tightening of lending standards, removing the easy credit that propelled strong consumer spending and funded a record amount of leveraged buyouts. As a result, the U.S. stock market came under pressure late in the fiscal year.

By October, stock market volatility surged and credit markets seized up. To relieve the pressure, the Federal Reserve (the Fed) lowered its benchmark federal funds rate target in September and again in October -- the Fed's first rate cuts since June 2003. Markets rallied briefly at fiscal year-end, though there were concerns heading into November about the future course of corporate earnings.

GROWTH SHARES LED

Growth stocks led the market during the 12 months, outpacing value-oriented shares across all market capitalizations. That's because the deceleration in corporate earnings cast a brighter spotlight on the relative earnings power of growth companies, providing a favorable context for our growth portfolios and growth stocks in general. We took advantage of this favorable backdrop, enjoying a solid year of outperformance.

Looking at returns by sector, energy and materials performed best, supported by booming global demand for commodities. In contrast, the aforementioned credit crisis weakened consumer discretionary and financial shares -- the only two segments of the S&P 500 Index to decline during the period.

We expect a continued favorable environment for growth-stock investing:
interest rates are low, global growth continues to provide new markets for goods and services, and inflation remains contained.

U.S. Stock Index Returns
For the 12 months ended October 31, 2007

RUSSELL 1000 INDEX (LARGE-CAP)        15.03%
Russell 1000 Growth Index             19.23%
Russell 1000 Value Index              10.83%

RUSSELL MIDCAP INDEX                  15.24%
Russell Midcap Growth Index           19.72%
Russell Midcap Value Index             9.73%

RUSSELL 2000 INDEX (SMALL-CAP)         9.27%
Russell 2000 Growth Index             16.73%
Russell 2000 Value Index               2.05%

------
2

PERFORMANCE
Growth

Total Returns as of October 31, 2007
                                        Average Annual Returns
                                                             Since      Inception
                               1 year   5 years  10 years  Inception      Date

INVESTOR CLASS                 21.86%   12.70%    5.99%      14.90%    6/30/71(1)

RUSSELL 1000 GROWTH INDEX(2)   19.23%   12.61%    4.81%      N/A(3)        --

Institutional Class            22.13%   12.93%    6.21%      6.79%       6/16/97

Advisor Class                  21.59%   12.43%    5.70%      6.84%       6/4/97

C Class                        20.72%   11.61%      --       4.67%      11/28/01

R Class                        21.30%     --        --       11.79%      8/29/03

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the investment advisor's implementation of its current investment philosophy and practices.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Benchmark began 12/29/78.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Growth

Growth of $10,000 Over 10 Years

$10,000 investment made October 31, 1997

One-Year Returns Over 10 Years
Periods ended October 31
               1998     1999     2000     2001       2002      2003    2004    2005    2006     2007
Investor
Class         18.53%   36.31%   11.49%   -34.14%    -17.09%   16.62%  6.78%   7.47%   11.51%   21.86%

Russell
1000 Growth
Index         24.64%   34.25%   9.33%    -39.95%    -19.62%   21.81%  3.38%   8.81%   10.84%   19.23%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Growth

Portfolio Managers: Greg Woodhams and Prescott LeGard

PERFORMANCE SUMMARY

Growth's Investor Class shares gained 21.86%* during the 12 months ended
October 31, 2007. That compares with the 19.23% return of its benchmark, the
Russell 1000 Growth Index.

Looking at the portfolio's absolute return, performance was driven by holdings in information technology, health care, and industrials; utilities and telecommunication services contributed the least. In terms of Growth's performance relative to the Russell 1000 Growth Index, outperformance was driven by stock selection among health care stocks; consumer staples shares were the leading detractors.

HEALTH CARE LED RELATIVE CONTRIBUTORS

In health care, stock selection among pharmaceutical names was the leading source of outperformance. Schering-Plough, the portfolio's largest overweight position during the period, was helped by market share gains and category growth for its cholesterol franchise. In addition, it significantly helped relative results to avoid Johnson & Johnson, which suffered from challenges in some of its leading drug and medical device businesses.

Positioning in health care equipment & supplies firms was another source of relative strength. The leading contributor to return in this space was medical device maker Intuitive Surgical, benefiting from heavy demand for its new, less-invasive robotic surgery system. Overweight positions in Baxter
International, DENTSPLY International, Cytyc, and Idexx Laboratories also helped relative results.

IT A SOURCE OF STRENGTH

In the information technology sector, stock picks contributed most in the communication equipment industry behind an overweight position in Research in
Motion, maker of the Blackberry handheld device. Juniper Networks -- a maker of computer networking equipment benefiting from the surging demand for bandwidth required to move video and data over the Internet -- was another key contributor. That said, no stock helped relative results more than Apple, which continued to enjoy margin expansion and revenue growth thanks to new product launches and a redesign of existing products.

Top Ten Holdings as of October 31, 2007
                                  % of net       % of net
                                assets as of   assets as of
                                  10/31/07        4/30/07
Apple Inc.                          4.1%           2.7%
Cisco Systems Inc.                  4.0%           3.2%
Microsoft Corporation               3.7%           0.7%
PepsiCo, Inc.                       3.6%           2.0%
Procter & Gamble Co. (The)          3.1%           1.8%
Google Inc. Cl A                    3.1%           1.8%
Coca-Cola Company (The)             2.6%            --
Becton, Dickinson & Co.             2.3%           1.4%
Janus Capital Group Inc.            2.2%            --
XTO Energy Inc.                     2.1%           1.4%

* All fund returns referenced in this commentary are for Investor Class shares.

------
5

Growth

OTHER KEY CONTRIBUTORS

Stock selection drove outperformance among consumer discretionary names, though it also helped to have an underweight position in this lagging sector.
The leading contributor in this space was specialty retailer GameStop, which sells video game products and entertainment software for computers. The company is seeing revenues, same-store sales, and other metrics improve as a result of several new hardware and software gaming product cycles. Positioning in the multiline retail, media, auto components, and specialty retail industry segments also helped relative performance.

Industrial shares were another key source of strength, as stock selection contributed to relative results across a number of industries, including electrical equipment and machinery. An overweight position in agricultural equipment maker AGCO was a notable contributor for the year. The company continues to benefit from exposure to growing agriculture markets globally. In energy, Cameron International was a key contributor, benefiting from spending on exploration with oil supplies tight and prices at record highs.

STAPLES LED DETRACTORS

At the other end of the spectrum, consumer staples shares limited the portfolio's performance compared with the benchmark. Food products names detracted most from performance behind overweight positions in Campbell Soup and ConAgra Foods. These shares underperformed because of higher costs associated with growth initiatives and rising input costs. Stock selection also detracted in food and staples retailing, where Wal-Mart was the leading detractor. Though the company continued to turn around its business, the difficult environment for consumers in the U.S. slowed progress.

STARTING POINT FOR NEXT REPORTING PERIOD

We work to keep the portfolio fully invested in large companies exhibiting sustainable improvement in their businesses. It is our belief that owning such companies will generate outperformance over time versus the Russell 1000
Growth Index and the other funds in our large-growth peer group. As a result, our sector and industry selection as well as capitalization range decisions are primarily a result of identifying what we believe to be superior individual securities. As of October 31, 2007, the top sector overweights were in consumer staples, telecommunication services, and information technology.
The most notable sector underweights were in consumer discretionary, industrials, and utilities shares.

Top Five Industries as of October 31, 2007
                                        % of net       % of net
                                      assets as of   assets as of
                                        10/31/07        4/30/07
Health Care Equipment & Supplies          8.8%           5.6%
Software                                  8.0%           3.0%
Communications Equipment                  7.2%           5.6%
Oil, Gas & Consumable Fuels               7.1%           3.2%
Beverages                                 6.2%           3.0%

Types of Investments in Portfolio
                                       % of net        % of net
                                     assets as of    assets as of
                                       10/31/07        4/30/07
Domestic Common Stocks                   95.1%          93.8%
Foreign Common Stocks(1)                 4.3%            6.1%
TOTAL COMMON STOCKS                      99.4%          99.9%
Temporary Cash Investments               0.7%            0.8%
Other Assets and Liabilities(2)         (0.1)%          (0.7)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
6

SCHEDULE OF INVESTMENTS
Growth

OCTOBER 31, 2007

Shares                ($ IN THOUSANDS)                                       Value

Common Stocks -- 99.4%

AEROSPACE & DEFENSE -- 3.1%
             902,700  Honeywell International Inc.                        $ 54,532
           1,176,000  United Technologies Corp.                             90,070
                                                                        ----------
                                                                           144,602
                                                                        ----------
AUTO COMPONENTS -- 2.0%
             886,100  BorgWarner, Inc.                                      93,670
                                                                        ----------
BEVERAGES -- 6.2%
           1,942,700  Coca-Cola Company (The)                              119,981
           2,236,600  PepsiCo, Inc.                                        164,882
                                                                        ----------
                                                                           284,863
                                                                        ----------
CAPITAL MARKETS -- 5.7%
           2,911,500  Janus Capital Group Inc.                             100,476
           1,216,313  Northern Trust Corp.                                  91,479
           3,020,697  Schwab (Charles) Corp.                                70,201
                                                                        ----------
                                                                           262,156
                                                                        ----------
CHEMICALS -- 1.5%
             720,784  Monsanto Co.                                          70,370
                                                                        ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.5%
             572,400  Waste Management, Inc.                                20,830
                                                                        ----------
COMMUNICATIONS EQUIPMENT -- 7.2%
           1,588,305  ADC Telecommunications, Inc.(1)                       29,701
           5,542,057  Cisco Systems Inc.(1)                                183,221
             930,900  Juniper Networks, Inc.(1)                             33,512
             939,547  QUALCOMM Inc.                                         40,147
             361,900  Research In Motion Ltd.(1)                            45,060
                                                                        ----------
                                                                           331,641
                                                                        ----------
COMPUTERS & PERIPHERALS -- 5.7%
             988,400  Apple Inc.(1)                                        187,746
           2,417,600  Dell Inc.(1)                                          73,979
                                                                        ----------
                                                                           261,725
                                                                        ----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.3%
           1,491,693  AT&T Inc.                                             62,338
                                                                        ----------
ELECTRICAL EQUIPMENT -- 3.9%
             941,539  Cooper Industries, Ltd. Cl A                          49,327
           1,676,200  Emerson Electric Co.                                  87,615
             606,900  Roper Industries Inc.(2)                              42,975
                                                                        ----------
                                                                           179,917
                                                                        ----------
ENERGY EQUIPMENT & SERVICES -- 1.7%
             270,000  Cameron International Corp.(1)                        26,287
           3,385,158  Grey Wolf Inc.(1)(2)                                  19,058
             337,100  Schlumberger Ltd.                                     32,554
                                                                        ----------
                                                                            77,899
                                                                        ----------

Shares                ($ IN THOUSANDS)                                       Value

FOOD & STAPLES RETAILING -- 1.2%
           1,256,200  Wal-Mart Stores, Inc.                               $ 56,793
                                                                        ----------
FOOD PRODUCTS -- 2.0%
           1,538,300  Wm. Wrigley Jr. Co.                                   94,867
                                                                        ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 8.8%
             512,700  Alcon, Inc.                                           78,038
           1,472,100  Baxter International Inc.                             88,341
           1,278,900  Becton, Dickinson & Co.                              106,736
             952,446  DENTSPLY International Inc.                           39,507
             113,234  Idexx Laboratories, Inc.(1)                           13,790
             181,300  Intuitive Surgical Inc.(1)                            59,262
             531,109  Mentor Corp.(2)                                       22,609
                                                                        ----------
                                                                           408,283
                                                                        ----------
HEALTH CARE PROVIDERS & SERVICES -- 1.1%
             962,489  Patterson Companies, Inc.(1)                          37,643
             329,487  VCA Antech Inc.(1)                                    15,173
                                                                        ----------
                                                                            52,816
                                                                        ----------
HOUSEHOLD PRODUCTS -- 3.1%
           2,075,500  Procter & Gamble Co. (The)                           144,289
                                                                        ----------
INDUSTRIAL CONGLOMERATES -- 1.6%
           1,787,200  General Electric Co.                                  73,561
                                                                        ----------
INSURANCE -- 1.0%
             852,000  Chubb Corp.                                           45,454
                                                                        ----------
INTERNET & CATALOG RETAIL -- 2.0%
             640,300  Amazon.com, Inc.(1)                                   57,083
             364,600  Priceline.com Inc.(1)(2)                              33,944
                                                                        ----------
                                                                            91,027
                                                                        ----------
INTERNET SOFTWARE & SERVICES -- 4.1%
           1,273,200  eBay Inc.(1)                                          45,963
             200,200  Google Inc. Cl A(1)                                  141,541
                                                                        ----------
                                                                           187,504
                                                                        ----------
IT SERVICES -- 1.2%
             656,900  DST Systems, Inc.(1)                                  55,646
                                                                        ----------
LIFE SCIENCES TOOLS & SERVICES -- 2.3%
             390,700  Illumina, Inc.(1)(2)                                  21,938
           1,470,396  Thermo Fisher Scientific Inc.(1)                      86,474
                                                                        ----------
                                                                           108,412
                                                                        ----------
MACHINERY -- 2.2%
             872,975  Eaton Corp.                                           80,820
             229,500  Valmont Industries, Inc.(2)                           21,968
                                                                        ----------
                                                                           102,788
                                                                        ----------
MEDIA -- 1.4%
           1,563,700  Viacom Inc. Cl B(1)                                   64,565
                                                                        ----------

------
7

Growth
Shares                ($ IN THOUSANDS)                                       Value

METALS & MINING -- 0.8%
             304,100  Freeport-McMoRan Copper & Gold, Inc.                $ 35,786
                                                                        ----------
OIL, GAS & CONSUMABLE FUELS -- 7.1%
             870,400  Apache Corp.                                          90,356
             869,700  Devon Energy Corporation                              81,230
             620,900  Exxon Mobil Corp.                                     57,117
           1,492,100  XTO Energy Inc.                                       99,045
                                                                        ----------
                                                                           327,748
                                                                        ----------
PHARMACEUTICALS -- 3.5%
             928,726  Allergan, Inc.                                        62,763
             346,300  Novo Nordisk AS Cl B ORD                              43,183
           1,887,200  Schering-Plough Corp.                                 57,597
                                                                        ----------
                                                                           163,543
                                                                        ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.4%
           1,490,700  Broadcom Corp. Cl A(1)                                48,522
           1,739,500  Intersil Corp. Cl A                                   52,777
             424,600  MEMC Electronic Materials Inc.(1)                     31,089
           2,745,500  PMC-Sierra, Inc.(1)                                   24,737
                                                                        ----------
                                                                           157,125
                                                                        ----------
SOFTWARE -- 8.0%
             807,355  Electronic Arts Inc.(1)                               49,346
           4,651,000  Microsoft Corporation                                171,203
           4,359,300  Oracle Corp.(1)                                       96,646
             432,300  VMware, Inc. Cl A(1)                                  53,964
                                                                        ----------
                                                                           371,159
                                                                        ----------
SPECIALTY RETAIL -- 4.6%
           1,424,601  GameStop Corp. Cl A(1)                                84,365
           1,668,000  Home Depot, Inc. (The)                                52,559
           2,633,468  TJX Companies, Inc. (The)                             76,186
                                                                        ----------
                                                                           213,110
                                                                        ----------
WIRELESS TELECOMMUNICATION SERVICES -- 1.2%
           1,206,300  American Tower Corp. Cl A(1)                          53,294
                                                                        ----------
TOTAL COMMON STOCKS
(Cost $3,675,873)                                                        4,597,781
                                                                        ----------

Shares                ($ IN THOUSANDS)                                       Value

Temporary Cash Investments -- 0.7%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 7.125%-7.625%, 2/15/23-2/15/25 valued at $34,417), in a joint trading account at 4.50%, dated
10/31/07, due 11/1/07 (Delivery value $33,804) (Cost $33,800)             $ 33,800
                                                                        ----------

Temporary Cash Investments -
Securities Lending Collateral(3) -- 2.0%

Repurchase Agreement, Deutsche Bank AG, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 4.82%, dated 10/31/07, due 11/1/07 (Delivery value
$48,956)                                                                    48,949

Repurchase Agreement, Lehman Brothers, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.89%, dated 10/31/07, due 11/1/07 (Delivery
value $45,006)                                                              45,000
                                                                        ----------
TOTAL TEMPORARY CASH INVESTMENTS -
SECURITIES LENDING COLLATERAL
(Cost $93,949)                                                              93,949
                                                                        ----------
TOTAL INVESTMENT SECURITIES -- 102.1%
(Cost $3,803,622)                                                        4,725,530
                                                                        ----------
OTHER ASSETS AND LIABILITIES -- (2.1)%                                    (97,438)
                                                                        ----------
TOTAL NET ASSETS -- 100.0%                                              $4,628,092
                                                                        ==========

------
8

Growth

Forward Foreign Currency Exchange Contracts
                                                        ($ IN THOUSANDS)
     Contracts to Sell        Settlement Date    Value    Unrealized Gain (Loss)

 114,280,560    DKK for USD       11/30/07      $22,247           $(161)
                                                =======   ======================

(Value on Settlement Date $22,086)

Notes to Schedule of Investments

DKK = Danish Krone

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of October 31, 2007.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of October 31, 2007, securities with an aggregate value of $43,183, which represented 0.9% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
9

PERFORMANCE
Vista

Total Returns as of October 31, 2007
                                     Average Annual Returns
                                                        Since     Inception
                         1 year  5 years   10 years   Inception      Date

INVESTOR CLASS           49.39%   21.42%    10.45%      11.88%     11/25/83

RUSSELL MIDCAP
GROWTH INDEX(1)          19.72%   19.21%     8.30%      N/A(2)        --

Institutional Class      49.68%   21.66%    10.67%      9.71%      11/14/96

Advisor Class            48.94%   21.13%    10.18%      8.44%      10/2/96

C Class                  47.90%   20.26%      --        10.76%     7/18/01

R Class                  48.71%     --        --        22.37%     7/29/05

(1) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Benchmark began 12/31/85.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

Vista

Growth of $10,000 Over 10 Years

$10,000 investment made October 31, 1997

One-Year Returns Over 10 Years
Periods ended October 31
               1998       1999       2000      2001      2002      2003      2004     2005       2006      2007
Investor
Class         -31.94%    66.24%     66.16%   -37.48%   -12.90%    29.41%    9.77%    14.08%     9.07%     49.39%

Russell
Midcap
Growth
Index          2.43%     37.66%     38.67%   -42.78%   -17.61%    39.30%    8.77%    15.91%     14.51%    19.72%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

PORTFOLIO COMMENTARY
Vista

Portfolio Managers: Glenn Fogle, David Hollond, and Brad Eixmann

In February 2007, senior investment analyst Brad Eixmann was promoted to co-portfolio manager for Vista. He joined American Century in 2002 and has served exclusively on the Vista team since that time.

PERFORMANCE SUMMARY

Vista gained 49.39%* for the year ended October 31, 2007, surpassing the
19.72% return of its benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 2, better-than-expected corporate earnings growth, robust merger activity, and a change in Federal
Reserve (Fed) rate policy contributed to sound stock index gains for the period. Markets faced extreme volatility in the final months of the period, though, as mounting troubles among subprime mortgage lenders led to a credit crisis, and rising energy costs sparked fears of inflation. In this environment, large- and mid-cap stocks generally outpaced their small-cap counterparts, and growth-oriented shares outperformed value stocks.

Effective stock selection accounted for the vast majority of Vista's strong performance relative to the Russell Midcap Growth Index, particularly within the industrials, information technology, and consumer discretionary sectors.
Foreign holdings also contributed significantly to fund performance.

INDUSTRIALS LED GAINS

The portfolio's biggest sector contribution came from the industrials sector, where an overweight position and stock selection within the aerospace and defense industry group aided fund performance. The share prices of portfolio overweights Precision Castparts and BE Aerospace, the fund's two largest holdings, soared 120% and 97%, respectively, as both companies benefited from a replacement cycle and expanding orders in global aviation. Together,
Precision Castparts and BE Aerospace represented 9% of the portfolio's average weight. Both companies reflect Vista's focus on companies with accelerating financial growth and share price momentum.

Within the industrials sector, we also benefited from an overweight stake and stock selection within the construction and engineering industry. Notably,
Foster Wheeler, a builder of power plants and refineries, contributed substantially to fund performance as its share price surged 230%.

TECHNOLOGY, CONSUMER DISCRETIONARY CONTRIBUTED

Within the technology sector, Nintendo was the largest single contributor to portfolio performance. Strong demand for the company's Wii interactive game system continued to outstrip supply, helping Nintendo's share price jump 212%
during the reporting period.

Top Ten Holdings as of October 31, 2007
                                     % of net       % of net
                                   assets as of   assets as of
                                     10/31/07        4/30/07
Precision Castparts Corp.              4.7%           5.2%
BE Aerospace, Inc.                     4.5%           4.1%
Nintendo Co., Ltd. ORD                 3.8%           3.0%
Thermo Fisher Scientific Inc.          3.4%           4.0%
NII Holdings, Inc.                     3.3%           5.8%
GameStop Corp. Cl A                    2.9%           2.0%
Express Scripts, Inc.                  2.9%           2.5%
Quanta Services, Inc.                  2.8%           1.8%
AGCO Corp.                             2.5%           2.1%
SBA Communications Corp. Cl A          2.4%           2.9%

* All fund returns referenced in this commentary are for Investor Class shares.

------
12

Vista

Fund overweight Apple also contributed to absolute and relative gains. The computer and peripherals maker, which introduced the iPhone during the reporting period, experienced a 134% gain in its share price.

An underweight position and effective stock selection within the consumer discretionary group boosted gains. An overweight stake in GameStop benefited fund performance, as the video game retailer gained 132% on the heels of a robust video game cycle.

GOOD CALLS IN TELECOM

Although we held an overweight position in telecom relative to the fund's benchmark, we recently trimmed our weighting to reflect increased competition in international cellular markets. Nevertheless, the portfolio reaped rewards from the wireless telecommunications industry for the one-year period.
Overweights Leap Wireless International and Millicom International both contributed to relative and absolute performance.

UNDERWEIGHT IN FINANCIALS HELPED AVOID PAIN

An underweight position and successful stock selection in the financials sector contributed to performance relative to the benchmark, helping the portfolio to avoid the losses associated with the subprime lending industry.
Within the sector, the portfolio had no holdings in either the consumer finance or thrifts and mortgage finance industries, which both slumped during the period.

STARTING POINT FOR NEXT REPORTING PERIOD

Our investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

Despite recent market volatility, we find the current environment accommodating to our disciplined, consistent style. An environment of steady rates and strong corporate earnings growth complements our process of identifying companies with accelerating growth and price momentum. Our process continues to successfully guide us to companies with strong fundamentals, regardless of market "noise."

Top Five Industries as of October 31, 2007
                                                % of net       % of net
                                              assets as of   assets as of
                                                10/31/07        4/30/07
Aerospace & Defense                               9.6%           9.3%
Wireless Telecommunication Services               6.6%           16.7%
Semiconductors & Semiconductor Equipment          6.2%           2.0%
Energy Equipment & Services                       5.7%           4.0%
Machinery                                         5.3%           4.8%

Types of Investments in Portfolio
                                                % of net       % of net
                                              assets as of   assets as of
                                                10/31/07        4/30/07
Domestic Common Stocks                            87.8%          85.4%
Foreign Common Stocks(1)                          10.1%          13.2%
TOTAL COMMON STOCKS                               97.9%          98.6%
Temporary Cash Investments                        2.8%           0.8%
Other Assets and Liabilities                     (0.7)%          0.6%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
13

SCHEDULE OF INVESTMENTS
Vista

OCTOBER 31, 2007

Shares        ($ IN THOUSANDS)                               Value

Common Stocks -- 97.9%

AEROSPACE & DEFENSE -- 9.6%
     152,000  Alliant Techsystems Inc.(1)                 $ 16,779
   3,207,000  BE Aerospace, Inc.(1)                        159,420
   1,114,000  Precision Castparts Corp.                    166,888
                                                         ---------
                                                           343,087
                                                         ---------
BEVERAGES -- 0.7%
     621,000  Pepsi Bottling Group Inc.                     26,753
                                                         ---------
BIOTECHNOLOGY -- 2.9%
     112,000  Alexion Pharmaceuticals Inc.(1)                8,568
     658,000  BioMarin Pharmaceutical Inc.(1)               18,246
     349,000  Celgene Corp.(1)                              23,034
     294,000  Myriad Genetics Inc.(1)                       16,276
     783,000  Onyx Pharmaceuticals, Inc.(1)                 36,574
                                                         ---------
                                                           102,698
                                                         ---------
CAPITAL MARKETS -- 2.5%
      88,000  BlackRock, Inc.                               18,212
     289,000  GFI Group Inc.(1)                             24,946
     785,000  Janus Capital Group Inc.                      27,091
     576,000  SEI Investments Co.                           18,213
                                                         ---------
                                                            88,462
                                                         ---------
CHEMICALS -- 3.8%
     425,000  Flotek Industries Inc.(1)                     21,590
     768,000  Monsanto Co.                                  74,980
     294,000  Mosaic Co. (The)(1)                           20,521
     530,000  Terra Industries Inc.(1)                      19,552
                                                         ---------
                                                           136,643
                                                         ---------
COMMUNICATIONS EQUIPMENT -- 4.0%
     360,000  Blue Coat Systems, Inc.(1)                    14,612
     572,000  Ciena Corp.(1)                                27,376
   1,322,000  Foundry Networks, Inc.(1)                     27,947
   1,761,000  Juniper Networks, Inc.(1)                     63,397
     322,000  Riverbed Technology, Inc.(1)                  10,880
                                                         ---------
                                                           144,212
                                                         ---------
COMPUTERS & PERIPHERALS -- 1.9%
     360,000  Apple Inc.(1)                                 68,382
                                                         ---------
CONSTRUCTION & ENGINEERING -- 5.2%
     578,000  Foster Wheeler Ltd.(1)                        85,689
   3,009,000  Quanta Services, Inc.(1)                      99,297
                                                         ---------
                                                           184,986
                                                         ---------

      Shares  ($ IN THOUSANDS)                               Value

CONTAINERS & PACKAGING -- 2.2%
   1,755,000  Owens-Illinois Inc.(1)                      $ 77,957
                                                         ---------
DIVERSIFIED CONSUMER SERVICES -- 1.7%
     413,000  Apollo Group, Inc. Cl A(1)                    32,734
     147,000  Strayer Education, Inc.                       27,410
                                                         ---------
                                                            60,144
                                                         ---------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
     636,000  Cogent Communications Group, Inc.(1)          17,604
                                                         ---------
ELECTRIC UTILITIES -- 1.5%
     309,000  Allegheny Energy, Inc.(1)                     18,744
   1,297,000  Reliant Energy, Inc.(1)                       35,693
                                                         ---------
                                                            54,437
                                                         ---------
ELECTRICAL EQUIPMENT -- 4.6%
     320,000  First Solar Inc.(1)                           50,819
     373,000  General Cable Corp.(1)                        26,852
     316,000  JA Solar Holdings Co., Ltd. ADR(1)            18,202
     374,000  SunPower Corp. Cl A(1)                        47,296
     218,000  Vestas Wind Systems AS ORD(1)                 19,661
                                                         ---------
                                                           162,830
                                                         ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.8%
     254,000  Itron Inc.(1)                                 27,302
                                                         ---------
ENERGY EQUIPMENT & SERVICES -- 5.7%
     623,000  Acergy SA ORD                                 18,045
     215,000  Cameron International Corp.(1)                20,932
     208,000  Core Laboratories N.V.(1)                     30,356
     218,000  Dawson Geophysical Co.(1)                     17,399
   2,106,000  Dresser-Rand Group Inc.(1)                    81,502
     492,000  National Oilwell Varco, Inc.(1)               36,034
                                                         ---------
                                                           204,268
                                                         ---------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.6%
     333,000  Inverness Medical Innovations, Inc.(1)        20,010
                                                         ---------
HEALTH CARE PROVIDERS & SERVICES -- 5.0%
   1,644,000  Express Scripts, Inc.(1)                     103,737
     772,000  Medco Health Solutions Inc.(1)                72,861
                                                         ---------
                                                           176,598
                                                         ---------

------
14

Vista
      Shares  ($ IN THOUSANDS)                               Value

HOTELS, RESTAURANTS & LEISURE -- 3.3%
     879,000  Bally Technologies, Inc.(1)                 $ 35,450
     497,000  Las Vegas Sands Corp.(1)                      65,957
     497,000  WMS Industries Inc.(1)                        17,231
                                                         ---------
                                                           118,638
                                                         ---------
HOUSEHOLD DURABLES -- 0.5%
     491,000  Tempur-Pedic International Inc.               17,676
                                                         ---------
INDUSTRIAL CONGLOMERATES -- 0.7%
     432,000  McDermott International, Inc.(1)              26,378
                                                         ---------
INSURANCE -- 0.5%
     371,000  AON Corp.                                     16,814
                                                         ---------
INTERNET & CATALOG RETAIL -- 0.5%
     183,000  Amazon.com, Inc.(1)                           16,314
                                                         ---------
INTERNET SOFTWARE & SERVICES -- 0.6%
     179,000  Equinix Inc.(1)                               20,882
                                                         ---------
IT SERVICES -- 0.9%
     171,000  MasterCard Inc. Cl A                          32,413
                                                         ---------
LIFE SCIENCES TOOLS & SERVICES -- 4.9%
     412,000  Invitrogen Corp.(1)                           37,438
     584,000  PerkinElmer, Inc.                             16,072
   2,034,000  Thermo Fisher Scientific Inc.(1)             119,620
                                                         ---------
                                                           173,130
                                                         ---------
MACHINERY -- 5.3%
   1,483,000  AGCO Corp.(1)                                 88,506
     543,000  Flowserve Corp.                               42,875
      47,000  Hyundai Mipo Dockyard Co., Ltd. ORD           21,022
     390,000  Manitowoc Co., Inc. (The)                     19,211
     308,000  Samsung Heavy Industries Co., Ltd. ORD        18,680
                                                         ---------
                                                           190,294
                                                         ---------
MARINE -- 0.5%
     149,000  DryShips Inc.                                 17,561
                                                         ---------
MEDIA -- 1.8%
   1,671,000  Liberty Global, Inc. Series A(1)              65,587
                                                         ---------
PHARMACEUTICALS -- 1.9%
   2,657,000  Shire plc ORD                                 66,474
                                                         ---------

      Shares  ($ IN THOUSANDS)                               Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.2%
     648,000  Intersil Corp. Cl A                         $ 19,660
     243,000  MEMC Electronic Materials Inc.(1)             17,792
     875,000  Microsemi Corp.(1)                            23,284
   1,897,000  NVIDIA Corp.(1)                               67,117
   1,418,000  OmniVision Technologies, Inc.(1)              31,409
   2,042,000  ON Semiconductor Corp.(1)                     20,828
   1,328,000  Semtech Corp.(1)                              22,722
     389,000  Silicon Laboratories Inc.(1)                  16,999
                                                         ---------
                                                           219,811
                                                         ---------
SOFTWARE -- 4.5%
   1,128,000  Activision, Inc.(1)                           26,677
     213,000  Nintendo Co., Ltd. ORD                       134,277
                                                         ---------
                                                           160,954
                                                         ---------
SPECIALTY RETAIL -- 5.2%
   1,768,000  GameStop Corp. Cl A(1)                       104,701
   1,290,000  Guess?, Inc.                                  66,293
     294,000  Tiffany & Co.                                 15,929
                                                         ---------
                                                           186,923
                                                         ---------
TEXTILES, APPAREL & LUXURY GOODS -- 0.8%
     378,000  Crocs, Inc.(1)                                28,256
                                                         ---------
WIRELESS TELECOMMUNICATION SERVICES -- 6.6%
     432,000  Crown Castle International Corp.(1)           17,742
     116,000  Millicom International Cellular SA(1)         13,628
   2,004,000  NII Holdings, Inc.(1)                        116,232
   2,441,000  SBA Communications Corp. Cl A(1)              86,900
                                                         ---------
                                                           234,502
                                                         ---------
TOTAL COMMON STOCKS
(Cost $2,307,760)                                        3,488,980
                                                         ---------

------
15

Vista

Principal Amount                                            Value

Temporary Cash Investments -- 2.8%

              FHLB Discount Notes, 4.40%,
    $100,000  11/1/07(2)
(Cost $100,000)                                        $ 100,000
                                                      ----------
TOTAL INVESTMENT SECURITIES -- 100.7%
(Cost $2,407,760)                                      3,588,980
                                                      ----------
OTHER ASSETS AND LIABILITIES -- (0.7)%                  (23,244)
                                                      ----------
TOTAL NET ASSETS -- 100.0%                            $3,565,736
                                                      ==========

Forward Foreign Currency Exchange Contracts
                                                  ($ IN THOUSANDS)
                                                                  Unrealized
      Contracts to Sell         Settlement Date       Value      Gain (Loss)
      80,398,400  DKK for USD       11/30/07       $ 15,651           $(113)
      25,060,824  GBP for USD       11/30/07         52,057            (454)
   7,375,125,000  JPY for USD       11/30/07         64,165              316
      77,252,000  NOK for USD       11/30/07         14,397                2
                                                   --------     ------------
                                                   $146,270           $(249)
                                                   ========     ============

(Value on Settlement Date $146,021)

Notes to Schedule of Investments

ADR = American Depositary Receipt

DKK = Danish Krone

FHLB = Federal Home Loan Bank

GBP = British Pound

JPY = Japanese Yen

NOK = Norwegian Krona

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

As of October 31, 2007, securities with an aggregate value of $278,159, which represented 7.8% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
16

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
17

                        Beginning                    Expenses Paid
                         Account        Ending      During Period*    Annualized
                          Value      Account Value     5/1/07 -         Expense
                          5/1/07       10/31/07        10/31/07         Ratio*
Growth

ACTUAL

Investor Class            $1,000       $1,143.00         $5.40           1.00%

Institutional
Class                     $1,000       $1,144.40         $4.32           0.80%

Advisor Class             $1,000       $1,141.60         $6.75           1.25%

C Class                   $1,000       $1,137.50        $10.78           2.00%

R Class                   $1,000       $1,140.60         $8.09           1.50%

HYPOTHETICAL

Investor Class            $1,000       $1,020.16         $5.09           1.00%

Institutional Class       $1,000       $1,021.17         $4.08           0.80%

Advisor Class             $1,000       $1,018.90         $6.36           1.25%

C Class                   $1,000       $1,015.12        $10.16           2.00%

R Class                   $1,000       $1,017.64         $7.63           1.50%

Vista

ACTUAL

Investor Class            $1,000       $1,267.10         $5.71           1.00%

Institutional Class       $1,000       $1,268.30         $4.57           0.80%

Advisor Class             $1,000       $1,265.50         $7.14           1.25%

C Class                   $1,000       $1,260.80        $11.40           2.00%

R Class                   $1,000       $1,264.10         $8.56           1.50%

HYPOTHETICAL

Investor Class            $1,000       $1,020.16         $5.09           1.00%

Institutional Class       $1,000       $1,021.17         $4.08           0.80%

Advisor Class             $1,000       $1,018.90         $6.36           1.25%

C Class                   $1,000       $1,015.12        $10.16           2.00%

R Class                   $1,000       $1,017.64         $7.63           1.50%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
18

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)
                                                           Growth            Vista
ASSETS

Investment securities, at value (cost of
$3,709,673 and $2,407,760, respectively) --
including $93,484 and $- of securities on loan,
respectively                                           $4,631,581       $3,588,980

Investments made with cash collateral received
for securities on loan, at value (cost of
$93,949 and $-, respectively)                              93,949               --
                                                     ------------     ------------
Total investment securities, at value (cost of
$3,803,622 and $2,407,760, respectively)                4,725,530        3,588,980

Cash                                                           --            2,057

Receivable for investments sold                           114,857           15,722

Receivable for forward foreign currency exchange
contracts                                                      --              318

Receivable for capital shares sold                             --                8

Dividends and interest receivable                           2,276              424
                                                     ------------     ------------
                                                        4,842,663        3,607,509
                                                     ------------     ------------

LIABILITIES

Payable for collateral received for securities
on loan                                                    93,949               --

Disbursements in excess of demand deposit cash              1,911               --

Payable for investments purchased                         114,693           38,278

Payable for forward foreign currency exchange
contracts                                                     161              567

Accrued management fees                                     3,768            2,846

Distribution fees payable                                      44               --

Service fees (and distribution fees -- Advisor
Class) payable                                                 --               80

Service fees (and distribution fees --
R Class) payable                                               45                2
                                                     ------------     ------------
                                                          214,571           41,773
                                                     ------------     ------------

NET ASSETS                                             $4,628,092       $3,565,736
                                                     ============     ============

See Notes to Financial Statements.

------
19

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS EXCEPT AS NOTED)
                                                           Growth            Vista
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                $3,871,607       $2,077,687

Undistributed net investment income                         5,778              136

Accumulated undistributed net realized
gain (loss) on investment and foreign currency
transactions                                            (171,052)          306,942

Net unrealized appreciation on investments and
translation of assets and liabilities in
foreign currencies                                        921,759        1,180,971
                                                     ------------     ------------
                                                       $4,628,092       $3,565,736
                                                     ============     ============

INVESTOR CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)

Net assets                                         $4,132,570,240   $2,920,907,965

Shares outstanding                                    154,301,029      120,498,359

Net asset value per share                                  $26.78           $24.24

INSTITUTIONAL CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)

Net assets                                           $284,695,097     $254,527,701

Shares outstanding                                     10,533,196       10,294,702

Net asset value per share                                  $27.03           $24.72

ADVISOR CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)

Net assets                                           $206,836,884     $380,555,281

Shares outstanding                                      7,845,279       16,060,921

Net asset value per share                                  $26.36           $23.69

C CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)

Net assets                                             $1,606,376       $7,346,170

Shares outstanding                                         63,246          322,619

Net asset value per share                                  $25.40           $22.77

R CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)

Net assets                                             $2,383,237       $2,398,424

Shares outstanding                                         90,390          100,038

Net asset value per share                                  $26.37           $23.98

See Notes to Financial Statements.

------
20

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)
                                                               Growth        Vista
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $319 and
$550, respectively)                                          $ 53,701      $ 8,266

Interest                                                        1,889        2,452

Securities lending                                                203           --
                                                             --------   ----------
                                                               55,793       10,718
                                                             --------   ----------

EXPENSES:

Management fees                                                46,402       26,029

Distribution fees:

 Advisor Class                                                    342          483

 C Class                                                            9           32

Service fees:

 Advisor Class                                                    342          483

 C Class                                                            3           11

Distribution and service fees:

 Advisor Class                                                     --          144

 R Class                                                            8            7

Directors' fees and expenses                                       96           58

Other expenses                                                     25            9
                                                             --------   ----------
                                                               47,227       27,256
                                                             --------   ----------

NET INVESTMENT INCOME (LOSS)                                    8,566     (16,538)

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                       740,792      335,221

Foreign currency transactions                                 (3,170)      (7,213)
                                                             --------   ----------
                                                              737,622      328,008
                                                             --------   ----------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments                                                   214,718      795,619

Translation of assets and liabilities in foreign
currencies                                                        317            4
                                                             --------   ----------
                                                              215,035      795,623
                                                             --------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                       952,657    1,123,631
                                                             --------   ----------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                    $961,223   $1,107,093
                                                             ========   ==========

See Notes to Financial Statements.

------
21

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)
                                         Growth                    Vista
Increase (Decrease) in Net
Assets                                 2007         2006         2007         2006

OPERATIONS

Net investment income (loss)         $8,566       $5,384    $(16,538)     $(5,829)

Net realized gain (loss)            737,622      481,327      328,008       89,964

Change in net unrealized
appreciation (depreciation)         215,035       34,838      795,623      110,029

Net increase (decrease) in
net assets resulting from
operations                          961,223      521,549    1,107,093      194,164
                                -----------   ----------   ----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                     (2,635)     (17,117)           --           --

 Institutional Class                (2,057)      (4,228)           --           --

 Advisor Class                           --        (173)           --           --

From net realized gains:

 Investor Class                          --           --     (15,549)           --

 Institutional Class                     --           --      (1,009)           --

 Advisor Class                           --           --      (1,650)           --

 C Class                                 --           --         (27)           --

 R Class                                 --           --          (3)           --
                                -----------   ----------   ----------   ----------
Decrease in net assets from
distributions                       (4,692)     (21,518)     (18,238)           --
                                -----------   ----------   ----------   ----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in
net assets from capital share
transactions                    (1,121,481)    (491,814)      165,576     (76,189)
                                -----------   ----------   ----------   ----------

NET INCREASE (DECREASE) IN
NET ASSETS                        (164,950)        8,217    1,254,431      117,975

NET ASSETS

Beginning of period               4,793,042    4,784,825    2,311,305    2,193,330
                                -----------   ----------   ----------   ----------
End of period                    $4,628,092   $4,793,042   $3,565,736   $2,311,305
                                ===========   ==========   ==========   ==========

Undistributed net investment
income                               $5,778       $4,582         $136         $252
                                ===========   ==========   ==========   ==========

See Notes to Financial Statements.

------
22

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Growth Fund (Growth) and Vista Fund
(Vista) (collectively, the funds) are two funds in a series issued by the corporation. Growth and Vista are diversified under the 1940 Act. The funds'
investment objective is to seek long-term capital growth. The funds pursue this objective by investing primarily in equity securities. Growth invests in larger companies that management believes will increase in value but may purchase companies of any size. Vista invests in companies that are medium-sized and smaller at the time of purchase that management believes will increase in value. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the Advisor Class, the C Class and the R Class. The C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- Growth may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. Growth continues to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recongnize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts

------
23

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
24

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the Advisor Class shareholders of Vista approved a change to the class's fee structure. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007. Effective September 4, 2007, the fee
structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operation expense ratio of the class.

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for Growth ranges from 0.80% to 1.00% for the
Investor Class, C Class and R Class. The Advisor Class is 0.25% less at each point within the range for Growth. The annual management fee schedule for
Vista is 1.00% for the Investor Class, Advisor Class, C Class and R Class. The
Institutional Class is 0.20% less at each point within the range for the funds. Prior to September 4, 2007, the Advisor Class was 0.25% less at each point within the range for Vista.

The effective annual management fee for each class of each fund for the year ended October 31, 2007 was as follows:

                           Growth        Vista
Investor Class             1.00%         1.00%
Institutional Class        0.80%         0.80%
Advisor Class              0.75%         0.80%
C Class                    1.00%         1.00%
R Class                    1.00%         1.00%

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class of Growth and
a separate Master Distribution and Individual Shareholder Services Plan for
each of the Advisor Class of Vista, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the
Advisor Class of Growth will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee of 0.25% and service fee of 0.25%. The plans provide that the Advisor Class of Vista will pay ACIS an annual distribution and service fee of 0.25%. Prior to September 4, 2007, the Board of Directors
had adopted a Master Distribution and Shareholder Services Plan for the
Advisor Class of Vista, pursuant to Rule 12b-1 of the 1940 Act, which provided that the Advisor Class of Vista would pay ACIS an annual distribution fee of
0.25% and service fee of 0.25%. The plans provide that the C Class will pay
ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class and R Class shares. Fees incurred under the plans during the year ended October 31, 2007, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

------
25

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

Beginning in December 2006, the funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase
& Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement and Growth has a securities lending agreement with JPMCB.
JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
October 31, 2007, were as follows:

                                   Growth          Vista

Purchases                      $5,377,344     $3,299,670

Proceeds from sales            $6,510,476     $3,214,204

For the year ended October 31, 2007, Growth incurred net realized gains of
$132,951 from a redemption in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                                               Year ended               Year ended
                                         October 31, 2007         October 31, 2006
                                    Shares         Amount      Shares       Amount
Growth

INVESTOR CLASS/SHARES
AUTHORIZED                         800,000                    800,000
                                 =========                  =========
Sold                                16,977      $ 399,135      14,450    $ 302,102

Issued in reinvestment of
distributions                          108          2,426         775       16,259

Redeemed                          (42,268)    (1,005,444)    (38,164)    (795,254)
                                 ---------   ------------   ---------    ---------
                                  (25,183)      (603,883)    (22,939)    (476,893)
                                 ---------   ------------   ---------    ---------
INSTITUTIONAL CLASS/SHARES
AUTHORIZED                         150,000                    150,000
                                 =========                  =========
Sold                                10,007        248,497       5,106      107,366

Issued in reinvestment of
distributions                           91          2,057         200        4,228

Redeemed                          (33,807)      (861,253)     (5,605)    (117,555)
                                 ---------   ------------   ---------    ---------
                                  (23,709)      (610,699)       (299)      (5,961)
                                 ---------   ------------   ---------    ---------
ADVISOR CLASS/SHARES AUTHORIZED    210,000                    210,000
                                 =========                  =========
Sold                                 5,729        134,470       1,219       25,034

Issued in reinvestment of
distributions                           --             --           8          162

Redeemed                           (1,848)       (43,504)     (1,681)     (34,467)
                                 ---------   ------------   ---------    ---------
                                     3,881         90,966       (454)      (9,271)
                                 ---------   ------------   ---------    ---------
C CLASS/SHARES AUTHORIZED          100,000                    100,000
                                 =========                  =========
Sold                                    33            762          16          327

Redeemed                              (15)          (349)        (12)        (247)
                                 ---------   ------------   ---------    ---------
                                        18            413           4           80
                                 ---------   ------------   ---------    ---------
R CLASS/SHARES AUTHORIZED           50,000                     50,000
                                 =========                  =========
Sold                                    94          2,147          13          264

Redeemed                              (18)          (425)         (2)         (33)
                                 ---------   ------------   ---------    ---------
                                        76          1,722          11          231
                                 ---------   ------------   ---------    ---------
Net increase (decrease)           (44,917)   $(1,121,481)    (23,677)   $(491,814)
                                 =========   ============   =========   ==========

------
26

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

                                                Year ended              Year ended
                                          October 31, 2007        October 31, 2006
                                         Shares     Amount     Shares       Amount
                                                                             Vista
INVESTOR CLASS/SHARES AUTHORIZED        800,000               800,000
                                      =========              ========
Sold                                     29,032   $594,313     19,234     $320,240

Issued in reinvestment of
distributions                               817     14,041         --           --

Redeemed                               (29,524)  (567,312)   (25,947)    (425,992)
                                      ---------  ---------   --------   ----------
                                            325     41,042    (6,713)    (105,752)
                                      ---------  ---------   --------   ----------
INSTITUTIONAL CLASS/SHARES
AUTHORIZED                               80,000                80,000
                                      =========              ========
Sold                                      5,631    115,870      5,478       94,126

Issued in reinvestment of
distributions                                58      1,008         --           --

Redeemed                                (3,345)   (63,192)    (3,993)     (68,624)
                                      ---------  ---------   --------   ----------
                                          2,344     53,686      1,485       25,502
                                      ---------  ---------   --------   ----------
ADVISOR CLASS/SHARES AUTHORIZED         210,000               210,000
                                      =========              ========
Sold                                      7,906    161,044      4,866       78,643

Issued in reinvestment of
distributions                                97      1,632         --           --

Redeemed                                (5,081)   (95,834)    (4,673)     (75,163)
                                      ---------  ---------   --------   ----------
                                          2,922     66,842        193        3,480
                                      ---------  ---------   --------   ----------
C CLASS/SHARES AUTHORIZED               100,000               100,000
                                      =========              ========
Sold                                        198      3,788         75        1,172

Issued in reinvestment of
distributions                                 2         25         --           --

Redeemed                                   (70)    (1,289)       (57)        (904)
                                      ---------  ---------   --------   ----------
                                            130      2,524         18          268
                                      ---------  ---------   --------   ----------
R CLASS/SHARES AUTHORIZED                10,000                10,000
                                      =========              ========
Sold                                        189      3,673         23          371

Redeemed                                  (110)    (2,191)        (4)         (58)
                                      ---------  ---------   --------   ----------
                                             79      1,482         19          313
                                      ---------  ---------   --------   ----------
Net increase (decrease)                   5,800   $165,576    (4,998)    $(76,189)
                                      =========  =========   ========   ==========

5. SECURITIES LENDING

As of October 31, 2007, securities in Growth valued at $93,484, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $93,949. Growth's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by
Growth may be delayed or limited.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500 million unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended
October 31, 2007.

------
27

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31,
2007 and October 31, 2006 were as follows:

                                         Growth             Vista
                             2007          2006       2007   2006
DISTRIBUTIONS PAID FROM

Ordinary income                $4,692   $21,518         --     --

Long-term capital gains            --        --    $18,238     --

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
The reclassifications, which reflect character differences primarily related to federal income tax treatment of a redemptions in kind and net operating losses, were as follows:

                                                               Growth        Vista
Capital Paid in                                              $132,499           --

Accumulated undistributed
net investment income (loss)                                 $(2,678)      $16,423

Accumulated net realized loss                              $(129,821)    $(16,423)

As of October 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                               Growth        Vista

Federal tax cost of investments                            $3,805,930   $2,413,299
                                                          ===========   ==========

Gross tax appreciation of investments                        $956,360   $1,184,200

Gross tax depreciation of investments                        (36,760)      (8,519)
                                                          -----------   ----------

Net tax appreciation (depreciation) of investments           $919,600   $1,175,681
                                                          ===========   ==========
Net tax appreciation (depreciation) of derivatives and
translation of assets and liabilities in foreign
currencies                                                     $(149)       $(114)
                                                          -----------   ----------

Net tax appreciation (depreciation)                          $919,451   $1,175,567
                                                          ===========   ==========
Undistributed ordinary income                                  $5,778      $91,095

Accumulated long-term gains                                        --     $221,387

Accumulated capital losses                                 $(168,744)           --

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2010 for
Growth.

------
28

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

9. CORPORATE EVENT

On July 27, 2007, the C Class shareholders of the funds approved a reclassification of C Class shares into Advisor Class shares. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007. The
reclassification was effective on December 3, 2007.

On July 27, 2007 and September 25, 2007, the Advisor Class shareholders of
Vista and Growth, respectively, approved a change to each class's fee structure. The change was approved by the Board of Directors on November 29,
2006 and March 7, 2007. Vista's change was effective on September 4, 2007.
Growth's change was effective on December 3, 2007.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

11. OTHER TAX INFORMATION (UNAUDITED) ($ IN FULL)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

Growth hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2007.

Vista hereby designates $18,237,080 capital gain distributions for the fiscal year ended October 31, 2007.

For corporate taxpayers of Growth, ordinary income distributions paid during the fiscal year ended October 31, 2007, of $4,691,985 qualify for the corporate dividends received deduction.

------
29

FINANCIAL HIGHLIGHTS
Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
                                          2007     2006     2005     2004     2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                               $21.99   $19.80   $18.43   $17.26   $14.80
                                        ------   ------   ------  -------   ------
Income From Investment Operations
 Net Investment Income (Loss)(1)          0.04     0.02     0.08   (0.01)     0.01

 Net Realized and Unrealized
 Gain (Loss)                              4.76     2.26     1.30     1.18     2.45
                                        ------   ------   ------  -------   ------
 Total From Investment Operations         4.80     2.28     1.38     1.17     2.46
                                        ------   ------   ------  -------   ------
Distributions

 From Net Investment Income             (0.01)   (0.09)   (0.01)       --       --
                                        ------   ------   ------  -------   ------
Net Asset Value, End of Period          $26.78   $21.99   $19.80   $18.43   $17.26
                                        ======   ======   ======  =======   ======

TOTAL RETURN(2)                         21.86%   11.51%    7.47%    6.78%   16.62%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                       1.00%    1.00%    1.00%    1.00%    1.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets             0.15%    0.09%    0.38%  (0.07)%    0.05%

Portfolio Turnover Rate                   112%     127%      77%     131%     159%
                                       $4,133   $3,946   $4,008   $4,176   $4,350
Net Assets, End of Period (in
millions)

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
30

Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
                                   2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $22.19     $19.98    $18.59     $17.38     $14.87
                               --------   --------  --------   --------   --------
Income From Investment
Operations
 Net Investment
 Income (Loss)(1)                  0.09       0.06      0.11       0.02       0.04
 Net Realized and
 Unrealized Gain (Loss)            4.81       2.27      1.33       1.19       2.47
                               --------   --------  --------   --------   --------
 Total From Investment
 Operations                        4.90       2.33      1.44       1.21       2.51
                               --------   --------  --------   --------   --------
Distributions
 From Net Investment
 Income                          (0.06)     (0.12)    (0.05)         --         --
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                    $27.03     $22.19    $19.98     $18.59     $17.38
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                  22.13%     11.70%     7.72%      6.96%     16.88%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.80%      0.80%     0.80%      0.80%      0.80%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        0.35%      0.29%     0.58%      0.13%      0.25%

Portfolio Turnover Rate            112%       127%       77%       131%       159%

Net Assets, End of Period
(in thousands)                 $284,695   $759,816  $689,983   $685,090   $618,569

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
31

Growth

Advisor Class
For a Share Outstanding Throughout the Years Ended October 31
                                       2007      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $21.68    $19.53    $18.22   $17.11    $14.70
                                   --------   -------   -------  -------   -------
Income From Investment
Operations

 Net Investment
 Income (Loss)(1)                    (0.04)    (0.03)      0.02   (0.06)    (0.03)

 Net Realized and
 Unrealized Gain (Loss)                4.72      2.22      1.29     1.17      2.44
                                   --------   -------   -------  -------   -------
 Total From Investment
 Operations                            4.68      2.19      1.31     1.11      2.41
                                   --------   -------   -------  -------   -------
Distributions
 From Net Investment Income              --    (0.04)        --       --        --
                                   --------   -------   -------  -------   -------
Net Asset Value, End of Period       $26.36    $21.68    $19.53   $18.22    $17.11
                                   ========   =======   =======  =======   =======

TOTAL RETURN(2)                      21.59%    11.23%     7.19%    6.49%    16.39%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    1.25%     1.25%     1.25%    1.25%     1.25%

Ratio of Net Investment Income
(Loss) to Average
Net Assets                          (0.10)%   (0.16)%     0.13%  (0.32)%   (0.20)%

Portfolio Turnover Rate                112%      127%       77%     131%      159%

Net Assets, End of Period (in
thousands)                         $206,837   $85,953   $86,303  $76,962   $55,010

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
32

Growth

C Class
For a Share Outstanding Throughout the Years Ended October 31
                                       2007      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $21.04    $19.06    $17.91   $16.95    $14.66
                                    -------   -------   -------  -------   -------
Income From Investment Operations

 Net Investment Income
 (Loss)(1)                           (0.20)    (0.18)    (0.12)   (0.19)    (0.15)

 Net Realized and Unrealized
 Gain (Loss)                           4.56      2.16      1.27     1.15      2.44
                                    -------   -------   -------  -------   -------
 Total From Investment
 Operations                            4.36      1.98      1.15     0.96      2.29
                                    -------   -------   -------  -------   -------
Net Asset Value, End of Period       $25.40    $21.04    $19.06   $17.91    $16.95
                                    =======   =======   =======  =======   =======

TOTAL RETURN(2)                      20.72%    10.39%     6.42%    5.66%    15.62%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    2.00%     2.00%     2.00%    2.00%     2.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets        (0.85)%   (0.91)%   (0.62)%  (1.07)%   (0.95)%

Portfolio Turnover Rate                112%      127%       77%     131%      159%

Net Assets, End of Period (in
thousands)                           $1,606      $947      $779     $632      $623

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
33

Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                    2007      2006     2005      2004      2003(1)
PER-SHARE DATA

Net Asset Value, Beginning of
Period                            $21.74    $19.59   $18.32    $17.25       $16.56
                                 -------   -------  -------   -------   ----------
Income From Investment
Operations

 Net Investment Income
 (Loss)(2)                        (0.10)    (0.11)   (0.07)    (0.13)       (0.02)

 Net Realized and
 Unrealized Gain (Loss)             4.73      2.26     1.34      1.20         0.71
                                 -------   -------  -------   -------   ----------
 Total From Investment
 Operations                         4.63      2.15     1.27      1.07         0.69
                                 -------   -------  -------   -------   ----------
Net Asset Value, End of Period    $26.37    $21.74   $19.59    $18.32       $17.25
                                 =======   =======  =======   =======   ==========

TOTAL RETURN(3)                   21.30%    10.97%    6.93%     6.20%        4.17%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets              1.50%     1.50%    1.50%     1.50%     1.50%(4)

Ratio of Net Investment
Income (Loss) to Average
Net Assets                       (0.35)%   (0.41)%  (0.12)%   (0.57)%   (0.58)%(4)

Portfolio Turnover Rate             112%      127%      77%      131%      159%(5)

Net Assets, End of Period (in
thousands)                        $2,383      $298      $49       $12           $3

(1) August 29, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences becuause of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
34

Vista

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
                                       2007      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $16.35    $14.99    $13.14   $11.97     $9.25
                                    -------   -------   -------  -------   -------
Income From Investment Operations

 Net Investment Income
 (Loss)(1)                           (0.12)    (0.04)    (0.04)   (0.06)    (0.06)

 Net Realized and Unrealized
 Gain (Loss)                           8.14      1.40      1.89     1.23      2.78
                                    -------   -------   -------  -------   -------
 Total From Investment
 Operations                            8.02      1.36      1.85     1.17      2.72
                                    -------   -------   -------  -------   -------
Distributions

 From Net Realized Gains             (0.13)        --        --       --        --
                                    -------   -------   -------  -------   -------
Net Asset Value, End of Period       $24.24    $16.35    $14.99   $13.14    $11.97
                                    =======   =======   =======  =======   =======

TOTAL RETURN(2)                      49.39%     9.07%    14.08%    9.77%    29.41%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    1.00%     1.00%     1.00%    1.00%     1.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets        (0.60)%   (0.23)%   (0.26)%  (0.48)%   (0.57)%

Portfolio Turnover Rate                121%      234%      284%     255%      280%

Net Assets, End of Period (in
millions)                            $2,921    $1,965    $1,902   $1,418    $1,240

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
35

Vista

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
                                      2007       2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                              $16.64     $15.22    $13.32   $12.11     $9.34
                                  --------   --------   -------  -------   -------
Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                          (0.08)     (0.01)    (0.01)   (0.04)    (0.03)

 Net Realized and
 Unrealized Gain (Loss)               8.29       1.43      1.91     1.25      2.80
                                  --------   --------   -------  -------   -------
 Total From Investment
 Operations                           8.21       1.42      1.90     1.21      2.77
                                  --------   --------   -------  -------   -------
Distributions

 From Net Realized Gains            (0.13)         --        --       --        --
                                  --------   --------   -------  -------   -------
Net Asset Value, End of Period      $24.72     $16.64    $15.22   $13.32    $12.11
                                  ========   ========   =======  =======   =======

TOTAL RETURN(2)                     49.68%      9.33%    14.26%    9.99%    29.66%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                   0.80%      0.80%     0.80%    0.80%     0.80%

Ratio of Net Investment Income
(Loss) to Average Net Assets       (0.40)%    (0.03)%   (0.06)%  (0.28)%   (0.37)%

Portfolio Turnover Rate               121%       234%      284%     255%      280%

Net Assets, End of Period (in
thousands)                        $254,528   $132,325   $98,439  $42,747   $34,177

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
36

Vista

Advisor Class
For a Share Outstanding Throughout the Years Ended October 31
                                    2007       2006      2005       2004      2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $16.03     $14.73    $12.95     $11.82     $9.15
                                --------   --------  --------   --------   -------
Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                        (0.16)     (0.08)    (0.08)     (0.11)    (0.08)

 Net Realized and
 Unrealized Gain (Loss)             7.95       1.38      1.86       1.24      2.75
                                --------   --------  --------   --------   -------
 Total From Investment
 Operations                         7.79       1.30      1.78       1.13      2.67
                                --------   --------  --------   --------   -------
Distributions

 From Net Realized Gains          (0.13)         --        --         --        --
                                --------   --------  --------   --------   -------
Net Asset Value, End of
Period                            $23.69     $16.03    $14.73     $12.95    $11.82
                                ========   ========  ========   ========   =======

TOTAL RETURN(2)                   48.94%      8.83%    13.75%      9.56%    29.18%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets              1.25%      1.25%     1.25%      1.25%     1.25%

Ratio of Net Investment
Income (Loss) to Average Net
Assets                           (0.85)%    (0.48)%   (0.51)%    (0.73)%   (0.82)%

Portfolio Turnover Rate             121%       234%      284%       255%      280%

Net Assets, End of Period
(in thousands)                  $380,555   $210,576  $190,635   $106,750   $17,060

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
37

Vista

C Class
For a Share Outstanding Throughout the Years Ended October 31
                                       2007      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $15.52    $14.37    $12.73   $11.71     $9.12
                                    -------   -------   -------  -------   -------
Income From Investment Operations

 Net Investment Income
 (Loss)(1)                           (0.30)    (0.19)    (0.18)   (0.19)    (0.16)

 Net Realized and Unrealized
 Gain (Loss)                           7.68      1.34      1.82     1.21      2.75
                                    -------   -------   -------  -------   -------
 Total From Investment
 Operations                            7.38      1.15      1.64     1.02      2.59
                                    -------   -------   -------  -------   -------
Distributions

 From Net Realized Gains             (0.13)        --        --       --        --
                                    -------   -------   -------  -------   -------
Net Asset Value, End of Period       $22.77    $15.52    $14.37   $12.73    $11.71
                                    =======   =======   =======  =======   =======

TOTAL RETURN(2)                      47.90%     8.00%    12.88%    8.71%    28.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    2.00%     2.00%     2.00%    2.00%     2.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets        (1.60)%   (1.23)%   (1.26)%  (1.48)%   (1.57)%

Portfolio Turnover Rate                121%      234%      284%     255%      280%

Net Assets, End of Period (in
thousands)                           $7,346    $2,998    $2,515   $1,439      $333

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
38

Vista

R Class
For a Share Outstanding Throughout the Year Ended October 31
(except as noted)
                                                  2007      2006      2005(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period            $16.25    $14.97       $15.32
Income From Investment Operations
                                               -------   -------   ----------
 Net Investment Income (Loss)(2)                (0.21)    (0.16)       (0.04)

 Net Realized and Unrealized Gain (Loss)          8.07      1.44       (0.31)
                                               -------   -------   ----------
 Total From Investment Operations                 7.86      1.28       (0.35)
                                               -------   -------   ----------
Distributions

 From Net Realized Gains                        (0.13)        --           --
                                               -------   -------   ----------
Net Asset Value, End of Period                  $23.98    $16.25       $14.97
                                               =======   =======   ==========

TOTAL RETURN(3)                                 48.71%     8.55%      (2.28)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                            1.50%     1.50%     1.50%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                          (1.10)%   (0.73)%   (0.92)%(4)

Portfolio Turnover Rate                           121%      234%      284%(5)

Net Assets, End of Period (in thousands)        $2,398      $337          $24

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Growth Fund and Vista Fund (the
"Funds"), two of the mutual funds comprising American Century Mutual Funds,
Inc., as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds, as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 12, 2007

------
40

PROXY VOTING RESULTS

Special meetings of shareholders were held on July 27, 2007 and September 25,
2007, to vote on the following proposals. The proposals received the required number of votes of the American Century Mutual Funds, Inc. or the applicable fund, depending on the proposal, and were adopted. A summary of voting results is listed below each proposal.

PROPOSAL 1:
To elect nine Directors to the Board of Directors of American Century Mutual
Funds, Inc. (the proposal was voted on by all shareholders of funds issued by
American Century Mutual Funds, Inc.).

James E. Stowers, Jr.       For:                15,577,264,186
                            Withhold:              426,100,888
                            Abstain:                         0
                            Broker Non-Vote:                 0

Jonathan S. Thomas          For:                15,599,601,708
                            Withhold:              403,763,366
                            Abstain:                         0
                            Broker Non-Vote:                 0

Thomas A. Brown             For:                15,605,490,524
                            Withhold:              397,874,550
                            Abstain:                         0
                            Broker Non-Vote:                 0

Andrea C. Hall              For:                15,604,361,764
                            Withhold:              399,003,310
                            Abstain:                         0
                            Broker Non-Vote:                 0

James A. Olson              For:                15,597,252,094
                            Withhold:              406,112,980
                            Abstain:                         0
                            Broker Non-Vote:                 0

Donald H. Pratt             For:                15,588,035,002
                            Withhold:              415,330,072
                            Abstain:                         0
                            Broker Non-Vote:                 0

Gale E. Sayers              For:                15,602,023,622
                            Withhold:              401,341,452
                            Abstain:                         0
                            Broker Non-Vote:                 0

M. Jeannine Strandjord      For:                15,588,213,409
                            Withhold:              415,151,665
                            Abstain:                         0
                            Broker Non-Vote:                 0

Timothy S. Webster          For:                15,609,206,162
                            Withhold:              394,158,912
                            Abstain:                         0
                            Broker Non-Vote:                 0

------
41

PROPOSAL 2:
To approve a change in the fee structure of the Advisor Class. This proposal was voted on by the Advisor Class shareholders of the following funds:

                                      Growth             Vista
For:                              32,031,369        96,096,628
Against:                           3,606,757         5,738,418
Abstain:                           1,596,188         2,194,365
Broker Non-Vote:                  10,316,147        17,275,308

PROPOSAL 3:
To approve the reclassification of the C Class shares of the fund, whereby all of the C Class shares will be reclassified as Advisor Class shares of that fund. This proposal was voted on by the C Class shareholders of the following funds:

                                      Growth             Vista
For:                                 647,399         2,174,394
Against:                             155,801            28,684
Abstain:                                   0            82,817
Broker Non-Vote:                     311,165         1,067,071

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MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century family of funds advised by ACIM or American Century Global Investment Management, Inc.
(ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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43

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
Other Directorships Held by Director: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc.; Retired Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUNDS: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB
Acquisition Group LLC (September 2006 to present); President and Chief
Executive Officer, American Italian Pasta Company (2001 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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44

OFFICERS

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century funds (1997 to
September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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45

APPROVAL OF MANAGEMENT AGREEMENTS
Growth and Vista

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors (the "Directors") each year. At
American Century, this process is referred to as the "15(c) Process." As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Growth and Vista (the "funds") and the services provided to the funds under the management agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreements;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreements, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

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46

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreements under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES - GENERALLY. Under the management agreements, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreements, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information

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47

technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the
15(c) Process comparing the funds' performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Growth's performance for both the one- and three-year periods was above the median for its peer group. Vista's performance was above the median of its peer group for the one-year period and just below the median for the three-year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreements, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services.

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48

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of Growth was below the median of the total expense ratios of its peer group. The unified fee charged to shareholders of Vista was in the lowest quartile of the total expense ratio of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

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49

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between Vista and the advisor is fair and reasonable in light of the services provided and should be renewed.

The independent directors negotiated changes to the breakpoint schedule used to calculate the management fees of Growth. These changes were proposed by the
Directors based on their review of the competitive changes in the mutual fund marketplace and their review of financial information provided by the advisor.
The new schedule, effective August 1, 2007, contains lower management fees at certain asset levels than under the existing structure. Following these negotiations with the advisor, the independent directors concluded that the investment management agreement between each fund and its advisor is fair and reasonable in light of the services provided and should be renewed.

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50

SHARE CLASS INFORMATION

Five classes of shares are authorized for sale by the funds: Investor Class,
Institutional Class, Advisor Class, C Class, and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor Class, C Class, and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The funds' prospectuses contain additional information regarding eligibility for Investor Class shares.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Prior to September 4, 2007 for Vista, and prior to December 3, 2007 for Growth, Advisor Class shares of the funds were subject to a 0.50% annual
Rule 12b-1 distribution and service fee. Effective September 4, 2007 for Vista and effective December 3, 2007 for Growth, Advisor Class shares are subject to a 0.25% annual Rule 12b-1 distribution and service fee. Upon the effective date of the fee change, the unified management fee for Advisor Class shares is the same as for Investor Class shares.

C CLASS shares are sold primarily through employer sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. There is no
CDSC on shares acquired through reinvestment of dividends or capital gains.
The unified management fee for C Class shares is the same as for Investor
Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

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ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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NOTES

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NOTES

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NOTES

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[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

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AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
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©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0712
SH-ANN-57612S

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report                    October 31, 2007

[photo of winter]

Giftrust® Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

[photo of Jonathan Thomas]

JONATHAN THOMAS
President and CEO
American Century Companies, Inc.

To help you monitor your investment, my colleagues and I take pride in providing you with the annual report for the American Century® Giftrust Fund for the 12 months ended October 31, 2007. I am honored to be addressing you in the "Our Message" space long devoted to company founder Jim Stowers, Jr. and his son Jim Stowers III.

Jim Stowers III stepped down from the ACC board in July 2007, his final step in a well-planned career transition to pursue new ventures outside the company. This reflected his family's support of our company's direction and the leadership team of American Century Investments.

The Stowers family remains an integral part of our heritage, leadership, and financial structure. In fact, Jim Stowers, Jr. continues as co-chair of the
American Century Companies, Inc. (ACC) board of directors with Richard Brown, who has been on the board since 1998.

American Century Investments, our clients, and our employees have been my top priority since I became company president and CEO in March, 2007. We have also added the executive talents of overall chief investment officer (CIO) Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you. We believe the ultimate measure of our performance is our clients' success. Therefore, our focus continues to be on building a long-term relationship with you and on delivering superior investment performance across our product line.

/s/Jonathan Thomas

[photo of James E. Stowers, Jr.]

JAMES E. STOWERS, JR.
Founder and Co-Chairman of the Board
American Century Companies, Inc.

[photo of Richard Brown]

RICHARD BROWN
Co-Chairman of the Board
American Century Companies, Inc.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

GIFTRUST

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

STOCK RETURNS, VOLATILITY UP

U.S. stocks produced double-digit gains for the 12 months ended October 31,
2007. Stocks rallied for much of the first half of the fiscal year, touching record highs in July, as the worldwide economic expansion drove strong corporate earnings. But the sub-prime mortgage crisis blossomed in late July and early August in the form of massive losses for banks, residential lenders, and firms that securitized these subprime loans. This crisis caused a sharp tightening of lending standards, removing the easy credit that propelled strong consumer spending and funded a record amount of leveraged buyouts. As a result, the U.S. stock market came under pressure late in the fiscal year.

By October, stock market volatility surged and credit markets seized up. To relieve the pressure, the Federal Reserve (the Fed) lowered its benchmark federal funds rate target in September and again in October--the Fed's first rate cuts since June 2003. Markets rallied briefly at fiscal year-end, though there were concerns heading into November about the future course of corporate earnings.

GROWTH SHARES LED

Growth stocks led the market during the 12 months, outpacing value-oriented shares across all market capitalizations. That's because the deceleration in corporate earnings cast a brighter spotlight on the relative earnings power of growth companies, providing a favorable context for our growth portfolios and growth stocks in general. We took advantage of this favorable backdrop, enjoying a solid year of outperformance.

Looking at returns by sector, energy and materials performed best, supported by booming global demand for commodities. In contrast, the aforementioned credit crisis weakened consumer discretionary and financial shares--the only two segments of the S&P 500 Index to decline during the period.

We expect a continued favorable environment for growth-stock investing:
interest rates are low, global growth continues to provide new markets for goods and services, and inflation remains contained.

U.S. Stock Index Returns
For the 12 months ended October 31, 2007
RUSSELL 1000 INDEX (LARGE-CAP)        15.03%
Russell 1000 Growth Index             19.23%
Russell 1000 Value Index              10.83%
RUSSELL MIDCAP INDEX                  15.24%
Russell Midcap Growth Index           19.72%
Russell Midcap Value Index             9.73%
RUSSELL 2000 INDEX (SMALL-CAP)         9.27%
Russell 2000 Growth Index             16.73%
Russell 2000 Value Index               2.05%

------
2

PERFORMANCE
Giftrust

Total Returns as of October 31, 2007
                                           Average Annual Returns
                                                              Since     Inception
                             1 year    5 years    10 years  Inception      Date

GIFTRUST                     56.63%   21.54%(1)   5.69%(1)  13.66%(1)    11/25/83

RUSSELL MIDCAP GROWTH
INDEX(2)                     19.72%     19.21%     8.30%      N/A(3)        --

(1) Returns would have been lower if management fees had not been waived from
2/1/04 to 7/31/04.

(2) Data provided by Lipper Inc. -- A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Benchmark began 12/31/85.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Giftrust

Growth of $10,000 Over 10 Years

$10,000 investment made October 31, 1997

One-Year Returns Over 10 Years
Periods ended October 31
               1998      1999     2000      2001      2002     2003     2004*     2005     2006     2007

Giftrust      -31.55%   59.05%   63.10%   -56.36%   -15.38%   18.18%    -1.64%   25.13%   16.49%   56.63%

Russell
Midcap
Growth
Index          2.43%    37.66%   38.67%   -42.78%   -17.61%   39.30%    8.77%    15.91%   14.51%   19.72%

* Returns would have been lower, along with the ending value, if management fees had not been waived from 2/1/04 to 7/31/04.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Giftrust

Portfolio Managers: Glenn Fogle and David Hollond

In August 2007, portfolio manager Kurt Stalzer took a personal leave of absence from American Century. Veteran American Century mid-cap growth portfolio managers Glenn Fogle (16 years with the firm) and David Hollond
(nine years with the firm) continue as co-managers for Giftrust.

PERFORMANCE SUMMARY

Giftrust advanced 56.63% for the year ended October 31, 2007, more than doubling the 19.72% return of its benchmark, the Russell Midcap Growth Index.
Giftrust's gain ranked among the highest in American Century's family of funds for the period.

As discussed in the Market Perspective on page 2, a change in Federal Reserve
(Fed) interest rate policy, continued corporate earnings growth, and signs of
U.S. economic strength contributed to stock index gains for the period, despite market volatility created largely by growing problems among subprime lenders. In this environment, large- and mid-cap stocks generally outpaced their small-cap counterparts, and growth-oriented shares outperformed value stocks.

Giftrust derived gains from effective stock selection in all ten market sectors. The bulk of Giftrust's strong performance relative to the Russell
Midcap Growth Index, though, came from individual holdings within the industrials, consumer discretionary, and information technology sectors.
Foreign holdings also contributed significantly to fund performance.

AEROSPACE AND DEFENSE LED GAINS

The portfolio's largest single sector contribution came from the industrials group, where we continued to focus on the aerospace and defense industry. The share prices of portfolio overweights Precision Castparts and BE Aerospace, two of the fund's largest holdings, soared 120% and 97%, respectively, as both companies benefited from a replacement cycle and expanding orders in global aviation. Both companies reflect Giftrust's focus on companies with accelerating financial growth and share price momentum.

Also within the industrials sector, an overweight stake and stock selection within the construction and engineering industry and the industrial conglomerate group contributed to performance, as companies within these groups benefited from increased demand for global energy infrastructure.
Notably, share prices of construction company Foster Wheeler and industrial conglomerate McDermott International climbed 230% and 173%, respectively. Both companies are involved in a variety of heavy construction areas, including the construction of power plants.

Top Ten Holdings as of October 31, 2007
                                     % of net       % of net
                                   assets as of   assets as of
                                     10/31/07        4/30/07
BE Aerospace, Inc.                     4.6%           3.7%
Nintendo Co., Ltd. ORD                 4.5%           3.7%
NII Holdings, Inc.                     3.8%           8.1%
Medco Health Solutions Inc.            3.7%           3.8%
Precision Castparts Corp.              3.7%           5.4%
Apple Inc.                             3.4%           1.8%
Monsanto Co.                           3.1%           1.9%
GameStop Corp. Cl A                    3.0%           0.8%
Dresser-Rand Group Inc.                2.7%           0.5%
McDermott International, Inc.          2.7%           2.1%

------
5

Giftrust

CONSUMER DISCRETIONARY, TECHNOLOGY CONTRIBUTED

An underweight position and effective stock selection within the consumer discretionary sector contributed to absolute and relative gains. Within the sector, video game retailer GameStop climbed 132% on the heels of a robust video game cycle. Casino resort company Las Vegas Sands, which recently opened its monstrous Venetian Macao Casino, gained 75%.

Within the technology sector, software maker Nintendo was the largest single contributor to portfolio performance. Strong demand for the company's Wii interactive game system continued to outstrip supply, helping Nintendo's share price jump 212% during the reporting period.

Fund overweight Apple also boosted Giftrust's absolute and relative gains. The computer and peripherals maker, which introduced the iPhone during the reporting period, experienced a 134% gain in its share price.

UNDERWEIGHT IN FINANCIALS AVOIDED PAIN

An underweight position in the financials sector benefited portfolio performance during the period, as a softening housing market and mounting concerns surrounding subprime mortgage lenders weighed on sector performance.
Within the sector, Giftrust had no holdings in either the real estate management and development industry or the consumer finance industry, two groups that suffered losses within the benchmark.

STARTING POINT FOR NEXT REPORTING PERIOD

Giftrust's investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

Now that the Fed has cut short-term interest rates, we have entered an easing cycle. In this environment, we are confident in our current sector emphasis, which includes industrials and information technology. We continue monitoring the market for any meaningful, sustainable changes in sector leadership.

Top Five Industries as of October 31, 2007
                                        % of net       % of net
                                      assets as of   assets as of
                                        10/31/07        4/30/07
Aerospace & Defense                       8.8%           9.0%
Semiconductors &
Semiconductor Equipment                   6.1%           2.3%
Software                                  5.7%           4.2%
Health Care Providers & Services          5.5%           4.9%
Machinery                                 5.3%           2.3%

Types of Investments in Portfolio
                                       % of net        % of net
                                     assets as of    assets as of
                                       10/31/07        4/30/07
Domestic Common Stocks                  86.0%           80.7%
Foreign Common Stocks*                  13.4%           19.5%
TOTAL COMMON STOCKS                     99.4%           100.2%
Temporary Cash Investments               0.2%            0.1%
Other Assets and Liabilities             0.4%           (0.3)%

* Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
7

                   Beginning        Ending        Expenses Paid
                 Account Value   Account Value    During Period*      Annualized
                     5/1/07        10/31/07     5/1/07 - 10/31/07   Expense Ratio*

Actual               $1,000        $1,265.80          $5.71             1.00%

Hypothetical         $1,000        $1,020.16          $5.09             1.00%

* Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Giftrust

OCTOBER 31, 2007

Shares                ($ IN THOUSANDS)                                       Value

Common Stocks -- 99.4%

AEROSPACE & DEFENSE -- 8.8%
              65,600  Alliant Techsystems Inc.(1)                          $ 7,242
           1,315,193  BE Aerospace, Inc.(1)                                 65,377
             348,203  Precision Castparts Corp.                             52,164
                                                                        ----------
                                                                           124,783
                                                                        ----------
BIOTECHNOLOGY -- 3.7%
             102,800  Celgene Corp.(1)                                       6,785
             903,897  CSL Ltd. ORD                                          31,228
              92,300  Myriad Genetics Inc.(1)                                5,110
             142,804  Onyx Pharmaceuticals, Inc.(1)                          6,670
              69,800  Pharmion Corp.(1)                                      3,358
                                                                        ----------
                                                                            53,151
                                                                        ----------
CAPITAL MARKETS -- 3.4%
             177,800  Ameriprise Financial Inc.                             11,198
              57,400  GFI Group Inc.(1)                                      4,955
             309,400  Janus Capital Group Inc.                              10,677
             247,100  Lazard Ltd. Cl A                                      12,405
             257,600  Waddell & Reed Financial Inc.                          8,557
                                                                        ----------
                                                                            47,792
                                                                        ----------
CHEMICALS -- 3.7%
              96,216  CF Industries Holdings, Inc.                           8,457
             456,240  Monsanto Co.                                          44,543
                                                                        ----------
                                                                            53,000
                                                                        ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.7%
             131,360  Corrections Corp. of America(1)                        3,716
              90,900  Huron Consulting Group Inc.(1)                         6,352
                                                                        ----------
                                                                            10,068
                                                                        ----------
COMMUNICATIONS EQUIPMENT -- 1.1%
             212,000  Ciena Corp.(1)                                        10,147
             238,100  Foundry Networks, Inc.(1)                              5,033
                                                                        ----------
                                                                            15,180
                                                                        ----------
COMPUTERS & PERIPHERALS -- 3.7%
             253,430  Apple Inc.(1)                                         48,139
             103,300  SanDisk Corp.(1)                                       4,587
                                                                        ----------
                                                                            52,726
                                                                        ----------
CONSTRUCTION & ENGINEERING -- 3.8%
             195,552  Foster Wheeler Ltd.(1)                                28,991
             344,200  KBR, INC.(1)                                          14,759
             305,600  Quanta Services, Inc.(1)                              10,085
                                                                        ----------
                                                                            53,835
                                                                        ----------
CONTAINERS & PACKAGING -- 2.6%
             827,400  Owens-Illinois Inc.(1)                                36,753
                                                                        ----------

Shares                ($ IN THOUSANDS)                                       Value

DIVERSIFIED CONSUMER SERVICES -- 3.9%
             156,400  Apollo Group, Inc. Cl A(1)                          $ 12,396
             111,600  Capella Education Co.(1)                               6,919
             218,500  Career Education Corp.(1)                              7,809
             112,100  ITT Educational Services Inc.(1)                      14,258
              78,600  Strayer Education, Inc.                               14,656
                                                                        ----------
                                                                            56,038
                                                                        ----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
              56,115  Golden Telecom Inc.                                    5,805
                                                                        ----------
ELECTRIC UTILITIES -- 0.8%
             401,462  Reliant Energy, Inc.(1)                               11,048
                                                                        ----------
ELECTRICAL EQUIPMENT -- 3.2%
             116,600  First Solar Inc.(1)                                   18,517
             330,900  JA Solar Holdings Co., Ltd. ADR(1)                    19,060
              96,600  Vestas Wind Systems AS ORD(1)                          8,712
                                                                        ----------
                                                                            46,289
                                                                        ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.2%
             150,173  Dolby Laboratories Inc. Cl A(1)                        6,226
             106,000  Itron Inc.(1)                                         11,394
                                                                        ----------
                                                                            17,620
                                                                        ----------
ENERGY EQUIPMENT & SERVICES -- 4.6%
             216,635  Aker Kvaerner ASA ORD                                  7,602
              74,245  Cameron International Corp.(1)                         7,228
           1,009,700  Dresser-Rand Group Inc.(1)                            39,076
             158,300  National Oilwell Varco, Inc.(1)                       11,594
                                                                        ----------
                                                                            65,500
                                                                        ----------
FOOD PRODUCTS -- 2.0%
             244,600  Bunge Ltd.                                            28,175
                                                                        ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.3%
             119,700  Align Technology Inc.(1)                               2,478
             181,718  Hologic, Inc.(1)                                      12,343
             214,200  Immucor, Inc.(1)                                       6,908
              88,000  Mindray Medical International Ltd. ADR                 3,499
             150,600  Varian Medical Systems, Inc.(1)                        7,345
                                                                        ----------
                                                                            32,573
                                                                        ----------
HEALTH CARE PROVIDERS & SERVICES -- 5.5%
             409,600  Express Scripts, Inc.(1)                              25,846
             559,300  Medco Health Solutions Inc.(1)                        52,786
                                                                        ----------
                                                                            78,632
                                                                        ----------

------
9

Giftrust

Shares                ($ IN THOUSANDS)                                       Value

HOTELS, RESTAURANTS & LEISURE -- 3.7%
             302,683  Bally Technologies, Inc.(1)                         $ 12,207
              85,816  Chipotle Mexican Grill Inc. Cl A(1)                   11,928
             211,627  Las Vegas Sands Corp.(1)                              28,086
                                                                        ----------
                                                                            52,221
                                                                        ----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.5%
             155,100  NRG Energy Inc.(1)                                     7,082
                                                                        ----------
INDUSTRIAL CONGLOMERATES -- 2.7%
             625,000  McDermott International, Inc.(1)                      38,163
                                                                        ----------
INTERNET & CATALOG RETAIL -- 1.1%
             162,908  Priceline.com Inc.(1)                                 15,167
                                                                        ----------
INTERNET SOFTWARE & SERVICES -- 1.4%
             169,300  Equinix Inc.(1)                                       19,751
                                                                        ----------
IT SERVICES -- 0.3%
              22,400  MasterCard Inc. Cl A                                   4,246
                                                                        ----------
LIFE SCIENCES TOOLS & SERVICES -- 3.2%
             127,885  Covance Inc.(1)                                       10,551
             232,280  Invitrogen Corp.(1)                                   21,107
             227,000  Thermo Fisher Scientific Inc.(1)                      13,350
                                                                        ----------
                                                                            45,008
                                                                        ----------
MACHINERY -- 5.3%
             581,300  AGCO Corp.(1)                                         34,692
             104,355  Alfa Laval AB ORD                                      8,354
             414,087  Flowserve Corp.                                       32,696
                                                                        ----------
                                                                            75,742
                                                                        ----------
MEDIA -- 1.9%
             324,888  Liberty Global, Inc. Series A(1)                      12,752
             383,200  Liberty Global, Inc. Series C(1)                      14,056
                                                                        ----------
                                                                            26,808
                                                                        ----------
OIL, GAS & CONSUMABLE FUELS -- 0.5%
             156,000  Frontier Oil Corp.                                     7,143
                                                                        ----------
PHARMACEUTICALS -- 1.3%
             144,160  Shire plc ADR                                         10,834
             281,321  Shire plc ORD                                          7,038
                                                                        ----------
                                                                            17,872
                                                                        ----------
REAL ESTATE INVESTMENT TRUSTS -- 1.0%
             166,300  AMB Property Corp.                                    10,868
             153,255  DuPont Fabros Technology, Inc.(1)                      3,292
                                                                        ----------
                                                                            14,160
                                                                        ----------

Shares                ($ IN THOUSANDS)                                       Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.1%
             539,500  Cypress Semiconductor Corp.(1)                      $ 19,719
             104,700  LDK Solar Co., Ltd. ADR(1)                             4,147
             203,916  MEMC Electronic Materials Inc.(1)                     14,931
             611,050  NVIDIA Corp.(1)                                       21,619
             420,400  OmniVision Technologies, Inc.(1)                       9,312
             337,000  ON Semiconductor Corp.(1)                              3,437
             233,700  Semtech Corp.(1)                                       3,999
             216,600  Silicon Laboratories Inc.(1)                           9,465
                                                                        ----------
                                                                            86,629
                                                                        ----------
SOFTWARE -- 5.7%
             427,700  Activision, Inc.(1)                                   10,115
              97,300  NAVTEQ Corp.(1)                                        7,512
             100,600  Nintendo Co., Ltd. ORD                                63,419
                                                                        ----------
                                                                            81,046
                                                                        ----------
SPECIALTY RETAIL -- 4.5%
             709,522  GameStop Corp. Cl A(1)                                42,018
             440,750  Guess?, Inc.                                          22,650
                                                                        ----------
                                                                            64,668
                                                                        ----------
TEXTILES, APPAREL & LUXURY GOODS -- 0.7%
              93,400  Crocs, Inc.(1)                                         6,982
              68,000  lululemon athletica inc.(1)                            3,619
                                                                        ----------
                                                                            10,601
                                                                        ----------
WIRELESS TELECOMMUNICATION SERVICES -- 4.1%
              42,393  Millicom International Cellular SA(1)                  4,980
             919,577  NII Holdings, Inc.(1)                                 53,336
                                                                        ----------
                                                                            58,316
                                                                        ----------
TOTAL COMMON STOCKS
(Cost $963,262)                                                          1,413,591
                                                                        ----------

Temporary Cash Investments -- 0.2%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 7.125%-7.625%, 2/15/23-2/15/25, valued at $2,647), in a joint trading account at 4.50%, dated
10/31/07, due 11/1/07 (Delivery value $2,600) (Cost $2,600)                  2,600
                                                                        ----------
TOTAL INVESTMENT SECURITIES -- 99.6%
(Cost $965,862)                                                          1,416,191
                                                                        ----------
OTHER ASSETS AND LIABILITIES -- 0.4%                                         5,023
                                                                        ----------
TOTAL NET ASSETS -- 100.0%                                              $1,421,214
                                                                        ==========

------
10

Giftrust

Forward Foreign Currency Exchange Contracts
                                                          ($ IN THOUSANDS)
      Contracts to Sell         Settlement Date    Value    Unrealized Gain (Loss)

      26,755,351  AUD for USD       11/30/07      $24,882           $(278)
      35,626,080  DKK for USD       11/30/07       6,935             (50)
       2,653,419  GBP for USD       11/30/07       5,512             (48)
   3,483,275,000  JPY for USD       11/30/07       30,305            149
      31,715,364  NOK for USD       11/30/07       5,911              2
      42,409,872  SEK for USD       11/30/07       6,684             (39)
                                                  -------          -------
                                                  $80,229           $(264)
                                                  =======          =======
(Value on Settlement Date $79,965)

Notes to Schedule of Investments

ADR = American Depositary Receipt

AUD = Australian Dollar

DKK = Danish Krone

GBP = British Pound

JPY = Japanese Yen

NOK = Norwegian Krona

ORD = Foreign Ordinary Share

SEK = Swedish Krona

USD = United States Dollar

(1) Non-income producing.

As of October 31, 2007, securities with an aggregate value of $126,353 (in thousands), which represented 8.9% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of
Directors.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)
ASSETS

Investment securities, at value (cost of $965,862)                      $1,416,191

Receivable for investments sold                                             12,915

Receivable for forward foreign currency exchange contracts                     151

Dividends and interest receivable                                              134
                                                                        ----------
                                                                         1,429,391
                                                                        ----------

LIABILITIES

Disbursements in excess of demand deposit cash                                 106

Payable for investments purchased                                            6,485

Payable for forward foreign currency exchange contracts                        415

Accrued management fees                                                      1,171
                                                                        ----------
                                                                             8,177
                                                                        ----------

NET ASSETS                                                              $1,421,214
                                                                        ==========

CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                                 200,000
                                                                        ==========
Outstanding                                                                 45,077
                                                                        ==========

NET ASSET VALUE PER SHARE                                                   $31.53
                                                                        ==========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                                  $ 975,617

Undistributed net investment income                                            123

Accumulated net realized loss on investment and foreign currency
transactions                                                               (4,600)

Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies                                      450,074
                                                                        ----------
                                                                        $1,421,214
                                                                        ==========

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $426)                          $ 4,757

Interest                                                                       358
                                                                          --------
                                                                             5,115
                                                                          --------

EXPENSES:

Management fees                                                             11,762

Directors' fees and expenses                                                    21

Other expenses                                                                  15
                                                                          --------
                                                                            11,798
                                                                          --------

NET INVESTMENT INCOME (LOSS)                                               (6,683)
                                                                          --------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment and foreign currency
transactions (net of foreign taxes withheld of $62)                        252,077

Change in net unrealized appreciation (depreciation) on investments
and translation of assets and liabilities in foreign currencies            286,276
                                                                          --------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                    538,353
                                                                          --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $531,670
                                                                          ========

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)
Increase (Decrease) in Net Assets                                 2007        2006

OPERATIONS

Net investment income (loss)                                 $ (6,683)   $ (2,212)

Net realized gain (loss)                                       252,077     151,426

Change in net unrealized appreciation (depreciation)           286,276       1,285
                                                            ----------   ---------
Net increase (decrease) in net assets resulting from
operations                                                     531,670     150,499
                                                            ----------   ---------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                                       11,498      11,179

Payments for shares redeemed                                 (106,533)   (104,138)
                                                            ----------   ---------
Net increase (decrease) in net assets from capital share
transactions                                                  (95,035)    (92,959)
                                                            ----------   ---------

NET INCREASE (DECREASE) IN NET ASSETS                          436,635      57,540

NET ASSETS

Beginning of period                                            984,579     927,039
                                                            ----------   ---------
End of period                                               $1,421,214    $984,579
                                                            ==========   =========

Undistributed net investment income                               $123        $120
                                                            ==========   =========

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                               468         571

Redeemed                                                       (4,292)     (5,308)
                                                            ----------   ---------
Net increase (decrease) in shares of the fund                  (3,824)     (4,737)
                                                            ==========   =========

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Giftrust Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of medium-sized and smaller companies. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the
Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or
there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

------
15

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee for the fund is 1.00%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC.

Beginning in December 2006, the fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase
& Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

------
16

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2007, were $1,726,039 and
$1,837,729, respectively.

4. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a $500 million unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended
October 31, 2007.

5. RISK FACTORS

The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

6. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
There were no distributions paid by the fund during the years ended October
31, 2007 and October 31, 2006.

As of October 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                           $968,279
                                                                          ========
Gross tax appreciation of investments                                     $449,829

Gross tax depreciation of investments                                      (1,917)
                                                                          --------
Net tax appreciation (depreciation) of investments                        $447,912
                                                                          ========
Net tax appreciation (depreciation) on derivatives and translation of
assets and liabilities in foreign currencies                                $(132)
                                                                          --------
Net tax appreciation (depreciation)                                       $447,780
                                                                          ========
Undistributed ordinary income                                                   --

Accumulated capital losses                                                $(2,183)
                                                                          --------

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, return of capital dividends and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers of $(2,183) expire in
2010.

------
17

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
18

FINANCIAL HIGHLIGHTS
Giftrust

For a Share Outstanding Throughout the Years Ended October 31
                                  2007      2006     2005         2004        2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                       $20.13    $17.28   $13.81       $14.04      $11.88
                                ------    ------   ------     --------    --------
Income From Investment
Operations

 Net Investment Income
 (Loss)                         (0.14)    (0.05)   (0.08)    (0.01)(1)   (0.07)(1)

 Net Realized and
 Unrealized Gain (Loss)          11.54      2.90     3.55       (0.22)        2.23
                                ------    ------   ------     --------    --------
 Total From Investment
 Operations                      11.40      2.85     3.47       (0.23)        2.16
                                ------    ------   ------     --------    --------
Net Asset Value, End of
Period                          $31.53    $20.13   $17.28       $13.81      $14.04
                                ======    ======   ======     ========    ========

TOTAL RETURN(2)                 56.63%    16.49%   25.13%      (1.64)%      18.18%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets            1.00%     1.00%    1.00%     0.49%(3)       1.00%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                     (0.57)%   (0.22)%  (0.46)%   (0.09)%(3)     (0.55)%

Portfolio Turnover Rate           147%      229%     223%         260%        140%

Net Assets, End of Period
(in millions)                   $1,421      $985     $927         $865        $896

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

(3) During a portion of the year ended October 31, 2004, the investment advisor voluntarily agreed to waive its management fee. The waiver was in effect from February 1, 2004 through July 31, 2004. Had fees not been waived the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.00% and (0.60)%, respectively.

See Notes to Financial Statements.

------
19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Giftrust Fund (the "Fund"), one of the mutual funds comprising American Century Mutual Funds, Inc., as of October
31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Giftrust Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 12, 2007

------
20

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Mutual Funds, Inc. and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect nine Directors to the Board of Directors of American Century Mutual
Funds, Inc. (the proposal was voted on by all shareholders of funds issued by
American Century Mutual Funds, Inc.).

James E. Stowers, Jr.       For:                15,577,264,186
                            Withhold:              426,100,888
                            Abstain:                         0
                            Broker Non-Vote:                 0

Jonathan S. Thomas          For:                15,599,601,708
                            Withhold:              403,763,366
                            Abstain:                         0
                            Broker Non-Vote:                 0

Thomas A. Brown             For:                15,605,490,524
                            Withhold:              397,874,550
                            Abstain:                         0
                            Broker Non-Vote:                 0

Andrea C. Hall              For:                15,604,361,764
                            Withhold:              399,003,310
                            Abstain:                         0
                            Broker Non-Vote:                 0

James A. Olson              For:                15,597,252,094
                            Withhold:              406,112,980
                            Abstain:                         0
                            Broker Non-Vote:                 0

Donald H. Pratt             For:                15,588,035,002
                            Withhold:              415,330,072
                            Abstain:                         0
                            Broker Non-Vote:                 0

Gale E. Sayers              For:                15,602,023,622
                            Withhold:              401,341,452
                            Abstain:                         0
                            Broker Non-Vote:                 0

M. Jeannine Strandjord      For:                15,588,213,409
                            Withhold:              415,151,665
                            Abstain:                         0
                            Broker Non-Vote:                 0

Timothy S. Webster          For:                15,609,206,162
                            Withhold:              394,158,912
                            Abstain:                         0
                            Broker Non-Vote:                 0

------
21

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century family of funds advised by ACIM, or American Century Global Investment Management, Inc.
(ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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22

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc.; Retired Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB
Acquisition Group LLC (September 2006 to present); President and Chief
Executive Officer, American Italian Pasta Company (2001 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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23

OFFICERS

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century funds (1997 to
September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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24

APPROVAL OF MANAGEMENT AGREEMENT
Giftrust

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Giftrust (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

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25

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------
26

At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund.
The Directors also review detailed performance information during the 15(c)
Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance for both the one- and three-year periods was above the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

------
27

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was in the lowest quartile of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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28

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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29

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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30

NOTES

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31

NOTES

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32

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0712
SH-ANN-57608S

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               October 31, 2007

[photo of winter]

Select Fund
Capital Growth Fund
Focused Growth Fund
Fundamental Equity Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

[photo of Jonathan Thomas]

JONATHAN THOMAS
President and CEO
American Century Companies, Inc.

To help you monitor your investment, my colleagues and I take pride in providing you with the annual report for the American Century® Select, Capital
Growth, Focused Growth, and Fundamental Equity funds for the 12 months ended
October 31, 2007. I am honored to be addressing you in the "Our Message" space long devoted to company founder Jim Stowers, Jr. and his son Jim Stowers III.

Jim Stowers III stepped down from the ACC board in July 2007, his final step in a well-planned career transition to pursue new ventures outside the company. This reflected his family's support of our company's direction and the leadership team of American Century Investments.

The Stowers family remains an integral part of our heritage, leadership, and financial structure. In fact, Jim Stowers, Jr. continues as co-chair of the
American Century Companies, Inc. (ACC) board of directors with Richard Brown, who has been on the board since 1998.

American Century Investments, our clients, and our employees have been my top priority since I became company president and CEO in March, 2007. We have also added the executive talents of overall chief investment officer (CIO) Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you. We believe the ultimate measure of our performance is our clients' success. Therefore, our focus continues to be on building a long-term relationship with you and on delivering superior investment performance across our product line.

/s/Jonathan Thomas

[photo of James E. Stowers, Jr.]

JAMES E. STOWERS, JR.
Founder and Co-Chairman of the Board
American Century Companies, Inc.

[photo of Richard Brown]

RICHARD BROWN
Co-Chairman of the Board
American Century Companies, Inc.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .       2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .       2

SELECT

CAPITAL GROWTH

FOCUSED GROWTH

FUNDAMENTAL EQUITY

FINANCIAL STATEMENTS

OTHER INFORMATION

     Proxy Voting Results. . . . . . . . . . . . . . . . . . . . . . . . .      74
     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      76
     Approval of Management Agreements for Select, Capital Growth,

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

STOCK RETURNS, VOLATILITY UP

U.S. stocks produced double-digit gains for the 12 months ended October 31,
2007. Stocks rallied for much of the first half of the fiscal year, touching record highs in July, as the worldwide economic expansion drove strong corporate earnings. But the sub-prime mortgage crisis blossomed in late July and early August in the form of massive losses for banks, residential lenders, and firms that securitized these subprime loans. This crisis caused a sharp tightening of lending standards, removing the easy credit that propelled strong consumer spending and funded a record amount of leveraged buyouts. As a result, the U.S. stock market came under pressure late in the fiscal year.

By October, stock market volatility surged and credit markets seized up. To relieve the pressure, the Federal Reserve (the Fed) lowered its benchmark federal funds rate target in September and again in October -- the Fed's first rate cuts since June 2003. Markets rallied briefly at fiscal year-end, though there were concerns heading into November about the future course of corporate earnings.

GROWTH SHARES LED

Growth stocks led the market during the 12 months, outpacing value-oriented shares across all market capitalizations. That's because the deceleration in corporate earnings cast a brighter spotlight on the relative earnings power of growth companies, providing a favorable context for our growth portfolios and growth stocks in general. We took advantage of this favorable backdrop, enjoying a solid year of outperformance.

Looking at returns by sector, energy and materials performed best, supported by booming global demand for commodities. In contrast, the aforementioned credit crisis weakened consumer discretionary and financial shares -- the only two segments of the S&P 500 Index to decline during the period.

We expect a continued favorable environment for growth-stock investing:
interest rates are low, global growth continues to provide new markets for goods and services, and inflation remains contained.

U.S. Stock Index Returns
For the 12 months ended October 31, 2007

RUSSELL 1000 INDEX (LARGE-CAP)        15.03%
Russell 1000 Growth Index             19.23%
Russell 1000 Value Index              10.83%

RUSSELL MIDCAP INDEX                  15.24%
Russell Midcap Growth Index           19.72%
Russell Midcap Value Index             9.73%

RUSSELL 2000 INDEX (SMALL-CAP)         9.27%
Russell 2000 Growth Index             16.73%
Russell 2000 Value Index               2.05%

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2

PERFORMANCE
Select

Total Returns as of October 31, 2007
                                           Average Annual Returns
                                                             Since      Inception
                               1 year   5 years  10 years  Inception      Date

INVESTOR CLASS                 28.37%   10.22%    5.22%      13.62%    6/30/71(1)

RUSSELL 1000 GROWTH
INDEX(2)(3)                    19.23%   12.61%    4.81%      N/A(4)        --

S&P 500 INDEX(2)               14.56%   13.88%    7.10%      11.36%        --

Institutional Class            28.63%   10.43%    5.44%      6.83%       3/13/97

A Class(5)
 No sales charge*              28.07%    9.95%    4.97%      4.59%
 With sales charge*            20.71%    8.66%    4.35%      3.98%       8/8/97

B Class
 No sales charge*              27.07%     --        --       10.58%
 With sales charge*            23.07%     --        --       10.29%      1/31/03

C Class                        27.07%     --        --     10.60%(6)     1/31/03

R Class                        27.72%     --        --       8.71%       7/29/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the investment advisor's implementation of its current investment philosophy and practices.

(2) Data provided by Lipper Inc. -- A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) In February of 2007, the fund's benchmark changed from the S&P 500 Index to the Russell 1000 Growth Index. The fund's investment advisor believes this index better represents the fund's portfolio composition.

(4) Benchmark began 12/29/78.

(5) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

(6) Class returns would have been lower if distribution and service fees had not been waived from 2/1/03 to 3/11/03.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Select

Growth of $10,000 Over 10 Years

$10,000 investment made October 31, 1997

One-Year Returns Over 10 Years
Periods ended October 31
              1998     1999     2000    2001      2002     2003     2004    2005    2006    2007
Investor
Class        22.96%   31.22%   7.64%   -28.93%  -17.11%   17.11%   3.05%   6.67%   -1.55%  28.37%

Russell
1000
Growth
Index        24.64%   34.25%   9.33%   -39.95%  -19.62%   21.81%   3.38%   8.81%   10.84%  19.23%

S&P 500
Index        21.99%   25.67%   6.09%   -24.90%  -15.11%   20.80%   9.42%   8.72%   16.34%  14.56%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
Select

Portfolio Managers: Keith Lee and Michael Li

PERFORMANCE SUMMARY

Select advanced 28.37%* during the 12 months ended October 31, 2007, surpassing the 19.23% return of its benchmark, the Russell 1000 Growth Index, and the 14.56% gain of the S&P 500 Index, a broader market measure.

As discussed in the Market Perspective on page 2, better-than-expected corporate earnings growth, robust merger activity, and a change in Federal
Reserve (Fed) interest rate policy contributed to sound stock index gains for the period. Markets faced extreme volatility in the final months of the period as mounting troubles among subprime mortgage lenders led to a credit crisis, and rising energy costs sparked fears of inflation. In this environment, large- and mid-cap stocks generally outpaced their small-cap counterparts, and growth-oriented shares outperformed value stocks.

STOCK SELECTION DROVE PORTFOLIO PERFORMANCE

Effective security selection accounted for the vast majority of Select's excess returns compared with the benchmark. Individual portfolio positions in alternative energy companies found in the industrials and information technology sectors aided performance. An overweight position and individual holdings in materials also contributed to performance. Although an underweight position in the consumer discretionary sector added to returns, that contribution was offset by poor stock selection within the group.

ALTERNATIVE ENERGY HOLDINGS LED TOP PERFORMERS

Select's largest holding and largest overweight position versus the benchmark was also its largest contributor to performance: MEMC Electronic Materials
(MEMC), a producer of silicon wafers serving both traditional semiconductor companies and the solar cell industry.

The ongoing push for renewable energy sources has resulted in strong demand for MEMC's polysilicon, a raw material used to manufacture solar cells. This demand, combined with the continuing shift from 200 mm to 300 mm silicon wafers, helped the company's share price to climb 106% during the period. MEMC demonstrates our emphasis on companies with accelerating earnings growth that appear capable of sustaining that growth over time. Thanks to its continued
high earnings growth, MEMC's valuations remained attractive despite the price appreciation.

Top Ten Holdings as of October 31, 2007
                                            % of net       % of net
                                          assets as of   assets as of
                                            10/31/07        4/30/07
MEMC Electronic Materials Inc.                4.1%           4.6%
Cisco Systems Inc.                            3.4%           2.9%
EMC Corp.                                     3.1%           2.2%
Google Inc. Cl A                              2.8%           2.0%
GlobalSantaFe Corp.                           2.6%           1.0%
eBay Inc.                                     2.5%           2.1%
Schering-Plough Corp.                         2.5%           2.8%
Freeport-McMoRan Copper & Gold, Inc.          2.5%           1.5%
Hewlett-Packard Co.                           2.4%           2.1%
Loews Corp.                                   2.4%           3.3%

*All fund returns referenced in this commentary are for Investor Class shares.

------
5

Select

Alternative energy demand also drove up the share prices for portfolio holdings Q-Cells AG and Vestas Wind Systems AS (Vestas). Germany-based Q-Cells
AG is a producer of silicon-based solar cells. Denmark-based Vestas develops wind power systems that harness wind energy to create electricity. Their share prices soared 216% and 221%, respectively, as oil prices rose and global demand for clean energy accelerated.

Robust electricity infrastructure spending and increasing demand for energy-efficient technologies helped electric power company ABB Ltd. to contribute meaningfully to absolute and relative performance. An 86% increase in third-quarter net income helped the company's share price to climb 104% for the period.

INFORMATION TECHNOLOGY, MATERIALS CONTRIBUTED

Certain holdings within the information technology sector also helped relative performance. EMC, in particular, contributed to gains as growing sales of data storage software and hardware translated into a 74% jump in profit for the third quarter of 2007.

Networking giant Cisco Systems also aided portfolio gains, as its share price gained ground on higher sales of internet infrastructure equipment.

Within the materials sector, the majority of gains came from one holding in the metals and mining group. Freeport-McMoRan was an important contributor to relative performance, as its share price climbed 103%. The company continued
to benefit from low copper inventories and ongoing strong demand from emerging markets.

STARTING POINT FOR NEXT REPORTING PERIOD

Select strives to invest in large, established companies with attractive risk/reward characteristics. Within that framework, we specifically seek companies that have accelerating growth in earnings and revenue and appear capable of sustaining such growth over time. We believe that our process works well in market environments favoring growth stocks. Our stock selection process has driven us to specific areas of the market -- including renewable energy -- that we expect will continue adding to portfolio performance.

Top Five Industries as of October 31, 2007
                                                % of net       % of net
                                              assets as of   assets as of
                                                10/31/07        4/30/07
Computers & Peripherals                           7.7%           4.3%
Electrical Equipment                              7.4%           5.5%
Semiconductors & Semiconductor Equipment          7.3%           7.0%
Software                                          6.1%           3.8%
Internet Software & Services                      5.3%           4.1%

Types of Investments in Portfolio
                                                % of net       % of net
                                              assets as of   assets as of
                                                10/31/07        4/30/07
Domestic Common Stocks                            86.7%          79.9%
Foreign Common Stocks(1)                          12.0%          19.1%
TOTAL COMMON STOCKS                               98.7%          99.0%
Temporary Cash Investments                        1.7%           --(2)
Other Assets and Liabilities(3)                  (0.4)%          1.0%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Category is less than 0.05% of total net assets.

(3) Includes securities lending collateral and other assets and liabilities.

------
6

SCHEDULE OF INVESTMENTS
Select

OCTOBER 31, 2007

Shares                                                                       Value

Common Stocks -- 98.7%

AEROSPACE & DEFENSE -- 5.2%
           537,026  Boeing Co.                                        $ 52,945,393
           626,175  General Dynamics Corp.                              56,956,878
           452,768  Rockwell Collins                                    33,871,574
                                                                    --------------
                                                                       143,773,845
                                                                    --------------
BEVERAGES -- 3.9%
           683,284  Coca-Cola Company (The)                             42,199,620
         1,062,894  Diageo plc ORD                                      24,365,034
           551,209  PepsiCo, Inc.                                       40,635,127
                                                                    --------------
                                                                       107,199,781
                                                                    --------------
BIOTECHNOLOGY -- 3.1%
           779,817  Genzyme Corp.(1)                                    59,242,697
           590,298  Gilead Sciences, Inc.(1)                            27,265,865
                                                                    --------------
                                                                        86,508,562
                                                                    --------------
CAPITAL MARKETS -- 3.8%
         1,100,642  Bank of New York Mellon Corp. (The)                 53,766,362
           401,559  Franklin Resources, Inc.                            52,074,171
                                                                    --------------
                                                                       105,840,533
                                                                    --------------
CHEMICALS -- 3.5%
           564,086  Air Products & Chemicals, Inc.                      55,195,815
           615,217  Mosaic Co. (The)(1)                                 42,942,147
                                                                    --------------
                                                                        98,137,962
                                                                    --------------
COMMUNICATIONS EQUIPMENT -- 4.5%
           633,387  Ciena Corp.(1)                                      30,313,902
         2,813,588  Cisco Systems Inc.(1)                               93,017,219
                                                                    --------------
                                                                       123,331,121
                                                                    --------------
COMPUTERS & PERIPHERALS -- 7.7%
           327,795  Apple Inc.(1)                                       62,264,660
         3,330,763  EMC Corp.(1)                                        84,568,072
         1,287,946  Hewlett-Packard Co.                                 66,561,049
                                                                    --------------
                                                                       213,393,781
                                                                    --------------
CONSTRUCTION & ENGINEERING -- 1.3%
           252,632  Foster Wheeler Ltd.(1)                              37,452,694
                                                                    --------------
DIVERSIFIED CONSUMER SERVICES -- 0.8%
           171,036  ITT Educational Services Inc.(1)                    21,754,069
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.0%
         1,224,171  Verizon Communications Inc.                         56,397,558
                                                                    --------------

Shares                                                                       Value

ELECTRIC UTILITIES -- 1.5%
           506,645  Exelon Corporation                                $ 41,940,073
                                                                    --------------
ELECTRICAL EQUIPMENT -- 7.4%
         2,038,602  ABB Ltd. ADR                                        61,606,553
         1,054,479  Emerson Electric Co.                                55,117,617
           386,745  Q-Cells AG ORD(1)                                   49,610,059
           422,706  Vestas Wind Systems AS ORD(1)                       38,123,703
                                                                    --------------
                                                                       204,457,932
                                                                    --------------
ENERGY EQUIPMENT & SERVICES -- 3.6%
           878,826  GlobalSantaFe Corp.                                 71,211,271
           378,446  National Oilwell Varco, Inc.(1)                     27,717,385
                                                                    --------------
                                                                        98,928,656
                                                                    --------------
FOOD & STAPLES RETAILING -- 2.1%
         1,384,146  CVS/Caremark Corp.                                  57,815,778
                                                                    --------------
FOOD PRODUCTS -- 1.0%
           842,111  Unilever N.V. New York Shares                       27,334,923
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.2%
         1,006,946  Baxter International Inc.                           60,426,829
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 1.0%
           563,602  UnitedHealth Group Inc.                             27,701,038
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 3.6%
           673,599  Starwood Hotels & Resorts Worldwide, Inc.           38,300,839
         1,517,268  Yum! Brands, Inc.                                   61,100,383
                                                                    --------------
                                                                        99,401,222
                                                                    --------------
HOUSEHOLD PRODUCTS -- 2.4%
           858,999  Colgate-Palmolive Co.                               65,515,854
                                                                    --------------
INSURANCE -- 2.4%
         1,344,033  Loews Corp.                                         65,978,580
                                                                    --------------
INTERNET SOFTWARE & SERVICES -- 5.3%
           130,739  Alibaba.com Ltd. ORD(1)                                227,726
         1,926,556  eBay Inc.(1)                                        69,548,672
           109,278  Google Inc. Cl A(1)                                 77,259,545
                                                                    --------------
                                                                       147,035,943
                                                                    --------------
LIFE SCIENCES TOOLS & SERVICES -- 3.1%
           345,213  Covance Inc.(1)                                     28,480,073
           968,966  Thermo Fisher Scientific Inc.(1)                    56,984,890
                                                                    --------------
                                                                        85,464,963
                                                                    --------------

------
7

Select

Shares                                                                       Value

MACHINERY -- 1.2%
           663,630  Manitowoc Co., Inc. (The)                         $ 32,690,414
                                                                    --------------
MEDIA -- 1.0%
           760,849  Walt Disney Co. (The)                               26,348,201
                                                                    --------------
METALS & MINING -- 2.5%
           582,123  Freeport-McMoRan Copper & Gold, Inc.                68,504,235
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 2.1%
           851,451  Occidental Petroleum Corp.                          58,792,692
                                                                    --------------
PHARMACEUTICALS -- 2.5%
         2,255,606  Schering-Plough Corp.                               68,841,095
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 7.3%
         1,222,224  Linear Technology Corp.(2)                          40,357,838
         1,553,391  MEMC Electronic Materials Inc.(1)                  113,739,290
         1,064,783  National Semiconductor Corp.                        26,768,645
           628,627  NVIDIA Corp.(1)                                     22,240,823
                                                                    --------------
                                                                       203,106,596
                                                                    --------------
SOFTWARE -- 6.1%
           612,829  Adobe Systems Inc.(1)                               29,354,509
           868,852  Intuit Inc.(1)                                      27,950,969
         1,774,377  Microsoft Corporation                               65,314,818
            70,100  Nintendo Co., Ltd. ORD                              44,191,697
            25,716  VMware, Inc. Cl A(1)(2)                              3,210,128
                                                                    --------------
                                                                       170,022,121
                                                                    --------------
SPECIALTY RETAIL -- 1.5%
         1,408,209  TJX Companies, Inc. (The)                           40,739,486
                                                                    --------------
TRANSPORTATION INFRASTRUCTURE -- 0.8%
         1,774,313  China Merchants Holdings International Co.
                    Ltd. ORD                                            12,579,725
        11,039,000  Hopewell Highway Infrastructure Ltd. ORD            10,439,424
                                                                    --------------
                                                                        23,019,149
                                                                    --------------

Shares                                                                       Value

WIRELESS TELECOMMUNICATION SERVICES -- 2.3%
         1,250,876  Rogers Communications Inc. Cl B ORD               $ 63,789,376
                                                                    --------------
TOTAL COMMON STOCKS
(Cost $2,075,346,344)                                                2,731,645,062
                                                                    --------------

Temporary Cash Investments -- 1.7%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 8.125%,
8/15/19, valued at $46,759,706), in a joint trading account at
4.47%, dated 10/31/07, due 11/1/07 (Delivery value $45,805,687)
(Cost $45,800,000)                                                      45,800,000
                                                                    --------------

Temporary Cash Investments - Securities Lending Collateral(3) -- 1.0%

Repurchase Agreement, Deutsche Bank AG, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 4.82%, dated 10/31/07, due 11/1/07
(Delivery value $8,861,882)                                              8,860,696

Repurchase Agreement, Lehman Brothers, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.89%, dated 10/31/07, due 11/1/07
(Delivery value $20,002,717)                                            20,000,000
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $28,860,696)                                                      28,860,696
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 101.4%
(Cost $2,150,007,040)                                                2,806,305,758
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (1.4)%                                (38,240,946)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $2,768,064,812
                                                                    ==============

------
8

Select

Forward Foreign Currency Exchange Contracts
                                                                   Unrealized
       Contracts to Sell         Settlement Date       Value       Gain (Loss)

      30,014,769  CAD for USD        11/30/07       $ 31,798,102     $(367,379)

      97,433,733  DKK for USD        11/30/07         18,967,597      (137,640)

      15,806,268  Euro for USD       11/30/07         22,910,239      (120,050)

       5,851,231  GBP for USD        11/30/07         12,154,384      (106,055)

   2,427,212,500  JPY for USD        11/30/07         21,117,274        103,796
                                                    ------------   ------------
                                                    $106,947,596     $(627,328)
                                                    ============   ============

(Value on Settlement Date $106,320,268)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CAD = Canadian Dollar

DKK = Danish Krone

GBP = British Pound

JPY = Japanese Yen

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of October 31, 2007.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of October 31, 2007, securities with an aggregate value of $179,537,368, which represented 6.5% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
9

PERFORMANCE
Capital Growth

Total Returns as of October 31, 2007
                                           Average Annual Returns
                                                    Since           Inception
                                  1 year          Inception            Date

A CLASS
 No sales charge*                 21.40%           10.22%
 With sales charge*               14.41%            8.46%            2/27/04

RUSSELL 1000 GROWTH INDEX(1)      19.23%            9.27%               --

Investor Class                    21.77%           13.53%            7/29/05

Institutional Class               22.06%           13.77%            7/29/05

B Class
 No sales charge*                 20.54%            9.39%
 With sales charge*               16.54%            8.74%            2/27/04

C Class                           20.54%            9.39%            2/27/04

R Class                           21.13%           12.96%            7/29/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. -- A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

Capital Growth

Growth of $10,000 Over Life of Class

$10,000 investment made February 27, 2004

One-Year Returns Over Life of Class
Periods ended October 31
                                 2004*   2005    2006     2007

A Class (no sales charge)       -1.10%   7.08%  11.24%   21.40%

Russell 1000 Growth Index       -3.70%   8.81%  10.84%   19.23%

* From 2/27/04, the A Class's inception date. Not annualized. Capital Growth A
Class's initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

PORTFOLIO COMMENTARY
Capital Growth

Portfolio Managers: Greg Woodhams and Prescott LeGard

PERFORMANCE SUMMARY

Capital Growth returned 21.40%* during the 12 months ended October 31, 2007.
That compares with the 19.23% return of its benchmark, the Russell 1000 Growth
Index.

Looking at the portfolio's absolute return, performance was driven by holdings in information technology, health care, and industrials; utilities and telecommunication services contributed the least. In terms of Capital Growth's performance relative to the Russell 1000 Growth Index, outperformance was driven by stock selection among health care stocks; consumer staples shares were the leading detractors.

HEALTH CARE LED RELATIVE CONTRIBUTORS

In health care, stock selection among pharmaceutical names was the leading source of outperformance. Schering-Plough, the portfolio's largest overweight position during the period, was helped by market share gains and category growth for its cholesterol franchise. In addition, it significantly helped relative results to avoid Johnson & Johnson, which suffered from challenges in some of its leading drug and medical device businesses.

Positioning in health care equipment & supplies firms was another source of relative strength. The leading contributor to return in this space was medical device maker Intuitive Surgical, benefiting from heavy demand for its new, less-invasive robotic surgery system. Overweight positions in Baxter
International, DENTSPLY International, Cytyc, and Idexx Laboratories also helped relative results.

IT A SOURCE OF STRENGTH

In the information technology sector, stock picks contributed most in the communication equipment industry behind an overweight position in Research in
Motion, maker of the Blackberry handheld device. Juniper Networks -- a maker of computer networking equipment benefiting from the surging demand for bandwidth required to move video and data over the Internet -- was another key contributor. That said, no stock helped relative results more than Apple, which continued to enjoy margin expansion and revenue growth thanks to new product launches and a redesign of existing products.

OTHER KEY CONTRIBUTORS

Stock selection drove outperformance among consumer discretionary names, though it also helped to have an underweight position in this lagging sector.
The leading contributor in this space was specialty retailer GameStop, which sells video game

Top Ten Holdings as of October 31, 2007
                                  % of net       % of net
                                assets as of   assets as of
                                  10/31/07        4/30/07
Apple Inc.                          4.1%           2.7%
Cisco Systems Inc.                  4.0%           3.2%
Microsoft Corporation               3.7%           0.7%
PepsiCo, Inc.                       3.6%           2.0%
Procter & Gamble Co. (The)          3.1%           1.8%
Google Inc. Cl A                    3.1%           1.8%
Coca-Cola Company (The)             2.6%            --
Becton, Dickinson & Co.             2.3%           1.4%
Janus Capital Group Inc.            2.2%            --
XTO Energy Inc.                     2.1%           1.4%

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown.

------
12

Capital Growth

products and entertainment software for computers. The company is seeing revenues, same-store sales, and other metrics improve as a result of several new hardware and software gaming product cycles. Positioning in the multiline retail, media, auto components, and specialty retail industry segments also helped relative performance.

Industrial shares were another key source of strength, as stock selection contributed to relative results across a number of industries, including electrical equipment and machinery. An overweight position in agricultural equipment maker AGCO was a notable contributor for the year. The company continues to benefit from exposure to growing agriculture markets globally. In energy, Cameron International was a key contributor, benefiting from spending on exploration with oil supplies tight and prices at record highs.

STAPLES LED DETRACTORS

At the other end of the spectrum, consumer staples shares limited the portfolio's performance compared with the benchmark. Food products names detracted most from performance behind overweight positions in Campbell Soup and ConAgra Foods. These shares underperformed because of higher costs associated with growth initiatives and rising input costs. Stock selection also detracted in food and staples retailing, where Wal-Mart was the leading detractor. Though the company continued to turn around its business, the difficult environment for consumers in the U.S. slowed progress.

STARTING POINT FOR NEXT REPORTING PERIOD

We work to keep the portfolio fully invested in large companies exhibiting sustainable improvement in their businesses. It is our belief that owning such companies will generate outperformance over time versus the Russell 1000
Growth Index and the other funds in our large-growth peer group. Our sector and industry selection as well as capitalization range decisions are primarily a result of identifying what we believe to be superior individual securities.
As of October 31, 2007, the top sector overweights were in consumer staples, telecommunication services, and information technology. The most notable sector underweights were in consumer discretionary, industrials, and utilities shares.

Top Five Industries as of October 31, 2007
                                        % of net       % of net
                                      assets as of   assets as of
                                        10/31/07        4/30/07
Health Care Equipment & Supplies          8.8%           5.5%
Software                                  8.0%           3.0%
Communications Equipment                  7.1%           5.5%
Oil, Gas & Consumable Fuels               7.1%           3.2%
Beverages                                 6.2%           2.9%

Types of Investments in Portfolio
                                        % of net       % of net
                                      assets as of   assets as of
                                        10/31/07        4/30/07
Domestic Common Stocks                    95.2%          93.2%
Foreign Common Stocks(1)                  4.3%           6.0%
TOTAL COMMON STOCKS                       99.5%          99.2%
Other Assets and Liabilities(2)           0.5%           0.8%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
13

SCHEDULE OF INVESTMENTS
Capital Growth

OCTOBER 31, 2007

Shares                                                                       Value

Common Stocks -- 99.5%

AEROSPACE & DEFENSE -- 3.1%
          1,130  Honeywell International Inc.                             $ 68,263
          1,512  United Technologies Corp.                                 115,804
                                                                        ----------
                                                                           184,067
                                                                        ----------
AUTO COMPONENTS -- 2.0%
          1,138  BorgWarner, Inc.                                          120,298
                                                                        ----------
BEVERAGES -- 6.2%
          2,498  Coca-Cola Company (The)                                   154,276
          2,876  PepsiCo, Inc.                                             212,019
                                                                        ----------
                                                                           366,295
                                                                        ----------
CAPITAL MARKETS -- 5.7%
          3,744  Janus Capital Group Inc.                                  129,206
          1,564  Northern Trust Corp.                                      117,628
          3,885  Schwab (Charles) Corp.                                     90,287
                                                                        ----------
                                                                           337,121
                                                                        ----------
CHEMICALS -- 1.5%
            927  Monsanto Co.                                               90,503
                                                                        ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.5%
            736  Waste Management, Inc.                                     26,783
                                                                        ----------
COMMUNICATIONS EQUIPMENT -- 7.1%
          1,988  ADC Telecommunications, Inc.(1)                            37,176
          7,127  Cisco Systems Inc.(1)                                     235,619
          1,165  Juniper Networks, Inc.(1)                                  41,940
          1,176  QUALCOMM Inc.                                              50,250
            453  Research In Motion Ltd.(1)                                 56,403
                                                                        ----------
                                                                           421,388
                                                                        ----------
COMPUTERS & PERIPHERALS -- 5.7%
          1,271  Apple Inc.(1)                                             241,426
          3,108  Dell Inc.(1)                                               95,105
                                                                        ----------
                                                                           336,531
                                                                        ----------
DIVERSIFIED -- 0.6%
            578  iShares Russell 1000 Growth Index Fund                     36,819
                                                                        ----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.3%
          1,867  AT&T Inc.                                                  78,022
                                                                        ----------
ELECTRICAL EQUIPMENT -- 3.8%
          1,178  Cooper Industries, Ltd. Cl A                               61,715
          2,155  Emerson Electric Co.                                      112,642
            759  Roper Industries Inc.(2)                                   53,745
                                                                        ----------
                                                                           228,102
                                                                        ----------

Shares                                                                       Value

ENERGY EQUIPMENT & SERVICES -- 1.7%
            347  Cameron International Corp.(1)                           $ 33,784
          4,236  Grey Wolf Inc.(1)                                          23,849
            422  Schlumberger Ltd.                                          40,752
                                                                        ----------
                                                                            98,385
                                                                        ----------
FOOD & STAPLES RETAILING -- 1.2%
          1,615  Wal-Mart Stores, Inc.                                      73,014
                                                                        ----------
FOOD PRODUCTS -- 2.0%
          1,978  Wm. Wrigley Jr. Co.                                       121,983
                                                                        ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 8.8%
            659  Alcon, Inc.                                               100,306
          1,893  Baxter International Inc.                                 113,599
          1,645  Becton, Dickinson & Co.                                   137,292
          1,192  DENTSPLY International Inc.                                49,444
            142  Idexx Laboratories, Inc.(1)                                17,293
            227  Intuitive Surgical Inc.(1)                                 74,199
            665  Mentor Corp.(2)                                            28,309
                                                                        ----------
                                                                           520,442
                                                                        ----------
HEALTH CARE PROVIDERS & SERVICES -- 1.1%
          1,204  Patterson Companies, Inc.(1)                               47,088
            412  VCA Antech Inc.(1)                                         18,973
                                                                        ----------
                                                                            66,061
                                                                        ----------
HOUSEHOLD PRODUCTS -- 3.1%
          2,668  Procter & Gamble Co. (The)                                185,479
                                                                        ----------
INDUSTRIAL CONGLOMERATES -- 1.6%
          2,298  General Electric Co.                                       94,586
                                                                        ----------
INSURANCE -- 1.0%
          1,096  Chubb Corp.                                                58,472
                                                                        ----------
INTERNET & CATALOG RETAIL -- 1.9%
            801  Amazon.com, Inc.(1)                                        71,409
            456  Priceline.com Inc.(1)(2)                                   42,454
                                                                        ----------
                                                                           113,863
                                                                        ----------
INTERNET SOFTWARE & SERVICES -- 4.1%
          1,637  eBay Inc.(1)                                               59,096
            257  Google Inc. Cl A(1)                                       181,699
                                                                        ----------
                                                                           240,795
                                                                        ----------
IT SERVICES -- 1.2%
            844  DST Systems, Inc.(1)                                       71,495
                                                                        ----------
LIFE SCIENCES TOOLS & SERVICES -- 2.3%
            502  Illumina, Inc.(1)                                          28,187
          1,891  Thermo Fisher Scientific Inc.(1)                          111,210
                                                                        ----------
                                                                           139,397
                                                                        ----------

------
14

Capital Growth

Shares                                                                       Value

MACHINERY -- 2.2%
          1,123  Eaton Corp.                                             $ 103,968
            295  Valmont Industries, Inc.                                   28,237
                                                                        ----------
                                                                           132,205
                                                                        ----------
MEDIA -- 1.3%
          1,957  Viacom Inc. Cl B(1)                                        80,805
                                                                        ----------
METALS & MINING -- 0.8%
            391  Freeport-McMoRan Copper & Gold, Inc.                       46,013
                                                                        ----------
OIL, GAS & CONSUMABLE FUELS -- 7.1%
          1,119  Apache Corp.                                              116,163
          1,118  Devon Energy Corporation                                  104,421
            777  Exxon Mobil Corp.                                          71,476
          1,918  XTO Energy Inc.                                           127,318
                                                                        ----------
                                                                           419,378
                                                                        ----------
PHARMACEUTICALS -- 3.5%
          1,162  Allergan, Inc.                                             78,528
            445  Novo Nordisk AS B Shares ORD                               55,490
          2,371  Schering-Plough Corp.                                      72,363
                                                                        ----------
                                                                           206,381
                                                                        ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.4%
          1,917  Broadcom Corp. Cl A(1)                                     62,398
          2,177  Intersil Corp. Cl A                                        66,051
            546  MEMC Electronic Materials Inc.(1)                          39,978
          3,486  PMC-Sierra, Inc.(1)                                        31,409
                                                                        ----------
                                                                           199,836
                                                                        ----------
SOFTWARE -- 8.0%
          1,010  Electronic Arts Inc.(1)                                    61,731
          5,979  Microsoft Corporation                                     220,088
          5,606  Oracle Corp.(1)                                           124,285
            556  VMware, Inc. Cl A(1)(2)                                    69,405
                                                                        ----------
                                                                           475,509
                                                                        ----------

Shares                                                                       Value

SPECIALTY RETAIL -- 4.6%
          1,832  GameStop Corp. Cl A(1)                                  $ 108,491
          2,144  Home Depot, Inc. (The)                                     67,557
          3,387  TJX Companies, Inc. (The)                                  97,986
                                                                        ----------
                                                                           274,034
                                                                        ----------
WIRELESS TELECOMMUNICATION SERVICES -- 1.1%
          1,510  American Tower Corp. Cl A(1)                               66,712
                                                                        ----------
TOTAL COMMON STOCKS
(Cost $4,934,693)                                                        5,910,774
                                                                        ----------

Temporary Cash Investments -- Securities Lending Collateral(3) -- 2.4%

Repurchase Agreement, Deutsche Bank AG, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 4.82%, dated 10/31/07, due 11/1/07 (Delivery value
$39,918)                                                                    39,913

Repurchase Agreement, Lehman Brothers, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.89%, dated 10/31/07, due 11/1/07 (Delivery
value $100,014)                                                            100,000
                                                                        ----------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $139,913)                                                            139,913
                                                                        ----------
TOTAL INVESTMENT SECURITIES -- 101.9%
(Cost $5,074,606)                                                        6,050,687
                                                                        ----------
OTHER ASSETS AND LIABILITIES -- (1.9)%                                   (111,219)
                                                                        ----------
TOTAL NET ASSETS -- 100.0%                                              $5,939,468
                                                                        ==========

------
15

Capital Growth

Forward Foreign Currency Exchange Contracts

    Contracts to Sell      Settlement Date    Value    Unrealized Gain (Loss)

    143,128  DKK for USD       11/30/07      $27,863           $(202)
                                             =======           =======

(Value on Settlement Date $27,661)

Notes to Schedule of Investments

DKK = Danish Krone

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of October 31, 2007.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of October 31, 2007, securities with an aggregate value of $55,490, which represented 0.9% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
16

PERFORMANCE
Focused Growth

Total Returns as of October 31, 2007
                                           Average Annual Returns
                                                    Since           Inception
                                  1 year          Inception            Date

INVESTOR CLASS                    15.78%           11.28%            2/28/05

BLENDED INDEX                     16.88%           12.25%               --

RUSSELL 1000 GROWTH INDEX(1)      19.23%           12.51%               --

S&P 500 INDEX(1)                  14.56%           11.97%               --

Institutional Class                 --            2.70%(2)           9/28/07

A Class
 No sales charge*                   --            2.62%(2)
 With sales charge*                 --            -3.29%(2)          9/28/07

B Class
 No sales charge*                   --            2.54%(2)
 With sales charge*                 --            -2.46%(2)          9/28/07

C Class
 No sales charge*                   --            2.54%(2)
 With sales charge*                 --            1.54%(2)           9/28/07

R Class                             --            2.62%(2)           9/28/07

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. -- A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund is considered nondiversified and has the potential for wide performance swings, both up and down. The fund's investment approach may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
17

Focused Growth

Growth of $10,000 Over Life of Class

$10,000 investment made February 28, 2005

One-Year Returns Over Life of Class
Periods ended October 31
                               2005*    2006    2007

Investor Class                 5.30%   9.13%   15.78%

Blended index                  2.53%   13.57%  16.88%

Russell 1000 Growth Index      3.62%   10.84%  19.23%

S&P 500 Index                  1.44%   16.34%  14.56%

*From 2/28/05, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund is considered nondiversified and has the potential for wide performance swings, both up and down. The fund's investment approach may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
18

PORTFOLIO COMMENTARY
Focused Growth

Portfolio Managers: Greg Woodhams and Joe Reiland

PERFORMANCE SUMMARY

Focused Growth returned 15.78%* during the 12 months ended October 31, 2007.
That compares with the 16.88% return of its blended benchmark. The blended index's return reflects the performance of its equally weighted components, the Russell 1000 Growth Index and the S&P 500 Index, which gained 19.23% and
14.56%, respectively.

Looking at the portfolio's absolute return, the portfolio's solid performance was driven by holdings in a number of sectors, led by health care; consumer staples shares were the only sector to detract from return. In terms of
Focused Growth's performance relative to the benchmark, positioning in information technology limited performance, while consumer discretionary holdings were some of the leading contributors.

LEADING DETRACTORS

While the information technology sector on balance was a net contributor to performance, it was also home to some leading detractors. Among these were semiconductor text equipment maker Teradyne and computer storage device maker
Network Appliance. Teradyne reported growth and revenue figures below expectations on a slowdown in new orders from chip makers. Network Appliance actually reported good results in recent quarters, but warned that slower spending on computer memory gear would limit profits going forward.

While a number of Focused Growth's leading contributors were in the healthcare sector, this segment was also home to several of the portfolio's largest detractors. The top relative and absolute detractor from portfolio results was
Amgen, which received disappointing news on a drug in clinical trials and saw prescriptions for another drug line slow. Another top-10 detractor was
Cephalon, which had some of its prominent drug lines face safety concerns and additional FDA oversight.

Consumer staples shares also limited the portfolio's performance, as food products names detracted most. Two detractors in this space were overweight positions in Campbell Soup and ConAgra Foods. These shares underperformed because of higher costs associated with growth initiatives and rising input costs. Stock selection also detracted in food and staples retailing, where
Wal-Mart was the leading detractor. Though the company continued to turn around its business, the difficult environment for consumers in the U.S.
slowed progress.

Top Ten Holdings as of October 31, 2007
                                 % of net       % of net
                               assets as of   assets as of
                                 10/31/07        4/30/07
Apache Corp.                       4.3%           4.1%
XTO Energy Inc.                    4.0%            --
Baxter International Inc.          3.9%            --
Oracle Corp.                       3.8%            --
Becton, Dickinson & Co.            3.8%           4.3%
Northern Trust Corp.               3.7%            --
United Technologies Corp.          3.7%            --
Emerson Electric Co.               3.7%            --
Apple Inc.                         3.6%           3.3%
Viacom Inc. Cl B                   3.6%           3.0%

*All fund returns referenced in this commentary are for Investor Class shares.

------
19

Focused Growth

LEADING CONTRIBUTORS

Holdings in the consumer discretionary sector were a key source of strength, where textiles & apparel firm Polo Ralph Lauren was again a leading contributor. These shares continued to hit new highs as the company enjoyed better-than-expected earnings and margins on strong performance by its Lauren and Chaps clothing lines. Another key contributor among consumer discretionary shares was fast food chain Wendy's International, whose shares spiked when the management team essentially put the company up for sale. We sold our stake into this strength.

Some of the leading contributors to return resided in the health care sector, which was home to medical device maker Intuitive Surgical. This was the top contributor to performance for the year, benefiting from heavy demand for its new, less-invasive robotic surgery system.

In addition, the portfolio benefited from our stock selection among pharmaceutical names. Schering-Plough, the portfolio's largest position during the period, was helped by market share gains and category growth for its cholesterol franchise. It also significantly helped relative results to avoid
Johnson & Johnson, which suffered from challenges in some of its leading drug and medical device businesses.

STARTING POINT FOR NEXT REPORTING PERIOD

Our investment process focuses on companies we think are able to sustain accelerating growth in their fundamentals. We believe this approach will lead to the businesses that are the keys to generating solid returns over time.
That said, shareholders should understand that Focused Growth is a nondiversified fund, meaning its holdings are typically limited to a core group of approximately 25-45 stocks. Stocks advancing in this concentrated portfolio, where a single holding may account for more than 5% of assets, will have a positive impact on performance. However, investors need to be prepared for the other side of the coin: if a large position stumbles, the effect is magnified.

Top Five Industries as of October 31, 2007
                                        % of net       % of net
                                      assets as of   assets as of
                                        10/31/07        4/30/07
Health Care Equipment & Supplies          14.2%          8.4%
Oil, Gas & Consumable Fuels               10.9%          4.1%
Electrical Equipment                      8.8%           0.6%
Communications Equipment                  6.7%           0.3%
Capital Markets                           5.8%           5.1%

Types of Investments in Portfolio
                                        % of net       % of net
                                      assets as of   assets as of
                                        10/31/07        4/30/07
Domestic Common Stocks                    94.0%          91.7%
Foreign Common Stocks(1)                  4.1%           6.2%
TOTAL COMMON STOCKS                       98.1%          97.9%
Temporary Cash Investments                0.7%           1.5%
Other Assets and Liabilities(2)           1.2%           0.6%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
20

SCHEDULE OF INVESTMENTS
Focused Growth

OCTOBER 31, 2007

Shares                                                                       Value

Common Stocks -- 98.1%

AEROSPACE & DEFENSE -- 4.8%
           2,521  Honeywell International Inc.                           $ 152,294
           6,534  United Technologies Corp.                                500,439
                                                                       -----------
                                                                           652,733
                                                                       -----------
AUTO COMPONENTS -- 3.5%
           4,470  BorgWarner, Inc.                                         472,524
                                                                       -----------
BEVERAGES -- 2.2%
           4,103  PepsiCo, Inc.                                            302,473
                                                                       -----------
CAPITAL MARKETS -- 5.8%
             802  Janus Capital Group Inc.                                  27,677
           6,684  Northern Trust Corp.                                     502,703
          10,740  Schwab (Charles) Corp.                                   249,598
                                                                       -----------
                                                                           779,978
                                                                       -----------
COMMERCIAL SERVICES & SUPPLIES -- 0.5%
           1,722  Waste Management, Inc.                                    62,664
                                                                       -----------
COMMUNICATIONS EQUIPMENT -- 6.7%
           4,512  ADC Telecommunications, Inc.(1)                           84,374
          12,669  Cisco Systems Inc.(1)                                    418,837
           6,234  Juniper Networks, Inc.(1)                                224,424
           2,278  QUALCOMM Inc.                                             97,339
             723  Research In Motion Ltd.(1)                                90,021
                                                                       -----------
                                                                           914,995
                                                                       -----------
COMPUTERS & PERIPHERALS -- 4.4%
           2,600  Apple Inc.(1)                                            493,870
           3,270  Dell Inc.(1)                                             100,062
                                                                       -----------
                                                                           593,932
                                                                       -----------
ELECTRICAL EQUIPMENT -- 8.8%
           9,128  Cooper Industries, Ltd. Cl A                             478,216
           9,512  Emerson Electric Co.                                     497,192
           3,050  Roper Industries Inc.(2)                                 215,971
                                                                       -----------
                                                                         1,191,379
                                                                       -----------
ENERGY EQUIPMENT & SERVICES -- 3.4%
           2,069  Cameron International Corp.(1)                           201,438
          45,370  Grey Wolf Inc.(1)                                        255,433
                                                                       -----------
                                                                           456,871
                                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 14.2%
           1,660  Alcon, Inc.                                              252,669
           8,726  Baxter International Inc.                                523,648
           6,161  Becton, Dickinson & Co.                                  514,197

Shares                                                                       Value

          10,519  DENTSPLY International Inc.                            $ 436,328
             588  Intuitive Surgical Inc.(1)                               192,200
                                                                       -----------
                                                                         1,919,042
                                                                       -----------
HEALTH CARE PROVIDERS & SERVICES -- 1.8%
           6,320  Patterson Companies, Inc.(1)                             247,175
                                                                       -----------
HOUSEHOLD PRODUCTS -- 0.8%
           1,575  Procter & Gamble Co. (The)                               109,494
                                                                       -----------
INTERNET & CATALOG RETAIL -- 0.4%
             579  Priceline.com Inc.(1)                                     53,905
                                                                       -----------
INTERNET SOFTWARE & SERVICES -- 3.0%
          11,245  eBay Inc.(1)                                             405,945
                                                                       -----------
IT SERVICES -- 3.1%
           4,933  DST Systems, Inc.(1)                                     417,874
                                                                       -----------
LIFE SCIENCES TOOLS & SERVICES -- 2.3%
           5,230  Thermo Fisher Scientific Inc.(1)                         307,576
                                                                       -----------
MACHINERY -- 3.4%
           4,971  Eaton Corp.                                              460,215
                                                                       -----------
MEDIA -- 3.6%
          11,939  Viacom Inc. Cl B(1)                                      492,961
                                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 10.9%
           5,621  Apache Corp.                                             583,516
           3,705  Devon Energy Corporation                                 346,047
           8,186  XTO Energy Inc.                                          543,387
                                                                       -----------
                                                                         1,472,950
                                                                       -----------
PHARMACEUTICALS -- 5.1%
           1,747  Novo Nordisk AS B Shares ORD                             217,847
          15,719  Schering-Plough Corp.                                    479,743
                                                                       -----------
                                                                           697,590
                                                                       -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.0%
           4,536  Intersil Corp. Cl A                                      137,622
                                                                       -----------
SOFTWARE -- 3.8%
          23,355  Oracle Corp.(1)                                          517,780
                                                                       -----------
SPECIALTY RETAIL -- 3.2%
           2,693  GameStop Corp. Cl A(1)                                   159,479
           9,715  TJX Companies, Inc. (The)                                281,055
                                                                       -----------
                                                                           440,534
                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES -- 1.4%
           4,273  American Tower Corp. Cl A(1)                             188,781
                                                                       -----------
TOTAL COMMON STOCKS
(Cost $11,699,151)                                                      13,296,993
                                                                       -----------

------
21

Focused Growth

Shares                                                                       Value

Temporary Cash Investments -- 0.7%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 7.125%-7.625%,
2/15/23-2/15/25, valued at $101,824), in a joint trading account at
4.50%, dated 10/31/07, due 11/1/07 (Delivery value $100,013) (Cost
$100,000)                                                                $ 100,000
                                                                       -----------

Temporary Cash Investments -- Securities Lending Collateral(3) -- 1.6%

Repurchase Agreement, Deutsche Bank AG, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 4.82%, dated 10/31/07, due 11/1/07 (Delivery value
$113,515)                                                                  113,500

Shares                                                                       Value

Repurchase Agreement, Lehman Brothers, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.89%, dated 10/31/07, due 11/1/07 (Delivery
value $100,014)                                                          $ 100,000
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $213,500)                                                            213,500
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 100.4%
(Cost $12,012,651)                                                      13,610,493
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (0.4)%                                    (51,050)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $13,559,443
                                                                       ===========

Forward Foreign Currency Exchange Contracts

    Contracts to Sell      Settlement Date     Value    Unrealized Gain (Loss)

    647,787  DKK for USD       11/30/07      $126,106           $(915)
                                             ========          ========

(Value on Settlement Date $125,191)

Notes to Schedule of Investments

DKK = Danish Krone

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of October 31, 2007.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of October 31, 2007, securities with an aggregate value of $217,847, which represented 1.6% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
22

PERFORMANCE
Fundamental Equity

Total Returns as of October 31, 2007
                                  Average Annual Returns
                                          Since            Inception
                         1 year         Inception            Date

A CLASS
 No sales charge*        23.88%           18.51%
 With sales charge*      16.79%           16.13%           11/30/04

S&P 500 INDEX(1)         14.56%           12.03%              --

Investor Class           24.18%           20.26%            7/29/05

Institutional Class      24.43%           20.48%            7/29/05

B Class
 No sales charge*        23.01%           17.60%
 With sales charge*      19.01%           16.84%           11/30/04

C Class                  22.99%           17.62%           11/30/04

R Class                  23.60%           19.66%            7/29/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. -- A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Fund performance to date was affected by investments in initial public offerings (IPOs), non-U.S. stocks, and small- and mid-cap stocks. IPOs and smaller stocks may have less impact on the fund's performance as its assets grow. Performance over a longer period of time is more meaningful than short-term performance. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
23

Fundamental Equity

Growth of $10,000 Over Life of Class

$10,000 investment made November 30, 2004

One-Year Returns Over Life of Class
Periods ended October 31
                                2005*    2006    2007

A Class (no sales charge)      10.30%   20.12%  23.88%

S&P 500 Index                   4.49%   16.34%  14.56%

* From 11/30/04, the A Class's inception date. Not annualized. Fundamental
Equity A Class's initial investment is $9,425 to reflect the maximum 5.75%
initial sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Fund performance to date was affected by investments in initial public offerings (IPOs), non-U.S. stocks, and small- and mid-cap stocks. IPOs and smaller stocks may have less impact on the fund's performance as its assets grow. Performance over a longer period of time is more meaningful than short-term performance. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
24

PORTFOLIO COMMENTARY
Fundamental Equity

Portfolio Managers: Jerry Sullivan and Rob Brookby

PERFORMANCE SUMMARY

Fundamental Equity advanced 23.88%* during the 12 months ended October 31,
2007. Its benchmark, the S&P 500 Index, returned 14.56% over the same time frame.

As discussed in the Market Perspective on page 2, better-than-expected corporate earnings growth, robust merger activity, and a change in Federal
Reserve (Fed) rate policy contributed to sound stock index gains for the period. Markets faced extreme volatility in the final months of the period, though, as mounting troubles among subprime mortgage lenders led to a credit crisis, and rising energy costs sparked fears of inflation. In this environment, large- and mid-cap stocks generally outpaced their small-cap counterparts, and growth-oriented shares outperformed value stocks.

STOCK SELECTION DROVE PORTFOLIO PERFORMANCE

Effective security selection accounted for the bulk of Fundamental Equity's excess returns compared with the benchmark during the reporting period. In particular, individual holdings within the information technology, consumer discretionary, and industrials sectors contributed significantly to absolute and relative performance. Holdings in the energy and consumer staples groups also benefited results.

Although we further aided relative returns by maintaining a slight underweight position in the financials sector (which was dragged down by problems associated with the subprime mortgage market), that advantage was offset by the poor performance of stock picks within the sector.

During the reporting period, initial public offerings (IPOs) accounted for a significant portion of Fundamental Equity's excess returns. Although several of these positions detracted slightly from portfolio gains, the group collectively contributed to absolute and relative performance.

We also allocated a portion of Fundamental Equity's assets to holdings of companies outside of the United States. The portfolio benefited from this allocation, as international stocks generated higher returns than the domestic market, boosted by improving global economic conditions and a declining U.S.
dollar.

TECHNOLOGY PICKS LED GAINS

Several of the portfolio's top individual performers were technology stocks.
Within the technology sector, software maker Nintendo was the largest single contributor to portfolio performance. Strong demand for the company's Wii interactive game system continued to outstrip supply, helping Nintendo's share price jump 212% during the reporting period.

Top Ten Holdings as of October 31, 2007
                                             % of net       % of net
                                           assets as of   assets as of
                                             10/31/07        4/30/07
General Electric Co.                           3.5%           3.7%
PowerShares QQQ Trust                          3.0%           0.9%
Chevron Corp.                                  2.7%           2.5%
Bank of America Corp.                          2.6%           2.3%
AT&T Inc.                                      2.2%            --
Cisco Systems Inc.                             2.2%           1.7%
Wachovia Corp.                                 2.1%            --
International Business Machines Corp.          2.0%           2.0%
Exxon Mobil Corp.                              1.9%           2.1%
Honeywell International Inc.                   1.9%           1.8%

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown.

------
25

Fundamental Equity

Overweight holding Avnet also contributed meaningfully to Fundamental Equity's relative gains. The distributor of electronic components saw its share price surge 76% for the period, due largely to increased demand in the industry.

Within the IT services industry, the portfolio benefited from both an industry overweight and an overweight stake in Ceridian, which provides technological support for human resources outsourcing functions. Ceridian's share price jumped 52% during the period.

AEROSPACE AND DEFENSE SOARED

An overweight position and stock selection within the aerospace and defense industry added a significant contribution to performance results as the group continued to benefit from a replacement cycle and expanding orders in global aviation. In particular, overweight holding Honeywell International contributed to relative gains as the aerospace giant's share price climbed 46%.

ENERGY, CONSUMER STAPLES CONTRIBUTED TO GAINS

Stock selection within the energy sector also accounted for a portion of
Fundamental Equity's relative strength. Within the energy sector, the portfolio derived its relative gains from the oil, gas and consumable fuels industry, where it held an overweight position in Chevron. Chevron continued
to benefit from rising oil prices during the period.

Within the consumer staples sector, effective stock selection in the food and staples retailing group aided relative performance. Here, we held overweight positions in strong performers while sidestepping laggards. Notably, overweight positions in grocery chains Supervalu and Kroger both contributed to performance results.

STARTING POINT FOR NEXT REPORTING PERIOD

Fundamental Equity seeks large, established companies that we believe are attractively valued relative to their prospects for earnings growth and income production. Our focus on bellwether large-cap stocks should put the portfolio in position for solid returns for the foreseeable future if the market's shift toward large-cap stocks continues. In particular, our investment process has successfully guided us to attractive companies in the aerospace and technology areas, which we believe should benefit from long-term trends. We will also continue to look for investment opportunities outside the large company arena, including IPOs.

Top Five Industries* as of October 31, 2007
                                                 % of net            % of net
                                               assets as of        assets as of
                                                 10/31/07            4/30/07
Oil, Gas & Consumable Fuels                        8.2%                8.2%
Aerospace & Defense                                6.2%                5.6%
Diversified Financial Services                     5.8%                6.9%
Industrial Conglomerates                           4.3%                4.9%
Insurance                                          4.0%                6.9%

* Excludes securities in the Diversified category. These securities represent investments in diversified pools of underlying securities in multiple industry categories.

Types of Investments in Portfolio
                                                 % of net            % of net
                                               assets as of        assets as of
                                                 10/31/07            4/30/07
Domestic Common Stocks                            91.1%               89.6%
Foreign Common Stocks(1)                           7.0%                8.9%
Convertible Preferred Stocks                        --                 0.4%
TOTAL EQUITY EXPOSURE                             98.1%               98.9%
Temporary Cash Investments                         1.8%                2.5%
Other Assets and Liabilities(2)                    0.1%               (1.4)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
26

SCHEDULE OF INVESTMENTS
Fundamental Equity

OCTOBER 31, 2007

Shares                                                                       Value

Common Stocks -- 98.1%

AEROSPACE & DEFENSE -- 6.2%
           49,000  General Dynamics Corp.                              $ 4,457,040
          102,000  Honeywell International Inc.                          6,161,820
           32,600  Lockheed Martin Corp.                                 3,587,304
           42,104  Raytheon Company                                      2,678,235
           46,559  United Technologies Corp.                             3,565,954
                                                                      ------------
                                                                        20,450,353
                                                                      ------------
AIRLINES -- 0.4%
           93,000  Southwest Airlines Co.                                1,321,530
                                                                      ------------
AUTO COMPONENTS -- 1.6%
           80,500  Johnson Controls, Inc.                                3,519,460
           56,000  Tenneco Automotive Inc.(1)                            1,714,160
                                                                      ------------
                                                                         5,233,620
                                                                      ------------
BEVERAGES -- 2.0%
           36,427  Anheuser-Busch Companies, Inc.                        1,867,977
           66,000  PepsiCo, Inc.                                         4,865,520
                                                                      ------------
                                                                         6,733,497
                                                                      ------------
BIOTECHNOLOGY -- 0.7%
           12,649  Biotech HOLDRs(SM) Trust                              2,294,529
                                                                      ------------
CAPITAL MARKETS -- 3.0%
           17,000  Deutsche Bank AG ORD                                  2,277,822
           14,492  Goldman Sachs Group, Inc. (The)                       3,592,857
           59,163  Merrill Lynch & Co., Inc.                             3,905,941
                                                                      ------------
                                                                         9,776,620
                                                                      ------------
CHEMICALS -- 2.1%
           56,479  du Pont (E.I.) de Nemours & Co.                       2,796,275
           19,700  Monsanto Co.                                          1,923,311
           29,800  PPG Industries, Inc.                                  2,227,252
                                                                      ------------
                                                                         6,946,838
                                                                      ------------
COMMERCIAL BANKS -- 2.4%
           37,500  Marshall & Ilsley Corp.(1)                            1,293,750
          148,398  Wachovia Corp.                                        6,786,241
                                                                      ------------
                                                                         8,079,991
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.7%
           65,462  Republic Services, Inc.                               2,238,146
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 2.2%
          219,200  Cisco Systems Inc.(1)                                 7,246,752
                                                                      ------------
COMPUTERS & PERIPHERALS -- 2.6%
           21,750  Apple Inc.(1)                                         4,131,413
           89,000  Hewlett-Packard Co.                                   4,599,520
                                                                      ------------
                                                                         8,730,933
                                                                      ------------

Shares                                                                       Value

CONTAINERS & PACKAGING -- 0.6%
           73,978  Crown Holdings Inc.(1)                              $ 1,834,654
                                                                      ------------
DIVERSIFIED -- 4.3%
           68,300  iShares Russell 1000 Growth Index Fund                4,350,710
          180,000  PowerShares QQQ Trust(2)                              9,905,400
                                                                      ------------
                                                                        14,256,110
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 5.8%
          175,470  Bank of America Corp.                                 8,471,691
           70,000  Bovespa Holding SA ORD(1)                             1,328,323
          112,342  Citigroup Inc.                                        4,707,130
           80,182  JPMorgan Chase & Co.                                  3,768,554
           31,500  Metavante Technologies Inc.(1)                          819,000
                                                                      ------------
                                                                        19,094,698
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.4%
          176,000  AT&T Inc.                                             7,355,041
          360,000  China Communications Services Corp. Ltd. H
                   Shares ORD(1)                                           315,525
           16,476  Maxcom Telecomunicaciones, SAB de CV ADR(1)             286,023
                                                                      ------------
                                                                         7,956,589
                                                                      ------------
ELECTRIC UTILITIES -- 0.6%
           71,883  Pepco Holdings, Inc.                                  2,047,947
                                                                      ------------
ELECTRICAL EQUIPMENT -- 0.6%
           34,350  Belden Inc.(2)                                        2,001,575
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.6%
           48,000  Avnet, Inc.(1)                                        2,002,560
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 1.9%
           27,706  Schlumberger Ltd.                                     2,675,568
           12,200  Tenaris SA ADR                                          656,360
            7,700  Transocean Inc.(1)                                      919,149
           30,500  Weatherford International Ltd.(1)                     1,979,755
                                                                      ------------
                                                                         6,230,832
                                                                      ------------
FOOD & STAPLES RETAILING -- 2.5%
           82,000  CVS/Caremark Corp.                                    3,425,140
           67,136  Kroger Co. (The)                                      1,973,127
           60,462  Wal-Mart Stores, Inc.                                 2,733,487
                                                                      ------------
                                                                         8,131,754
                                                                      ------------

------
27

Fundamental Equity

Shares                                                                       Value

FOOD PRODUCTS -- 1.9%
           38,500  General Mills, Inc.                                 $ 2,222,605
           42,345  H.J. Heinz Co.                                        1,980,899
           39,728  Kellogg Co.                                           2,097,241
                                                                      ------------
                                                                         6,300,745
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.2%
           80,000  Baxter International Inc.                             4,800,800
        4,134,513  Golden Meditech Co. Ltd. ORD(2)                       1,964,245
           72,200  Steris Corp.                                          2,096,688
           22,300  Zimmer Holdings Inc.(1)                               1,549,627
                                                                      ------------
                                                                        10,411,360
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 2.7%
           42,961  Aetna Inc.                                            2,413,120
           22,500  Brookdale Senior Living Inc.(2)                         830,025
           13,000  Humana Inc.(1)                                          974,350
           35,994  McKesson Corp.                                        2,379,203
           46,326  UnitedHealth Group Inc.                               2,276,923
                                                                      ------------
                                                                         8,873,621
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 2.1%
           80,000  McDonald's Corporation                                4,776,000
           55,500  Yum! Brands, Inc.                                     2,234,985
                                                                      ------------
                                                                         7,010,985
                                                                      ------------
HOUSEHOLD PRODUCTS -- 1.3%
           27,000  Kimberly-Clark Corp.                                  1,914,030
           36,438  Procter & Gamble Co. (The)                            2,533,170
                                                                      ------------
                                                                         4,447,200
                                                                      ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.4%
           13,800  Constellation Energy Group Inc.                       1,306,860
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 4.3%
           31,691  3M Co.                                                2,736,835
          282,500  General Electric Co.                                 11,627,700
                                                                      ------------
                                                                        14,364,535
                                                                      ------------
INSURANCE -- 4.0%
           47,213  Ace, Ltd.                                             2,861,580
           24,726  Ambac Financial Group, Inc.                             910,659
           85,795  American International Group, Inc.                    5,415,380
              274  Berkshire Hathaway Inc. Cl B(1)                       1,209,436
          120,300  Unum Group                                            2,807,802
                                                                      ------------
                                                                        13,204,857
                                                                      ------------

Shares                                                                       Value

INTERNET SOFTWARE & SERVICES -- 2.2%
            7,093  Alibaba.com Ltd. ORD(1)                                 $12,355
            8,050  Google Inc. Cl A(1)                                   5,691,350
        1,000,000  NetDragon Websoft, Inc. ORD(1)                        1,700,546
                                                                      ------------
                                                                         7,404,251
                                                                      ------------
IT SERVICES -- 2.9%
           40,000  Accenture Ltd. Cl A                                   1,562,000
           32,250  Automatic Data Processing, Inc.                       1,598,310
           56,700  International Business Machines Corp.                 6,584,004
                                                                      ------------
                                                                         9,744,314
                                                                      ------------
LIFE SCIENCES TOOLS & SERVICES -- 1.3%
           71,400  Thermo Fisher Scientific Inc.(1)                      4,199,034
                                                                      ------------
MACHINERY -- 1.3%
           11,300  Caterpillar Inc.                                        843,093
           19,034  Eaton Corp.                                           1,762,168
           21,274  Parker-Hannifin Corp.                                 1,709,791
                                                                      ------------
                                                                         4,315,052
                                                                      ------------
MEDIA -- 2.3%
           31,861  CBS Corp. Cl B                                          914,411
           70,695  Comcast Corp. Cl A(1)                                 1,488,130
           92,439  Walt Disney Co. (The)                                 3,201,162
           24,511  WPP Group plc ADR                                     1,686,357
           24,199  WPP Group plc ORD                                       331,292
                                                                      ------------
                                                                         7,621,352
                                                                      ------------
METALS & MINING -- 0.7%
           34,223  Nucor Corp.                                           2,122,510
                                                                      ------------
MULTI-UTILITIES -- 1.3%
           44,000  Sempra Energy                                         2,706,440
           76,054  XCEL Energy Inc.                                      1,715,018
                                                                      ------------
                                                                         4,421,458
                                                                      ------------
MULTILINE RETAIL -- 0.9%
            9,330  Sears Holdings Corp.(1)(2)                            1,257,591
           27,000  Target Corp.                                          1,656,720
                                                                      ------------
                                                                         2,914,311
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 8.2%
           99,000  Chevron Corp.                                         9,059,489
           75,000  CVR Energy, Inc.(1)                                   1,710,000
           31,500  Devon Energy Corporation                              2,942,100
           67,252  Exxon Mobil Corp.                                     6,186,511
           70,000  Marathon Oil Corp.                                    4,139,100
           42,500  Occidental Petroleum Corp.                            2,934,625
                                                                      ------------
                                                                        26,971,825
                                                                      ------------

------
28

Fundamental Equity

Shares                                                                       Value

PHARMACEUTICALS -- 2.9%
           50,000  Abbott Laboratories                                 $ 2,731,000
           39,522  Eli Lilly and Company                                 2,140,116
           98,360  Pfizer Inc.                                           2,420,640
           44,000  Wyeth                                                 2,139,720
                                                                      ------------
                                                                         9,431,476
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
            9,369  DuPont Fabros Technology, Inc.(1)                       201,246
                                                                      ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.8%
        2,000,000  Soho China Ltd. ORD(1)                                2,575,334
                                                                      ------------
ROAD & RAIL -- 0.5%
           18,918  Burlington Northern Santa Fe Corp.                    1,648,704
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.2%
           88,500  Atmel Corp.(1)                                          432,765
          155,200  Intel Corp.                                           4,174,880
           21,000  Microchip Technology Inc.                               696,570
           36,000  NVIDIA Corp.(1)                                       1,273,680
           21,700  Texas Instruments Inc.                                  707,420
                                                                      ------------
                                                                         7,285,315
                                                                      ------------
SOFTWARE -- 2.9%
           80,000  Microsoft Corporation                                 2,944,800
            1,800  Nintendo Co., Ltd. ORD                                1,134,737
          253,000  Oracle Corp.(1)                                       5,609,010
                                                                      ------------
                                                                         9,688,547
                                                                      ------------
SPECIALTY RETAIL -- 1.9%
           41,636  Best Buy Co., Inc.                                    2,020,178
           14,300  GameStop Corp. Cl A(1)                                  846,846
           21,112  Sherwin-Williams Co.                                  1,349,479
           66,692  TJX Companies, Inc. (The)                             1,929,400
                                                                      ------------
                                                                         6,145,903
                                                                      ------------

Shares                                                                       Value

TEXTILES, APPAREL & LUXURY GOODS -- 1.0%
        4,000,000  Bosideng International Holdings Ltd. ORD(1)(2)      $ 1,713,449
           26,000  NIKE, Inc. Cl B                                       1,722,760
                                                                      ------------
                                                                         3,436,209
                                                                      ------------
TOBACCO -- 1.6%
           72,448  Altria Group Inc.                                     5,283,633
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $298,661,438)                                                    323,940,165
                                                                      ------------

Temporary Cash Investments -- 1.8%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 7.125%-7.625%,
2/15/23-2/15/25, valued at $6,211,268), in a joint trading account at 4.50%, dated 10/31/07, due 11/1/07 (Delivery value $6,100,763)
(Cost $6,100,000)                                                        6,100,000
                                                                      ------------

Temporary Cash Investments -- Securities Lending Collateral(3) -- 2.3%

Repurchase Agreement, Deutsche Bank AG, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 4.82%, dated 10/31/07, due 11/1/07 (Delivery value
$5,670,990)                                                              5,670,231

Repurchase Agreement, Lehman Brothers, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.89%, dated 10/31/07, due 11/1/07 (Delivery
value $2,000,272)                                                        2,000,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $7,670,231)                                                        7,670,231
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 102.2%
(Cost $312,431,669)                                                    337,710,396
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (2.2)%                                 (7,322,313)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $330,388,083
                                                                      ============

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29

Fundamental Equity

Forward Foreign Currency Exchange Contracts
                                                              Unrealized
     Contracts to Sell        Settlement Date      Value      Gain (Loss)

      743,070  Euro for USD       11/30/07       $1,077,036       $(5,644)

       79,070  GBP for USD        11/30/07          164,247        (1,356)

   62,325,000  JPY for USD        11/30/07          542,241          2,665
                                                 ----------     ----------
                                                 $1,783,524       $(4,335)
                                                 ==========     ==========

(Value on Settlement Date $1,779,189)

Notes to Schedule of Investments

ADR = American Depositary Receipt

GBP = British Pound

HOLDRs = Holding Company Depositary Receipts

JPY = Japanese Yen

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of October 31, 2007.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of October 31, 2007, securities with an aggregate value of $12,025,305, which represented 3.6% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

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30

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007
(except as noted).

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
31

                                                              Expenses
                                                                Paid
                                                               During
                              Beginning         Ending         Period*    Annualized
                            Account Value    Account Value    5/1/07 -      Expense
                               5/1/07          10/31/07       10/31/07      Ratio*
Select

ACTUAL
Investor Class                 $1,000          $1,156.90        $5.44        1.00%
Institutional Class            $1,000          $1,157.90        $4.35        0.80%
A Class                        $1,000          $1,155.70        $6.79        1.25%
B Class                        $1,000          $1,150.80       $10.84        2.00%
C Class                        $1,000          $1,151.00       $10.84        2.00%
R Class                        $1,000          $1,154.00        $8.14        1.50%

HYPOTHETICAL
Investor Class                 $1,000          $1,020.16        $5.09        1.00%
Institutional Class            $1,000          $1,021.17        $4.08        0.80%
A Class                        $1,000          $1,018.90        $6.36        1.25%
B Class                        $1,000          $1,015.12       $10.16        2.00%
C Class                        $1,000          $1,015.12       $10.16        2.00%
R Class                        $1,000          $1,017.64        $7.63        1.50%

Capital Growth

ACTUAL
Investor Class                 $1,000          $1,142.30        $5.45        1.01%
Institutional Class            $1,000          $1,144.20        $4.38        0.81%
A Class                        $1,000          $1,141.40        $6.80        1.26%
B Class                        $1,000          $1,136.50       $10.82        2.01%
C Class                        $1,000          $1,136.50       $10.82        2.01%
R Class                        $1,000          $1,139.50        $8.14        1.51%

HYPOTHETICAL
Investor Class                 $1,000          $1,020.11        $5.14        1.01%
Institutional Class            $1,000          $1,021.12        $4.13        0.81%
A Class                        $1,000          $1,018.85        $6.41        1.26%
B Class                        $1,000          $1,015.07       $10.21        2.01%
C Class                        $1,000          $1,015.07       $10.21        2.01%
R Class                        $1,000          $1,017.59        $7.68        1.51%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
32

                                                                Expenses
                                                                  Paid
                                                                 During
                                Beginning         Ending        Period(1)    Annualized
                              Account Value    Account Value    5/1/07 -      Expense
                                 5/1/07          10/31/07       10/31/07      Ratio(1)
Focused Growth

ACTUAL
Investor Class                   $1,000          $1,090.30        $5.27        1.00%
Institutional Class              $1,000        $1,027.00(2)     $0.73(3)       0.80%
A Class                          $1,000        $1,026.20(2)     $1.14(3)       1.25%
B Class                          $1,000        $1,025.40(2)     $1.83(3)       2.00%
C Class                          $1,000        $1,025.40(2)     $1.83(3)       2.00%
R Class                          $1,000        $1,026.20(2)     $1.37(3)       1.50%

HYPOTHETICAL
Investor Class                   $1,000          $1,020.16        $5.09        1.00%
Institutional Class              $1,000        $1,021.17(4)     $4.08(4)       0.80%
A Class                          $1,000        $1,018.90(4)     $6.36(4)       1.25%
B Class                          $1,000        $1,015.12(4)     $10.16(4)      2.00%
C Class                          $1,000        $1,015.12(4)     $10.16(4)      2.00%
R Class                          $1,000        $1,017.64(4)     $7.63(4)       1.50%

Fundamental Equity

ACTUAL
Investor Class                   $1,000          $1,084.40        $5.25        1.00%
Institutional Class              $1,000          $1,085.80        $4.21        0.80%
A Class                          $1,000          $1,083.00        $6.56        1.25%
B Class                          $1,000          $1,078.90       $10.48        2.00%
C Class                          $1,000          $1,079.60       $10.48        2.00%
R Class                          $1,000          $1,081.80        $7.87        1.50%

HYPOTHETICAL
Investor Class                   $1,000          $1,020.16        $5.09        1.00%
Institutional Class              $1,000          $1,021.17        $4.08        0.80%
A Class                          $1,000          $1,018.90        $6.36        1.25%
B Class                          $1,000          $1,015.12       $10.16        2.00%
C Class                          $1,000          $1,015.12       $10.16        2.00%
R Class                          $1,000          $1,017.64        $7.63        1.50%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) Ending account value based on actual return from September 28, 2007
(commencement of sale) through October 31, 2007.

(3) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 33, the number of days in the period from September 28, 2007
(commencement of sale) through October 31, 2007, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4) Ending account value and expenses paid during period assumes the class had been available throughout the entire fiscal half-year period and are calculated using the class's annualized expense ratio listed in the table above.

------
33

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2007
                                            Capital      Focused      Fundamental
                             Select         Growth        Growth        Equity
ASSETS

Investment securities
-- at value (cost of
$2,121,146,344,
$4,934,693,
$11,799,151 and
$304,761,438,
respectively) --
including $28,729,999,
$140,674, $215,971 and
$7,537,626 of
securities on loan,
respectively              $2,777,445,062   $5,910,774   $13,396,993   $330,040,165

Investments made with
cash collateral
received for
securities on loan, at
value (cost of
$28,860,696, $139,913,
$213,500 and
$7,670,231,
respectively)                 28,860,696      139,913       213,500      7,670,231
                          --------------   ----------   -----------   ------------
Total investment
securities, at value
(cost of
$2,150,007,040,
$5,074,606,
$12,012,651 and
$312,431,669,
respectively)              2,806,305,758    6,050,687    13,610,493    337,710,396

Cash                                  --       27,945        50,392      1,332,143

Cash collateral
received for
securities on loan                    --           --            --         27,500

Foreign currency
holdings, at value
(cost of $-, $-, $-
and $639,140,
respectively)                         --           --            --        639,140

Receivable for
investments sold              16,224,403      159,647       121,304      4,518,430

Receivable for forward
foreign currency
exchange contracts               103,796           --            --          2,665

Receivable for capital
shares sold                        1,230          200            --        175,601

Dividends and interest
receivable                     2,318,942        2,890         3,188        218,945
                          --------------   ----------   -----------   ------------
                           2,824,954,129    6,241,369    13,785,377    344,624,820
                          --------------   ----------   -----------   ------------

LIABILITIES

Disbursements in
excess of demand
deposit cash                     604,394           --            --             --

Payable for collateral
received for
securities on loan            28,860,696      139,913       213,500      7,697,731

Payable for
investments purchased            227,984      155,377            --      6,110,889

Payable for forward
foreign currency
exchange contracts               731,124          202           915          7,000

Payable for capital
shares redeemed               24,178,892           --            --         81,361

Accrued management fees        2,271,537        4,467        11,434        267,152

Distribution fees
payable                            4,492          950            52         17,502

Service fees (and
distribution fees -- A
Class and R Class)
payable                           10,198          992            33         55,102
                          --------------   ----------   -----------   ------------
                              56,889,317      301,901       225,934     14,236,737
                          --------------   ----------   -----------   ------------

NET ASSETS                $2,768,064,812   $5,939,468   $13,559,443   $330,388,083
                          ==============   ==========   ===========   ============

See Notes to Financial Statements.

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34

OCTOBER 31, 2007
                                            Capital      Focused      Fundamental
                             Select         Growth        Growth        Equity
NET ASSETS CONSIST OF:

Capital (par value and
paid-in surplus)          $1,920,032,310   $4,510,309   $10,424,905   $296,015,586

Undistributed net
investment income                489,688           --         1,393        915,406

Undistributed net
realized gain on
investment and foreign
currency transactions        191,866,403      453,238     1,536,218      8,196,572

Net unrealized
appreciation on
investments and
translation of assets
and liabilities in
foreign currencies           655,676,411      975,921     1,596,927     25,260,519
                          --------------   ----------   -----------   ------------
                          $2,768,064,812   $5,939,468   $13,559,443   $330,388,083
                          ==============   ==========   ===========   ============

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                $2,550,254,361   $1,138,673   $13,380,719    $53,908,268

Shares outstanding            55,945,702       80,119     1,035,283      3,437,934

Net asset value per
share                             $45.58       $14.21        $12.92         $15.68

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                  $168,441,351      $33,443       $25,670       $286,011

Shares outstanding             3,663,099        2,342         1,986         18,215

Net asset value per
share                             $45.98       $14.28        $12.93         $15.70

A CLASS, $0.01 PAR VALUE

Net assets                   $42,769,569   $3,171,090       $25,661   $246,322,386

Shares outstanding               949,476      224,421         1,986     15,735,986

Net asset value per
share                             $45.05       $14.13        $12.92         $15.65

Maximum offering price
(net asset value
divided by 0.9425)                $47.80       $14.99        $13.71         $16.60

B CLASS, $0.01 PAR VALUE

Net assets                    $5,566,512     $865,194       $25,644     $4,889,081

Shares outstanding               126,415       62,962         1,986        316,435

Net asset value per
share                             $44.03       $13.74        $12.91         $15.45

C CLASS, $0.01 PAR VALUE

Net assets                    $1,001,427     $695,436       $76,094    $24,544,116

Shares outstanding                22,724       50,609         5,892      1,588,044

Net asset value per
share                             $44.07       $13.74        $12.91         $15.46

R CLASS, $0.01 PAR VALUE

Net assets                       $31,592      $35,632       $25,655       $438,221

Shares outstanding                   697        2,536         1,986         28,081

Net asset value per
share                             $45.33       $14.05        $12.92         $15.61

See Notes to Financial Statements.

------
35

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2007
                                             Capital       Focused    Fundamental
                               Select         Growth       Growth        Equity
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign
taxes withheld of
$262,157, $326, $- and
$14,457, respectively)       $ 27,981,361      $ 54,931    $ 173,121   $ 2,832,917

Interest                        1,056,047         3,201       12,949       277,677

Securities lending                196,604           268          378        30,988
                             ------------    ----------   ----------   -----------
                               29,234,012        58,400      186,448     3,141,582
                             ------------    ----------   ----------   -----------

EXPENSES:

Management fees                26,006,186        50,232      140,160     1,580,110

Distribution fees:

 A Class                           41,800            --           --            --

 B Class                           41,090         7,992           16        21,521

 C Class                            8,319         6,689           35        93,841

Service fees:

 A Class                           41,800            --           --            --

 B Class                           13,697         2,664            5         7,174

 C Class                            2,773         2,230           12        31,280

Distribution and service
fees:

 A Class                           17,332         7,177            5       296,375

 A Class (old)
 (Note 10)                         49,758            --           --            --

 R Class                              134           145           11         1,597

Directors' fees and
expenses                           51,141           219          267         4,877

Other expenses                     28,515            85          210         1,246
                             ------------    ----------   ----------   -----------
                               26,302,545        77,433      140,721     2,038,021
                             ------------    ----------   ----------   -----------

NET INVESTMENT INCOME
(LOSS)                          2,931,467      (19,033)       45,727     1,103,561
                             ------------    ----------   ----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS)
ON:

Investment transactions       211,735,251       485,148    1,537,094     8,268,360

Foreign currency
transactions                 (11,874,860)       (3,299)      (4,579)      (88,864)
                             ------------    ----------   ----------   -----------
                              199,860,391       481,849    1,532,515     8,179,496
                             ------------    ----------   ----------   -----------

CHANGE IN NET UNREALIZED
APPRECIATION
(DEPRECIATION) ON:

Investments                   461,161,422       544,351      417,702    22,216,816

Translation of assets and
liabilities in foreign
currencies                      (159,556)           245          740      (18,207)
                             ------------    ----------   ----------   -----------
                              461,001,866       544,596      418,442    22,198,609
                             ------------    ----------   ----------   -----------

NET REALIZED AND
UNREALIZED GAIN (LOSS)        660,862,257     1,026,445    1,950,957    30,378,105
                             ------------    ----------   ----------   -----------

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS              $663,793,724    $1,007,412   $1,996,684   $31,481,666
                             ============    ==========   ==========   ===========

See Notes to Financial Statements.

------
36

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006
                                     Select                    Capital Growth
                        2007                  2006           2007         2006
INCREASE (DECREASE) IN NET ASSETS

Operations

Net investment income
(loss)                      $ 2,931,467     $ 18,488,198   $ (19,033)   $ (18,592)

Net realized gain
(loss)                      199,860,391      308,424,651      481,849      116,616

Change in net
unrealized
appreciation
(depreciation)              461,001,866    (376,374,294)      544,596      235,642
                         --------------   --------------   ----------   ----------
Net increase
(decrease) in net
assets resulting from
operations                  663,793,724     (49,461,445)    1,007,412      333,666
                         --------------   --------------   ----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment
income:

 Investor Class            (10,981,848)     (23,121,134)           --           --

 Institutional
 Class                        (951,224)      (1,850,095)           --           --

 A Class                       (39,351)        (141,382)           --           --

 A Class (old)
 (Note 10)                     (47,590)        (197,118)           --           --

 R Class                             --            (138)           --           --

From net realized
gains:

 Investor Class            (39,672,127)               --      (1,045)           --

 Institutional
 Class                      (2,344,204)               --        (331)           --

 A Class                      (343,121)               --     (27,475)           --

 A Class (old)
 (Note 10)                    (414,970)               --           --           --

 B Class                       (92,435)               --     (11,734)           --

 C Class                       (19,786)               --     (10,342)           --

 R Class                          (381)               --        (331)           --
                         --------------   --------------   ----------   ----------
Decrease in net
assets from
distributions              (54,907,037)     (25,309,867)     (51,258)           --
                         --------------   --------------   ----------   ----------

CAPITAL SHARE TRANSACTIONS

Net increase
(decrease) in net
assets from capital
share transactions        (622,635,475)    (743,988,986)      896,296    1,082,556
                         --------------   --------------   ----------   ----------

NET INCREASE
(DECREASE) IN NET
ASSETS                     (13,748,788)    (818,760,298)    1,852,450    1,416,222

NET ASSETS

Beginning of period       2,781,813,600    3,600,573,898    4,087,018    2,670,796
                         --------------   --------------   ----------   ----------
End of period            $2,768,064,812   $2,781,813,600   $5,939,468   $4,087,018
                         ==============   ==============   ==========   ==========

Undistributed net
investment income              $489,688      $12,433,503           --         $334
                         ==============   ==============   ==========   ==========

See Notes to Financial Statements.

------
37

YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006
                                 Focused Growth            Fundamental Equity
                               2007          2006          2007           2006
INCREASE (DECREASE) IN NET ASSETS

Operations

Net investment income
(loss)                         $ 45,727      $ 11,241    $ 1,103,561      $ 61,739

Net realized gain (loss)      1,532,515       307,507      8,179,496       767,310

Change in net unrealized
appreciation
(depreciation)                  418,442       871,801     22,198,609     3,015,872
                            -----------   -----------   ------------   -----------
Net increase (decrease)
in net assets resulting
from operations               1,996,684     1,190,549     31,481,666     3,844,921
                            -----------   -----------   ------------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment
income:

 Investor Class                (54,114)       (3,627)       (24,444)            --

 Institutional Class                 --            --          (256)            --

 A Class                             --            --      (137,443)            --

 R Class                             --            --            (4)            --

From net realized gains:

 Investor Class               (299,286)      (89,993)       (59,454)       (1,402)

 Institutional Class                 --            --          (447)         (841)

 A Class                             --            --      (657,564)      (84,337)

 B Class                             --            --       (25,167)      (13,834)

 C Class                             --            --       (83,263)      (19,272)

 R Class                             --            --          (489)         (793)
                            -----------   -----------   ------------   -----------
Decrease in net assets
from distributions            (353,400)      (93,620)      (988,531)     (120,479)
                            -----------   -----------   ------------   -----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from
capital share
transactions                (3,920,671)     2,564,754    252,655,161    40,641,105
                            -----------   -----------   ------------   -----------

NET INCREASE (DECREASE)
IN NET ASSETS               (2,277,387)     3,661,683    283,148,296    44,365,547

NET ASSETS

Beginning of period          15,836,830    12,175,147     47,239,787     2,874,240
                            -----------   -----------   ------------   -----------
End of period               $13,559,443   $15,836,830   $330,388,083   $47,239,787
                            ===========   ===========   ============   ===========

Undistributed net
investment income                $1,393       $11,982       $915,406       $64,169
                            ===========   ===========   ============   ===========

See Notes to Financial Statements.

------
38

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Select Fund (Select), Capital Growth
Fund (Capital Growth), Focused Growth Fund (Focused Growth) and Fundamental
Equity Fund (Fundamental Equity) (collectively, the funds) are four funds in a series issued by the corporation. Select, Capital Growth and Fundamental
Equity are diversified under the 1940 Act. Focused Growth is nondiversified and normally limits its investments to a core group of approximately 25-45 common stocks. The funds' investment objective is to seek long-term capital growth. Income is a secondary objective of Fundamental Equity. Select, Capital
Growth and Focused Growth pursue this objective by purchasing stocks of larger-sized companies that management believes will increase in value over time. Fundamental Equity looks for common stocks that management believes are attractively priced relative to the companies' earnings growth potential and dividend yields. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class (formerly the Advisor Class for Select), the
B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of Focused Growth's Institutional Class, A Class, B Class, C Class and R Class
commenced on September 28, 2007.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

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39

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

EXCHANGE TRADED FUNDS -- The funds may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

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40

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the A Class (formerly Advisor Class, also referred to as "A
Class (new)") shareholders of Select approved a change to the class's fee structure. The change was approved by the Board of Directors on November 29,
2006 and March 7, 2007. Effective September 4, 2007, the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the funds ranges from 0.800% to 1.000% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional
Class is 0.200% less at each point within the range. Prior to September 4,
2007, the A Class (new) was 0.250% less at each point within the range for
Select. The effective annual management fee for each class of each fund for the year ended October 31, 2007, was as follows:

                  Select   Capital Growth   Focused Growth   Fundamental Equity

Investor           1.00%        1.00%            1.00%              1.00%
Institutional      0.80%        0.80%            0.80%              0.80%
A                  0.82%        1.00%            1.00%              1.00%
B                  1.00%        1.00%            1.00%              1.00%
C                  1.00%        1.00%            1.00%              1.00%
R                  1.00%        1.00%            1.00%              1.00%

------
41

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay
ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. Prior to September 4, 2007, the Board of Directors had adopted a
Master Distribution and Shareholder Services Plan for the A Class (new) for
Select, pursuant to Rule 12b-1 of the 1940 Act, in which the A Class (new)
paid ACIS an annual distribution fee of 0.25% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B Class, C Class and R Class shares. Prior to
September 4, 2007, the service fee provided compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for A Class (new) shares. Fees incurred under the plans during the year ended October 31, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

Beginning in December 2006, the funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase
& Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of
JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
October 31, 2007, were as follows:

                                       Capital        Focused       Fundamental
                       Select          Growth         Growth           Equity

Purchases          $2,069,089,586    $8,806,902     $37,734,934     $375,921,651

Proceeds from
sales              $2,768,736,865    $7,998,329     $42,068,941     $127,777,636

------
42

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                       Year ended October 31, 2007    Year ended October 31, 2006
                         Shares         Amount          Shares          Amount
Select

INVESTOR
CLASS/SHARES
AUTHORIZED             300,000,000                     300,000,000
                      ============                    ============
Sold                     1,250,472     $ 48,790,315      1,651,576     $ 61,030,222

Issued in
reinvestment of
distributions            1,304,522       48,241,214        566,800       22,042,836

Redeemed              (17,717,923)    (685,347,731)   (20,992,994)    (771,821,071)
                      ------------   --------------   ------------   --------------
                      (15,162,929)    (588,316,202)   (18,774,618)    (688,748,013)
                      ------------   --------------   ------------   --------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              40,000,000                      40,000,000
                      ============                    ============
Sold                       353,624       13,609,415      3,570,233      136,803,638

Issued in
reinvestment of
distributions               88,501        3,294,898         47,217        1,849,034

Redeemed                 (849,574)     (32,045,945)    (4,853,683)    (180,423,638)
                      ------------   --------------   ------------   --------------
                         (407,449)     (15,141,632)    (1,236,233)     (41,770,966)
                      ------------   --------------   ------------   --------------
A CLASS/SHARES
AUTHORIZED              75,000,000                      50,000,000
                      ============                    ============
Sold                       148,523        5,577,259        279,821       10,298,858

Issued in
connection with
reclassification
(Note 10)                  506,351       20,436,277             --               --

Issued in
reinvestment of
distributions                9,421          344,992          3,366          129,641

Redeemed                 (314,140)     (12,073,334)      (441,221)     (15,986,365)
                      ------------   --------------   ------------   --------------
                           350,155       14,285,194      (158,034)      (5,557,866)
                      ------------   --------------   ------------   --------------
A CLASS
(OLD)/SHARES
AUTHORIZED                     N/A                      25,000,000
                      ============                    ============
Sold                        37,196        1,415,182         97,074        3,560,583

Issued in
connection with
acquisition (Note 9)            --               --      3,570,242      135,355,199

Issued in
reinvestment of
distributions               12,149          447,803          4,961          192,384

Redeemed in
connection with
reclassification
(Note 10)                (506,351)     (20,436,277)             --               --

Redeemed                 (330,339)     (12,574,066)    (3,952,810)    (148,882,449)
                      ------------   --------------   ------------   --------------
                         (787,345)     (31,147,358)      (280,533)      (9,774,283)
                      ------------   --------------   ------------   --------------
B CLASS/SHARES
AUTHORIZED              25,000,000                      25,000,000
                      ============                    ============
Sold                         7,203          268,506          5,936          204,532

Issued in
connection with
acquisition (Note 9)            --               --        155,909        5,800,482

Issued in
reinvestment of
distributions                2,401           86,511             --               --

Redeemed                  (50,198)      (1,890,695)       (64,071)      (2,234,279)
                      ------------   --------------   ------------   --------------
                          (40,594)      (1,535,678)         97,774        3,770,735
                      ------------   --------------   ------------   --------------
C CLASS/SHARES
AUTHORIZED              25,000,000                      25,000,000
                      ============                    ============
Sold                           714           26,450          9,425          348,877

Issued in
reinvestment of
distributions                  426           15,353             --               --

Redeemed                  (22,109)        (823,182)       (62,851)      (2,257,608)
                      ------------   --------------   ------------   --------------
                          (20,969)        (781,379)       (53,426)      (1,908,731)
                      ------------   --------------   ------------   --------------
R CLASS/SHARES
AUTHORIZED              50,000,000                      50,000,000
                      ============                    ============
Sold                            54            2,087             --               --

Issued in
reinvestment of
distributions                   10              381              4              138

Redeemed                      (23)            (888)             --               --
                      ------------   --------------   ------------   --------------
                                41            1,580              4              138
                      ------------   --------------   ------------   --------------
Net increase
(decrease)            (16,069,090)   $(622,635,475)   (20,405,066)   $(743,988,986)
                      ============   ==============   ============   ==============

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43

                                  Year ended                   Year ended
                             October 31, 2007(1)            October 31, 2006
                            Shares         Amount         Shares         Amount
Capital Growth

INVESTOR CLASS/SHARES
AUTHORIZED                 300,000,000                   300,000,000
                          ============                  ============
Sold                            78,738     $1,095,962          4,932      $ 56,817

Issued in reinvestment
of distributions                    88          1,045             --            --

Redeemed                       (5,954)       (79,017)             --            --
                          ------------   ------------   ------------   -----------
                                72,872      1,017,990          4,932        56,817
                          ------------   ------------   ------------   -----------
INSTITUTIONAL
CLASS/SHARES AUTHORIZED     50,000,000                    50,000,000
                          ============                  ============
Issued in reinvestment
of distributions                    27            331             --            --
                          ------------   ------------   ------------   -----------
A CLASS/SHARES
AUTHORIZED                 100,000,000                   100,000,000
                          ============                  ============
Sold                           123,502      1,513,050        126,608     1,407,752

Issued in reinvestment
of distributions                 2,022         23,962             --            --

Redeemed                      (84,101)    (1,089,133)       (58,426)     (637,593)
                          ------------   ------------   ------------   -----------
                                41,423        447,879         68,182       770,159
                          ------------   ------------   ------------   -----------
B CLASS/SHARES
AUTHORIZED                 100,000,000                   100,000,000
                          ============                  ============
Sold                            27,689        332,104         19,755       217,231

Issued in reinvestment
of distributions                   990         11,480             --            --

Redeemed                      (48,876)      (626,062)       (10,357)     (112,753)
                          ------------   ------------   ------------   -----------
                              (20,197)      (282,478)          9,398       104,478
                          ------------   ------------   ------------   -----------
C CLASS/SHARES
AUTHORIZED                 100,000,000                   100,000,000
                          ============                  ============
Sold                            20,884        259,074         14,375       157,223

Issued in reinvestment
of distributions                   809          9,388             --            --

Redeemed                      (43,150)      (558,908)          (568)       (6,121)
                          ------------   ------------   ------------   -----------
                              (21,457)      (290,446)         13,807       151,102
                          ------------   ------------   ------------   -----------
R CLASS/SHARES
AUTHORIZED                  60,000,000                    60,000,000
                          ============                  ============
Sold                               195          2,713             --            --

Issued in reinvestment
of distributions                    28            331             --            --

Redeemed                           (2)           (24)             --            --
                          ------------   ------------   ------------   -----------
                                   221          3,020             --            --
                          ------------   ------------   ------------   -----------
Net increase (decrease)         72,889      $ 896,296         96,319    $1,082,556
                          ============   ============   ============   ===========

Focused Growth

INVESTOR CLASS/SHARES
AUTHORIZED                  50,000,000                   100,000,000
                          ============                  ============
Sold                           252,879    $ 2,955,714        976,404   $10,783,672

Issued in reinvestment
of distributions                29,862        339,826          8,062        88,986

Redeemed                     (633,768)    (7,391,198)      (755,415)   (8,307,904)
                          ------------   ------------   ------------   -----------
                             (351,027)    (4,095,658)        229,051     2,564,754
                          ------------   ------------   ------------   -----------
INSTITUTIONAL
CLASS/SHARES AUTHORIZED     10,000,000                           N/A
                          ============                  ============
Sold                             1,986         25,000
                          ------------   ------------
A CLASS/SHARES
AUTHORIZED                  10,000,000                           N/A
                          ============                  ============
Sold                             1,986         25,000
                          ------------   ------------
B CLASS/SHARES
AUTHORIZED                  10,000,000                           N/A
                          ============                  ============
Sold                             1,986         25,000
                          ------------   ------------
C CLASS/SHARES
AUTHORIZED                  10,000,000                           N/A
                          ============                  ============
Sold                             5,892         74,987
                          ------------   ------------
R CLASS/SHARES
AUTHORIZED                  10,000,000                           N/A
                          ============                  ============
Sold                             1,986         25,000
                          ------------   ------------
Net increase (decrease)      (337,191)   $(3,920,671)        229,051   $ 2,564,754
                          ============   ============   ============   ===========

(1) September 28, 2007 (commencement of sale) through October 31, 2007 for the
Institutional Class, A Class, B Class, C Class and R Class for Focused Growth.

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44

                                   Year ended                   Year ended
                                October 31, 2007             October 31, 2006
                             Shares         Amount         Shares        Amount
Fundamental Equity

INVESTOR CLASS/SHARES
AUTHORIZED                 200,000,000                   200,000,000
                           ===========                   ===========
Sold                         3,715,748    $ 53,813,021       298,990   $ 3,668,107

Issued in reinvestment
of distributions                 5,867          77,738           123         1,402

Redeemed                     (581,646)     (8,716,197)       (3,446)      (40,059)
                           -----------    ------------   -----------   -----------
                             3,139,969      45,174,562       295,667     3,629,450
                           -----------    ------------   -----------   -----------
INSTITUTIONAL
CLASS/SHARES AUTHORIZED     50,000,000                    50,000,000
                           ===========                   ===========
Sold                            15,790         209,743            --            --

Issued in reinvestment
of distributions                    53             703            74           841
                           -----------    ------------   -----------   -----------
                                15,843         210,446            74           841
                           -----------    ------------   -----------   -----------
A CLASS/SHARES
AUTHORIZED                  50,000,000                    50,000,000
                           ===========                   ===========
Sold                        13,689,196     198,932,845     2,957,105    35,087,633

Issued in reinvestment
of distributions                58,553         776,411         6,893        78,235

Redeemed                     (915,776)    (13,379,165)     (208,307)   (2,445,261)
                           -----------    ------------   -----------   -----------
                            12,831,973     186,330,091     2,755,691    32,720,607
                           -----------    ------------   -----------   -----------
B CLASS/SHARES
AUTHORIZED                  50,000,000                    50,000,000
                           ===========                   ===========
Sold                           224,752       3,219,435       111,780     1,311,393

Issued in reinvestment
of distributions                 1,357          17,871         1,179        13,357

Redeemed                      (27,247)       (393,576)      (38,179)     (439,569)
                           -----------    ------------   -----------   -----------
                               198,862       2,843,730        74,780       885,181
                           -----------    ------------   -----------   -----------
C CLASS/SHARES
AUTHORIZED                  50,000,000                    50,000,000
                           ===========                   ===========
Sold                         1,308,090      18,834,090       342,058     3,979,820

Issued in reinvestment
of distributions                 3,892          51,300         1,422        16,128

Redeemed                      (79,354)     (1,139,749)      (51,320)     (591,715)
                           -----------    ------------   -----------   -----------
                             1,232,628      17,745,641       292,160     3,404,233
                           -----------    ------------   -----------   -----------
R CLASS/SHARES
AUTHORIZED                  60,000,000                    60,000,000
                           ===========                   ===========
Sold                            33,938         472,163            --            --

Issued in reinvestment
of distributions                    37             493            70           793

Redeemed                       (8,262)       (121,965)            --            --
                           -----------    ------------   -----------   -----------
                                25,713         350,691            70           793
                           -----------    ------------   -----------   -----------
Net increase (decrease)     17,444,988    $252,655,161     3,418,442   $40,641,105
                           ===========    ============   ===========   ===========

5. SECURITIES LENDING

As of October 31, 2007, securities in Select, Capital Growth, Focused Growth and Fundamental Equity valued at $28,729,999, $140,674, $215,971 and
$7,537,626, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $28,860,696, $139,913, $213,500 and $7,697,731, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

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45

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended
October 31, 2007.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuation in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

Focused Growth is considered nondiversified which may subject the fund to the following risks: a price change in one security may have a greater impact that would be the case if the fund were diversified; the fund's nondiversification could result in high portfolio turnover which would mean increased transaction costs, affecting both the fund's performance and capital gains tax liabilities to investors.

Fundamental Equity's performance may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31,
2007 and October 31, 2006 were as follows:

                                       Select              Capital Growth
                                 2007          2006        2007      2006
DISTRIBUTIONS PAID FROM

Ordinary income              $12,020,013   $25,309,867      --        --

Long-term capital gains      $42,887,024        --       $51,258      --

                                   Focused Growth        Fundamental Equity
                                 2007          2006        2007      2006
DISTRIBUTIONS PAID FROM

Ordinary income                $353,400      $93,620     $969,242  $120,479

Long-term capital gains           --            --       $19,289      --

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

------
46

As of October 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                            Capital      Focused      Fundamental
                             Select         Growth        Growth        Equity
Federal tax cost of
investments               $2,156,427,314   $5,099,481   $12,012,958   $312,554,487
                          ==============   ==========   ===========   ============
Gross tax appreciation
of investments              $660,609,638     $996,459    $1,688,233    $32,029,323

Gross tax depreciation
of investments              (10,731,194)     (45,253)      (90,698)    (6,873,414)
                          --------------   ----------   -----------   ------------
Net tax appreciation
(depreciation) of
investments                 $649,878,444     $951,206    $1,597,535    $25,155,909
                          ==============   ==========   ===========   ============
Net tax appreciation
(depreciation) on
derivatives and
translation of assets
and liabilities in
foreign currencies            $(132,739)       $(160)        $(917)      $(16,131)
                          --------------   ----------   -----------   ------------
Net tax appreciation
(depreciation)              $649,745,705     $951,046    $1,596,618    $25,139,778
                          ==============   ==========   ===========   ============
Undistributed ordinary
income                       $79,551,076     $164,952    $1,173,436     $8,571,119

Accumulated long-term
gains                       $118,735,721     $313,161      $364,484       $661,600

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

9. 2006 REORGANIZATION PLAN

On December 14, 2005, the Board of Directors of Mason Street Growth Stock Fund
(Growth Stock), one fund in a series issued by Mason Street Funds, Inc., approved a plan of reorganization (the 2006 reorganization) pursuant to which
Select acquired all of the assets of Growth Stock in exchange for shares of equal value of Select and the assumption by Select of all liabilities of
Growth Stock. The financial statements and performance history of Select will be carried over in the post-reorganization. The 2006 reorganization was approved by shareholders on March 23, 2006. The 2006 reorganization was effective at the close of business on March 31, 2006. New shares in connection with the 2006 reorganization were issued by Select on April 3, 2006.

The acquisition was accomplished by a tax-free exchange of shares. On April 3,
2006, Growth Stock exchanged its shares for shares of Select as follows:

   Original Fund/Class       Shares Exchanged     New Fund/Class       Shares Received
  Growth Stock Fund -- A            9,879,722    Select -- A Class           3,564,222
  Growth Stock Fund -- C               17,465    Select -- A Class               6,020
  Growth Stock Fund -- B              443,869    Select -- B Class             155,909

The net assets of Growth Stock and Select immediately before the acquisition were $141,155,681 and $3,336,122,073, respectively. Growth Stock's unrealized appreciation of $26,507,502 was combined with that of Select. Immediately after the acquisition, the combined net assets were $3,477,277,754.

------
47

10. CORPORATE EVENT

On July 27, 2007, the A Class (old) shareholders of Select approved a reclassification of A Class (old) shares into Advisor Class shares. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007.
The reclassification was effective on September 4, 2007. Subsequent to the reclassification, the Advisor Class was renamed A Class.

11. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

12. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2007.

For corporate taxpayers, the ordinary income distributions paid by the funds during the fiscal year ended October 31, 2007, qualify for the corporate dividends received deduction as follows:

    Select      Capital Growth   Focused Growth   Fundamental Equity
 $12,020,013          --            $135,602           $303,450

The funds hereby designate capital gain distributions for the fiscal year ended October 31, 2007, as follows:

    Select      Capital Growth   Focused Growth   Fundamental Equity
 $42,887,024        $51,258            --               $19,289

The funds hereby designate qualified short-term capital gains distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended
October 31, 2007, as follows:

    Select       Capital Growth   Focused Growth   Fundamental Equity
    $46,872            --            $299,286           $807,095

------
48

FINANCIAL HIGHLIGHTS
Select

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
                                  2007       2006       2005       2004       2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                       $36.22     $37.04     $34.80     $33.77     $28.91
                              --------   --------   --------   --------                                                                          --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                 0.04       0.21       0.15      --(2)       0.01

 Net Realized and
 Unrealized Gain
 (Loss)                          10.06     (0.77)       2.17       1.03       4.92
                              --------   --------   --------   --------   --------
 Total From
 Investment Operations           10.10     (0.56)       2.32       1.03       4.93
                              --------   --------   --------   --------   --------
Distributions

 From Net
 Investment Income              (0.16)     (0.26)     (0.08)         --     (0.07)

 From Net
 Realized Gains                 (0.58)         --         --         --         --
                              --------   --------   --------   --------   --------
 Total Distributions            (0.74)     (0.26)     (0.08)         --     (0.07)
                              --------   --------   --------   --------   --------
Net Asset Value,
End of Period                   $45.58     $36.22     $37.04     $34.80     $33.77
                              ========   ========   ========   ========   ========

TOTAL RETURN(3)                 28.37%    (1.55)%      6.67%      3.05%     17.11%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average Net
Assets                           1.00%      1.00%      1.00%      1.00%      1.00%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                       0.11%      0.57%      0.42%    (0.01)%      0.03%

Portfolio Turnover Rate            79%       206%        55%        48%        84%

Net Assets, End of Period
(in millions)                   $2,550     $2,576     $3,329     $3,565     $3,828

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
49

Select

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
                                  2007       2006       2005       2004       2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                       $36.53     $37.35     $35.09     $33.99     $29.10
                              --------   --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                 0.12       0.30       0.24       0.07       0.07

 Net Realized and
 Unrealized Gain (Loss)          10.15     (0.78)       2.18       1.03       4.95
                              --------   --------   --------   --------   --------
 Total From
 Investment Operations           10.27     (0.48)       2.42       1.10       5.02
                              --------   --------   --------   --------   --------
Distributions

 From Net
 Investment Income              (0.24)     (0.34)     (0.16)         --     (0.13)

 From Net
 Realized Gains                 (0.58)         --         --         --         --
                              --------   --------   --------   --------   --------
 Total Distributions            (0.82)     (0.34)     (0.16)         --     (0.13)
                              --------   --------   --------   --------   --------
Net Asset Value,
End of Period                   $45.98     $36.53     $37.35     $35.09     $33.99
                              ========   ========   ========   ========   ========

TOTAL RETURN(2)                 28.63%    (1.35)%      6.87%      3.24%     17.34%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average Net
Assets                           0.80%      0.80%      0.80%      0.80%      0.80%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                       0.31%      0.77%      0.62%      0.19%      0.23%

Portfolio Turnover Rate            79%       206%        55%        48%        84%

Net Assets, End of Period
(in thousands)                $168,441   $148,717   $198,212   $234,815   $229,596

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
50

Select

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31
                                   2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period              $35.80     $36.63    $34.43     $33.49     $28.66
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                (0.09)       0.12      0.04     (0.09)     (0.07)

 Net Realized and
 Unrealized Gain (Loss)            9.99     (0.76)      2.16       1.03       4.90
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations             9.90     (0.64)      2.20       0.94       4.83
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.07)     (0.19)        --         --      --(3)

 From Net Realized Gains         (0.58)         --        --         --         --
                               --------   --------  --------   --------   --------
 Total Distributions             (0.65)     (0.19)        --         --      --(3)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                    $45.05     $35.80    $36.63     $34.43     $33.49
                               ========   ========  ========   ========   ========

TOTAL RETURN(4)                  28.07%    (1.79)%     6.39%      2.81%     16.86%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             1.25%      1.25%     1.25%      1.25%      1.25%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                      (0.14)%      0.32%     0.17%    (0.26)%    (0.22)%

Portfolio Turnover Rate             79%       206%       55%        48%        84%

Net Assets, End of Period
(in thousands)                  $42,770    $21,455   $27,741    $22,626    $29,152

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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51

Select

B Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                 2007       2006      2005       2004      2003(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period            $35.21     $36.12    $34.21     $33.53       $27.75
                             --------   --------  --------   --------     --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)              (0.34)     (0.12)    (0.22)     (0.35)       (0.31)

 Net Realized and
 Unrealized Gain
 (Loss)                          9.74     (0.79)      2.13       1.03         6.09
                             --------   --------  --------   --------     --------
 Total From
 Investment Operations           9.40     (0.91)      1.91       0.68         5.78
                             --------   --------  --------   --------     --------
Distributions
 From Net
 Realized Gains                (0.58)         --        --         --           --
                             --------   --------  --------   --------     --------
Net Asset Value,
End of Period                  $44.03     $35.21    $36.12     $34.21       $33.53
                             ========   ========  ========   ========     ========

TOTAL RETURN(3)                27.07%    (2.52)%     5.58%      2.03%       20.83%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average Net
Assets                          2.00%      2.00%     2.00%      2.00%     2.00%(4)

Ratio of Net Investment
Income (Loss) to Average
Net Assets                    (0.89)%    (0.43)%   (0.58)%    (1.01)%   (1.28)%(4)

Portfolio Turnover Rate           79%       206%       55%        48%       84%(5)

Net Assets, End of Period
(in thousands)                 $5,567     $5,880    $2,501     $2,273       $1,032

(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

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52

Select

C Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                 2007       2006      2005       2004      2003(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period            $35.24     $36.15    $34.23     $33.56       $27.75
                             --------   --------  --------   --------     --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)              (0.34)     (0.16)    (0.22)     (0.36)       (0.31)

 Net Realized and
 Unrealized Gain
 (Loss)                          9.75     (0.75)      2.14       1.03         6.12
                             --------   --------  --------   --------     --------
 Total From
 Investment Operations           9.41     (0.91)      1.92       0.67         5.81
                             --------   --------  --------   --------     --------
Distributions

 From Net
 Realized Gains                (0.58)         --        --         --           --
                             --------   --------  --------   --------     --------
Net Asset Value,
End of Period                  $44.07     $35.24    $36.15     $34.23       $33.56
                             ========   ========  ========   ========     ========

TOTAL RETURN(3)                27.07%    (2.52)%     5.58%      2.03%       20.94%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average Net
Assets                          2.00%      2.00%     2.00%      2.00%     2.00%(4)

Ratio of Net Investment
Income (Loss) to Average
Net Assets                    (0.89)%    (0.43)%   (0.58)%    (1.01)%   (1.28)%(4)

Portfolio Turnover Rate           79%       206%       55%        48%       84%(5)

Net Assets, End of Period
(in thousands)                 $1,001     $1,540    $3,511     $3,733       $1,136

(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

--------
53

Select

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                     2007       2006       2005(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period               $36.05     $37.00        $38.34
                                                 --------   --------      --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                   (0.15)       0.03        (0.05)

 Net Realized and Unrealized Gain (Loss)            10.01     (0.77)        (1.29)
                                                 --------   --------      --------
 Total From Investment Operations                    9.86     (0.74)        (1.34)
                                                 --------   --------      --------
Distributions

 From Net Investment Income                            --     (0.21)            --

 From Net Realized Gains                           (0.58)         --            --
                                                 --------   --------      --------
 Total Distributions                               (0.58)     (0.21)            --
                                                 --------   --------      --------
Net Asset Value, End of Period                     $45.33     $36.05        $37.00
                                                 ========   ========      ========

TOTAL RETURN(3)                                    27.72%    (2.04)%       (3.50)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                          1.50%      1.50%      1.50%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                             (0.39)%      0.07%    (0.50)%(4)

Portfolio Turnover Rate                               79%       206%        55%(5)

Net Assets, End of Period (in thousands)              $32        $24           $24

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
54

Capital Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                   2007       2006      2005(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period             $11.81     $10.60       $10.80
                                               --------   --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                  --(3)      --(3)        --(3)

 Net Realized and Unrealized Gain (Loss)           2.54       1.21       (0.20)
                                               --------   --------     --------
 Total From Investment Operations                  2.54       1.21       (0.20)
                                               --------   --------     --------
Distributions

 From Net Realized Gains                         (0.14)         --           --
                                               --------   --------     --------
Net Asset Value, End of Period                   $14.21     $11.81       $10.60
                                               ========   ========     ========

TOTAL RETURN(4)                                  21.77%     11.42%      (1.85)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                             1.01%      1.00%     1.00%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                             0.15%      0.05%   (0.12)%(5)

Portfolio Turnover Rate                            160%       140%      110%(6)

Net Assets, End of Period (in thousands)         $1,139        $86          $25

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
55

Capital Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                    2007       2006    2005(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period              $11.84     $10.61     $10.80
                                                --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                    0.04       0.03      --(3)

 Net Realized and  Unrealized Gain (Loss)           2.54       1.20     (0.19)
                                                --------   --------   --------
 Total From Investment Operations                   2.58       1.23     (0.19)
                                                --------   --------   --------
Distributions

 From Net Realized Gains                          (0.14)         --         --
                                                --------   --------   --------
Net Asset Value, End of Period                    $14.28     $11.84     $10.61
                                                ========   ========   ========

TOTAL RETURN(4)                                   22.06%     11.59%    (1.76)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                              0.81%      0.80%   0.80%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                              0.35%      0.25%   0.08%(5)

Portfolio Turnover Rate                             160%       140%    110%(6)

Net Assets, End of Period (in thousands)             $33        $27        $25

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
56

Capital Growth

A Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                            2007      2006       2005      2004(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                       $11.78    $10.59      $9.89       $10.00
                                        --------  --------   --------     --------
Income From
Investment Operations

 Net Investment Income (Loss)(2)          (0.01)    (0.02)      --(3)       (0.03)

 Net Realized and
 Unrealized Gain (Loss)                     2.50      1.21       0.70       (0.08)
                                        --------  --------   --------     --------
 Total From
 Investment Operations                      2.49      1.19       0.70       (0.11)
                                        --------  --------   --------     --------
Distributions

 From Net Realized Gains                  (0.14)        --         --           --
                                        --------  --------   --------     --------
Net Asset Value, End of Period            $14.13    $11.78     $10.59        $9.89
                                        ========  ========   ========     ========

TOTAL RETURN(4)                           21.40%    11.24%      7.08%      (1.10)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                         1.26%     1.25%      1.27%     1.25%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets             (0.10)%   (0.20)%    (0.03)%   (0.43)%(5)

Portfolio Turnover Rate                     160%      140%       110%          87%

Net Assets, End of Period
(in thousands)                            $3,171    $2,155     $1,216         $692

(1) February 27, 2004 (fund inception) through October 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
57

Capital Growth

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                            2007      2006       2005      2004(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                       $11.54    $10.46      $9.84       $10.00
                                        --------  --------   --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(2)          (0.10)    (0.10)     (0.08)       (0.08)

 Net Realized and
 Unrealized Gain (Loss)                     2.44      1.18       0.70       (0.08)
                                        --------  --------   --------     --------
 Total From
 Investment Operations                      2.34      1.08       0.62       (0.16)
                                        --------  --------   --------     --------
Distributions

 From Net Realized Gains                  (0.14)        --         --           --
                                        --------  --------   --------     --------
Net Asset Value, End of Period            $13.74    $11.54     $10.46        $9.84
                                        ========  ========   ========     ========

TOTAL RETURN(3)                           20.54%    10.33%      6.30%      (1.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                         2.01%     2.00%      2.02%     2.00%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets             (0.85)%   (0.95)%    (0.78)%   (1.17)%(4)

Portfolio Turnover Rate                     160%      140%       110%          87%

Net Assets, End of Period
(in thousands)                              $865      $960       $772         $450

(1) February 27, 2004 (fund inception) through October 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
58

Capital Growth

C Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                            2007      2006       2005      2004(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                       $11.54    $10.46      $9.84       $10.00
                                        --------  --------   --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(2)          (0.10)    (0.10)     (0.08)       (0.08)

 Net Realized and
 Unrealized Gain (Loss)                     2.44      1.18       0.70       (0.08)
                                        --------  --------   --------     --------
 Total From
 Investment Operations                      2.34      1.08       0.62       (0.16)
                                        --------  --------   --------     --------
Distributions

 From Net Realized Gains                  (0.14)        --         --           --
                                        --------  --------   --------     --------
Net Asset Value, End of Period            $13.74    $11.54     $10.46        $9.84
                                        ========  ========   ========     ========

TOTAL RETURN(3)                           20.54%    10.33%      6.30%      (1.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                         2.01%     2.00%      2.02%     2.00%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets             (0.85)%   (0.95)%    (0.78)%   (1.18)%(4)

Portfolio Turnover Rate                     160%      140%       110%          87%

Net Assets, End of Period
(in thousands)                              $695      $832       $609         $343

(1) February 27, 2004 (fund inception) through October 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
59

Capital Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                   2007       2006      2005(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period             $11.74     $10.59       $10.80
                                               --------   --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                 (0.04)     (0.05)       (0.02)

 Net Realized and Unrealized Gain (Loss)           2.49       1.20       (0.19)
                                               --------   --------     --------
 Total From Investment Operations                  2.45       1.15       (0.21)
                                               --------   --------     --------
Distributions

 From Net Realized Gains                         (0.14)         --           --
                                               --------   --------     --------
Net Asset Value, End of Period                   $14.05     $11.74       $10.59
                                               ========   ========     ========

TOTAL RETURN(3)                                  21.13%     10.86%      (1.94)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                             1.51%      1.50%     1.50%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                           (0.35)%    (0.45)%   (0.62)%(4)

Portfolio Turnover Rate                            160%       140%      110%(5)

Net Assets, End of Period (in thousands)            $36        $27          $25

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
60

Focused Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                   2007       2006    2005(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period             $11.42     $10.53     $10.00
                                               --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                   0.04       0.01      --(3)

 Net Realized and Unrealized Gain (Loss)           1.73       0.95       0.53
                                               --------   --------   --------
 Total From Investment Operations                  1.77       0.96       0.53
                                               --------   --------   --------
Distributions

 From Net Investment Income                      (0.04)      --(3)         --

 From Net Realized Gains                         (0.23)     (0.07)         --
                                               --------   --------   --------
 Total Distributions                             (0.27)     (0.07)         --
                                               --------   --------   --------
Net Asset Value, End of Period                   $12.92     $11.42     $10.53
                                               ========   ========   ========

TOTAL RETURN(4)                                  15.78%      9.13%      5.30%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                             1.00%      1.00%   1.00%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                             0.33%      0.07%   0.00%(5)

Portfolio Turnover Rate                            275%       313%        95%

Net Assets, End of Period (in thousands)        $13,381    $15,837    $12,175

(1) February 28, 2005 (fund inception) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
61

Focused Growth

Institutional Class
For a Share Outstanding Throughout the Period Indicated
                                                                     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $12.59
                                                                    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                       --(3)

 Net Realized and Unrealized Gain (Loss)                                0.34
                                                                    --------
 Total From Investment Operations                                       0.34
                                                                    --------
Net Asset Value, End of Period                                        $12.93
                                                                    ========

TOTAL RETURN(4)                                                        2.70%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   0.80%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets       (0.40)%(5)

Portfolio Turnover Rate                                              275%(6)

Net Assets, End of Period (in thousands)                                 $26

(1) September 28, 2007 (commencement of sale) through October 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
62

Focused Growth

A Class
For a Share Outstanding Throughout the Period Indicated
                                                                     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $12.59
                                                                    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      (0.01)

 Net Realized and Unrealized Gain (Loss)                                0.34
                                                                    --------
 Total From Investment Operations                                       0.33
                                                                    --------
Net Asset Value, End of Period                                        $12.92
                                                                    ========

TOTAL RETURN(3)                                                        2.62%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   1.25%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       (0.85)%(4)

Portfolio Turnover Rate                                              275%(5)

Net Assets, End of Period (in thousands)                                 $26

(1) September 28, 2007 (commencement of sale) through October 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
63

Focused Growth

B Class
For a Share Outstanding Throughout the Period Indicated
                                                                     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $12.59
                                                                    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      (0.02)

 Net Realized and Unrealized Gain (Loss)                                0.34
                                                                    --------
 Total From Investment Operations                                       0.32
                                                                    --------
Net Asset Value, End of Period                                        $12.91
                                                                    ========

TOTAL RETURN(3)                                                        2.54%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   2.00%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       (1.60)%(4)

Portfolio Turnover Rate                                              275%(5)

Net Assets, End of Period (in thousands)                                 $26

(1) September 28, 2007 (commencement of sale) through October 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
64

Focused Growth

C Class
For a Share Outstanding Throughout the Period Indicated
                                                                     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $12.59
                                                                    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      (0.02)

 Net Realized and Unrealized Gain (Loss)                                0.34
                                                                    --------
 Total From Investment Operations                                       0.32
                                                                    --------
Net Asset Value, End of Period                                        $12.91
                                                                    ========

TOTAL RETURN(3)                                                        2.54%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   2.00%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       (1.52)%(4)

Portfolio Turnover Rate                                              275%(5)

Net Assets, End of Period (in thousands)                                 $76

(1) September 28, 2007 (commencement of sale) through October 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
65

Focused Growth

R Class
For a Share Outstanding Throughout the Period Indicated
                                                                     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $12.59
                                                                    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      (0.01)

 Net Realized and Unrealized Gain (Loss)                                0.34
                                                                    --------
 Total From Investment Operations                                       0.33
                                                                    --------
Net Asset Value, End of Period                                        $12.92
                                                                    ========

TOTAL RETURN(3)                                                        2.62%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   1.50%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       (1.10)%(4)

Portfolio Turnover Rate                                              275%(5)

Net Assets, End of Period (in thousands)                                 $26

(1) September 28, 2007 (commencement of sale) through October 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
66

Fundamental Equity

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                   2007       2006    2005(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period             $12.88     $11.04     $10.88
                                               --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                   0.14       0.08       0.02

 Net Realized and Unrealized Gain (Loss)           2.93       2.12       0.14
                                               --------   --------   --------
 Total From Investment Operations                  3.07       2.20       0.16
                                               --------   --------   --------
Distributions

 From Net Investment Income                      (0.08)         --         --

 From Net Realized Gains                         (0.19)     (0.36)         --
                                               --------   --------   --------
 Total Distributions                             (0.27)     (0.36)         --
                                               --------   --------   --------
Net Asset Value, End of Period                   $15.68     $12.88     $11.04
                                               ========   ========   ========

TOTAL RETURN(3)                                  24.18%     20.37%      1.47%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                             1.00%      1.00%   1.00%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                             0.99%      0.74%   0.59%(4)

Portfolio Turnover Rate                             82%       174%    101%(5)

Net Assets, End of Period (in thousands)        $53,908     $3,836        $25

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the period November 30, 2004 (fund inception) through
October 31, 2005.

See Notes to Financial Statements.

------
67

Fundamental Equity

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                   2007       2006    2005(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period             $12.90     $11.05     $10.88
                                               --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                   0.19       0.12       0.02

 Net Realized and Unrealized Gain (Loss)           2.91       2.10       0.15
                                               --------   --------   --------
 Total From Investment Operations                  3.10       2.22       0.17
                                               --------   --------   --------
Distributions

 From Net Investment Income                      (0.11)         --         --

 From Net Realized Gains                         (0.19)     (0.37)         --
                                               --------   --------   --------
 Total Distributions                             (0.30)     (0.37)         --
                                               --------   --------   --------
Net Asset Value, End of Period                   $15.70     $12.90     $11.05
                                               ========   ========   ========

TOTAL RETURN(3)                                  24.43%     20.51%      1.56%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                             0.80%      0.80%   0.80%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                             1.19%      0.94%   0.79%(4)

Portfolio Turnover Rate                             82%       174%    101%(5)

Net Assets, End of Period (in thousands)           $286        $31        $25

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the period November 30, 2004 (fund inception) through
October 31, 2005.

See Notes to Financial Statements.

------
68

Fundamental Equity

A Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                    2007       2006    2005(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period              $12.85     $11.03     $10.00
                                                --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                    0.11       0.06       0.02

 Net Realized and Unrealized Gain (Loss)            2.92       2.11       1.01
                                                --------   --------   --------
 Total From Investment Operations                   3.03       2.17       1.03
                                                --------   --------   --------
Distributions

 From Net Investment Income                       (0.04)         --         --

 From Net Realized Gains                          (0.19)     (0.35)         --
                                                --------   --------   --------
 Total Distributions                              (0.23)     (0.35)         --
                                                --------   --------   --------
Net Asset Value, End of Period                    $15.65     $12.85     $11.03
                                                ========   ========   ========

TOTAL RETURN(3)                                   23.88%     20.12%     10.30%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                              1.25%      1.25%   1.28%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                              0.74%      0.49%   0.17%(4)

Portfolio Turnover Rate                              82%       174%       101%

Net Assets, End of Period (in thousands)        $246,322    $37,314     $1,636

(1) November 30, 2004 (fund inception) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
69

Fundamental Equity

B Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                   2007       2006      2005(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period             $12.74     $10.96       $10.00
                                               --------   --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                   0.01     (0.02)       (0.06)

 Net Realized and Unrealized Gain (Loss)           2.89       2.07         1.02
                                               --------   --------     --------
 Total From Investment Operations                  2.90       2.05         0.96
                                               --------   --------     --------
Distributions

 From Net Realized Gains                         (0.19)     (0.27)           --
                                               --------   --------     --------
Net Asset Value, End of Period                   $15.45     $12.74       $10.96
                                               ========   ========     ========

TOTAL RETURN(3)                                  23.01%     19.04%        9.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                             2.00%      2.00%     2.03%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                           (0.01)%    (0.26)%   (0.58)%(4)

Portfolio Turnover Rate                             82%       174%         101%

Net Assets, End of Period (in thousands)         $4,889     $1,498         $469

(1) November 30, 2004 (fund inception) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
70

Fundamental Equity

C Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                   2007       2006      2005(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period             $12.75     $10.96       $10.00
                                               --------   --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                  --(3)     (0.03)       (0.06)

 Net Realized and Unrealized Gain (Loss)           2.90       2.09         1.02
                                               --------   --------     --------
 Total From Investment Operations                  2.90       2.06         0.96
                                               --------   --------     --------
Distributions

 From Net Realized Gains                         (0.19)     (0.27)           --
                                               --------   --------     --------
Net Asset Value, End of Period                   $15.46     $12.75       $10.96
                                               ========   ========     ========

TOTAL RETURN(4)                                  22.99%     19.13%        9.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                             2.00%      2.00%     2.03%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                           (0.01)%    (0.26)%   (0.58)%(5)

Portfolio Turnover Rate                             82%       174%         101%

Net Assets, End of Period (in thousands)        $24,544     $4,530         $693

(1) November 30, 2004 (fund inception) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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71

Fundamental Equity

R Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                   2007       2006    2005(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period             $12.81     $11.03     $10.88
                                               --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                   0.09       0.04      --(3)

 Net Realized and Unrealized Gain (Loss)           2.90       2.08       0.15
                                               --------   --------   --------
 Total From Investment Operations                  2.99       2.12       0.15
                                               --------   --------   --------
Distributions

 From Net Investment Income                       --(3)         --         --

 From Net Realized Gains                         (0.19)     (0.34)         --
                                               --------   --------   --------
 Total Distributions                             (0.19)     (0.34)         --
                                               --------   --------   --------
Net Asset Value, End of Period                   $15.61     $12.81     $11.03
                                               ========   ========   ========

TOTAL RETURN(4)                                  23.60%     19.67%      1.38%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                             1.50%      1.50%   1.50%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                             0.49%      0.24%   0.09%(5)

Portfolio Turnover Rate                             82%       174%    101%(6)

Net Assets, End of Period (in thousands)           $438        $30        $25

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the period November 30, 2004 (fund inception) through
October 31, 2005.

See Notes to Financial Statements.

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72

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Select Fund, Capital Growth Fund,
Focused Growth Fund, and Fundamental Equity Fund (the "Funds"), four of the mutual funds comprising American Century Mutual Funds, Inc., as of October 31,
2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the
Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 12, 2007

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73

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposals. The proposals received the required number of votes of the American Century Mutual Funds, Inc. or the applicable fund, depending on the proposal, and were adopted. A summary of voting results is listed below each proposal.

PROPOSAL 1:

To elect nine Directors to the Board of Directors of American Century Mutual
Funds, Inc. (the proposal was voted on by all shareholders of funds issued by
American Century Mutual Funds, Inc.).

James E. Stowers, Jr.       For:                 15,577,264,186
                            Withhold:               426,100,888
                            Abstain:                          0
                            Broker Non-Vote:                  0

Jonathan S. Thomas          For:                 15,599,601,708
                            Withhold:               403,763,366
                            Abstain:                          0
                            Broker Non-Vote:                  0

Thomas A. Brown             For:                 15,605,490,524
                            Withhold:               397,874,550
                            Abstain:                          0
                            Broker Non-Vote:                  0

Andrea C. Hall              For:                 15,604,361,764
                            Withhold:               399,003,310
                            Abstain:                          0
                            Broker Non-Vote:                  0

James A. Olson              For:                 15,597,252,094
                            Withhold:               406,112,980
                            Abstain:                          0
                            Broker Non-Vote:                  0

Donald H. Pratt             For:                 15,588,035,002
                            Withhold:               415,330,072
                            Abstain:                          0
                            Broker Non-Vote:                  0

Gale E. Sayers              For:                 15,602,023,622
                            Withhold:               401,341,452
                            Abstain:                          0
                            Broker Non-Vote:                  0

M. Jeannine Strandjord      For:                 15,588,213,409
                            Withhold:               415,151,665
                            Abstain:                          0
                            Broker Non-Vote:                  0

Timothy S. Webster          For:                 15,609,206,162
                            Withhold:               394,158,912
                            Abstain:                          0
                            Broker Non-Vote:                  0

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74

PROPOSAL 2:

To approve a change in the fee structure of the Advisor Class of Select. This proposal was voted on by the Advisor Class shareholders of Select.

                           Select

For:                   14,575,403
Against:                        0
Abstain:                   19,541
Broker Non-Vote:          317,409

PROPOSAL 3:

To approve the reclassification of the A Class shares of Select, whereby all of the A Class shares will be reclassified as Advisor Class shares of that fund. This proposal was voted on by the A Class shareholders of Select.

                           Select

For:                   12,286,834
Against:                  379,916
Abstain:                  640,324
Broker Non-Vote:        7,970,350

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75

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century family of funds advised by ACIM or American Century Global Investment Management, Inc.
(ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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76

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc.; Retired Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUNDS: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB
Acquisition Group LLC (September 2006 to present); President and Chief
Executive Officer, American Italian Pasta Company (2001 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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77

OFFICERS

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century funds (1997 to
September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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78

APPROVAL OF MANAGEMENT AGREEMENTS
Select, Capital Growth, Focused Growth, and Fundamental Equity

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Select, Capital Growth, Focused Growth and
Fundamental Equity (the "funds") and the services provided to the funds under the management agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreements;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreements, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

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79

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreements under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreements, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreements, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

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80

At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the
15(c) Process comparing the funds' performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Select's and Focused Growth's performance fell below the median for both the one- and three-year periods during part of the past year. The board discussed Select's and Focused Growth's performance with the advisor and was satisfied with the efforts being undertaken by the advisor. Capital
Growth's and Fundamental Equity's performance for both the one- and three-year periods was above the median for their peer groups.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreements, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is

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81

appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of the funds was below the median of the total expense ratios of their peer groups.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

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82

CONCLUSIONS OF THE DIRECTORS

The independent directors negotiated changes to the breakpoint schedule used to calculate the management fees of the funds. These changes were proposed by the Directors based on their review of the competitive changes in the mutual fund marketplace and their review of financial information provided by the advisor. The new schedule, effective August 1, 2007, contains lower management fees at certain asset levels than under the existing structure. Following these negotiations with the advisor, the independent directors concluded that the investment management agreement between each fund and its advisor is fair and reasonable in light of the services provided and should be renewed.

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83

SHARE CLASS INFORMATION

Six classes of shares are authorized for sale by the funds: Investor Class,
Institutional Class, A Class, B Class, C Class and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of A Class, B Class, C Class and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The funds' prospectuses contain additional information regarding eligibility for Investor Class shares.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

A CLASS shares are sold primarily through employer sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 5.75%
to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for Investor Class shares. A Class shares also are subject to a
0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B
Class shares automatically convert to A Class shares (with lower expenses)
eight years after their purchase date.

C CLASS shares are sold primarily through employer sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

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84

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
85

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
86

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The BLENDED INDEX is considered the benchmark for Focused Growth. It combines two widely known indices, the S&P 500 Index and the Russell 1000 Growth Index,
which are both weighted at 50%.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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87

NOTES

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88

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0712
SH-ANN-57606S

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               October 31, 2007

[photo of winter]

Heritage Fund
New Opportunities II Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

[photo of Jonathan Thomas]

JONATHAN THOMAS
President and CEO
American Century Companies, Inc.

To help you monitor your investment, my colleagues and I take pride in providing you with the annual report for the American Century® Heritage and
New Opportunities II funds for the 12 months ended October 31, 2007. I am honored to be addressing you in the "Our Message" space long devoted to company founder Jim Stowers, Jr. and his son Jim Stowers III.

Jim Stowers III stepped down from the ACC board in July 2007, his final step in a well-planned career transition to pursue new ventures outside the company. This reflected his family's support of our company's direction and the leadership team of American Century Investments.

The Stowers family remains an integral part of our heritage, leadership, and financial structure. In fact, Jim Stowers, Jr. continues as co-chair of the
American Century Companies, Inc. (ACC) board of directors with Richard Brown, who has been on the board since 1998.

American Century Investments, our clients, and our employees have been my top priority since I became company president and CEO in March, 2007. We have also added the executive talents of overall chief investment officer (CIO) Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you. We believe the ultimate measure of our performance is our clients' success. Therefore, our focus continues to be on building a long-term relationship with you and on delivering superior investment performance across our product line.

/s/Jonathan Thomas

[photo of James E. Stowers, Jr.]

JAMES E. STOWERS, JR.
Founder and Co-Chairman of the Board
American Century Companies, Inc.

[photo of Richard Brown]

RICHARD BROWN
Co-Chairman of the Board
American Century Companies, Inc.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
        U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . .      2

HERITAGE

NEW OPPORTUNITIES II

FINANCIAL STATEMENTS

OTHER INFORMATION

     Proxy Voting Results. . . . . . . . . . . . . . . . . . . . . . . . .     44
     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     46
     Approval of Management Agreements for Heritage

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

STOCK RETURNS, VOLATILITY UP

U.S. stocks produced double-digit gains for the 12 months ended October 31,
2007. Stocks rallied for much of the first half of the fiscal year, touching record highs in July, as the worldwide economic expansion drove strong corporate earnings. But the sub-prime mortgage crisis blossomed in late July and early August in the form of massive losses for banks, residential lenders, and firms that securitized these subprime loans. This crisis caused a sharp tightening of lending standards, removing the easy credit that propelled strong consumer spending and funded a record amount of leveraged buyouts. As a result, the U.S. stock market came under pressure late in the fiscal year.

By October, stock market volatility surged and credit markets seized up. To relieve the pressure, the Federal Reserve (the Fed) lowered its benchmark federal funds rate target in September and again in October -- the Fed's first rate cuts since June 2003. Markets rallied briefly at fiscal year-end, though there were concerns heading into November about the future course of corporate earnings.

GROWTH SHARES LED

Growth stocks led the market during the 12 months, outpacing value-oriented shares across all market capitalizations. That's because the deceleration in corporate earnings cast a brighter spotlight on the relative earnings power of growth companies, providing a favorable context for our growth portfolios and growth stocks in general. We took advantage of this favorable backdrop, enjoying a solid year of outperformance.

Looking at returns by sector, energy and materials performed best, supported by booming global demand for commodities. In contrast, the aforementioned credit crisis weakened consumer discretionary and financial shares -- the only two segments of the S&P 500 Index to decline during the period.

We expect a continued favorable environment for growth-stock investing:
interest rates are low, global growth continues to provide new markets for goods and services, and inflation remains contained.

U.S. Stock Index Returns
For the 12 months ended October 31, 2007

RUSSELL 1000 INDEX (LARGE-CAP)        15.03%
Russell 1000 Growth Index             19.23%
Russell 1000 Value Index              10.83%

RUSSELL MIDCAP INDEX                  15.24%
Russell Midcap Growth Index           19.72%
Russell Midcap Value Index             9.73%

RUSSELL 2000 INDEX (SMALL-CAP)         9.27%
Russell 2000 Growth Index             16.73%
Russell 2000 Value Index               2.05%

------
2

PERFORMANCE
Heritage

Total Returns as of October 31, 2007
                                            Average Annual Returns
                                                              Since     Inception
                                1 year  5 years   10 years  Inception      Date

INVESTOR CLASS                  56.41%   21.88%    11.21%     14.01%     11/10/87

RUSSELL MIDCAP GROWTH INDEX(1)  19.72%   19.21%    8.30%    12.62%(2)       --

RUSSELL MIDCAP INDEX(1)         15.24%   20.10%    11.05%   14.17%(2)       --

Institutional Class             56.66%   22.10%    11.45%     11.97%     6/16/97

A Class(3)
 No sales charge*
                                56.05%   21.57%    10.93%     11.05%
 With sales charge*             47.12%   20.15%    10.27%     10.41%     7/11/97

B Class
 No sales charge*
                                  --       --        --      6.04%(4)
 With sales charge*               --       --        --      1.04%(4)    9/28/07

C Class                         54.88%   20.67%      --       10.19%     6/26/01

R Class                           --       --        --      6.09%(4)    9/28/07

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 10/31/87, the date nearest the Investor Class's inception for which data are available.

(3) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

(4) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Heritage

Heritage of $10,000 Over 10 Years

$10,000 investment made October 31, 1997

One-Year Returns Over 10 Years
Periods ended October 31
                       1998      1999    2000      2001       2002       2003     2004     2005     2006     2007

Investor Class        -15.87%   30.71%  62.61%   -33.08%    -10.07%     18.33%   -0.09%   25.16%   16.26%   56.41%

Russell Midcap
Growth Index           2.43%    37.66%  38.67%   -42.78%    -17.61%     39.30%    8.77%   15.91%   14.51%   19.72%

Russell Midcap
Index                  4.46%    17.12%  23.73%   -18.02%     -8.02%     35.88%   15.09%   18.09%   17.41%   15.24%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
Heritage

Portfolio Managers: Glenn Fogle and David Hollond

In August 2007, portfolio manager Kurt Stalzer took a personal leave of absence from American Century. Veteran American Century mid-cap growth portfolio managers Glenn Fogle (16 years with the firm) and David Hollond
(nine years with the firm) continue as co-managers for Heritage.

PERFORMANCE SUMMARY

Heritage advanced 56.41%* for the fiscal year ended October 31, 2007, surpassing both the 15.24% return of the Russell Midcap Index and the 19.72%
return of the portfolio's benchmark, the Russell Midcap Growth Index.
Heritage's gain ranked among the highest in American Century's family of funds for the period.

As discussed in the Market Perspective on page 2, a change in Federal Reserve
(Fed) interest rate policy, continued corporate earnings growth, and signs of
U.S. economic strength contributed to stock index gains for the period, despite market volatility created largely by growing problems among subprime lenders. In this environment, large- and mid-cap stocks generally outpaced their small-cap counterparts, and growth-oriented shares outperformed value stocks.

Heritage derived gains from effective stock selection in all ten market sectors. The bulk of Heritage's strong performance relative to the Russell
Midcap Growth Index, though, came from individual holdings within the industrials, consumer discretionary, and information technology sectors.
Foreign holdings also contributed significantly to fund performance.

AEROSPACE AND DEFENSE LED GAINS

The portfolio's largest single sector contribution came from the industrials group, where we continued to focus on the aerospace and defense industry. The share prices of portfolio overweights Precision Castparts and BE Aerospace, two of the fund's largest holdings, soared 120% and 97%, respectively, as both companies benefited from a replacement cycle and expanding orders in global aviation. Both companies reflect Heritage's focus on companies with accelerating financial growth and share price momentum.

Within the industrials sector, an overweight stake and stock selection within the construction and engineering industry and the industrial conglomerate group also contributed to performance, as companies within these groups benefited from increased demand for global energy infrastructure. Notably, share prices of construction company Foster Wheeler and industrial conglomerate McDermott International climbed 230% and 173%, respectively. Both companies are involved in a variety of heavy construction areas, including the construction of power plants.

Top Ten Holdings as of October 31, 2007
                                   % of net       % of net
                                 assets as of   assets as of
                                   10/31/07        4/30/07
BE Aerospace, Inc.                   4.4%           3.7%
Nintendo Co., Ltd. ORD               4.0%           3.6%
NII Holdings, Inc.                   3.7%           8.0%
Medco Health Solutions Inc.          3.4%           3.8%
Precision Castparts Corp.            3.3%           5.3%
Apple Inc.                           3.0%           1.8%
Monsanto Co.                         3.0%           1.9%
GameStop Corp. Cl A                  2.7%           0.8%
Dresser-Rand Group Inc.              2.7%           0.5%
Owens-Illinois Inc.                  2.6%           0.5%

* All fund returns referenced in this commentary are for Investor Class shares.

------
5

Heritage

CONSUMER DISCRETIONARY, TECHNOLOGY CONTRIBUTED

An underweight position and effective stock selection within the consumer discretionary sector contributed to absolute and relative gains. Within the sector, video game retailer GameStop climbed 132% on the heels of a robust video game cycle. Casino resort company Las Vegas Sands, which recently opened its monstrous Venetian Macao Casino, gained 75%.

Within the technology sector, software maker Nintendo was the largest single contributor to portfolio performance. Strong demand for the company's Wii interactive game system continued to outstrip supply, helping Nintendo's share price jump 212% during the reporting period.

Fund overweight Apple also boosted Heritage's absolute and relative gains. The computer and peripherals maker, which introduced the iPhone during the reporting period, experienced a 134% gain in its share price.

UNDERWEIGHT IN FINANCIALS AVOIDED PAIN

An underweight position in the financials sector benefited portfolio performance during the period, as a softening housing market and mounting concerns surrounding subprime mortgage lenders weighed on sector performance.
Within the sector, Heritage had no holdings in either the real estate management and development industry or the consumer finance industry, two groups that suffered losses within the benchmark.

STARTING POINT FOR NEXT REPORTING PERIOD

Heritage's investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap and Midcap Growth Indices.

Now that the Fed has cut short-term interest rates, we have entered an easing cycle. In this environment, we are confident in our current sector emphasis, which includes industrials and information technology. We continue monitoring the market for any meaningful, sustainable changes in sector leadership.

Top Five Industries as of October 31, 2007
                                                % of net        % of net
                                              assets as of    assets as of
                                                10/31/07        4/30/07
Aerospace & Defense                               8.3%            9.0%
Semiconductors & Semiconductor Equipment          6.3%            2.3%
Software                                          5.5%            4.1%
Machinery                                         5.3%            2.3%
Health Care Providers & Services                  5.2%            4.9%

Types of Investments in Portfolio
                                                % of net        % of net
                                              assets as of    assets as of
                                                10/31/07        4/30/07
Domestic Common Stocks                           86.0%           80.0%
Foreign Common Stocks(1)                         13.0%           19.1%
TOTAL COMMON STOCKS                              99.0%           99.1%
Temporary Cash Investments                        1.0%            1.5%
Other Assets
and Liabilities                                  --(2)           (0.6)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Category is less than 0.05% of total net assets.

------
6

SCHEDULE OF INVESTMENTS
Heritage

OCTOBER 31, 2007

Shares                                                                       Value

Common Stocks -- 99.0%

AEROSPACE & DEFENSE -- 8.3%
            136,900  Alliant Techsystems Inc.(1)                      $ 15,112,391
          2,625,385  BE Aerospace, Inc.(1)                             130,507,889
            652,752  Precision Castparts Corp.                          97,788,777
                                                                    --------------
                                                                       243,409,057
                                                                    --------------
BIOTECHNOLOGY -- 3.8%
            202,300  Celgene Corp.(1)                                   13,351,800
          1,836,400  CSL Ltd. ORD                                       63,443,032
            217,900  Myriad Genetics Inc.(1)                            12,062,944
            325,328  Onyx Pharmaceuticals, Inc.(1)                      15,196,071
            143,300  Pharmion Corp.(1)                                   6,895,596
                                                                    --------------
                                                                       110,949,443
                                                                    --------------
CAPITAL MARKETS -- 3.9%
            366,700  Ameriprise Financial Inc.                          23,094,766
            168,100  GFI Group Inc.(1)                                  14,510,392
            771,700  Janus Capital Group Inc.                           26,631,367
            626,100  Lazard Ltd. Cl A                                   31,430,220
            555,200  Waddell & Reed Financial Inc.                      18,443,744
                                                                    --------------
                                                                       114,110,489
                                                                    --------------
CHEMICALS -- 3.5%
            195,339  CF Industries Holdings, Inc.                       17,170,298
            892,430  Monsanto Co.                                       87,127,941
                                                                    --------------
                                                                       104,298,239
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.7%
            259,852  Corrections Corp. of America(1)                     7,351,213
            187,300  Huron Consulting Group Inc.(1)                     13,088,524
                                                                    --------------
                                                                        20,439,737
                                                                    --------------
COMMUNICATIONS EQUIPMENT -- 1.2%
            496,000  Ciena Corp.(1)                                     23,738,560
            566,000  Foundry Networks, Inc.(1)                          11,965,240
                                                                    --------------
                                                                        35,703,800
                                                                    --------------
COMPUTERS & PERIPHERALS -- 3.4%
            460,227  Apple Inc.(1)                                      87,420,119
            289,500  SanDisk Corp.(1)                                   12,853,800
                                                                    --------------
                                                                       100,273,919
                                                                    --------------
CONSTRUCTION & ENGINEERING -- 4.1%
            400,990  Foster Wheeler Ltd.(1)                             59,446,768
            736,700  KBR, INC.(1)                                       31,589,696
            900,700  Quanta Services, Inc.(1)                           29,723,100
                                                                    --------------
                                                                       120,759,564
                                                                    --------------
CONTAINERS & PACKAGING -- 2.6%
          1,717,400  Owens-Illinois Inc.(1)                             76,286,908
                                                                    --------------

Shares                                                                       Value

DIVERSIFIED CONSUMER SERVICES -- 4.2%
            387,400  Apollo Group, Inc. Cl A(1)                       $ 30,705,324
            229,000  Capella Education Co.(1)                           14,198,000
            465,200  Career Education Corp.(1)                          16,626,248
            240,500  ITT Educational Services Inc.(1)                   30,589,195
            171,900  Strayer Education, Inc.                            32,052,474
                                                                    --------------
                                                                       124,171,241
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
            113,942  Golden Telecom Inc.                                11,787,300
                                                                    --------------
ELECTRIC UTILITIES -- 1.0%
          1,067,905  Reliant Energy, Inc.(1)                            29,388,746
                                                                    --------------
ELECTRICAL EQUIPMENT -- 3.1%
            231,800  First Solar Inc.(1)                                36,812,158
            672,200  JA Solar Holdings Co., Ltd. ADR(1)                 38,718,720
            181,500  Vestas Wind Systems AS ORD(1)                      16,369,420
                                                                    --------------
                                                                        91,900,298
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.4%
            388,323  Dolby Laboratories Inc. Cl A(1)                    16,099,872
            227,900  Itron Inc.(1)                                      24,496,971
                                                                    --------------
                                                                        40,596,843
                                                                    --------------
ENERGY EQUIPMENT & SERVICES -- 4.5%
            423,250  Aker Kvaerner ASA ORD                              14,852,916
            147,479  Cameron International Corp.(1)                     14,358,555
          2,055,900  Dresser-Rand Group Inc.(1)                         79,563,331
            321,800  National Oilwell Varco, Inc.(1)                    23,568,632
                                                                    --------------
                                                                       132,343,434
                                                                    --------------
FOOD PRODUCTS -- 1.9%
            491,700  Bunge Ltd.                                         56,638,923
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.2%
            247,500  Align Technology Inc.(1)                            5,123,250
            356,763  Hologic, Inc.(1)                                   24,234,911
            417,500  Immucor, Inc.(1)                                   13,464,375
            187,100  Mindray Medical International Ltd. ADR              7,439,096
            329,900  Varian Medical Systems, Inc.(1)                    16,089,223
                                                                    --------------
                                                                        66,350,855
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 5.2%
            814,300  Express Scripts, Inc.(1)                           51,382,330
          1,069,200  Medco Health Solutions Inc.(1)                    100,911,096
                                                                    --------------
                                                                       152,293,426
                                                                    --------------

------
7

Heritage
Shares                                                                       Value

HOTELS, RESTAURANTS & LEISURE -- 3.6%
            632,910  Bally Technologies, Inc.(1)                      $ 25,525,260
            174,394  Chipotle Mexican Grill Inc. Cl A(1)                24,240,766
            424,850  Las Vegas Sands Corp.(1)                           56,381,844
                                                                    --------------
                                                                       106,147,870
                                                                    --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.5%
            327,300  NRG Energy Inc.(1)                                 14,944,518
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 2.5%
          1,220,890  McDermott International, Inc.(1)                   74,547,543
                                                                    --------------
INTERNET & CATALOG RETAIL -- 1.1%
            344,341  Priceline.com Inc.(1)                              32,058,147
                                                                    --------------
INTERNET SOFTWARE & SERVICES -- 1.4%
            349,500  Equinix Inc.(1)                                    40,772,670
                                                                    --------------
IT SERVICES -- 0.3%
             46,400  MasterCard Inc. Cl A                                8,795,120
                                                                    --------------
LIFE SCIENCES TOOLS & SERVICES -- 3.1%
            270,365  Covance Inc.(1)                                    22,305,113
            481,200  Invitrogen Corp.(1)                                43,726,644
            437,400  Thermo Fisher Scientific Inc.(1)                   25,723,494
                                                                    --------------
                                                                        91,755,251
                                                                    --------------
MACHINERY -- 5.3%
          1,191,300  AGCO Corp.(1)                                      71,096,784
            213,975  Alfa Laval AB ORD                                  17,128,583
            857,942  Flowserve Corp.                                    67,743,100
                                                                    --------------
                                                                       155,968,467
                                                                    --------------
MEDIA -- 2.2%
            788,436  Liberty Global, Inc. Series A(1)                   30,946,113
            932,200  Liberty Global, Inc. Series C(1)                   34,193,096
                                                                    --------------
                                                                        65,139,209
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 0.5%
            320,900  Frontier Oil Corp.                                 14,694,011
                                                                    --------------
PHARMACEUTICALS -- 1.3%
            318,840  Shire plc ADR                                      23,960,826
            584,676  Shire plc ORD                                      14,627,706
                                                                    --------------
                                                                        38,588,532
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS -- 1.0%
            348,900  AMB Property Corp.                                 22,800,615
            312,974  DuPont Fabros Technology, Inc.(1)                   6,722,682
                                                                    --------------
                                                                        29,523,297
                                                                    --------------

Shares                                                                       Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.3%
          1,126,600  Cypress Semiconductor Corp.(1)                   $ 41,177,230
            214,600  LDK Solar Co., Ltd. ADR(1)                          8,500,306
            443,833  MEMC Electronic Materials Inc.(1)                  32,497,452
          1,259,150  NVIDIA Corp.(1)                                    44,548,727
            866,228  OmniVision Technologies, Inc.(1)                   19,186,950
            696,500  ON Semiconductor Corp.(1)                           7,104,300
            727,900  Semtech Corp.(1)                                   12,454,369
            446,300  Silicon Laboratories Inc.(1)                       19,503,310
                                                                    --------------
                                                                       184,972,644
                                                                    --------------
SOFTWARE -- 5.5%
          1,269,000  Activision, Inc.(1)                                30,011,850
            190,300  NAVTEQ Corp.(1)                                    14,691,160
            186,200  Nintendo Co., Ltd. ORD                            117,382,225
                                                                    --------------
                                                                       162,085,235
                                                                    --------------
SPECIALTY RETAIL -- 4.3%
          1,368,356  GameStop Corp. Cl A(1)                             81,034,042
            891,600  Guess?, Inc.                                       45,819,324
                                                                    --------------
                                                                       126,853,366
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.7%
            183,800  Crocs, Inc.(1)                                     13,739,050
            144,600  lululemon athletica inc.(1)                         7,695,612
                                                                    --------------
                                                                        21,434,662
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 4.0%
             81,536  Millicom International Cellular SA(1)               9,578,849
          1,856,702  NII Holdings, Inc.(1)                             107,688,716
                                                                    --------------
                                                                       117,267,565
                                                                    --------------
TOTAL COMMON STOCKS
(Cost $2,033,246,809)                                                2,917,250,329
                                                                    --------------

Temporary Cash Investments -- 1.0%

Repurchase Agreement, Morgan Stanley Group, Inc.,
(collateralized by various U.S. Treasury obligations,
7.125%-7.625%, 2/15/23-2/15/25, valued at $30,852,692),
in a joint trading account at 4.50%, dated 10/31/07,
due 11/1/07 (Delivery value $30,303,788)
(Cost $30,300,000)                                                      30,300,000
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $2,063,546,809)                                                2,947,550,329
                                                                    --------------
OTHER ASSETS AND LIABILITIES(2)                                            262,125
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $2,947,812,454
                                                                    ==============

------
8

Heritage

Forward Foreign Currency Exchange Contracts
                                  Settlement                       Unrealized Gain
       Contracts to Sell             Date                 Value             (Loss)
      54,357,440  AUD for USD      11/30/07         $50,551,946         $(564,844)
      66,937,200  DKK for USD      11/30/07          13,030,783           (94,559)
       5,514,664  GBP for USD      11/30/07          11,455,255           (99,955)
   6,384,110,000  JPY for USD      11/30/07          55,543,140            276,655
      61,963,800  NOK for USD      11/30/07          11,547,636              3,639
      86,959,440  SEK for USD      11/30/07          13,704,184           (79,089)
                                                   ------------      -------------
                                                   $155,832,944         $(558,153)
                                                   ============      =============

(Value on Settlement Date $155,274,791)

Notes to Schedule of Investments

ADR = American Depositary Receipt

AUD = Australian Dollar

DKK = Danish Krone

GBP = British Pound

JPY = Japanese Yen

NOK = Norwegian Krona

ORD = Foreign Ordinary Share

SEK = Swedish Krona

USD = United States Dollar

(1) Non-income producing.

(2) Category is less than 0.05% of total net assets.

As of October 31, 2007, securities with an aggregate value of $243,803,882, which represented 8.3% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
9

PERFORMANCE
New Opportunities II

Total Returns as of October 31, 2007
                                           Average Annual Returns
                                                         Since      Inception
                                  1 year    5 years    Inception       Date

INVESTOR CLASS                    35.22%    21.33%       12.93%       6/1/01

RUSSELL 2000 GROWTH INDEX(1)      16.73%    18.57%      6.40%(2)        --

Institutional Class
 Before redemption fee
                                    --        --       14.03%(4)
 Net of redemption fee(3)           --        --       11.75%(4)     5/18/07

A Class
 No sales charge*
                                  34.91%      --         22.27%
 With sales charge*               27.20%      --         20.78%      1/31/03

B Class
 No sales charge*
                                  33.84%      --         21.37%
 With sales charge*               29.84%      --         21.16%      1/31/03

C Class                           34.02%      --         21.46%      1/31/03

R Class
 Before redemption fee
                                    --        --        4.43%(4)
 Net of redemption fee(3)           --        --        2.35%(4)     9/28/07

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 5/31/01, the date nearest the Investor Class's inception for which data are available.

(3) Returns reflect the deduction of a 2.00% redemption fee, incurred if shares were redeemed within the first 180 days after purchase.

(4) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund's performance may be affected by investments in initial public offerings.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

New Opportunities II

Growth of $10,000 Over Life of Class

$10,000 investment made June 1, 2001

One-Year Returns Over Life of Class
Periods ended October 31
                      2001*       2002      2003    2004    2005      2006      2007
Investor Class        -9.60%     -8.19%    38.55%   9.39%  10.14%    16.52%    35.22%

Russell 2000
Growth Index         -19.01%    -21.57%    46.56%   5.53%  10.91%    17.07%    16.73%

* From 6/1/01, the Investor Class's inception date. Index data from 5/31/01, the date nearest the Investor Class's inception for which data are available.
Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund's performance may be affected by investments in initial public offerings.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

PORTFOLIO COMMENTARY
New Opportunities II

Portfolio Managers: Stafford Southwick and Matthew Ferretti

PERFORMANCE SUMMARY

New Opportunities II returned 35.22%* for the fiscal year ended October 31,
2007, well ahead of the 16.73% return of its benchmark, the Russell 2000
Growth Index. Performance during the period reflected the resurgence of small-cap growth stocks, which outperformed small-cap value issues by a sizable margin over the past 12 months after lagging for the previous three years.

Despite an increasingly volatile market environment, good stock selection in the industrials, consumer discretionary, and information technology sectors contributed the most to the portfolio's strong absolute performance. In addition, the market continued to reward companies with improving business fundamentals, accelerating earnings and revenue growth, and price momentum.

INDUSTRIALS ADDED VALUE

Eight of ten market sectors contributed positively to portfolio performance compared with the Russell 2000 Growth Index. By far, the industrials sector added the most value, contributing 7.5 percentage points of outperformance.
The top three relative performance contributors also came from this sector of the portfolio.

One of the main themes in the portfolio's industrials holdings was an emphasis on dry bulk carriers, which are large ships that carry dry goods--such as iron ore, coal, or grains--across oceans. Healthy demand from China led to increased port congestion and a shortage of ship capacity, which in turn boosted day rates (and profits) dramatically for dry bulk carriers. Our top contributors included Diana Shipping, which gained 215% for the reporting period, and DryShips, which returned about 650% from the time we bought the stock in December 2006.

Another theme was a substantial overweight in construction & engineering firms, which benefited from a sharp increase in global demand. The most notable contributor was construction services provider Foster Wheeler, which surged by 230% for the reporting period. The company consistently exceeded earnings expectations, benefiting from its exposure to the booming energy and power generation industries.

CONSUMER & TECHNOLOGY BOOSTED RESULTS

Aside from industrials, stock selection was most successful in the consumer discretionary and information technology sectors. The best performers in the consumer discretionary sector were apparel makers and internet retailers.
Online travel agent

Top Ten Holdings as of October 31, 2007
                                    % of net       % of net
                                  assets as of   assets as of
                                    10/31/07        4/30/07
Priceline.com Inc.                    1.9%           1.8%
Koppers Holdings Inc.                 1.5%           1.4%
Exterran Holdings, Inc.(1)            1.4%           0.2%
Kinetic Concepts Inc.                 1.4%           0.9%
Zoran Corp.                           1.4%            --
Deckers Outdoor Corp.                 1.4%           1.5%
Darling International Inc.            1.3%           1.3%
GFI Group Inc.                        1.2%           1.2%
optionsXpress Holdings, Inc.          1.2%            --
Brightpoint Inc.                      1.2%            --

(1) Exterran Holdings, Inc. acquired Hanover Compressor Co. on 8/20/07.

* All fund returns referenced in this commentary are for Investor Class shares.

------
12

New Opportunities II

Priceline.com benefited from its exposure to the nascent European market, where faster growth rates and better pricing helped the company surpass earnings expectations. Deckers Outdoor, which makes UGG boots and Teva sandals, enjoyed soaring sales, rising profit margins, and a push toward international expansion of its brands.

In the information technology sector, stock selection among software and
Internet-related stocks provided virtually all of the outperformance. Vasco
Data Security International, which makes authentication tokens for secure access to corporate networks, was the top contributor, benefiting from increased concerns about network data security.

FOREIGN STOCKS AND IPOS HELPED

The portfolio benefited from its exposure to foreign stocks, which generally produced better returns than the domestic market thanks to improving economic conditions overseas and a declining U.S. dollar. The portfolio's average weighting in international stocks was just under 9% for the reporting period.
Examples from the portfolio included Panamanian airline Copa Holdings,
Argentinean telecommunications company Nortel Inversora, and German carbon fiber producer SGL Carbon.

The portfolio also derived a portion of its returns from participating in a number of initial public offerings (IPOs). Among the more successful IPOs were digital marketing firm comScore, which went public on June 26, 2007, and architectural engineering firm Aecom Technology, which went public on May 9,
2007.

HEALTH CARE DETRACTED

The only sector to detract meaningfully from performance relative to the benchmark was health care. Cold and flu medication maker Matrixx Initiatives fell amid a milder-than-expected flu season last winter, while new product delays and weaker demand led to an earnings disappointment for contact lens maker Cooper. We sold the bulk of our positions in both stocks during the reporting period and eliminated our remaining holdings shortly after the end of the period.

STARTING POINT FOR NEXT REPORTING PERIOD

We continue to seek out companies with improving business fundamentals, accelerating earnings and revenue growth, and price momentum. As we head into the 2008 fiscal year, we are finding incrementally more stock ideas in the health care sector and fewer ideas in the industrials and materials sectors.

Top Five Industries as of October 31, 2007
                                              % of net        % of net
                                            assets as of    assets as of
                                              10/31/07         4/30/07
Chemicals                                       6.3%            3.3%
Oil, Gas & Consumable Fuels                     5.3%            1.9%
Health Care Equipment & Supplies                5.2%            7.3%
Software                                        5.0%            6.1%
Semiconductors & Semiconductor Equipment        4.8%            1.2%

Types of Investments in Portfolio
                                             % of net         % of net
                                           assets as of     assets as of
                                             10/31/07          4/30/07
Domestic Common Stocks                         88.0%            89.8%
Foreign Common Stocks(1)                       7.7%             10.1%
TOTAL COMMON STOCKS                            95.7%            99.9%
Temporary Cash Investments                     4.9%             1.4%
Other Assets and Liabilities                  (0.6)%           (1.3)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares

------
13

SCHEDULE OF INVESTMENTS
New Opportunities II

OCTOBER 31, 2007

Shares                                                                       Value

Common Stocks -- 95.7%

AEROSPACE & DEFENSE -- 3.2%
         30,010  Alliant Techsystems Inc.(1)                           $ 3,312,804
         14,314  EDO Corp.                                                 830,212
        115,882  Esterline Technologies Corp.(1)                         6,348,016
        129,046  Orbital Sciences Corp.(1)                               3,294,544
         44,568  Triumph Group, Inc.                                     3,548,504
                                                                      ------------
                                                                        17,334,080
                                                                      ------------
AUTO COMPONENTS -- 0.5%
        122,289  Cooper Tire & Rubber Co.                                2,724,599
                                                                      ------------
BEVERAGES -- 1.2%
        178,293  PepsiAmericas, Inc.                                     6,368,626
                                                                      ------------
BIOTECHNOLOGY -- 1.0%
        224,561  Cubist Pharmaceuticals Inc.(1)                          5,254,727
                                                                      ------------
CAPITAL MARKETS -- 4.1%
         82,178  FCStone Group, Inc.(1)                                  2,896,775
         78,571  GFI Group Inc.(1)                                       6,782,248
         51,364  HFF Inc. Cl A(1)                                          516,208
        226,976  optionsXpress Holdings, Inc.                            6,754,806
         94,154  Stifel Financial Corp.(1)                               5,343,240
                                                                      ------------
                                                                        22,293,277
                                                                      ------------
CHEMICALS -- 6.3%
         89,363  Airgas Inc.                                             4,510,151
         58,170  Arch Chemicals, Inc.                                    2,653,715
        319,554  Calgon Carbon Corp.(1)                                  4,761,355
         36,438  Flotek Industries Inc.(1)                               1,851,050
         50,751  ICO, Inc.(1)                                              734,874
        176,632  Koppers Holdings Inc.                                   7,913,115
         82,132  SGL Carbon AG ORD(1)                                    4,825,999
        125,164  Terra Industries Inc.(1)                                4,617,300
         55,469  Zoltek Companies, Inc.(1)                               2,454,503
                                                                      ------------
                                                                        34,322,062
                                                                      ------------
COMMERCIAL BANKS -- 0.9%
        204,772  BancorpSouth Inc.                                       4,967,769
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 3.0%
        327,092  Casella Waste Systems, Inc. Cl A(1)                     4,818,065
        101,993  Copart, Inc.(1)                                         3,914,491
         78,197  CRA International, Inc.(1)                              4,049,041
         61,053  FTI Consulting, Inc.(1)                                 3,315,178
                                                                      ------------
                                                                        16,096,775
                                                                      ------------

Shares                                                                       Value

COMMUNICATIONS EQUIPMENT -- 3.8%
        115,769  Blue Coat Systems, Inc.(1)                            $ 4,699,064
        156,962  Dycom Industries Inc.(1)                                4,434,177
        230,107  Foundry Networks, Inc.(1)                               4,864,461
        139,765  Globecomm Systems Inc.(1)                               2,157,972
        161,501  Plantronics, Inc.                                       4,417,052
                                                                      ------------
                                                                        20,572,726
                                                                      ------------
COMPUTERS & PERIPHERALS -- 1.8%
        106,837  Novatel Wireless, Inc.(1)                               2,777,762
        763,632  Quantum Corp.(1)                                        3,054,528
         76,224  Synaptics Inc.(1)                                       4,142,774
                                                                      ------------
                                                                         9,975,064
                                                                      ------------
CONSTRUCTION & ENGINEERING -- 1.3%
         77,606  Aecom Technology Corp.(1)                               2,620,755
         30,268  Foster Wheeler Ltd.(1)                                  4,487,231
                                                                      ------------
                                                                         7,107,986
                                                                      ------------
CONSUMER FINANCE -- 0.5%
        227,807  EZCORP, Inc.(1)                                         2,997,940
                                                                      ------------
CONTAINERS & PACKAGING -- 0.5%
         47,635  Greif, Inc. Cl A                                        3,029,586
                                                                      ------------
DIVERSIFIED CONSUMER SERVICES -- 0.7%
         72,304  DeVry Inc.                                              3,954,306
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.3%
        126,453  Cbeyond, Inc.(1)                                        4,946,841
        128,867  Maxcom Telecomunicaciones, SAB de CV ADR(1)             2,237,131
                                                                      ------------
                                                                         7,183,972
                                                                      ------------
ELECTRIC UTILITIES -- 1.1%
        220,602  Portland General Electric Co.                           6,209,946
                                                                      ------------
ELECTRICAL EQUIPMENT -- 2.1%
        103,783  American Superconductor Corp.(1)                        2,817,708
        237,530  GrafTech International Ltd.(1)                          4,489,317
         58,453  Woodward Governor Co.                                   3,916,351
                                                                      ------------
                                                                        11,223,376
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.2%
        412,025  Brightpoint Inc.(1)                                     6,674,805
         47,943  Itron Inc.(1)                                           5,153,393
         22,322  Spectrum Control Inc.(1)                                  383,269
                                                                      ------------
                                                                        12,211,467
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 1.4%
         91,112  Exterran Holdings, Inc.(1)                              7,671,630
                                                                      ------------

------
14

New Opportunities II

Shares                                                                       Value

FOOD & STAPLES RETAILING -- 1.0%
        107,041  Andersons Inc. (The)                                  $ 5,314,586
                                                                      ------------
FOOD PRODUCTS -- 3.1%
         86,327  Corn Products International Inc.                        3,672,351
        240,306  Cosan Ltd. Cl A(1)                                      3,051,886
        715,336  Darling International Inc.(1)                           7,196,280
         53,743  J.M. Smucker Co. (The)                                  2,871,488
                                                                      ------------
                                                                        16,792,005
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 5.2%
        100,920  Arthrocare Corp.(1)                                     6,543,653
         45,244  Cooper Companies, Inc. (The)                            1,900,248
        118,091  Immucor, Inc.(1)                                        3,808,435
        268,502  IRIS International Inc.(1)                              4,940,437
        126,578  Kinetic Concepts Inc.(1)                                7,607,337
         82,437  NuVasive, Inc.(1)                                       3,527,479
                                                                      ------------
                                                                        28,327,589
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 3.7%
        138,652  AMERIGROUP Corp.(1)                                     4,852,820
        546,400  Amil Participacoes SA ORD(1)                            5,129,187
         21,482  Chemed Corp.                                            1,231,348
        146,368  Providence Service Corp. (The)(1)                       4,653,039
        219,884  RehabCare Group, Inc.(1)                                4,560,394
                                                                      ------------
                                                                        20,426,788
                                                                      ------------
HEALTH CARE TECHNOLOGY -- 1.1%
        225,605  Omnicell Inc.(1)                                        5,955,972
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 1.9%
        226,465  Burger King Holdings, Inc.                              5,987,735
         61,181  Home Inns & Hotels Management Inc. ADR(1)               2,693,799
         60,102  Monarch Casino & Resort Inc.(1)                         1,838,520
                                                                      ------------
                                                                        10,520,054
                                                                      ------------
HOUSEHOLD DURABLES -- 1.1%
        166,885  Tupperware Brands Corp.                                 6,024,549
                                                                      ------------
INSURANCE -- 1.2%
        262,198  Universal American Financial Corp.(1)                   6,360,923
                                                                      ------------
INTERNET & CATALOG RETAIL -- 1.9%
        112,536  Priceline.com Inc.(1)                                  10,477,102
                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 3.2%
        127,719  Art Technology Group, Inc.(1)                             588,785
         97,880  Chordiant Software, Inc.(1)                             1,408,493
         91,910  comScore, Inc.(1)                                       3,369,421
        202,751  NaviSite, Inc.(1)                                       2,203,903

Shares                                                                       Value

        227,080  Switch & Data Facilities Co. Inc.(1)                  $ 4,468,934
        148,535  Vocus Inc.(1)                                           5,344,289
                                                                      ------------
                                                                        17,383,825
                                                                      ------------
IT SERVICES -- 2.2%
         74,268  CACI International Inc.(1)                              3,999,332
        120,258  Mantech International Corp. Cl A(1)                     4,781,458
         68,132  VeriFone Holdings Inc.(1)                               3,367,765
                                                                      ------------
                                                                        12,148,555
                                                                      ------------
LIFE SCIENCES TOOLS & SERVICES -- 1.9%
        114,513  Kendle International Inc.(1)                            4,618,309
        206,068  PerkinElmer, Inc.                                       5,670,992
                                                                      ------------
                                                                        10,289,301
                                                                      ------------
MACHINERY -- 3.1%
         76,825  EnPro Industries Inc.(1)                                3,150,593
         92,196  Manitowoc Co., Inc. (The)                               4,541,575
        111,983  Tennant Co.                                             5,281,119
         43,096  Valmont Industries, Inc.                                4,125,149
                                                                      ------------
                                                                        17,098,436
                                                                      ------------
MARINE -- 3.1%
        147,477  Diana Shipping Inc.                                     6,312,015
         48,634  DryShips Inc.                                           5,732,003
        145,262  Eagle Bulk Shipping Inc.                                4,951,982
                                                                      ------------
                                                                        16,996,000
                                                                      ------------
METALS & MINING -- 0.2%
         14,354  Schnitzer Steel Industries, Inc. Cl A                     948,369
                                                                      ------------
MULTI-INDUSTRY -- 2.3%
         37,322  iShares Dow Jones U.S. Financial Sector Index Fund      4,029,656
         72,691  iShares Dow Jones U.S. Healthcare Sector Index
                 Fund                                                    5,234,480
         42,824  iShares Dow Jones U.S. Real Estate Index Fund           3,292,737
                                                                      ------------
                                                                        12,556,873
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 5.3%
        105,763  Cabot Oil & Gas Corp.                                   4,197,733
         90,438  Clean Energy Fuels Corp.(1)                             1,617,031
        262,879  Concho Resources Inc.(1)                                5,123,512
        144,897  Encore Acquisition Co.(1)                               5,317,720
        131,681  Forest Oil Corp.(1)                                     6,398,381
         72,036  GMX Resources Inc.(1)                                   2,774,106
         57,119  Quicksilver Resources Inc.(1)                           3,255,783
                                                                      ------------
                                                                        28,684,266
                                                                      ------------

------
15

New Opportunities II

Shares                                                                       Value

PERSONAL PRODUCTS -- 1.1%
        248,128  American Oriental Bioengineering Inc.(1)              $ 3,416,722
         36,932  Chattem, Inc.(1)                                        2,744,048
                                                                      ------------
                                                                         6,160,770
                                                                      ------------
PHARMACEUTICALS -- 0.7%
         10,624  Matrixx Initiatives Inc.(1)                               183,901
        162,338  Obagi Medical Products Inc.(1)                          3,545,462
                                                                      ------------
                                                                         3,729,363
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.8%
        326,966  EMCORE Corp.(1)                                         3,527,963
        242,310  Microsemi Corp.(1)                                      6,447,869
        472,096  Microtune, Inc.(1)                                      2,846,739
        329,914  Semtech Corp.(1)                                        5,644,829
        295,799  Zoran Corp.(1)                                          7,542,874
                                                                      ------------
                                                                        26,010,274
                                                                      ------------
SOFTWARE -- 5.0%
        173,040  Aladdin Knowledge Systems Ltd.(1)                       4,144,308
        353,124  Aspen Technology, Inc.(1)                               6,158,483
        270,872  Lawson Software Inc.(1)                                 3,058,145
        264,494  Magma Design Automation, Inc.(1)                        3,938,316
         44,540  NetScout Systems, Inc.(1)                                 688,588
        158,031  PROS Holdings, Inc.(1)                                  2,841,397
        230,518  Taleo Corp. Cl A(1)                                     6,442,978
                                                                      ------------
                                                                        27,272,215
                                                                      ------------
SPECIALTY RETAIL -- 0.6%
        206,539  hhgregg, Inc.(1)                                        3,255,055
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS -- 2.9%
         57,269  Crocs, Inc.(1)                                          4,280,858
         53,051  Deckers Outdoor Corp.(1)                                7,415,999
         96,846  Warnaco Group Inc. (The)(1)                             3,940,664
                                                                      ------------
                                                                        15,637,521
                                                                      ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.8%
        193,175  Genesis Lease Ltd. ADR                                  4,238,260
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.4%
        350,804  Syniverse Holdings Inc.(1)                              5,854,918
        142,737  Virgin Mobile USA, Inc. Cl A(1)                         1,734,255
                                                                      ------------
                                                                         7,589,173
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $421,590,238)                                                    521,697,738
                                                                      ------------

Shares                                                                       Value

Temporary Cash Investments -- 4.9%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations,
2.375%-3.875%, 1/15/09-1/15/25, valued at $221,525), in a joint trading account at 4.47%, dated 10/31/07, due 11/1/07 (Delivery
value $200,025)                                                          $ 200,000

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 8.125%,
8/15/19, valued at $27,259,479), in a joint trading account at
4.47%, dated 10/31/07, due 11/1/07 (Delivery value $26,703,315)         26,700,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $26,900,000)                                                      26,900,000
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 100.6%
(Cost $448,490,238)                                                    548,597,738
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (0.6)%                                 (3,528,931)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $545,068,807
                                                                      ============

Notes to Schedule of Investments

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share

(1) Non-income producing.

As of October 31, 2007, securities with an aggregate value of $4,825,999, which represented 0.9% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
16

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
17

                                                    Expenses Paid
                       Beginning                       During
                        Account        Ending         Period(1)       Annualized
                         Value      Account Value     5/1/07 -         Expense
                         5/1/07       10/31/07        10/31/07         Ratio(1)
Heritage

ACTUAL

Investor Class           $1,000       $1,264.10         $5.71           1.00%

Institutional Class      $1,000       $1,265.50         $4.57           0.80%

A Class                  $1,000       $1,263.10         $7.13           1.25%

B Class                  $1,000     $1,060.40(2)      $1.86(3)          2.00%

C Class                  $1,000       $1,258.10        $11.38           2.00%

R Class                  $1,000     $1,060.90(2)      $1.40(3)          1.50%

HYPOTHETICAL

Investor Class           $1,000       $1,020.16         $5.09           1.00%

Institutional Class      $1,000       $1,021.17         $4.08           0.80%

A Class                  $1,000       $1,018.90         $6.36           1.25%

B Class                  $1,000     $1,015.12(4)      $10.16(4)         2.00%

C Class                  $1,000       $1,015.12        $10.16           2.00%

R Class                  $1,000     $1,017.64(4)      $7.63(4)          1.50%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) Ending account value based on actual return from September 28, 2007
(commencement of sale) through October 31, 2007.

(3) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 33, the number of days in the period from September 28, 2007
(commencement of sale) through October 31, 2007, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4) Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

------
18

                                                  Expenses Paid
                     Beginning       Ending      During Period(1)    Annualized
                   Account Value  Account Value      5/1/07 -          Expense
                      5/1/07        10/31/07         10/31/07         Ratio(1)
New Opportunities II

ACTUAL

Investor Class        $1,000        $1,177.50         $7.63             1.39%

Institutional
Class                 $1,000      $1,140.30(2)       $5.79(3)           1.19%

A Class               $1,000        $1,177.10         $9.00             1.64%

B Class               $1,000        $1,172.40         $13.09            2.39%

C Class               $1,000        $1,173.00         $13.09            2.39%

R Class               $1,000      $1,044.30(4)       $1.75(5)           1.89%

HYPOTHETICAL

Investor Class        $1,000        $1,018.20         $7.07             1.39%

Institutional
Class                 $1,000      $1,019.21(6)       $6.06(6)           1.19%

A Class               $1,000        $1,016.94         $8.34             1.64%

B Class               $1,000        $1,013.16         $12.13            2.39%

C Class               $1,000        $1,013.16         $12.13            2.39%

R Class               $1,000      $1,015.68(6)       $9.60(6)           1.89%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) Ending account value based on actual return from May 18, 2007
(commencement of sale) through October 31, 2007.

(3) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 166, the number of days in the period from May 18, 2007
(commencement of sale) through October 31, 2007, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4) Ending account value based on actual return from September 28, 2007
(commencement of sale) through October 31, 2007.

(5) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 33, the number of days in the period from September 28, 2007
(commencement of sale) through October 31, 2007, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(6) Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

------
19

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2007
                                                                               New
                                                       Heritage   Opportunities II
ASSETS

Total investment securities, at value
(cost of $2,063,546,809 and
$448,490,238, respectively)                     $2,947,550,329        $548,597,738

Cash                                                 4,087,199                  --

Receivable for investments sold                     33,774,082          14,608,853

Receivable for forward foreign currency
exchange contracts                                     280,294                  --

Receivable for capital shares sold                     316,765             158,952

Dividends and interest receivable                      251,849              15,946
                                                --------------    ----------------
                                                 2,986,260,518         563,381,489
                                                --------------    ----------------

LIABILITIES

Disbursements in excess of
demand deposit cash                                          --          2,757,020

Payable for investments purchased                    35,177,810         14,828,045

Payable for forward foreign currency
exchange contracts                                      838,447                 --

Payable for capital shares redeemed                      10,350             57,201

Accrued management fees                               2,349,980            610,953

Distribution fees payable                                11,700             12,821

Service fees (and distribution fees --
A Class and R Class) payable                             59,777             46,642
                                                 --------------   ----------------
                                                     38,448,064         18,312,682
                                                 --------------   ----------------

NET ASSETS                                       $2,947,812,454       $545,068,807
                                                 ==============   ================

See Notes to Financial Statements.

------
20

OCTOBER 31, 2007
                                                                               New
                                                       Heritage   Opportunities II
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)          $1,933,624,380       $619,936,487

Undistributed net investment income                     174,677                 --

Accumulated undistributed net realized gain
(loss) on investment and foreign currency
transactions                                        130,534,968      (174,972,876)

Net unrealized appreciation on investments
and translation of assets and liabilities in
foreign currencies                                  883,478,429        100,105,196
                                                 --------------    ---------------
                                                 $2,947,812,454       $545,068,807
                                                 ==============    ===============

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                       $2,478,451,872       $303,188,828

Shares outstanding                                  108,541,311         32,184,965

Net asset value per share                                $22.83              $9.42

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                         $155,884,902        $18,384,205

Shares outstanding                                    6,715,311          1,949,358

Net asset value per share                                $23.21              $9.43

A CLASS, $0.01 PAR VALUE

Net assets                                         $291,674,186       $202,515,012

Shares outstanding                                   13,037,122         21,609,987

Net asset value per share                                $22.37              $9.37

Maximum offering price (net asset value
divided by 0.9425)                                       $23.74              $9.94

B CLASS, $0.01 PAR VALUE

Net assets                                              $83,300         $4,548,591

Shares outstanding                                        3,651            491,738

Net asset value per share                                $22.82              $9.25

C CLASS, $0.01 PAR VALUE

Net assets                                          $21,691,666        $16,406,071

Shares outstanding                                    1,015,804          1,766,031

Net asset value per share                                $21.35              $9.29

R CLASS, $0.01 PAR VALUE

Net assets                                              $26,528            $26,100

Shares outstanding                                        1,162              2,772

Net asset value per share                                $22.83              $9.42

See Notes to Financial Statements.

------
21

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2007
                                                 Heritage     New Opportunities II
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes
withheld of $533,874 and $6,277,
respectively)                                  $6,347,689               $2,019,068

Interest                                        1,380,618                  397,480
                                             ------------            -------------
                                                7,728,307                2,416,548
                                             ------------            -------------

EXPENSES:

Management fees                                16,988,392                4,777,631

Distribution fees:

 A Class                                          221,183                       --

 B Class                                               35                   28,181

 C Class                                           51,393                   76,789

Service fees:

 A Class                                          221,183                       --

 B Class                                               12                    9,394

 C Class                                           17,131                   25,596

Distribution and service fees:

 A Class                                          102,220                  371,621

 R Class                                               11                       11

Directors' fees and expenses                       34,018                    8,906

Other expenses                                     25,782                    2,819
                                             ------------            -------------
                                               17,661,360                5,300,948
                                             ------------            -------------

NET INVESTMENT INCOME (LOSS)                  (9,933,053)              (2,884,400)
                                             ------------            -------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions (net of foreign
taxes withheld of $69,455 for Heritage)       156,047,528               27,581,027

Foreign currency transactions                 (9,779,239)                 (49,781)
                                             ------------            -------------
                                              146,268,289               27,531,246
                                             ------------            -------------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments                                   661,401,809               75,885,455

Translation of assets and liabilities
in foreign currencies                           (376,082)                  (2,303)
                                             ------------            -------------
                                              661,025,727               75,883,152
                                             ------------            -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)       807,294,016              103,414,398
                                             ------------            -------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    $797,360,963             $100,529,998
                                             ============            =============

See Notes to Financial Statements.

------
22

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006
                                            Heritage          New Opportunities II
                               2007             2006           2007           2006
INCREASE (DECREASE) IN NET ASSETS

Operations

Net investment
income (loss)          $(9,933,053)     $(2,593,589)   $(2,884,400)   $(1,115,766)

Net realized gain
(loss)                  146,268,289       77,033,288     27,531,246     13,290,224

Change in net
unrealized
appreciation
(depreciation)          661,025,727       61,077,072     75,883,152      4,065,418
                     --------------   --------------   ------------   ------------
Net increase
(decrease) in net
assets resulting
from operations         797,360,963      135,516,771    100,529,998     16,239,876
                     --------------   --------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized
gains:

 Investor
 Class                 (69,993,372)      (5,148,265)    (4,743,191)    (1,390,699)

 Institutional
 Class                  (3,848,774)        (270,958)             --             --

 A Class                (4,359,065)        (151,038)    (6,550,114)    (1,464,541)

 B Class                         --               --      (271,092)       (52,347)

 C Class                  (167,371)          (6,480)      (370,839)       (75,960)
                     --------------   --------------   ------------   ------------
Decrease in net
assets from
distributions          (78,368,582)      (5,576,741)   (11,935,236)    (2,983,547)
                     --------------   --------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS

Net increase
(decrease) in net
assets from
capital share
transactions          1,074,154,725      160,050,098    323,948,017     22,395,246
                     --------------   --------------   ------------   ------------

NET INCREASE
(DECREASE) IN NET
ASSETS                1,793,147,106      289,990,128    412,542,779     35,651,575

NET ASSETS

Beginning of
period                1,154,665,348      864,675,220    132,526,028     96,874,453
                     --------------   --------------   ------------   ------------
End of period        $2,947,812,454   $1,154,665,348   $545,068,807    132,526,028
                     ==============   ==============   ============   ============

Undistributed net
investment income          $174,677          $86,964             --             --
                     ==============   ==============   ============   ============

See Notes to Financial Statements.

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23

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Heritage Fund (Heritage) and New
Opportunities II Fund (New Opportunities II) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. Heritage pursues its objective by investing in companies that are medium-sized and smaller at the time of purchase that management believes will increase in value over time. New Opportunities II pursues its objective by investing in companies that are smaller-sized at the time of purchase that management believes will increase in value over time. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Heritage is authorized to issue the Investor Class, the
Institutional Class, the A Class (formerly Advisor Class), the B Class, the C
Class and the R Class. New Opportunities II is authorized to issue the
Investor Class, the Institutional Class, the A Class, the B Class, the C Class
and the R Class. The A Class may incur an initial sales charge. The A Class, B
Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of Heritage's B Class and R
Class commenced on September 28, 2007. Sale of New Opportunities II's
Institutional Class and R Class commenced on May 18, 2007 and September 28,
2007, respectively.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the
Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or
there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

EXCHANGE TRADED FUNDS -- The funds may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a

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24

portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees, which increase their cost.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

REDEMPTION -- Effective March 1, 2007, New Opportunities II may impose a 2.00%
redemption fee on shares held less than 180 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general

------
25

indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the A Class (formerly Advisor Class) shareholders of
Heritage approved a change in the class's fee structure. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007.
Effective September 4, 2007, the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for each class of Heritage is 1.00% for the
Investor Class, A Class, B Class, C Class and R Class. Prior to September 4,
2007, the A Class was 0.25% less at each point within the range for Heritage.
The annual management fee schedule for New Opportunities II ranges from 1.10%
to 1.50% for the Investor Class, A Class, B Class, C Class and R Class. The
Institutional Class of each fund is 0.20% less at each point within the range.

The effective annual management fee for each class of each fund for the year ended October 31, 2007 was as follows:

                          Investor, B, C & R   Institutional     A
Heritage                         1.00%             0.80%       0.82%
New Opportunities II             1.41%             1.21%       1.41%

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay
ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. Prior to September 4, 2007, the Board of Directors had adopted a
Master Distribution and Shareholder Services Plan for the A Class of Heritage,
pursuant to Rule 12b-1 of the 1940 Act, in which the A Class of Heritage paid
ACIS an annual distribution fee of 0.25% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B
Class, C Class and R Class shares. Prior to September 4, 2007, the service fee provided compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for A Class shares of Heritage. Fees incurred under the plans during the year ended October 31,
2007, are detailed in the Statement of Operations.

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26

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

Beginning in December 2006, the funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase
& Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
October 31, 2007, were as follows:

                                Heritage   New Opportunities II
Purchases                 $3,165,638,664           $770,295,680

Proceeds from sales       $2,218,672,201           $686,471,015

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                                         Year ended                     Year ended
                                October 31, 2007(1)               October 31, 2006
                            Shares           Amount         Shares          Amount
                                                                          Heritage
INVESTOR
CLASS/SHARES
AUTHORIZED             400,000,000                     400,000,000
                      ============                    ============
Sold                    55,747,908   $1,085,083,773     25,740,185    $398,912,831

Issued in
reinvestment of
distributions            4,258,562       67,285,282        340,144       4,950,050
Redeemed              (18,034,415)    (331,684,372)   (18,925,889)   (286,671,872)
                      ------------   --------------   ------------   -------------
                        41,972,055      820,684,683      7,154,440     117,191,009
                      ------------   --------------   ------------   -------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              40,000,000                      40,000,000
                      ============                    ============
Sold                     4,242,050       81,839,322      1,462,071      22,561,272

Issued in
reinvestment of
distributions              209,986        3,366,082         18,407         270,958
Redeemed               (1,347,922)     (25,109,011)    (1,038,001)    (15,838,812)
                      ------------   --------------   ------------   -------------
                         3,104,114       60,096,393        442,477       6,993,418
                      ------------   --------------   ------------   -------------
A CLASS/SHARES
AUTHORIZED             100,000,000                     100,000,000
                      ============                    ============
Sold                    11,013,744      210,428,398      3,672,246      55,416,145

Issued in
reinvestment of
distributions              280,594        4,352,011         10,538         151,008
Redeemed               (2,042,060)     (37,629,295)    (1,399,822)    (20,980,819)
                      ------------   --------------   ------------   -------------
                         9,252,278      177,151,114      2,282,962      34,586,334
                      ------------   --------------   ------------   -------------
B CLASS/SHARES
AUTHORIZED              35,000,000                             N/A
                      ============                    ============
Sold                         3,651           80,038
                      ------------   --------------
C CLASS/SHARES
AUTHORIZED              35,000,000                     100,000,000
                      ============                    ============
Sold                       920,436       17,272,099        161,096       2,332,876

Issued in
reinvestment of
distributions               10,254          152,781            409           5,689
Redeemed                  (72,875)      (1,307,383)       (73,118)     (1,059,228)
                      ------------   --------------   ------------   -------------
                           857,815       16,117,497         88,387       1,279,337
                      ------------   --------------   ------------   -------------
R CLASS/SHARES
AUTHORIZED              30,000,000                             N/A
                      ============                    ============
Sold                         1,162           25,000
                      ------------   --------------
Net increase
(decrease)              55,191,075   $1,074,154,725      9,968,266    $160,050,098
                      ============   ==============   ============   =============

(1) September 28, 2007 (commencement of sale) through October 31, 2007 for B
Class and R Class.

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27

                                          Year ended                    Year ended
                                 October 31, 2007(1)              October 31, 2006
                            Shares            Amount         Shares         Amount
New Opportunities II

INVESTOR
CLASS/SHARES
AUTHORIZED             165,000,000                      250,000,000
                      ============                     ============
Sold                    16,509,991      $136,035,975      1,441,400    $10,692,358

Issued in
connection with
acquisition (Note
8)                      11,629,055        90,241,770             --             --

Issued in
reinvestment of
distributions              485,199         3,454,628        170,452      1,227,252

Redeemed               (3,170,120)   (26,089,511)(2)    (1,274,866)    (9,437,141)
                      ------------    --------------   ------------   ------------
                        25,454,125       203,642,862        336,986      2,482,469
                      ------------    --------------   ------------   ------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              50,000,000                       50,000,000
                      ============                     ============
Sold                     1,988,404        17,346,574             --             --

Redeemed                  (39,046)      (344,012)(3)             --             --
                      ------------    --------------   ------------   ------------
                         1,949,358        17,002,562             --             --
                      ------------    --------------   ------------   ------------
A CLASS/SHARES
AUTHORIZED             100,000,000                       25,000,000
                      ============                     ============
Sold                     3,296,265        29,060,351      4,510,446     33,269,039

Issued in
connection with
acquisition (Note
8)                      13,909,669       107,660,863             --             --

Issued in
reinvestment of
distributions              908,837         6,452,744        200,465      1,439,338

Redeemed               (6,173,894)   (49,631,241)(4)    (2,174,195)   (16,057,123)
                      ------------    --------------   ------------   ------------
                        11,940,877        93,542,717      2,536,716     18,651,254
                      ------------    --------------   ------------   ------------
B CLASS/SHARES
AUTHORIZED              20,000,000                       25,000,000
                      ============                     ============
Sold                        76,866           633,968        125,112        916,866

Issued in
reinvestment of
distributions               36,631           258,250          6,983         49,789
Redeemed                  (73,135)         (565,516)       (37,490)      (268,592)
                      ------------    --------------   ------------   ------------
                            40,362           326,702         94,605        698,063
                      ------------    --------------   ------------   ------------
C CLASS/SHARES
AUTHORIZED              20,000,000                       25,000,000
                      ============                     ============
Sold                       629,498         5,317,298        224,661      1,650,605

Issued in
connection with
acquisition (Note
8)                         903,113         6,962,989             --             --

Issued in
reinvestment of
distributions               35,779           253,319          7,017         50,239

Redeemed                 (390,349)       (3,125,432)      (156,369)    (1,137,384)
                      ------------    --------------   ------------   ------------
                         1,178,041         9,408,174         75,309        563,460
                      ------------    --------------   ------------   ------------
R CLASS/SHARES
AUTHORIZED              20,000,000                              N/A
                      ============                     ============
Sold                         2,772            25,000
                      ------------    --------------
Net increase
(decrease)              40,565,535      $323,948,017      3,043,616    $22,395,246
                      ============    ==============   ============   ============

(1) May 18, 2007 and September 28, 2007 (commencement of sale) through October
31, 2007 for Institutional Class and R Class, respectively.

(2) Net of redemption fees of $26,104.

(3) Net of redemption fees of $5,237.

(4) Net of redemption fees of $7,198.

5. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during year ended
October 31, 2007.

6. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

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28

New Opportunities II's performance may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

New Opportunities II concentrates its investments in common stocks of small companies. Because of this, New Opportunities II may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

New Opportunities II's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years October 31, 2007 and
October 31, 2006 were as follows:

                                              Heritage        New Opportunities II
                                     2007         2006          2007          2006
DISTRIBUTIONS PAID FROM
Ordinary income                        --           --    $2,458,338    $1,381,083

Long-term capital gains       $78,368,582   $5,576,741    $9,476,898    $1,602,464

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As October 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                   Heritage   New Opportunities II
Federal tax cost of investments              $2,074,207,680           $449,345,169
                                            ===============       ================
Gross tax appreciation of investments          $878,353,726           $102,380,648

Gross tax depreciation of investments           (5,011,077)            (3,128,079)
                                            ---------------       ----------------
Net tax appreciation (depreciation) of
investments                                    $873,342,649            $99,252,569
                                            ===============       ================
Net tax appreciation (depreciation) on
derivatives and translation of assets
and liabilities in foreign currencies            $(350,417)               $(2,304)
                                            ---------------       ----------------
Net tax appreciation (depreciation)            $872,992,232            $99,250,265
                                            ===============       ================
Undistributed ordinary income                    $8,427,916                     --

Accumulated long-term gains                    $132,767,926             $4,754,935

Accumulated capital losses                               --         $(178,872,880)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, return of capital dividends and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The accumulated capital losses listed above for New Opportunities II represents net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers for New Opportunities II expire as follows:

            2011            2012            2013             2014
   $(13,145,846)   $(19,655,453)   $(42,248,002)   $(103,823,579)

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29

8. REORGANIZATION NOTE

On August 30, 2006, the Board of Directors of Kopp Emerging Growth (Emerging
Growth), one fund in a series issued by Kopp Funds, Inc., approved a plan of reorganization (the 2007 reorganization) pursuant to which New Opportunities
II acquired all of the assets of Emerging Growth in exchange for shares of equal value of New Opportunities II and the assumption by New Opportunities II of all liabilities of Emerging Growth. The financial statements and performance history of New Opportunities II will be carried over in the post-reorganization. The 2007 reorganization was approved by shareholders of
Emerging Growth on January 12, 2007. The 2007 reorganization was effective at the close of business on February 23, 2007.

The acquisition was accomplished by a tax-free exchange of shares. On February
23, 2007, Emerging Growth exchanged its shares for shares of New Opportunities
II as follows:

                                Shares                                   Shares
Original Fund/Class          Exchanged  New Fund/Class                 Received
Emerging Growth -                       New Opportunities II --
Investor Class               8,812,902  Investor Class               11,629,055
Emerging Growth -                       New Opportunities II --
A Class                     10,913,968  A Class                      13,909,669
Emerging Growth -                       New Opportunities II --
C Class                        743,919  C Class                         903,113

The net assets of Emerging Growth and New Opportunities II immediately before the acquisition were $204,865,622 and $157,082,448, respectively. Emerging
Growth's unrealized appreciation of $9,092,774 was combined with that of New
Opportunities II. Immediately after the acquisition, the combined net assets were $361,948,070. New Opportunities II acquired capital loss carryovers of
$(198,135,391) from Emerging Growth.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

New Opportunities II hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2007.

Heritage and New Opportunities II hereby designate $78,368,582 and $9,476,898 of capital gain distributions, respectively, for the fiscal year ended October
31, 2007.

For corporate taxpayers, ordinary income distributions paid during the fiscal year ended October 31, 2007, by New Opportunities II of $75,483 qualify for the corporate dividends received deduction.

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30

FINANCIAL HIGHLIGHTS
Heritage

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
                                       2007      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $15.58    $13.48    $10.76   $10.78     $9.11
                                    -------   -------   -------  -------   -------
Income From Investment Operations

 Net Investment Income
 (Loss)(1)                           (0.10)    (0.03)    (0.06)   (0.05)    (0.04)

 Net Realized and
 Unrealized Gain (Loss)                8.42      2.22      2.78     0.03      1.71
                                    -------   -------   -------  -------   -------
 Total From Investment
 Operations                            8.32      2.19      2.72   (0.02)      1.67
                                    -------   -------   -------  -------   -------
Distributions
 From Net Realized Gains             (1.07)    (0.09)        --       --        --
                                    -------   -------   -------  -------   -------
Net Asset Value, End of Period       $22.83    $15.58    $13.48   $10.76    $10.78
                                    =======   =======   =======  =======   =======

TOTAL RETURN(2)                      56.41%    16.26%    25.16%  (0.09)%    18.33%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    1.00%     1.00%     1.00%    1.00%     1.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets        (0.56)%   (0.22)%   (0.46)%  (0.44)%   (0.39)%

Portfolio Turnover Rate                128%      230%      236%     264%      129%

Net Assets, End of Period (in
millions)                            $2,478    $1,037      $801   $1,148    $1,227

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
31

Heritage

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
                                       2007      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $15.80    $13.63    $10.87   $10.86     $9.17
                                    -------   -------   -------  -------   -------
Income From Investment
Operations
 Net Investment Income
 (Loss)(1)                           (0.07)     --(2)    (0.03)   (0.03)    (0.01)
 Net Realized and Unrealized
 Gain (Loss)                           8.55      2.26      2.79     0.04      1.70
                                    -------   -------   -------  -------   -------
 Total From Investment
 Operations                            8.48      2.26      2.76     0.01      1.69
                                    -------   -------   -------  -------   -------
Distributions
 From Net Realized Gains             (1.07)    (0.09)        --       --        --
                                    -------   -------   -------  -------   -------
Net Asset Value, End of Period       $23.21    $15.80    $13.63   $10.87    $10.86
                                    =======   =======   =======  =======   =======

TOTAL RETURN(3)                      56.66%    16.59%    25.39%    0.09%    18.43%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    0.80%     0.80%     0.80%    0.80%     0.80%

Ratio of Net Investment Income
(Loss) to Average Net Assets        (0.36)%   (0.02)%   (0.26)%  (0.24)%   (0.19)%

Portfolio Turnover Rate                128%      230%      236%     264%      129%

Net Assets, End of Period (in
thousands)                         $155,885   $57,039   $43,192  $58,259   $73,735

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
32

Heritage

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31
                                       2007      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $15.32    $13.29    $10.64   $10.68     $9.05
                                    -------   -------   -------  -------   -------
Income From Investment
Operations

 Net Investment Income
 (Loss)(2)                           (0.15)    (0.08)    (0.09)   (0.07)    (0.06)

 Net Realized and
 Unrealized Gain (Loss)                8.27      2.20      2.74     0.03      1.69
                                    -------   -------   -------  -------   -------
 Total From Investment
 Operations                            8.12      2.12      2.65   (0.04)      1.63
                                    -------   -------   -------  -------   -------
Distributions

 From Net Realized Gains             (1.07)    (0.09)        --       --        --
                                    -------   -------   -------  -------   -------
Net Asset Value, End of Period       $22.37    $15.32    $13.29   $10.64    $10.68
                                    =======   =======   =======  =======   =======

TOTAL RETURN(3)                      56.05%    15.96%    24.91%  (0.37)%    18.01%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    1.25%     1.25%     1.25%    1.25%     1.25%

Ratio of Net Investment Income
(Loss) to Average
Net Assets                          (0.81)%   (0.47)%   (0.71)%  (0.69)%   (0.64)%

Portfolio Turnover Rate                128%      230%      236%     264%      129%

Net Assets, End of Period (in
thousands)                         $291,674   $57,995   $19,953  $15,623   $13,668

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
33

Heritage

B Class
For a Share Outstanding Throughout the Period Indicated
                                                                     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $21.52
                                                                  ----------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      (0.03)

 Net Realized and Unrealized Gain (Loss)                                1.33
                                                                  ----------
 Total From Investment Operations                                       1.30
                                                                  ----------
Net Asset Value, End of Period                                        $22.82
                                                                  ==========

TOTAL RETURN(3)                                                        6.04%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   2.00%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       (1.81)%(4)

Portfolio Turnover Rate                                              128%(5)

Net Assets, End of Period (in thousands)                                 $83

(1) September 28, 2007 (commencement of sale) through October 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
34

Heritage

C Class
For a Share Outstanding Throughout the Years Ended October 31
                                       2007      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $14.77    $12.91    $10.41   $10.54     $8.99
                                    -------   -------   -------  -------   -------
Income From Investment Operations

 Net Investment Income
 (Loss)(1)                           (0.29)    (0.18)    (0.17)   (0.15)    (0.13)

 Net Realized and
 Unrealized Gain (Loss)                7.94      2.13      2.67     0.02      1.68
                                    -------   -------   -------  -------   -------
 Total From Investment
 Operations                            7.65      1.95      2.50   (0.13)      1.55
                                    -------   -------   -------  -------   -------
Distributions

 From Net Realized Gains             (1.07)    (0.09)        --       --        --
                                    -------   -------   -------  -------   -------
Net Asset Value, End of Period       $21.35    $14.77    $12.91   $10.41    $10.54
                                    =======   =======   =======  =======   =======

TOTAL RETURN(2)                      54.88%    15.11%    24.02%  (1.23)%    17.24%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    2.00%     2.00%     2.00%    2.00%     2.00%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                          (1.56)%   (1.22)%   (1.46)%  (1.44)%   (1.39)%

Portfolio Turnover Rate                128%      230%      236%     264%      129%

Net Assets, End of Period (in
thousands)                          $21,692    $2,334      $898     $889      $872

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
35

Heritage

R Class
For a Share Outstanding Throughout the Period Indicated
                                                                     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $21.52
                                                                  ----------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      (0.02)

 Net Realized and Unrealized Gain (Loss)                                1.33
                                                                  ----------
 Total From Investment Operations                                       1.31
                                                                  ----------
Net Asset Value, End of Period                                        $22.83
                                                                  ==========

TOTAL RETURN(3)                                                        6.09%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   1.50%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       (1.22)%(4)

Portfolio Turnover Rate                                              128%(5)

Net Assets, End of Period (in thousands)                                 $27

(1) September 28, 2007 (commencement of sale) through October 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
36

New Opportunities II

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
                                       2007      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                                $7.63     $6.75     $6.29    $5.75     $4.15
                                   --------   -------   -------  -------   -------
Income From Investment
 Operations

 Net Investment Income
 (Loss)(1)                           (0.05)    (0.06)    (0.06)   (0.07)    (0.05)

 Net Realized and
 Unrealized Gain (Loss)                2.52      1.16      0.69     0.61      1.65
                                   --------   -------   -------  -------   -------
 Total From Investment
 Operations                            2.47      1.10      0.63     0.54      1.60
                                   --------   -------   -------  -------   -------
Distributions

 From Net Realized Gains             (0.68)    (0.22)    (0.17)       --        --
                                   --------   -------   -------  -------   -------
Net Asset Value, End of Period        $9.42     $7.63     $6.75    $6.29     $5.75
                                   ========   =======   =======  =======   =======

TOTAL RETURN(2)                      35.22%    16.52%    10.14%    9.39%    38.55%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    1.41%     1.50%     1.50%    1.50%     1.50%

Ratio of Net Investment Income
(Loss) to Average
Net Assets                          (0.70)%   (0.80)%   (0.93)%  (1.09)%   (1.11)%

Portfolio Turnover Rate                204%      299%      269%     255%      236%

Net Assets, End of Period (in
thousands)                         $303,189   $51,336   $43,157  $38,917   $32,512

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
37

New Opportunities II

Institutional Class
For a Share Outstanding Throughout the Period Indicated
                                                                     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                   $8.27
                                                                  ----------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      (0.03)

 Net Realized and Unrealized Gain (Loss)                                1.19
                                                                  ----------
 Total From Investment Operations                                       1.16
                                                                  ----------
Net Asset Value, End of Period                                         $9.43
                                                                  ==========

TOTAL RETURN(3)                                                       14.03%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   1.21%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       (0.65)%(4)

Portfolio Turnover Rate                                              204%(5)

Net Assets, End of Period (in thousands)                             $18,384

(1) May 18, 2007 (commencement of sale) through October 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
38

New Opportunities II

A Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                   2007      2006      2005      2004      2003(1)
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $7.59     $6.72     $6.26     $5.74        $4.15
                               --------   -------   -------   -------   ----------
Income From Investment
Operations

 Net Investment Income
 (Loss)(2)                       (0.07)    (0.08)    (0.08)    (0.08)       (0.05)

 Net Realized and
 Unrealized Gain (Loss)            2.51      1.16      0.70      0.60         1.64
                               --------   -------   -------   -------   ----------
 Total From Investment
 Operations                        2.44      1.08      0.62      0.52         1.59
                               --------   -------   -------   -------   ----------
Distributions

 From Net Realized Gains         (0.66)    (0.21)    (0.16)        --           --
                               --------   -------   -------   -------   ----------
Net Asset Value, End of
Period                            $9.37     $7.59     $6.72     $6.26        $5.74
                               ========   =======  ========   =======   ==========

TOTAL RETURN(3)                  34.91%    16.22%     9.91%     9.06%       38.31%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        1.66%     1.75%     1.75%     1.75%     1.75%(4)

Ratio of Net Investment
Income (Loss) to Average
Net Assets                      (0.95)%   (1.05)%   (1.18)%   (1.34)%   (1.47)%(4)

Portfolio Turnover Rate            204%      299%      269%      255%      236%(5)

Net Assets, End of Period
(in thousands)                 $202,515   $73,383   $47,937   $20,337         $891

(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
39

New Opportunities II

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                    2007      2006     2005      2004      2003(1)
PER-SHARE DATA

Net Asset Value, Beginning of
Period                             $7.49     $6.63    $6.18     $5.71        $4.15
                                 -------   -------  -------   -------   ----------
Income From Investment
Operations

 Net Investment Income
 (Loss)(2)                        (0.13)    (0.14)   (0.13)    (0.13)       (0.08)

 Net Realized and
 Unrealized Gain (Loss)             2.49      1.15     0.69      0.60         1.64
                                 -------   -------  -------   -------   ----------
 Total From Investment
 Operations                         2.36      1.01     0.56      0.47         1.56
                                 -------   -------  -------   -------   ----------
Distributions

 From Net Realized Gains          (0.60)    (0.15)   (0.11)        --           --
                                 -------   -------  -------   -------   ----------
Net Asset Value, End of Period     $9.25     $7.49    $6.63     $6.18        $5.71
                                 =======   =======  =======   =======   ==========

TOTAL RETURN(3)                   33.84%    15.46%    9.03%     8.23%       37.59%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets              2.41%     2.50%    2.50%     2.50%     2.50%(4)

Ratio of Net Investment
Income (Loss) to Average Net
Assets                           (1.70)%   (1.80)%  (1.93)%   (2.09)%   (2.20)%(4)

Portfolio Turnover Rate             204%      299%     269%      255%      236%(5)

Net Assets, End of Period (in
thousands)                        $4,549    $3,383   $2,367    $1,163         $215

(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
40

New Opportunities II

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                 2007      2006     2005      2004         2003(1)
PER-SHARE DATA

Net Asset Value, Beginning
of Period                       $7.52     $6.66    $6.20     $5.73           $4.15
                              -------   -------  -------   -------       ---------
Income From Investment
Operations

 Net Investment
 Income (Loss)(2)              (0.13)    (0.14)   (0.13)    (0.13)          (0.07)

 Net Realized and
 Unrealized Gain (Loss)          2.50      1.15     0.70      0.60            1.65
                              -------   -------  -------   -------       ---------
 Total From Investment
 Operations                      2.37      1.01     0.57      0.47            1.58
                              -------   -------  -------   -------       ---------
Distributions

 From Net Realized
 Gains                         (0.60)    (0.15)   (0.11)        --              --
                              -------   -------  -------   -------       ---------
Net Asset Value, End of
Period                          $9.29     $7.52    $6.66     $6.20           $5.73
                              =======   =======  =======   =======       =========

TOTAL RETURN(3)                34.02%    15.24%    9.16%     8.20%          38.07%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average Net
Assets                          2.41%     2.50%    2.50%     2.50%     2.22%(4)(5)

Ratio of Net Investment
Income (Loss) to Average
Net Assets                    (1.70)%   (1.80)%  (1.93)%   (2.09)%   (1.97)%(4)(5)

Portfolio Turnover Rate          204%      299%     269%      255%         236%(6)

Net Assets, End of Period
(in thousands)                $16,406    $4,424   $3,414    $1,294             $34

(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) During a portion of the period ended October 31, 2003, the distributor agreed to voluntarily waive the distribution and service fees. Had fees not been waived the annualized ratio of operating expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 2.50% and (2.25)%, respectively.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
41

New Opportunities II

R Class
For a Share Outstanding Throughout the Period Indicated
                                                                     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                   $9.02
                                                                    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      (0.01)

 Net Realized and Unrealized Gain (Loss)                                0.41
                                                                    --------
 Total From Investment Operations                                       0.40
                                                                    --------
Net Asset Value, End of Period                                         $9.42
                                                                    ========

TOTAL RETURN(3)                                                        4.43%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   1.91%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       (1.61)%(4)

Portfolio Turnover Rate                                              204%(5)

Net Assets, End of Period (in thousands)                                 $26

(1) September 28, 2007 (commencement of sale) through October 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Heritage Fund and New Opportunities
II Fund (the "Funds"), two of the mutual funds comprising American Century
Mutual Funds, Inc., as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 12, 2007

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43

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposals. The proposals received the required number of votes of the American Century Mutual Funds, Inc. or the applicable fund, depending on the proposal, and were adopted. A summary of voting results is listed below each proposal.

PROPOSAL 1:
To elect nine Directors to the Board of Directors of American Century Mutual
Funds, Inc. (the proposal was voted on by all shareholders of funds issued by
American Century Mutual Funds, Inc.).

James E. Stowers, Jr.       For:                15,577,264,186
                            Withhold:              426,100,888
                            Abstain:                         0
                            Broker Non-Vote:                 0

Jonathan S. Thomas          For:                15,599,601,708
                            Withhold:              403,763,366
                            Abstain:                         0
                            Broker Non-Vote:                 0

Thomas A. Brown             For:                15,605,490,524
                            Withhold:              397,874,550
                            Abstain:                         0
                            Broker Non-Vote:                 0

Andrea C. Hall              For:                15,604,361,764
                            Withhold:              399,003,310
                            Abstain:                         0
                            Broker Non-Vote:                 0

James A. Olson              For:                15,597,252,094
                            Withhold:              406,112,980
                            Abstain:                         0
                            Broker Non-Vote:                 0

Donald H. Pratt             For:                15,588,035,002
                            Withhold:              415,330,072
                            Abstain:                         0
                            Broker Non-Vote:                 0

Gale E. Sayers              For:                15,602,023,622
                            Withhold:              401,341,452
                            Abstain:                         0
                            Broker Non-Vote:                 0

M. Jeannine Strandjord      For:                15,588,213,409
                            Withhold:              415,151,665
                            Abstain:                         0
                            Broker Non-Vote:                 0

Timothy S. Webster          For:                15,609,206,162
                            Withhold:              394,158,912
                            Abstain:                         0
                            Broker Non-Vote:                 0

PROPOSAL 2:
To approve a change in the fee structure of the Advisor Class of Heritage.
This proposal was voted on by the Advisor Class shareholders of Heritage.

                                       Heritage
For:                                 37,952,388
Against:                              1,442,526
Abstain:                              1,471,138
Broker Non-Vote:                     12,445,460

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45

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century family of funds advised by ACIM or American Century Global Investment Management, Inc.
(ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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46

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc.; Retired Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUNDS: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB
Acquisition Group LLC (September 2006 to present); President and Chief
Executive Officer, American Italian Pasta Company (2001 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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47

OFFICERS

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century funds (1997 to
September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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48

APPROVAL OF MANAGEMENT AGREEMENTS
Heritage and New Opportunities II

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors (the "Directors") each year. At
American Century, this process is referred to as the "15(c) Process." As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Heritage and New Opportunities II (the
"funds") and the services provided to the funds under the management agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreements;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreements, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

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49

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreements under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreements, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreements, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

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50

At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the
15(c) Process comparing the funds' performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Heritage's performance for both the one- and three-year periods was above the median for its peer group. New Opportunities II's performance was above the median of its peer group for the one-year period and equal to the median for the three-year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreements, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services.

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51

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of Heritage was in the lowest quartile of the total expense ratios of its peer group. The unified fee charged to shareholders of New
Opportunities II was above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the funds and the advisor is fair and reasonable in light of the services provided and should be renewed.

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52

SHARE CLASS INFORMATION

Six classes of shares are authorized for sale by the funds: Investor Class,
Institutional Class, A Class, B Class, C Class and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of A Class, B Class, C Class and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The funds' prospectuses contain additional information regarding eligibility for Investor Class shares.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 5.75%
to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for Investor Class shares. A Class shares also are subject to a
0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B
Class shares automatically convert to A Class shares (with lower expenses)
eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

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53

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

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54

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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55

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

------
54

[back cover]

[CONTACT US

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AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

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©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0712
SH-ANN-57615S

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               October 31, 2007

[photo of winter]

New Opportunities Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

[photo of Jonathan Thomas]

JONATHAN THOMAS
President and CEO
American Century Companies, Inc.

To help you monitor your investment, my colleagues and I take pride in providing you with the annual report for the American Century® New
Opportunities Fund for the 12 months ended October 31, 2007. I am honored to be addressing you in the "Our Message" space long devoted to company founder
Jim Stowers, Jr. and his son Jim Stowers III.

Jim Stowers III stepped down from the ACC board in July 2007, his final step in a well-planned career transition to pursue new ventures outside the company. This reflected his family's support of our company's direction and the leadership team of American Century Investments.

The Stowers family remains an integral part of our heritage, leadership, and financial structure. In fact, Jim Stowers, Jr. continues as co-chair of the
American Century Companies, Inc. (ACC) board of directors with Richard Brown, who has been on the board since 1998.

American Century Investments, our clients, and our employees have been my top priority since I became company president and CEO in March, 2007. We have also added the executive talents of overall chief investment officer (CIO) Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you. We believe the ultimate measure of our performance is our clients' success. Therefore, our focus continues to be on building a long-term relationship with you and on delivering superior investment performance across our product line.

/s/Jonathan Thomas

[photo of James E. Stowers, Jr.]

JAMES E. STOWERS, JR.
Founder and Co-Chairman of the Board
American Century Companies, Inc.

[photo of Richard Brown]

RICHARD BROWN
Co-Chairman of the Board
American Century Companies, Inc.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

NEW OPPORTUNITIES

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

STOCK RETURNS, VOLATILITY UP

U.S. stocks produced double-digit gains for the 12 months ended October 31,
2007. Stocks rallied for much of the first half of the fiscal year, touching record highs in July, as the worldwide economic expansion drove strong corporate earnings. But the sub-prime mortgage crisis blossomed in late July and early August in the form of massive losses for banks, residential lenders, and firms that securitized these subprime loans. This crisis caused a sharp tightening of lending standards, removing the easy credit that propelled strong consumer spending and funded a record amount of leveraged buyouts. As a result, the U.S. stock market came under pressure late in the fiscal year.

By October, stock market volatility surged and credit markets seized up. To relieve the pressure, the Federal Reserve (the Fed) lowered its benchmark federal funds rate target in September and again in October -- the Fed's first rate cuts since June 2003. Markets rallied briefly at fiscal year-end, though there were concerns heading into November about the future course of corporate earnings.

GROWTH SHARES LED

Growth stocks led the market during the 12 months, outpacing value-oriented shares across all market capitalizations. That's because the deceleration in corporate earnings cast a brighter spotlight on the relative earnings power of growth companies, providing a favorable context for our growth portfolios and growth stocks in general. We took advantage of this favorable backdrop, enjoying a solid year of outperformance.

Looking at returns by sector, energy and materials performed best, supported by booming global demand for commodities. In contrast, the aforementioned credit crisis weakened consumer discretionary and financial shares -- the only two segments of the S&P 500 Index to decline during the period.

We expect a continued favorable environment for growth-stock investing:
interest rates are low, global growth continues to provide new markets for goods and services, and inflation remains contained.

U.S. Stock Index Returns
For the 12 months ended October 31, 2007

RUSSELL 1000 INDEX (LARGE-CAP)        15.03%
Russell 1000 Growth Index             19.23%
Russell 1000 Value Index              10.83%

RUSSELL MIDCAP INDEX                  15.24%
Russell Midcap Growth Index           19.72%
Russell Midcap Value Index             9.73%

RUSSELL 2000 INDEX (SMALL-CAP)         9.27%
Russell 2000 Growth Index             16.73%
Russell 2000 Value Index               2.05%

------
2

PERFORMANCE
New Opportunities

Total Returns as of October 31, 2007
                                            Average Annual Returns
                                                              Since     Inception
                               1 year   5 years   10 years  Inception      Date

NEW OPPORTUNITIES              33.23%    16.42%    10.07%     9.85%      12/26/96

RUSSELL 2000 GROWTH INDEX(1)   16.73%    18.57%    4.75%     5.79%(2)       --

(1) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 12/31/96, the date nearest the fund's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund's performance may be affected by investments in initial public offerings.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

New Opportunities

Growth of $10,000 Over 10 Years

$10,000 investment made October 31, 1997

One-Year Returns Over 10 Years
Periods ended October 31
                      1998     1999     2000    2001     2002     2003     2004    2005     2006     2007
New Opportunities    -10.17%  92.03%   83.28%  -53.81%  -16.46%  26.18%   0.00%   11.26%   14.39%   33.23%

Russell 2000
Growth Index         -15.86%  29.28%   16.16%  -31.50%  -21.57%  46.56%   5.53%   10.91%   17.07%   16.73%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund's performance may be affected by investments in initial public offerings.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
New Opportunities

Portfolio Managers: Stafford Southwick and Matthew Ferretti

PERFORMANCE SUMMARY

New Opportunities returned 33.23% for the fiscal year ended October 31, 2007, well ahead of the 16.73% return of its benchmark, the Russell 2000 Growth
Index. Performance during the period reflected the resurgence of small-cap growth stocks, which outperformed small-cap value issues by a sizable margin over the past 12 months after lagging for the previous three years.

Despite an increasingly volatile market environment, good stock selection in the industrials, consumer discretionary, and information technology sectors contributed the most to the portfolio's strong absolute performance. In addition, the market continued to reward companies with improving business fundamentals, accelerating earnings and revenue growth, and price momentum.

INDUSTRIALS ADDED VALUE

Eight of ten market sectors contributed positively to portfolio performance compared with the Russell 2000 Growth Index. By far, the industrials sector added the most value, contributing 7.5 percentage points of outperformance.
The top three relative performance contributors also came from this sector of the portfolio.

One of the main themes in the portfolio's industrials holdings was an emphasis on dry bulk carriers, which are large ships that carry dry goods -- such as iron ore, coal, or grains -- across oceans. Healthy demand from China led to increased port congestion and a shortage of ship capacity, which in turn boosted day rates (and profits) dramatically for dry bulk carriers. Our top contributors included Diana Shipping, which gained 215% for the reporting period, and DryShips, which returned about 650% from the time we bought the stock in December 2006.

CONSUMER & TECHNOLOGY BOOSTED RESULTS

Aside from industrials, stock selection was most successful in the consumer discretionary and information technology sectors. The best performers in the consumer discretionary sector were apparel makers and internet retailers.
Online travel agent Priceline.com benefited from its exposure to the nascent
European market, where faster growth rates and better pricing helped the company surpass earnings expectations.

On the apparel side, footwear companies generated the highest returns. Deckers
Outdoor, which makes UGG boots and Teva sandals, enjoyed soaring sales, rising profit margins, and a push toward international expansion of its brands. Crocs also rallied sharply thanks to the huge popularity of the company's ubiquitous shoes and sandals.

Top Ten Holdings as of October 31, 2007
                                          % of net       % of net
                                        assets as of   assets as of
                                          10/31/07        4/30/07
Priceline.com Inc.                          1.9%           2.2%
Koppers Holdings Inc.                       1.5%           1.3%
Exterran Holdings, Inc.(1)                  1.4%           0.2%
Zoran Corp.                                 1.4%            --
Kinetic Concepts Inc.                       1.4%           0.9%
Deckers Outdoor Corp.                       1.4%           1.6%
GFI Group Inc.                              1.3%           1.1%
Darling International Inc.                  1.3%           1.1%
Esterline Technologies Corp.                1.3%           0.8%
Universal American Financial Corp.          1.3%            --

(1) Exterran Holdings, Inc. acquired Hanover Compressor Co. on 8/20/07.

------
5

New Opportunities

In the information technology sector, stock selection among software and
Internet-related stocks provided virtually all of the outperformance. Vasco
Data Security International, which makes authentication tokens for secure access to corporate networks, was the top contributor, benefiting from increased concerns about network data security.

FOREIGN STOCKS AND IPOS HELPED

The portfolio benefited from its exposure to foreign stocks, which generally produced better returns than the domestic market thanks to improving economic conditions overseas and a declining U.S. dollar. The portfolio's average weighting in international stocks was just under 9% for the reporting period.
Examples from the portfolio included Panamanian airline Copa Holdings, South
American telecommunications company Telecom Argentina, and German carbon fiber producer SGL Carbon.

The portfolio also derived a portion of its returns from participating in a number of initial public offerings (IPOs). Among the more successful IPOs were digital marketing firm comScore, which went public on June 26, 2007, and architectural engineering firm Aecom Technology, which went public on May 9,
2007.

HEALTH CARE DETRACTED

The only sector to detract meaningfully from performance relative to the benchmark was health care. Cold and flu medication maker Matrixx Initiatives fell amid a milder-than-expected flu season last winter, while new product delays and weaker demand led to an earnings disappointment for contact lens maker Cooper. We sold the bulk of our positions in both stocks during the reporting period and eliminated our remaining holdings shortly after the end of the period.

STARTING POINT FOR NEXT REPORTING PERIOD

We continue to seek out companies with improving business fundamentals, accelerating earnings and revenue growth, and price momentum. As we head into the 2008 fiscal year, we are finding incrementally more stock ideas in the health care sector and fewer ideas in the industrials and materials sectors.

Top Five Industries as of October 31, 2007
                                                % of net       % of net
                                              assets as of   assets as of
                                                10/31/07        4/30/07
Chemicals                                         6.4%           3.3%
Oil, Gas & Consumable Fuels                       5.2%           1.8%
Health Care Equipment & Supplies                  5.2%           7.1%
Software                                          5.0%           5.9%
Semiconductors & Semiconductor Equipment          4.9%           1.4%

Types of Investments in Portfolio
                                                % of net       % of net
                                              assets as of   assets as of
                                                10/31/07        4/30/07
Domestic Common Stocks                            88.3%          89.4%
Foreign Common Stocks(1)                          7.7%           10.7%
TOTAL COMMON STOCKS                               96.0%         100.1%
Temporary Cash Investments                        4.4%           0.6%
Other Assets and Liabilities                     (0.4)%         (0.7)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                         Expenses
                                           Paid
                 Beginning     Ending     During
                  Account     Account     Period*   Annualized
                   Value       Value     5/1/07 -     Expense
                   5/1/07     10/31/07   10/31/07     Ratio*

Actual             $1,000    $1,173.70     $8.16       1.49%

Hypothetical       $1,000    $1,017.69     $7.58       1.49%

* Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
New Opportunities

OCTOBER 31, 2007

Shares                              ($ IN THOUSANDS)                         Value

Common Stocks -- 96.0%

AEROSPACE & DEFENSE -- 3.2%
         15,192  Alliant Techsystems Inc.(1)                               $ 1,677
          7,227  EDO Corp.                                                     419
         62,357  Esterline Technologies Corp.(1)                             3,416
         61,587  Orbital Sciences Corp.(1)                                   1,572
         20,819  Triumph Group, Inc.                                         1,658
                                                                          --------
                                                                             8,742
                                                                          --------
AUTO COMPONENTS -- 0.5%
         57,269  Cooper Tire & Rubber Co.                                    1,276
                                                                          --------
BEVERAGES -- 1.2%
         89,484  PepsiAmericas, Inc.                                         3,196
                                                                          --------
BIOTECHNOLOGY -- 1.0%
        110,524  Cubist Pharmaceuticals Inc.(1)                              2,586
                                                                          --------
CAPITAL MARKETS -- 4.3%
         41,300  FCStone Group, Inc.(1)                                      1,456
         41,865  GFI Group Inc.(1)                                           3,614
         25,450  HFF Inc. Cl A(1)                                              256
        113,284  optionsXpress Holdings, Inc.                                3,371
         54,240  Stifel Financial Corp.(1)                                   3,078
                                                                          --------
                                                                            11,775
                                                                          --------
CHEMICALS -- 6.4%
         42,849  Airgas Inc.                                                 2,163
         27,478  Arch Chemicals, Inc.                                        1,254
        160,951  Calgon Carbon Corp.(1)                                      2,398
         18,640  Flotek Industries Inc.(1)                                     947
         25,562  ICO, Inc.(1)                                                  370
         88,965  Koppers Holdings Inc.                                       3,986
         43,652  SGL Carbon AG ORD(1)                                        2,565
         66,361  Terra Industries Inc.(1)                                    2,448
         27,007  Zoltek Companies., Inc.(1)                                  1,195
                                                                          --------
                                                                            17,326
                                                                          --------
COMMERCIAL BANKS -- 0.9%
        100,717  BancorpSouth Inc.                                           2,443
                                                                          --------
COMMERCIAL SERVICES & SUPPLIES -- 2.8%
        157,622  Casella Waste Systems, Inc. Cl A(1)                         2,321
         48,268  Copart, Inc.(1)                                             1,853
         37,833  CRA International, Inc.(1)                                  1,959
         28,641  FTI Consulting, Inc.(1)                                     1,555
                                                                          --------
                                                                             7,688
                                                                          --------

Shares                              ($ IN THOUSANDS)                         Value

COMMUNICATIONS EQUIPMENT -- 3.8%
         57,272  Blue Coat Systems, Inc.(1)                                $ 2,325
         80,905  Dycom Industries Inc.(1)                                    2,286
        110,565  Foundry Networks, Inc.(1)                                   2,337
         67,920  Globecomm Systems Inc.(1)                                   1,049
         81,187  Plantronics, Inc.                                           2,220
                                                                          --------
                                                                            10,217
                                                                          --------
COMPUTERS & PERIPHERALS -- 1.8%
         53,811  Novatel Wireless, Inc.(1)                                   1,399
        369,537  Quantum Corp.(1)                                            1,478
         35,341  Synaptics Inc.(1)                                           1,921
                                                                          --------
                                                                             4,798
                                                                          --------
CONSTRUCTION & ENGINEERING -- 1.0%
         38,274  Aecom Technology Corp.(1)                                   1,293
         10,614  Foster Wheeler Ltd.(1)                                      1,573
                                                                          --------
                                                                             2,866
                                                                          --------
CONSUMER FINANCE -- 0.5%
        107,099  EZCORP, Inc. Cl A(1)                                        1,409
                                                                          --------
CONTAINERS & PACKAGING -- 0.5%
         22,138  Greif, Inc. Cl A                                            1,408
                                                                          --------
DIVERSIFIED CONSUMER SERVICES -- 0.7%
         34,941  DeVry Inc.                                                  1,911
                                                                          --------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.3%
         63,691  Cbeyond, Inc.(1)                                            2,492
         64,079  Maxcom Telecomunicaciones, SAB de CV ADR(1)                 1,112
                                                                          --------
                                                                             3,604
                                                                          --------
ELECTRIC UTILITIES -- 1.1%
        109,695  Portland General Electric Co.                               3,088
                                                                          --------
ELECTRICAL EQUIPMENT -- 2.2%
         56,212  American Superconductor Corp.(1)                            1,526
        121,506  GrafTech International Ltd.(1)                              2,297
         29,901  Woodward Governor Co.                                       2,003
                                                                          --------
                                                                             5,826
                                                                          --------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.3%
        204,881  Brightpoint Inc.(1)                                         3,319
         25,453  Itron Inc.(1)                                               2,736
         10,271  Spectrum Control Inc.(1)                                      176
                                                                          --------
                                                                             6,231
                                                                          --------
ENERGY EQUIPMENT & SERVICES -- 1.4%
         46,150  Exterran Holdings, Inc.(1)                                  3,886
                                                                          --------

------
9

New Opportunities

Shares                              ($ IN THOUSANDS)                         Value

FOOD & STAPLES RETAILING -- 1.0%
         52,683  Andersons Inc. (The)                                      $ 2,616
                                                                          --------
FOOD PRODUCTS -- 3.1%
         42,526  Corn Products International Inc.                            1,809
        117,359  Cosan Ltd. Cl A(1)                                          1,490
        353,049  Darling International Inc.(1)                               3,552
         27,135  J.M. Smucker Co. (The)                                      1,450
                                                                          --------
                                                                             8,301
                                                                          --------
HEALTH CARE EQUIPMENT & SUPPLIES -- 5.2%
         50,601  Arthrocare Corp.(1)                                         3,281
         20,627  Cooper Companies, Inc. (The)                                  866
         58,295  Immucor, Inc.(1)                                            1,880
        137,140  IRIS International Inc.(1)                                  2,523
         62,941  Kinetic Concepts Inc.(1)                                    3,783
         37,266  NuVasive, Inc.(1)                                           1,595
                                                                          --------
                                                                            13,928
                                                                          --------
HEALTH CARE PROVIDERS & SERVICES -- 3.7%
         68,945  AMERIGROUP Corp.(1)                                         2,413
        268,700  Amil Participacoes SA ORD(1)                                2,522
          8,628  Chemed Corp.                                                  495
         73,966  Providence Service Corp. (The)(1)                           2,351
        102,505  RehabCare Group, Inc.(1)                                    2,126
                                                                          --------
                                                                             9,907
                                                                          --------
HEALTH CARE TECHNOLOGY -- 1.1%
        112,589  Omnicell Inc.(1)                                            2,972
                                                                          --------
HOTELS, RESTAURANTS & LEISURE -- 2.0%
        119,495  Burger King Holdings, Inc.                                  3,160
         27,420  Home Inns & Hotels Management Inc. ADR(1)                   1,207
         29,886  Monarch Casino & Resort Inc.(1)                               914
                                                                          --------
                                                                             5,281
                                                                          --------
HOUSEHOLD DURABLES -- 1.1%
         82,243  Tupperware Brands Corp.                                     2,969
                                                                          --------
INSURANCE -- 1.3%
        139,970  Universal American Financial Corp.(1)                       3,396
                                                                          --------
INTERNET & CATALOG RETAIL -- 1.9%
         56,639  Priceline.com Inc.(1)                                       5,273
                                                                          --------
INTERNET SOFTWARE & SERVICES -- 3.3%
         58,000  Art Technology Group, Inc.(1)                                 267
         52,102  Chordiant Software, Inc.(1)                                   750
         46,293  comScore, Inc.(1)                                           1,697

Shares                              ($ IN THOUSANDS)                         Value

         91,056  NaviSite, Inc.(1)                                           $ 990
        112,917  Switch & Data Facilities Co. Inc.(1)                        2,222
         86,674  Vocus Inc.(1)                                               3,119
                                                                          --------
                                                                             9,045
                                                                          --------
IT SERVICES -- 2.1%
         33,853  CACI International Inc.(1)                                  1,823
         57,760  Mantech International Corp. Cl A(1)                         2,297
         33,341  VeriFone Holdings Inc.(1)                                   1,648
                                                                          --------
                                                                             5,768
                                                                          --------
LIFE SCIENCES TOOLS & SERVICES -- 1.9%
         57,156  Kendle International Inc.(1)                                2,305
        101,510  PerkinElmer, Inc.                                           2,794
                                                                          --------
                                                                             5,099
                                                                          --------
MACHINERY -- 3.1%
         37,218  EnPro Industries Inc.(1)                                    1,526
         45,792  Manitowoc Co., Inc. (The)                                   2,256
         56,294  Tennant Co.                                                 2,655
         21,502  Valmont Industries, Inc.                                    2,058
                                                                          --------
                                                                             8,495
                                                                          --------
MARINE -- 3.2%
         76,049  Diana Shipping Inc.                                         3,255
         24,183  DryShips Inc.                                               2,850
         76,384  Eagle Bulk Shipping Inc.                                    2,604
                                                                          --------
                                                                             8,709
                                                                          --------
METALS & MINING -- 0.2%
          7,164  Schnitzer Steel Industries, Inc. Cl A                         473
                                                                          --------
MULTI-INDUSTRY -- 2.4%
         19,518  iShares Dow Jones U.S. Financial Sector Index Fund          2,107
         36,519  iShares Dow Jones U.S. Healthcare Sector Index Fund         2,630
         21,716  iShares Dow Jones U.S. Real Estate Index Fund               1,670
                                                                          --------
                                                                             6,407
                                                                          --------
OIL, GAS & CONSUMABLE FUELS -- 5.2%
         52,137  Cabot Oil & Gas Corp.                                       2,069
         45,177  Clean Energy Fuels Corp.(1)                                   808
        133,771  Concho Resources Inc.(1)                                    2,607
         68,259  Encore Acquisition Co.(1)                                   2,505
         65,779  Forest Oil Corp.(1)                                         3,197
         34,573  GMX Resources Inc.(1)                                       1,331
         26,115  Quicksilver Resources Inc.(1)                               1,489
                                                                          --------
                                                                            14,006
                                                                          --------

------
10

New Opportunities

Shares                              ($ IN THOUSANDS)                         Value

PERSONAL PRODUCTS -- 1.0%
        113,890  American Oriental Bioengineering Inc.(1)                  $ 1,568
         16,782  Chattem, Inc.(1)                                            1,247
                                                                          --------
                                                                             2,815
                                                                          --------
PHARMACEUTICALS -- 0.7%
          4,978  Matrixx Initiatives Inc.(1)                                    86
         80,723  Obagi Medical Products Inc.(1)                              1,763
                                                                          --------
                                                                             1,849
                                                                          --------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.9%
        161,680  EMCORE Corp.(1)                                             1,745
        126,525  Microsemi Corp.(1)                                          3,367
        225,546  Microtune, Inc.(1)                                          1,360
        170,029  Semtech Corp.(1)                                            2,909
        149,578  Zoran Corp.(1)                                              3,814
                                                                          --------
                                                                            13,195
                                                                          --------
SOFTWARE -- 5.0%
         83,780  Aladdin Knowledge Systems Ltd.(1)                           2,007
        183,536  Aspen Technology, Inc.(1)                                   3,201
        133,012  Lawson Software Inc.(1)                                     1,502
        122,387  Magma Design Automation, Inc.(1)                            1,822
         22,148  NetScout Systems, Inc.(1)                                     342
         78,942  PROS Holdings, Inc.(1)                                      1,419
        115,105  Taleo Corp. Cl A(1)                                         3,217
                                                                          --------
                                                                            13,510
                                                                          --------
SPECIALTY RETAIL -- 0.6%
        100,990  hhgregg, Inc.(1)                                            1,592
                                                                          --------
TEXTILES, APPAREL & LUXURY GOODS -- 2.9%
         28,009  Crocs, Inc.(1)                                              2,094
         26,836  Deckers Outdoor Corp.(1)                                    3,751
         47,648  Warnaco Group Inc. (The)(1)                                 1,939
                                                                          --------
                                                                             7,784
                                                                          --------

Shares                              ($ IN THOUSANDS)                         Value

TRADING COMPANIES & DISTRIBUTORS -- 0.8%
         99,090  Genesis Lease Ltd. ADR                                    $ 2,174
                                                                          --------
WIRELESS TELECOMMUNICATION SERVICES -- 1.4%
        175,956  Syniverse Holdings Inc.(1)                                  2,937
         73,274  Virgin Mobile USA, Inc. Cl A(1)                               890
                                                                          --------
                                                                             3,827
                                                                          --------
TOTAL COMMON STOCKS
(Cost $209,126)                                                            259,667
                                                                          --------

Temporary Cash Investments -- 4.4%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 8.125%, 8/15/19, valued at $12,047), in a joint trading account at 4.47%, dated
10/31/07, due 11/1/07 (Delivery value $11,801)
(Cost $11,800)                                                              11,800
                                                                          --------
TOTAL INVESTMENT SECURITIES -- 100.4%
(Cost $220,926)                                                            271,467
                                                                          --------
OTHER ASSETS AND LIABILITIES -- (0.4)%                                     (1,039)
                                                                          --------
TOTAL NET ASSETS -- 100.0%                                                $270,428
                                                                          ========

Notes to Schedule of Investments

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share

(1) Non-income producing.

As of October 31, 2007, securities with an aggregate value of $2,565 (in thousands), which represented 0.9% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of
Directors.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)

ASSETS

Investment securities, at value (cost of $220,926)                        $271,467

Cash                                                                            52

Receivable for investments sold                                              7,281
                                                                         ---------
                                                                           278,800
                                                                         ---------

LIABILITIES

Payable for investments purchased                                            8,032

Accrued management fees                                                        340
                                                                         ---------
                                                                             8,372
                                                                         ---------

NET ASSETS                                                                $270,428
                                                                         =========

CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                                 300,000
                                                                         =========
Outstanding                                                                 31,528
                                                                         =========

NET ASSET VALUE PER SHARE                                                    $8.58
                                                                         =========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                                   $286,429

Accumulated net realized loss on investment and foreign currency
transactions                                                              (66,505)

Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies                                       50,504
                                                                         ---------
                                                                          $270,428
                                                                         =========

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

INVESTMENT INCOME (LOSS)

INCOME:

Dividends                                                                  $ 1,505

Interest                                                                       191
                                                                         ---------
                                                                             1,696
                                                                         ---------

EXPENSES:

Management fees                                                              3,765

Directors' fees and expenses                                                     5

Other expenses                                                                   8
                                                                         ---------
                                                                             3,778
                                                                         ---------

NET INVESTMENT INCOME (LOSS)                                               (2,082)
                                                                         ---------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment and foreign currency
transactions                                                                53,832

Change in net unrealized appreciation (depreciation) on investments
and translation of assets and liabilities in foreign currencies             20,464
                                                                         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                     74,296
                                                                         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $72,214
                                                                         =========

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)
Increase (Decrease) in Net Assets                                  2007       2006

OPERATIONS

Net investment income (loss)                                   $(2,082)   $(2,176)

Net realized gain (loss)                                         53,832     35,957
Change in net unrealized appreciation (depreciation)             20,464      (894)
                                                               --------   --------
Net increase (decrease) in net assets resulting from
operations                                                       72,214     32,887
                                                               --------   --------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                                        15,959     25,292

Payments for shares redeemed(1)                                (65,621)   (50,767)
                                                               --------   --------
Net increase (decrease) in net assets from capital share
transactions                                                   (49,662)   (25,475)
                                                               --------   --------

NET INCREASE (DECREASE) IN NET ASSETS                            22,552      7,412

NET ASSETS

Beginning of period                                             247,876    240,464
                                                               --------   --------
End of period                                                  $270,428   $247,876
                                                               ========   ========

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                              2,134      3,875

Redeemed                                                        (9,111)    (8,088)
                                                               --------   --------
Net increase (decrease) in shares of the fund                   (6,977)    (4,213)
                                                               ========   ========

(1) Net of redemption fees of $12 and $62, respectively.

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. New Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks of smaller-sized companies that management believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

------
15

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

EXCHANGE TRADED FUNDS -- The fund may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

REDEMPTION -- The fund may impose a 2.00% redemption fee on shares held less than 180 days. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and help cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 1.10% to 1.50%. The effective annual management fee for the fund for the year ended October 31, 2007 was
1.50%.

------
16

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC.

Beginning in December 2006, the fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase
& Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2007, were $499,243 and $559,163, respectively.

4. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a $500 million unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended
October 31, 2007.

5. RISK FACTORS

The fund concentrates its investments in common stocks of small companies.
Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks. The fund's performance may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

------
17

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

6. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
There were no distributions paid by the fund during the years ended October
31, 2007 and October 31, 2006.

As of October 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                           $221,066
                                                                         =========
Gross tax appreciation of investments                                      $52,035

Gross tax depreciation of investments                                      (1,634)
                                                                         ---------
Net tax appreciation (depreciation) of investments                         $50,401
                                                                         =========
Net tax appreciation (depreciation) on translation of assets and
liabilities in foreign currencies                                            $(37)
                                                                         ---------
Net tax appreciation (depreciation)                                        $50,364
                                                                         =========
Accumulated capital losses                                               $(66,365)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $(28,666) and
$(37,699) expire in 2008 and 2009, respectively.

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
18

FINANCIAL HIGHLIGHTS
New Opportunities

For a Share Outstanding Throughout the Years Ended October 31
                                   2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $6.44      $5.63     $5.06      $5.06      $4.01
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                   (0.07)     (0.06)    (0.06)     (0.06)     (0.04)

 Net Realized and
 Unrealized Gain
 (Loss)                            2.21       0.87      0.63       0.06       1.09
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations             2.14       0.81      0.57         --       1.05
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $8.58      $6.44     $5.63      $5.06      $5.06
                               ========   ========  ========   ========   ========

TOTAL RETURN(1)                  33.23%     14.39%    11.26%      0.00%     26.18%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             1.50%      1.50%     1.50%      1.49%      1.50%

Ratio of Net
Investment Income
(Loss ) to Average
Net Assets                      (0.83)%    (0.84)%   (0.98)%    (1.04)%    (0.98)%

Portfolio
Turnover Rate                      201%       298%      260%       269%       217%

Net Assets, End of
Period (in thousands)          $270,428   $247,876  $240,464   $273,555   $318,226

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

------
19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of New Opportunities Fund (the "Fund"), one of the mutual funds comprising American Century Mutual Funds, Inc., as of
October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New
Opportunities Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 12, 2007

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20

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Mutual Funds, Inc. and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect nine Directors to the Board of Directors of American Century Mutual
Funds, Inc. (the proposal was voted on by all shareholders of funds issued by
American Century Mutual Funds, Inc.).

James E. Stowers, Jr.       For:                15,577,264,186
                            Withhold:              426,100,888
                            Abstain:                         0
                            Broker Non-Vote:                 0

Jonathan S. Thomas          For:                15,599,601,708
                            Withhold:              403,763,366
                            Abstain:                         0
                            Broker Non-Vote:                 0

Thomas A. Brown             For:                15,605,490,524
                            Withhold:              397,874,550
                            Abstain:                         0
                            Broker Non-Vote:                 0

Andrea C. Hall              For:                15,604,361,764
                            Withhold:              399,003,310
                            Abstain:                         0
                            Broker Non-Vote:                 0

James A. Olson              For:                15,597,252,094
                            Withhold:              406,112,980
                            Abstain:                         0
                            Broker Non-Vote:                 0

Donald H. Pratt             For:                15,588,035,002
                            Withhold:              415,330,072
                            Abstain:                         0
                            Broker Non-Vote:                 0

Gale E. Sayers              For:                15,602,023,622
                            Withhold:              401,341,452
                            Abstain:                         0
                            Broker Non-Vote:                 0

M. Jeannine Strandjord      For:                15,588,213,409
                            Withhold:              415,151,665
                            Abstain:                         0
                            Broker Non-Vote:                 0

Timothy S. Webster          For:                15,609,206,162
                            Withhold:              394,158,912
                            Abstain:                         0
                            Broker Non-Vote:                 0

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21

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century family of funds advised by ACIM, or American Century Global Investment Management, Inc.
(ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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22

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc.; Retired Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB
Acquisition Group LLC (September 2006 to present); President and Chief
Executive Officer, American Italian Pasta Company (2001 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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23

OFFICERS

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century funds (1997 to
September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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24

APPROVAL OF MANAGEMENT AGREEMENT
New Opportunities

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning New Opportunities (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

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25

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

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26

At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund.
The Directors also review detailed performance information during the 15(c)
Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance fell below the median for both the one-
and three-year periods during part of the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

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27

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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28

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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29

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 100® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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30

NOTES

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31

NOTES

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[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

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American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0712
SH-ANN-57609S

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               October 31, 2007

[photo of winter]

Balanced Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

[photo of Jonathan Thomas]

JONATHAN THOMAS
President and CEO
American Century Companies, Inc.

To help you monitor your investment, my colleagues and I take pride in providing you with the annual report for the American Century® Balanced Fund for the 12 months ended October 31, 2007. I am honored to be addressing you in the "Our Message" space long devoted to company founder Jim Stowers, Jr. and his son Jim Stowers III.

Jim Stowers III stepped down from the ACC board in July 2007, his final step in a well-planned career transition to pursue new ventures outside the company. This reflected his family's support of our company's direction and the leadership team of American Century Investments.

The Stowers family remains an integral part of our heritage, leadership, and financial structure. In fact, Jim Stowers, Jr. continues as co-chair of the
American Century Companies, Inc. (ACC) board of directors with Richard Brown, who has been on the board since 1998.

American Century Investments, our clients, and our employees have been my top priority since I became company president and CEO in March, 2007. We have also added the executive talents of overall chief investment officer (CIO) Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you. We believe the ultimate measure of our performance is our clients' success. Therefore, our focus continues to be on building a long-term relationship with you and on delivering superior investment performance across our product line.

/s/Jonathan Thomas

[photo of James E. Stowers, Jr.]

JAMES E. STOWERS, JR.
Founder and Co-Chairman of the Board
American Century Companies, Inc.

[photo of Richard Brown]

RICHARD BROWN
Co-Chairman of the Board
American Century Companies, Inc.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Market Returns. . . . . . . . . . . . . . . . . . . . . . . . .      2

BALANCED

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS ROSE DESPITE INCREASE IN VOLATILITY

U.S. stocks produced double-digit gains for the 12 months ended October 31,
2007. The bulk of the market's gains occurred between late 2006 and mid-2007, driven by better-than-expected corporate earnings growth and robust merger activity, which continued at a brisk pace thanks to leveraged buy-outs from private equity firms.

After reaching all-time highs in mid-July, however, the major stock indexes reversed course, declining sharply as a meltdown in the subprime lending industry led to a credit crisis. Tighter lending standards crimped funding for leveraged buy-outs, removing an important leg of support for the stock market, and rising energy and commodity prices sparked inflation worries despite slowing economic activity.

As investors grew increasingly risk-averse, the Federal Reserve (the Fed)
lowered its discount rate in mid-August and federal funds rate target in both
September and October -- the Fed's first rate cuts since June 2003. The Fed's actions helped alleviate some of the credit and economic concerns, allowing the major stock indexes to stage an uneven but solid recovery during the last two months of the period.

A SHIFTING LANDSCAPE FOR BONDS

The U.S. bond market also advanced for the 12-month period as the economy downshifted and the Fed cut short-term interest rates. However, bond market volatility increased markedly as the subprime mortgage meltdown spread to the credit markets.

Although bond yields generally declined across the board, shorter-term yields fell the most -- the two-year Treasury note yield declined from 4.70% to
3.95%, reflecting the change in Fed rate policy. In contrast, longer-term yields fell modestly -- the 10-year Treasury bond yield edged down from 4.60%
to 4.47% -- as investors worried about the potential long-term inflation effects of the Fed rate cuts, higher energy and commodity prices, and a weaker dollar.

Treasury and government agency bonds generated the best returns in the bond market, benefiting from a flight to quality. Higher-quality mortgage-backed securities also held up well. Corporate bonds lagged, held back by growing concerns about credit quality.

U.S. Market Returns
For the 12 months ended October 31, 2007
STOCK INDICES
Russell 1000 Index (large-cap)              15.03%
Russell Midcap Index                        15.24%
Russell 2000 Index (small-cap)               9.27%
CITIGROUP US BOND MARKET INDICES
Broad Investment-Grade (multi-sector)        5.50%
Treasury                                     5.93%
Agency                                       5.78%
Mortgage                                     5.65%
Credit (investment-grade corporate)          4.69%

------
2

PERFORMANCE
Balanced

Total Returns as of October 31, 2007
                                        Average Annual Returns
                                                           Since     Inception
                           1 year   5 years   10 years   Inception     Date

INVESTOR CLASS              8.92%    10.20%     5.92%      9.06%     10/20/88

BLENDED INDEX              10.95%    10.18%     6.96%    10.32%(1)      --

S&P 500 INDEX(2)           14.56%    13.88%     7.10%    11.88%(1)      --

CITIGROUP US BROAD
INVESTMENT-GRADE
BOND INDEX                  5.50%    4.52%      5.95%     7.41%(1)      --

Institutional Class         9.07%    10.40%      --        4.25%      5/1/00

Advisor Class               8.65%    9.93%      5.65%      6.45%      1/6/97

(1) Since 10/31/88, the date nearest the Investor Class's inception for which data are available.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Balanced

Growth of $10,000 Over 10 Years

$10,000 investment made October 31, 1997

One-Year Returns Over 10 Years
Periods ended October 31
                 1998     1999     2000     2001      2002     2003     2004    2005    2006    2007
Investor Class  10.46%   12.03%   5.90%   -10.46%    -6.80%   15.92%   8.46%   6.89%   11.04%   8.92%

Blended index   17.47%   15.17%   6.84%   -10.54%    -6.64%   14.57%   7.99%   5.78%   11.83%  10.95%

S&P 500 Index   21.99%   25.67%   6.09%   -24.90%   -15.11%   20.80%   9.42%   8.72%   16.34%  14.56%

Citigroup US
Broad
Investment-Grade
Bond Index       9.40%    0.49%   7.28%    14.61%    5.75%     4.99%   5.70%   1.24%   5.24%    5.50%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
Balanced

Equity Portfolio Managers: Bill Martin, Tom Vaiana, Fei Zou
Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, Jim Keegan, Jeff
Houston, Hando Aguilar, Brian Howell, John Walsh, Dan Shiffman, Jim Platz, and
Seth Plunkett

PERFORMANCE SUMMARY

Balanced returned 8.92%* for the fiscal year ended October 31, 2007, compared with the 10.95% return of its benchmark (a blended index consisting of 60% S&P
500 Index and 40% Citigroup US Broad Investment-Grade [BIG] Bond Index).

Both the fund and the benchmark enjoyed solid returns thanks to double-digit gains for stocks and a moderate advance for bonds. The portfolio's equity component trailed the S&P 500 for the reporting period and was primarily responsible for the fund's overall underperformance versus its benchmark. The fixed-income portion of the portfolio modestly outperformed the Citigroup BIG
Index. (It's worth noting that the fund's results reflected operating expenses, while the benchmark's return did not.)

STOCK COMPONENT LAGGED

The stock portion of the Balanced portfolio underperformed the S&P 500, largely because of stock selection in the information technology and health care sectors.

Stock choices among computer hardware makers and Internet-related companies detracted the most from relative results in the information technology sector.
An overweight position in printer manufacturer Lexmark International hurt performance as the company reported disappointing profits and lowered its earnings outlook amid tougher price competition and higher operating costs.

Health care providers and bio-technology stocks were the main contributors to underperformance in the health care sector. The portfolio's biggest individual detractor from relative performance was biotechnology firm Amgen, which faced a challenging regulatory and competitive environment for its top-selling drug.

On the positive side, the fund's foreign stocks contributed meaningfully to performance. In addition, stock selection added value in the energy and materials sectors; five of the top six relative performance contributors came from these two sectors. Chemicals stocks were

Balanced's Top Ten Stock Holdings as of October 31, 2007
                                            % of              % of
                                      equity holdings    S&P 500 Index
Exxon Mobil Corp.                           5.5%              3.7%
International Business
Machines Corp.                              3.1%              1.2%
Johnson & Johnson                           2.9%              1.4%
Hewlett-Packard Co.                         2.8%              1.0%
Citigroup Inc.                              2.8%              1.5%
ConocoPhillips                              2.6%              1.0%
JPMorgan Chase & Co.                        2.6%              1.2%
Walt Disney Co. (The)                       2.0%              0.5%
Intel Corp.                                 2.0%              1.2%
Lockheed Martin Corp.                       1.9%              0.3%

Balanced's Top Five Stock Industries as of October 31, 2007
                                            % of              % of
                                      equity holdings    S&P 500 Index
Oil, Gas & Consumable Fuels                11.1%              9.4%
Diversified Financial Services              7.1%              5.1%
Media                                       4.9%              2.8%
IT Services                                 4.8%              2.0%
Computers & Peripherals                     4.8%              3.5%

*All fund returns referenced in this commentary are for Investor Class shares.

------
5

Balanced

the best performers in the materials sector, led by Lyondell Chemical, which agreed to be acquired at a premium by Dutch chemicals company Basell
International Holdings in July 2007. The top contributor in the energy sector was Canadian oil and natural gas producer EnCana, which benefited from higher refining profit margins as gas and oil prices surged.

FIXED-INCOME BOOSTED RESULTS

The portfolio's bond component advanced and modestly outpaced the return of the Citigroup BIG Index during the reporting period, with much of the outperformance occurring over the last six months.

A defensive position with regard to sector allocation contributed favorably to relative performance. The portfolio benefited from an underweight position in corporate bonds -- to protect against increasing event and credit risk -- as corporate securities lagged other sectors of the bond market. In addition, a shift to an overweight position in Treasury bonds added value as a flight to quality boosted Treasury bonds in the last few months of the period.

The portfolio's mortgage-backed securities, which represented the largest sector weighting in the bond component, produced mixed results. Bonds backed by fixed-rate mortgages held up well despite the meltdown in the subprime mortgage market. In contrast, spillover fears from the residential subprime mess and a sharp increase in supply weighed on the performance of commercial mortgage-backed securities.

A steeper yield curve provided a lift to performance as the bond portion of the portfolio was positioned to benefit from a wider gap between short- and long-term interest rates. During the reporting period, short-term rates fell substantially, while longer-term rates declined modestly.

STARTING POINT FOR NEXT REPORTING PERIOD

Both the stock and bond markets experienced increased volatility in recent months, and this appears likely to continue as we move into 2008. The ripple effects of the subprime mortgage fiasco on the rest of the economy are still playing out, leading to considerable uncertainty about the economic environment. In addition, the Federal Reserve provided a balanced outlook following its most recent interest rate cut, suggesting that the Fed may be on hold in the coming months.

We will continue to focus on our disciplined investment approaches for both the stock and bond components of the portfolio, seeking to take advantage of investment opportunities created by the volatile market environment.

Key Fixed-Income Portfolio Statistics
                                                 As of            As of
                                               10/31/07          4/30/07
Weighted Average Maturity                      4.5 years        4.4 years
Average Duration (Effective)                   5.0 years        4.6 years

Types of Investments in Portfolio
                                               % of fund        % of fund
                                              investments      investments
                                                 as of            as of
                                               10/31/07          4/30/07
Common Stocks                                    52.8%            50.2%
Mortgage- & Asset-Backed Securities              18.2%            17.5%
U.S. Treasury Securities                         9.0%              6.7%
Corporate Bonds                                  5.8%              4.7%
U.S. Government Agency Securities                2.4%              5.4%
Other                                            0.2%              0.2%
Temporary Cash Investments                       1.7%              2.2%
Temporary Cash Investments - Securities
Lending Collateral                               9.9%             13.1%

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                     Expenses Paid
                      Beginning         Ending       During Period*    Annualized
                    Account Value   Account Value       5/1/07 -        Expense
                        5/1/07         10/31/07         10/31/07         Ratio*
ACTUAL

Investor Class          $1,000        $1,026.20          $4.60           0.90%

Institutional
Class                   $1,000        $1,027.20          $3.58           0.70%

Advisor Class           $1,000        $1,024.90          $5.87           1.15%

HYPOTHETICAL

Investor Class          $1,000        $1,020.67          $4.58           0.90%

Institutional
Class                   $1,000        $1,021.68          $3.57           0.70%

Advisor Class           $1,000        $1,019.41          $5.85           1.15%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Balanced

OCTOBER 31, 2007

Shares/Principal Amount             ($ IN THOUSANDS)                         Value

Common Stocks -- 60.3%

AEROSPACE & DEFENSE -- 1.4%
     15,703  Boeing Co.                                                    $ 1,547
      3,813  Cubic Corp.                                                       172
     69,359  Lockheed Martin Corp.                                           7,632
                                                                         ---------
                                                                             9,351
                                                                         ---------
AIR FREIGHT & LOGISTICS -- 0.5%
      5,054  C.H. Robinson Worldwide Inc.                                      252
      9,126  FedEx Corporation                                                 943
     31,089  United Parcel Service, Inc. Cl B                                2,335
                                                                         ---------
                                                                             3,530
                                                                         ---------
AIRLINES(1)
     21,568  Southwest Airlines Co.                                            306
                                                                         ---------
AUTO COMPONENTS -- 0.3%
     17,523  Magna International Inc. Cl A                                   1,660
                                                                         ---------
AUTOMOBILES -- 0.2%
    117,200  Ford Motor Co.(2)                                               1,040
                                                                         ---------
BEVERAGES -- 1.0%
     83,798  Coca-Cola Enterprises Inc.                                      2,163
     75,958  Pepsi Bottling Group Inc.                                       3,272
     21,011  PepsiAmericas, Inc.                                               751
                                                                         ---------
                                                                             6,186
                                                                         ---------
BIOTECHNOLOGY -- 1.0%
     37,043  Biogen Idec Inc.(2)                                             2,757
      1,583  Cubist Pharmaceuticals Inc.(2)                                     37
     76,771  Gilead Sciences, Inc.(2)                                        3,547
                                                                         ---------
                                                                             6,341
                                                                         ---------
BUILDING PRODUCTS(1)
      4,714  Goodman Global, Inc.(2)                                           116
                                                                         ---------
CAPITAL MARKETS -- 2.2%
     18,785  Goldman Sachs Group, Inc. (The)                                 4,657
     99,371  Morgan Stanley                                                  6,684
     33,442  State Street Corp.                                              2,668
                                                                         ---------
                                                                            14,009
                                                                         ---------
CHEMICALS -- 0.6%
        783  Celanese Corp., Series A                                           33
      5,306  CF Industries Holdings, Inc.                                      466
     52,023  Mosaic Co. (The)(2)                                             3,631
                                                                         ---------
                                                                             4,130
                                                                         ---------
COMMERCIAL BANKS -- 0.7%
      8,073  Royal Bank of Canada                                              478
    118,706  Wells Fargo & Co.                                               4,037
                                                                         ---------
                                                                             4,515
                                                                         ---------

Shares/Principal Amount             ($ IN THOUSANDS)                         Value

COMMERCIAL SERVICES & SUPPLIES -- 0.4%
     62,230  Deluxe Corp.                                                  $ 2,511
      6,124  Republic Services, Inc.                                           209
                                                                         ---------
                                                                             2,720
                                                                         ---------
COMMUNICATIONS EQUIPMENT -- 1.4%
    217,574  Cisco Systems Inc.(2)                                           7,193
     50,934  QUALCOMM Inc.                                                   2,176
                                                                         ---------
                                                                             9,369
                                                                         ---------
COMPUTERS & PERIPHERALS -- 2.9%
     31,887  Apple Inc.(2)                                                   6,057
    215,073  Hewlett-Packard Co.                                            11,115
     54,512  Seagate Technology                                              1,518
                                                                         ---------
                                                                            18,690
                                                                         ---------
CONSTRUCTION & ENGINEERING -- 0.5%
     43,936  Chicago Bridge & Iron Company New York Shares                   2,196
      3,916  EMCOR Group Inc.(2)                                               135
      4,859  Fluor Corp.                                                       768
                                                                         ---------
                                                                             3,099
                                                                         ---------
CONSUMER FINANCE -- 0.9%
     74,563  American Express Co.                                            4,544
     51,947  Discover Financial Services                                     1,003
                                                                         ---------
                                                                             5,547
                                                                         ---------
CONTAINERS & PACKAGING -- 0.3%
     15,595  Owens-Illinois Inc.(2)                                            693
     43,749  Rock-Tenn Co. Cl A                                              1,275
                                                                         ---------
                                                                             1,968
                                                                         ---------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
     18,664  Sotheby's                                                       1,011
                                                                         ---------
DIVERSIFIED FINANCIAL SERVICES -- 4.3%
    141,106  Bank of America Corp.(5)                                        6,813
    263,288  Citigroup Inc.(5)                                              11,031
    217,025  JPMorgan Chase & Co.(5)                                        10,200
                                                                         ---------
                                                                            28,044
                                                                         ---------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.4%
    149,658  AT&T Inc.                                                       6,255
      2,525  CenturyTel Inc.                                                   111
     55,507  Verizon Communications Inc.                                     2,557
                                                                         ---------
                                                                             8,923
                                                                         ---------
ELECTRIC UTILITIES -- 1.5%
      6,913  Edison International                                              402
     44,109  Entergy Corp.                                                   5,288
     14,505  FPL Group, Inc.                                                   992
    116,440  Reliant Energy, Inc.(2)                                         3,204
                                                                         ---------
                                                                             9,886
                                                                         ---------

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9

BALANCED

Shares/Principal Amount             ($ IN THOUSANDS)                         Value

ELECTRICAL EQUIPMENT -- 0.3%
      5,291  Emerson Electric Co.                                            $ 277
     73,630  GrafTech International Ltd.(2)                                  1,391
                                                                         ---------
                                                                             1,668
                                                                         ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.2%
     37,071  Avnet, Inc.(2)                                                  1,547
                                                                         ---------
ENERGY EQUIPMENT & SERVICES -- 1.4%
      4,426  Cameron International Corp.(2)                                    431
     14,063  Halliburton Co.                                                   554
     88,464  National Oilwell Varco, Inc.(2)                                 6,479
     19,588  Schlumberger Ltd.                                               1,892
                                                                         ---------
                                                                             9,356
                                                                         ---------
FOOD & STAPLES RETAILING -- 1.0%
    220,886  Kroger Co. (The)                                                6,492
                                                                         ---------
FOOD PRODUCTS -- 0.4%
     46,049  General Mills, Inc.                                             2,658
                                                                         ---------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.2%
    124,264  Baxter International Inc.                                       7,457
     66,691  Becton, Dickinson & Co.                                         5,566
     15,255  Mettler-Toledo International, Inc.(2)                           1,622
                                                                         ---------
                                                                            14,645
                                                                         ---------
HEALTH CARE PROVIDERS & SERVICES -- 0.8%
      1,388  AMERIGROUP Corp.(2)                                                49
     17,368  Express Scripts, Inc.(2)                                        1,096
     50,236  Humana Inc.(2)                                                  3,765
     23,313  WellCare Health Plans Inc.(2)(3)                                  564
                                                                         ---------
                                                                             5,474
                                                                         ---------
HOTELS, RESTAURANTS & LEISURE -- 0.9%
     23,796  Choice Hotels International Inc.                                  922
     86,720  McDonald's Corporation                                          5,177
                                                                         ---------
                                                                             6,099
                                                                         ---------
HOUSEHOLD DURABLES -- 0.2%
      2,591  Garmin Ltd.                                                       278
     32,556  Tupperware Brands Corp.                                         1,176
                                                                         ---------
                                                                             1,454
                                                                         ---------
HOUSEHOLD PRODUCTS -- 0.7%
      5,992  Colgate-Palmolive Co.                                             457
     36,596  Energizer Holdings Inc.(2)                                      3,817
      8,588  Procter & Gamble Co. (The)                                        597
                                                                         ---------
                                                                             4,871
                                                                         ---------
INDUSTRIAL CONGLOMERATES -- 1.0%
    152,791  General Electric Co.                                            6,289
                                                                         ---------
INSURANCE -- 2.2%
     20,733  Ace, Ltd.                                                       1,257
     60,874  Arch Capital Group Ltd.(2)                                      4,552
     36,396  Aspen Insurance Holdings Ltd.                                     996

Shares/Principal Amount             ($ IN THOUSANDS)                         Value

    103,228  Axis Capital Holdings Ltd.                                    $ 4,102
     18,964  Berkley (W.R.) Corp.                                              571
     77,823  Endurance Specialty Holdings Ltd.                               3,051
      1,771  Travelers Companies, Inc. (The)                                    92
                                                                         ---------
                                                                            14,621
                                                                         ---------
INTERNET & CATALOG RETAIL -- 0.8%
     55,681  Amazon.com, Inc.(2)                                             4,964
                                                                         ---------
INTERNET SOFTWARE & SERVICES -- 0.9%
      8,304  Google Inc. Cl A(2)                                             5,871
                                                                         ---------
IT SERVICES -- 2.9%
    156,602  Accenture Ltd. Cl A                                             6,115
    105,323  International Business Machines Corp.                          12,230
     14,850  Total System Services Inc.(3)                                     445
                                                                         ---------
                                                                            18,790
                                                                         ---------
LEISURE EQUIPMENT & PRODUCTS -- 0.3%
     61,114  Eastman Kodak Co.(3)                                            1,752
                                                                         ---------
MACHINERY -- 1.1%
     15,553  Cummins Inc.                                                    1,866
     26,445  Deere & Co.                                                     4,096
     13,671  SPX Corp.                                                       1,385
                                                                         ---------
                                                                             7,347
                                                                         ---------
MEDIA -- 2.9%
    116,025  DIRECTV Group, Inc. (The)(2)                                    3,072
    119,974  EchoStar Communications Corp. Cl A(2)                           5,874
      8,645  Omnicom Group Inc.                                                441
     26,199  Regal Entertainment Group Cl A(3)                                 591
     25,880  Viacom Inc. Cl B(2)                                             1,069
    231,014  Walt Disney Co. (The)                                           8,000
                                                                         ---------
                                                                            19,047
                                                                         ---------
METALS & MINING -- 0.9%
      7,052  AK Steel Holding Corp.(2)                                         354
      3,593  Freeport-McMoRan Copper & Gold, Inc.                              423
     37,344  Southern Copper Corp.(3)                                        5,216
                                                                         ---------
                                                                             5,993
                                                                         ---------
MULTILINE RETAIL -- 0.4%
    104,797  Big Lots, Inc.(2)                                               2,513
      3,905  Dollar Tree Stores Inc.(2)                                        150
                                                                         ---------
                                                                             2,663
                                                                         ---------
OFFICE ELECTRONICS -- 0.4%
    155,465  Xerox Corp.(2)                                                  2,711
                                                                         ---------
OIL, GAS & CONSUMABLE FUELS -- 6.7%
     53,975  Chevron Corp.                                                   4,939
    121,154  ConocoPhillips                                                 10,293
     78,435  EnCana Corp.                                                    5,467

------
10

BALANCED

Shares/Principal Amount             ($ IN THOUSANDS)                         Value

    235,268  Exxon Mobil Corp.                                            $ 21,642
     15,935  Valero Energy Corp.                                             1,122
                                                                         ---------
                                                                            43,463
                                                                         ---------
PHARMACEUTICALS -- 2.7%
     30,344  Biovail Corp.                                                     607
     79,035  Eli Lilly and Company                                           4,280
    175,623  Johnson & Johnson                                              11,446
      8,435  Merck & Co., Inc.                                                 491
     14,230  Watson Pharmaceuticals, Inc.(2)                                   435
                                                                         ---------
                                                                            17,259
                                                                         ---------
ROAD & RAIL -- 0.5%
     10,075  Burlington Northern Santa Fe Corp.                                878
     11,939  CSX Corp.                                                         535
     11,605  Norfolk Southern Corp.                                            599
      7,845  Union Pacific Corp.                                             1,004
                                                                         ---------
                                                                             3,016
                                                                         ---------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.0%
     89,686  Applied Materials, Inc.                                         1,742
        419  ASM International N.V.(3)                                          12
    286,226  Intel Corp.                                                     7,699
     82,190  NVIDIA Corp.(2)                                                 2,908
     17,046  Texas Instruments Inc.                                            556
                                                                         ---------
                                                                            12,917
                                                                         ---------
SOFTWARE -- 2.6%
    145,424  Adobe Systems Inc.(2)                                           6,966
     33,181  BMC Software Inc.(2)                                            1,123
    186,046  Microsoft Corporation                                           6,848
     77,608  Oracle Corp.(2)                                                 1,721
                                                                         ---------
                                                                            16,658
                                                                         ---------
SPECIALTY RETAIL -- 2.0%
     39,695  AutoZone, Inc.(2)                                               4,938
      4,213  Buckle Inc. (The)                                                 182
    152,521  RadioShack Corp.                                                3,145
    159,882  TJX Companies, Inc. (The)                                       4,625
                                                                         ---------
                                                                            12,890
                                                                         ---------
THRIFTS & MORTGAGE FINANCE -- 0.1%
     31,132  Washington Mutual, Inc.                                           868
                                                                         ---------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
      5,052  United States Cellular Corp.(2)                                   476
                                                                         ---------
TOTAL COMMON STOCKS
(Cost $326,785)                                                            392,300
                                                                         ---------

Shares/Principal Amount             ($ IN THOUSANDS)                         Value

U.S. Government Agency Mortgage-Backed Securities(4) -- 12.3%

      $ 112  FHLMC, 7.00%, 10/1/12(5)                                        $ 116
      2,293  FHLMC, 4.50%, 1/1/19(5)                                         2,224
        144  FHLMC, 6.50%, 1/1/28(5)                                           149
      1,130  FHLMC, 5.50%, 12/1/33(5)                                        1,115
        280  FHLMC, 6.50%, 7/1/47(5)                                           284
     16,458  FNMA, 6.00%, settlement date 11/13/07(6)                       16,580
      5,390  FNMA, 6.50%, settlement date 11/13/07(6)                        5,517
        127  FNMA, 6.00%, 2/1/09(5)                                            128
         17  FNMA, 6.50%, 5/1/11(5)                                             17
        193  FNMA, 7.50%, 11/1/11(5)                                           199
          1  FNMA, 6.50%, 10/1/12(5)                                             1
          9  FNMA, 6.50%, 5/1/13(5)                                              9
         14  FNMA, 6.50%, 5/1/13(5)                                             15
          6  FNMA, 6.50%, 6/1/13(5)                                              6
         15  FNMA, 6.50%, 6/1/13(5)                                             16
         35  FNMA, 6.50%, 6/1/13(5)                                             36
         35  FNMA, 6.50%, 6/1/13(5)                                             36
          7  FNMA, 6.50%, 6/1/13(5)                                              7
        121  FNMA, 6.00%, 1/1/14(5)                                            123
        424  FNMA, 6.00%, 4/1/14(5)                                            432
      1,799  FNMA, 4.50%, 5/1/19(5)                                          1,744
        920  FNMA, 4.50%, 5/1/19(5)                                            891
      3,526  FNMA, 5.00%, 9/1/20(5)                                          3,474
         28  FNMA, 6.50%, 1/1/28(5)                                             29
        131  FNMA, 7.00%, 1/1/28(5)                                            138
        174  FNMA, 6.50%, 1/1/29(5)                                            180
        193  FNMA, 7.50%, 7/1/29(5)                                            205
         32  FNMA, 7.00%, 5/1/30(5)                                             33
         89  FNMA, 7.50%, 9/1/30(5)                                             94
        134  FNMA, 6.50%, 9/1/31(5)                                            138
         46  FNMA, 7.00%, 9/1/31(5)                                             48
        265  FNMA, 6.50%, 1/1/32(5)                                            273
        516  FNMA, 7.00%, 6/1/32(5)                                            540
        260  FNMA, 6.50%, 8/1/32(5)                                            268
      1,597  FNMA, 5.50%, 6/1/33(5)                                          1,578
      2,104  FNMA, 5.50%, 7/1/33(5)                                          2,080
      1,719  FNMA, 5.50%, 8/1/33(5)                                          1,699
      1,037  FNMA, 5.50%, 9/1/33(5)                                          1,025
      8,242  FNMA, 5.00%, 11/1/33(5)                                         7,935
      7,608  FNMA, 5.50%, 1/1/34(5)                                          7,520
      5,049  FNMA, 4.50%, 9/1/35(5)                                          4,710
      5,782  FNMA, 5.00%, 2/1/36(5)                                          5,557
      2,633  FNMA, 5.50%, 4/1/36(5)                                          2,598

------
11

BALANCED

Shares/Principal Amount             ($ IN THOUSANDS)                         Value

    $ 3,697  FNMA, 6.50%, 8/1/37(5)                                        $ 3,760
        136  FNMA, 6.50%, 6/1/47(5)                                            138
        359  FNMA, 6.50%, 8/1/47(5)                                            364
        504  FNMA, 6.50%, 8/1/47(5)                                            512
        459  FNMA, 6.50%, 9/1/47(5)                                            466
        787  FNMA, 6.50%, 9/1/47(5)                                            798
        455  FNMA, 6.50%, 9/1/47(5)                                            462
        565  FNMA, 6.50%, 9/1/47(5)                                            573
         63  FNMA, 6.50%, 9/1/47(5)                                             64
        230  GNMA, 7.00%, 4/20/26(5)                                           242
        125  GNMA, 7.50%, 8/15/26(5)                                           133
         35  GNMA, 7.00%, 2/15/28(5)                                            37
         93  GNMA, 7.50%, 2/15/28(5)                                            98
         59  GNMA, 7.00%, 12/15/28(5)                                           63
         45  GNMA, 8.00%, 12/15/29(5)                                           48
        273  GNMA, 7.00%, 5/15/31(5)                                           288
      1,653  GNMA, 5.50%, 11/15/32(5)                                        1,646
                                                                         ---------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $79,732)                                                              79,459
                                                                         ---------
U.S. Treasury Securities -- 10.3%

      1,640  U.S. Treasury Bonds, 8.125%, 8/15/19(3)(5)                      2,151
      1,165  U.S. Treasury Bonds, 8.125%, 8/15/21(3)(5)                      1,561
      4,200  U.S. Treasury Bonds, 7.125%, 2/15/23(3)(5)                      5,265
      6,515  U.S. Treasury Bonds, 6.125%, 11/15/27(3)(5)                     7,625
        310  U.S. Treasury Bonds, 6.25%, 5/15/30(3)(5)                         373
        929  U.S. Treasury Bonds, 4.75%, 2/15/37(3)(5)                         929
      6,500  U.S. Treasury Notes, 4.625%, 10/31/11(3)(5)                     6,631
        758  U.S. Treasury Notes, 4.875%, 6/30/12(3)(5)                        782
      7,000  U.S. Treasury Notes, 4.125%, 8/31/12(3)(5)                      6,995
      4,000  U.S. Treasury Notes, 4.25%, 8/15/14(3)(5)                       3,993
      7,600  U.S. Treasury Notes, 4.50%, 11/15/15(3)(5)                      7,662
      3,138  U.S. Treasury Notes, 4.625%, 2/15/17(3)(5)                      3,180
     12,420  U.S. Treasury Notes, 4.50%, 5/15/17(3)(5)                      12,459
      7,200  U.S. Treasury Notes, 4.75%, 8/15/17(3)(5)                       7,361
                                                                         ---------
TOTAL U.S. TREASURY SECURITIES
(Cost $66,028)                                                              66,967
                                                                         ---------

Shares/Principal Amount             ($ IN THOUSANDS)                         Value

Collateralized Mortgage Obligations(4) -- 7.4%

    $ 2,389  Banc of America Alternative Loan Trust, Series 2007-2,
             Class 2A4, 5.75%, 6/25/37(5)                                  $ 2,385
     12,260  Banc of America Commercial Mortgage Inc. STRIPS -
             COUPON, Series 2004-1, Class XP, VRN, 0.80%, 11/1/07(5)           212
      2,169  Banc of America Commercial Mortgage Inc., Series 2004-2,
             Class A3 SEQ, 4.05%, 11/10/38(5)                                2,117
     16,394  Bear Stearns Commercial Mortgage Securities Trust STRIPS
             - COUPON, Series 2004 T16, Class X2, VRN, 0.91%,
             11/1/07(5)                                                        444
      1,548  Bear Stearns Commercial Mortgage Securities Trust,
             Series 2006 BBA7, Class A1, VRN, 5.20%, 11/15/07, resets
             monthly off the 1-month LIBOR plus 0.11% with no caps
             (Acquired 6/5/06, Cost $1,548)(5)(7)                            1,539
      2,900  Bear Stearns Commercial Mortgage Securities Trust,
             Series 2006 PW14, Class A4 SEQ, 5.20%, 12/1/38(5)               2,816
         84  Commercial Mortgage Pass-Through Certificates, Series
             2005 F10A, Class A1, VRN, 5.19%, 11/15/07, resets
             monthly off the 1-month LIBOR plus 0.10% with no caps
             (Acquired 3/18/05, Cost $84)(5)(7)                                 84
        171  Commercial Mortgage Pass-Through Certificates, Series
             2005 FL11, Class A1, VRN, 5.24%, 11/15/07, resets
             monthly off the 1-month LIBOR plus 0.15% with no caps
             (Acquired 11/18/05, Cost $171)(5)(7)                              171
      5,047  Countrywide Home Loan Mortgage Pass-Through Trust,
             Series 2007-16, Class A1, 6.50%, 10/25/37(5)                    5,085
      5,000  Credit Suisse First Boston Mortgage Securities Corp.,
             Series 2002 CKP1, Class B, 6.57%, 12/15/35(5)                   5,251
      1,554  Credit Suisse First Boston Mortgage Securities Corp.,
             Series 2003 AR28, Class 2A1, 4.41%, 12/25/33(5)                 1,563
      1,200  Credit Suisse Mortgage Capital Certificates, Series 2007
             TF2A, Class A1, VRN, 5.27%, 11/15/07, resets monthly off
             the 1-month LIBOR plus 0.18% with no caps(5)                    1,200
        287  FHLMC, Series 77, Class H, 8.50%, 9/15/20(5)                      309
        477  FHLMC, Series 2541, Class EA, 5.00%, 3/1/16(5)                    477
      1,933  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15(5)                 1,931
      1,068  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14(5)                1,063

------
12

BALANCED

Shares/Principal Amount             ($ IN THOUSANDS)                         Value

    $ 2,886  FNMA, Series 2005-63, Class HA SEQ, 5.00%, 4/25/23(5)         $ 2,870
      3,500  GMAC Commercial Mortgage Securities, Inc., Series 2005
             C1, Class A2 SEQ, 4.47%, 5/10/43(5)                             3,451
        488  Greenwich Capital Commercial Funding Corp., Series 2006
             FL4A, Class A1, VRN, 5.22%, 11/5/07, resets monthly off
             the 1-month LIBOR plus 0.09% with no caps (Acquired
             12/14/06, Cost $488)(5)(7)                                        487
        330  GS Mortgage Securities Corp. II, Series 2007 EOP, Class
             A1 VRN, 5.21%, 11/6/07, resets monthly off the 1-month
             LIBOR plus 0.09% with no caps(5)                                  327
      3,200  LB-UBS Commercial Mortgage Trust, Series 2003 C3, Class
             A3 SEQ, 3.85%, 5/11/27(5)                                       3,069
      1,000  LB-UBS Commercial Mortgage Trust, Series 2004 C4, Class
             A2, VRN, 4.57%, 11/10/07(5)                                       994
      1,330  LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class
             A2 SEQ, 4.82%, 4/15/30(5)                                       1,322
      3,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3, Class
             A3 SEQ, 4.65%, 7/30/30(5)                                       2,934
        273  Lehman Brothers Floating Rate Commercial Mortgage Trust,
             Series 2006 LLFA, Class A1, VRN, 5.17%, 11/15/07, resets
             monthly off the 1-month LIBOR plus 0.08% with no caps
             (Acquired 8/7/06, Cost $273)(5)(7)                                273
        107  MASTR Alternative Loans Trust, Series 2003-8, Class 4A1,
             7.00%, 12/25/33(5)                                                109
        822  Merrill Lynch Floating Trust, Series 2006-1, Class A1,
             VRN, 5.16%, 11/15/07, resets monthly off the 1-month
             LIBOR plus 0.07% with no caps (Acquired 10/31/06, Cost
             $822)(5)(7)                                                       818
        892  Thornburg Mortgage Securities Trust, Series 2006-5,
             Class A1, VRN, 4.99%, 11/26/07, resets monthly off the
             1-month LIBOR plus 0.12% with no caps(5)                          880
        895  Wachovia Bank Commercial Mortgage Trust, Series 2006
             C23, Class A4, 5.42%, 1/15/45(5)                                  884
        875  Washington Mutual Mortgage Pass-Through Certificates,
             Series 2005 AR4, Class A3, 4.59%, 4/25/35(5)                      866

Shares/Principal Amount             ($ IN THOUSANDS)                         Value

    $ 2,537  Wells Fargo Mortgage Backed Securities Trust, Series
             2007-11, Class A19 SEQ, 6.00%, 8/25/37(5)                     $ 2,541
                                                                         ---------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $48,616)                                                              48,472
                                                                         ---------

Corporate Bonds -- 6.6%

AEROSPACE & DEFENSE -- 0.3%
        262  Honeywell International Inc., 5.30%, 3/15/17(5)                   258
        378  Lockheed Martin Corp., 6.15%, 9/1/36(5)                           390
        530  United Technologies Corp., 4.375%, 5/1/10(5)                      526
        454  United Technologies Corp., 6.05%, 6/1/36(5)                       471
                                                                         ---------
                                                                             1,645
                                                                         ---------
AUTOMOBILES -- 0.1%
        330  DaimlerChrysler N.A. Holding Corp., 6.50%, 11/15/13(5)            347
                                                                         ---------
BEVERAGES -- 0.3%
        580  Coca-Cola Company (The), 5.35%, 11/15/17(5)                       577
        421  Miller Brewing Co., 4.25%, 8/15/08 (Acquired 1/6/04,
             Cost $428)(5)(7)                                                  418
        670  SABMiller plc, 6.20%, 7/1/11 (Acquired 6/27/06, Cost
             $670)(5)(7)                                                       692
                                                                         ---------
                                                                             1,687
                                                                         ---------
CAPITAL MARKETS -- 0.1%
        331  Merrill Lynch & Co., Inc., 4.25%, 2/8/10(5)                       323
        609  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(5)                       601
                                                                         ---------
                                                                               924
                                                                         ---------
CHEMICALS(1)
        240  Rohm and Haas Co., 5.60%, 3/15/13(5)                              240
                                                                         ---------
COMMERCIAL BANKS -- 0.3%
        450  PNC Bank N.A., 4.875%, 9/21/17(5)                                 414
        328  PNC Funding Corp., 5.125%, 12/14/10(5)                            329
        373  Wachovia Bank N.A., 4.80%, 11/1/14(5)                             356
        583  Wachovia Bank N.A., 4.875%, 2/1/15(5)                             557
        516  Wells Fargo & Co., 4.625%, 8/9/10(5)                              511
                                                                         ---------
                                                                             2,167
                                                                         ---------
COMMERCIAL SERVICES & SUPPLIES -- 0.1%
        100  Deluxe Corp., 7.375%, 6/1/15(5)                                   100
        230  Pitney Bowes, Inc., 5.75%, 9/15/17(5)                             233
                                                                         ---------
                                                                               333
                                                                         ---------

------
13

BALANCED

Shares/Principal Amount             ($ IN THOUSANDS)                         Value

CONSUMER FINANCE -- 0.1%
      $ 250  American Express Centurion Bank, 4.375%, 7/30/09(5)             $ 248
        300  American Express Centurion Bank, 5.55%, 10/17/12(5)               303
                                                                         ---------
                                                                               551
                                                                         ---------
DIVERSIFIED FINANCIAL SERVICES -- 0.6%
        820  Bank of America Corp., 4.375%, 12/1/10(5)                         809
        420  Bank of America N.A., 5.30%, 3/15/17(5)                           407
        360  Bank of America N.A., 6.00%, 10/15/36(5)                          351
        722  Citigroup Inc., 5.00%, 9/15/14(5)                                 702
        279  Citigroup Inc., 6.125%, 8/25/36(5)                                273
        340  General Electric Capital Corp., 6.125%, 2/22/11(5)                352
        450  General Electric Capital Corp., 5.625%, 9/15/17(5)                455
        516  John Deere Capital Corp., 4.50%, 8/25/08(5)                       514
        532  John Deere Capital Corp., 5.50%, 4/13/17(5)                       531
        450  Pricoa Global Funding I, 5.40%, 10/18/12 (Acquired
             10/11/07, Cost $450)(5)(7)                                        454
                                                                         ---------
                                                                             4,848
                                                                         ---------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
        517  AT&T Corp., 7.30%, 11/15/11(5)                                    559
        350  AT&T Inc., 6.80%, 5/15/36(5)                                      384
         70  BellSouth Corp., 6.875%, 10/15/31(5)                               76
        219  Embarq Corp., 7.08%, 6/1/16(5)                                    229
        120  Qwest Corp., 7.875%, 9/1/11(5)                                    127
        120  Qwest Corp., 7.50%, 10/1/14(5)                                    126
        490  Telecom Italia Capital SA, 4.00%, 1/15/10(5)                      479
        220  Telecom Italia Capital SA, 5.25%, 10/1/15(5)                      212
        280  Telefonica Emisiones SAU, 7.05%, 6/20/36(5)                       309
        304  Verizon Communications Inc., 5.55%, 2/15/16(5)                    306
        216  Verizon Communications Inc., 6.25%, 4/1/37(5)                     224
                                                                         ---------
                                                                             3,031
                                                                         ---------
ELECTRIC UTILITIES -- 0.3%
        420  Carolina Power & Light Co., 5.15%, 4/1/15(5)                      415
        401  Cleveland Electric Illuminating Co. (The), 5.70%,
             4/1/17(5)                                                         393
        266  Florida Power Corp., 4.50%, 6/1/10(5)                             264

Shares/Principal Amount             ($ IN THOUSANDS)                         Value

      $ 230  Florida Power Corp., 6.35%, 9/15/37(5)                          $ 242
        345  Southern California Edison Co., 5.625%, 2/1/36(5)                 330
        190  Toledo Edison Co., 6.15%, 5/15/37(5)                              178
                                                                         ---------
                                                                             1,822
                                                                         ---------
FOOD & STAPLES RETAILING -- 0.2%
        330  CVS Caremark Corp., 5.75%, 6/1/17(5)                              329
        449  Wal-Mart Stores, Inc., 4.125%, 7/1/10(5)                          442
        468  Wal-Mart Stores, Inc., 5.875%, 4/5/27(5)                          460
        330  Wal-Mart Stores, Inc., 6.50%, 8/15/37(5)                          348
                                                                         ---------
                                                                             1,579
                                                                         ---------
FOOD PRODUCTS -- 0.2%
        690  Cadbury Schweppes U.S. Finance LLC, 3.875%, 10/1/08
             (Acquired 6/14/05 - 10/17/06, Cost $676)(5)(7)                    683
        170  General Mills Inc., 5.65%, 9/10/12(5)                             173
        220  Kellogg Co., 6.60%, 4/1/11(5)                                     230
        330  Kraft Foods Inc., 6.00%, 2/11/13(5)                               340
                                                                         ---------
                                                                             1,426
                                                                         ---------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.2%
        710  Baxter Finco BV, 4.75%, 10/15/10(5)                               707
        500  Baxter International Inc., 5.90%, 9/1/16(5)                       512
                                                                         ---------
                                                                             1,219
                                                                         ---------
HOTELS, RESTAURANTS & LEISURE -- 0.2%
        230  McDonald's Corp., 6.30%, 10/15/37(5)                              235
        540  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13(5)                   545
        460  Yum! Brands, Inc., 6.875%, 11/15/37(5)                            461
                                                                         ---------
                                                                             1,241
                                                                         ---------
HOUSEHOLD PRODUCTS -- 0.1%
        230  Kimberly-Clark Corp., 6.125%, 8/1/17(5)                           243
        320  Procter & Gamble Co. (The), 5.55%, 3/5/37(5)                      315
                                                                         ---------
                                                                               558
                                                                         ---------
INDUSTRIAL CONGLOMERATES -- 0.2%
      1,208  General Electric Co., 5.00%, 2/1/13(5)                          1,200
                                                                         ---------
INSURANCE -- 0.3%
        560  Allstate Financial Global Funding, 4.25%, 9/10/08
             (Acquired 9/3/03, Cost $559)(5)(7)                                557
        423  Hartford Financial Services Group Inc. (The), 5.375%,
             3/15/17(5)                                                        414

------
14

BALANCED

Shares/Principal Amount             ($ IN THOUSANDS)                         Value

      $ 460  Lincoln National Corp., 6.30%, 10/9/37(5)                       $ 462
        270  Prudential Financial, Inc., 5.40%, 6/13/35(5)                     240
        230  Travelers Companies, Inc. (The), 6.25%, 6/15/37(5)                228
                                                                         ---------
                                                                             1,901
                                                                         ---------
IT SERVICES -- 0.1%
        480  International Business Machines Corp., 5.70%, 9/14/17(5)          488
                                                                         ---------
MACHINERY(1)
        230  Atlas Copco AB, 5.60%, 5/22/17 (Acquired 5/15/07, Cost
             $230)(5)(7)                                                       230
                                                                         ---------
MEDIA -- 0.4%
        489  Comcast Corp., 5.90%, 3/15/16(5)                                  492
        271  News America Holdings, 7.75%, 1/20/24(5)                          303
        680  Rogers Cable Inc., 6.25%, 6/15/13(5)                              694
        650  Time Warner Cable Inc., 5.40%, 7/2/12(5)                          649
        195  Time Warner Inc., 5.50%, 11/15/11(5)                              196
         70  Time Warner Inc., 7.625%, 4/15/31(5)                               78
                                                                         ---------
                                                                             2,412
                                                                         ---------
METALS & MINING -- 0.1%
        470  Xstrata Finance Canada Ltd., 5.50%, 11/16/11 (Acquired
             11/8/06 - 11/17/06, Cost $470)(5)(7)                              472
        197  Xstrata Finance Canada Ltd., 5.80%, 11/15/16 (Acquired
             11/8/06, Cost $197)(5)(7)                                         196
                                                                         ---------
                                                                               668
                                                                         ---------
MULTI-UTILITIES -- 0.4%
        529  CenterPoint Energy Resources Corp., 6.50%, 2/1/08(5)              529
        230  CenterPoint Energy Resources Corp., 6.125%, 11/1/17(5)            231
        330  CenterPoint Energy Resources Corp., 6.25%, 2/1/37(5)              318
        454  Consolidated Edison Co. of New York, Inc., Series 2006
             C, 5.50%, 9/15/16(5)                                              453
        645  Dominion Resources Inc., 4.125%, 2/15/08(5)                       643
        258  Dominion Resources Inc., 4.75%, 12/15/10(5)                       256
        270  Pacific Gas & Electric Co., 6.05%, 3/1/34(5)                      270
        163  Pacific Gas & Electric Co., 5.80%, 3/1/37(5)                      157
                                                                         ---------
                                                                             2,857
                                                                         ---------

Shares/Principal Amount             ($ IN THOUSANDS)                         Value

MULTILINE RETAIL -- 0.2%
      $ 175  Federated Retail Holdings, Inc., 5.35%, 3/15/12(5)              $ 171
        240  Kohl's Corp., 6.875%, 12/15/37(5)                                 244
        600  Macy's Retail Holdings, Inc., 5.875%, 1/15/13(5)                  594
                                                                         ---------
                                                                             1,009
                                                                         ---------
OIL, GAS & CONSUMABLE FUELS -- 0.5%
        260  Canadian Natural Resources Ltd., 5.70%, 5/15/17(5)                258
        259  Devon Financing Corp., ULC, 7.875%, 9/30/31(5)                    315
        785  Enterprise Products Operating L.P., 4.95%, 6/1/10(5)              783
        260  Enterprise Products Operating L.P., 6.30%, 9/15/17(5)             265
        340  Nexen Inc., 6.40%, 5/15/37(5)                                     339
        613  Premcor Refining Group Inc. (The), 6.125%, 5/1/11(5)              630
        270  Tesoro Corp., 6.25%, 11/1/12(5)                                   269
        200  Tesoro Corp., 6.50%, 6/1/17 (Acquired 5/23/07, Cost
             $200)(5)(7)                                                       199
        120  TransCanada PipeLines Ltd., 6.20%, 10/15/37(5)                    121
        200  Williams Companies, Inc. (The), 8.75%, 3/15/32(5)                 234
        342  XTO Energy Inc., 5.30%, 6/30/15(5)                                337
        272  XTO Energy Inc., 6.10%, 4/1/36(5)                                 270
                                                                         ---------
                                                                             4,020
                                                                         ---------
PHARMACEUTICALS -- 0.4%
        450  Abbott Laboratories, 5.875%, 5/15/16(5)                           462
      1,020  AstraZeneca plc, 5.40%, 9/15/12(5)                              1,031
        360  AstraZeneca plc, 5.90%, 9/15/17(5)                                369
        532  Wyeth, 5.95%, 4/1/37(5)                                           528
                                                                         ---------
                                                                             2,390
                                                                         ---------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
        490  ProLogis, 5.625%, 11/15/16(5)                                     471
                                                                         ---------
ROAD & RAIL -- 0.1%
        340  Union Pacific Corp., 5.75%, 11/15/17(5)                           338
                                                                         ---------
SOFTWARE -- 0.1%
        254  Intuit Inc., 5.75%, 3/15/17(5)                                    247
        545  Oracle Corp., 5.00%, 1/15/11(5)                                   546
                                                                         ---------
                                                                               793
                                                                         ---------
SPECIALTY RETAIL(1)
        230  Lowe's Companies, Inc., 5.60%, 9/15/12(5)                         234
                                                                         ---------

------
15

BALANCED

Shares/Principal Amount             ($ IN THOUSANDS)                         Value

WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
      $ 367  Nextel Communications Inc., 5.95%, 3/15/14(5)                   $ 350
        313  Vodafone Group plc, 5.625%, 2/27/17(5)                            311
                                                                         ---------
                                                                               661
                                                                         ---------
TOTAL CORPORATE BONDS
(Cost $43,215)                                                              43,290
                                                                         ---------
U.S. Government Agency Securities -- 2.7%

      6,625  FHLMC, 4.625%, 10/25/12(3)(5)                                   6,625
      2,300  FNMA, 4.375%, 7/17/13(5)                                        2,256
      3,800  FNMA, 6.625%, 9/15/09(3)(5)                                     3,956
      4,815  FNMA, 5.375%, 6/12/17(3)(5)                                     4,980
                                                                         ---------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $17,521)                                                              17,817
                                                                         ---------
Asset-Backed Securities(4) -- 1.1%

        265  Accredited Mortgage Loan Trust, Series 2006-1, Class A1,
             VRN, 4.93%, 11/25/07, resets monthly off the
             1-month LIBOR plus 0.06% with no caps(5)                          264
        627  Accredited Mortgage Loan Trust, Series 2006-2, Class A1,
             VRN, 4.91%, 11/25/07, resets monthly off the
             1-month LIBOR plus 0.04% with no caps(5)                          622
        852  Capital One Prime Auto Receivables Trust, Series
             2004-2, Class A4, VRN, 5.15%, 11/15/07, resets monthly
             off the 1-month LIBOR plus 0.06% with no caps(5)                  852
      2,500  Citibank Credit Card Issuance Trust, Series 2007 A2,
             VRN, 5.49%, 11/21/07, resets quarterly off the 3-month
             LIBOR minus 0.01% with no caps(5)                               2,488
        214  Countrywide Asset-Backed Certificates, Series 2006 BC2,
             Class 2A1, VRN, 4.91%, 11/26/07, resets monthly off the
             1-month LIBOR plus 0.04% with no caps(5)                          213
         40  Countrywide Asset-Backed Certificates, Series 2006-6,
             Class 2A1, VRN, 4.94%, 11/26/07, resets monthly off the
             1-month LIBOR plus 0.07% with no caps(5)                           40

Shares/Principal Amount  ($ IN THOUSANDS)                                    Value

       $ 38  Long Beach Mortgage Loan Trust, Series 2006-2, Class
             2A1, VRN, 4.94%, 11/26/07, resets monthly off the
             1-month LIBOR plus 0.07% with no caps(5)                         $ 38
        754  Long Beach Mortgage Loan Trust, Series 2006-6, Class
             2A1, VRN, 4.91%, 11/26/07, resets monthly off the
             1-month LIBOR plus 0.04% with no caps(5)                          749
        495  SLM Student Loan Trust, Series 2006-5, Class A2, VRN,
             5.07%, 1/25/08, resets quarterly off the 3-month LIBOR
             minus 0.01% with no caps(5)                                       495
        609  SLM Student Loan Trust, Series 2006-10, Class A2, VRN,
             5.09%, 1/1/08, resets quarterly off the 3-month LIBOR
             plus 0.01% with no caps(5)                                        609
        736  Soundview Home Equity Loan Trust, Series 2006-3, Class
             A1, VRN, 4.91%, 11/26/07, resets monthly off the
             1-month LIBOR plus 0.04% with no caps(5)                          733
                                                                         ---------
TOTAL ASSET-BACKED SECURITIES
(Cost $7,130)                                                                7,103
                                                                         ---------
Sovereign Governments & Agencies -- 0.1%

        575  Province of Quebec, 5.00%, 7/17/09(5)                             580
        145  Hydro Quebec, 8.40%, 1/15/22(5)                                   190
                                                                         ---------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $752)                                                                    770
                                                                         ---------
Municipal Securities -- 0.1%

        800  Illinois GO, (Taxable Pension), 5.10%, 6/1/33(5)
(Cost $804)                                                                    760
                                                                         ---------
Temporary Cash Investments -- 1.9%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 7.125%-7.625%, 2/15/23-2/15/25, valued at $12,524), in a joint trading account at 4.50%, dated
10/31/07, due 11/1/07 (Delivery value $12,302)(5)
(Cost $12,300)                                                              12,300
                                                                         ---------

------
16

BALANCED

Shares/Principal Amount             ($ IN THOUSANDS)                         Value

Temporary Cash Investments - Securities Lending Collateral(8) -- 11.3%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.83%, dated 10/31/07, due
11/1/07 (Delivery value $50,007)                                          $ 50,000

Repurchase Agreement, Deutsche Bank AG, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending
agent), 4.82%, dated 10/31/07, due 11/1/07 (Delivery value $3,478)           3,478

Shares/Principal Amount  ($ IN THOUSANDS)                                    Value

Repurchase Agreement, Lehman Brothers, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.89%, dated 10/31/07, due 11/1/07 (Delivery value
$20,153)                                                                  $ 20,150
                                                                         ---------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL
(Cost $73,628)                                                              73,628
                                                                         ---------
TOTAL INVESTMENT SECURITIES -- 114.1%
(Cost $676,511)                                                            742,866
                                                                         ---------
OTHER ASSETS AND LIABILITIES -- (14.1)%                                   (92,107)
TOTAL NET ASSETS -- 100.0%                                                $650,759
                                                                         =========

Futures Contracts
                                                        ($ IN THOUSANDS)
                                                Underlying Face      Unrealized
   Contracts Purchased      Expiration Date     Amount at Value      Gain (Loss)

353     U.S. Treasury
        2-Year Notes         December 2007         $ 73,110             $ 424

740     U.S. Treasury
        5-Year Notes         December 2007          79,434              1,004
                                                  ----------         ----------
                                                   $152,544            $1,428
                                                  ==========         ==========

                                                        ($ IN THOUSANDS)
                                               Underlying Face    Unrealized Gain
     Contracts Sold         Expiration Date    Amount at Value         (Loss)

100     U.S. Long Bond       December 2007         $11,259            $ (328)

556     U.S. Treasury
        10-Year Notes        December 2007          61,169            (1,337)
                                                  ----------         ----------
                                                   $72,428            $(1,665)
                                                  ==========         ==========

------
17

BALANCED

Swap Agreements ($ IN THOUSANDS)
Notional                                                 Expiration    Unrealized
Amount        Description of Agreement                      Date      Gain (Loss)
CREDIT DEFAULT
       $ 575  Pay quarterly a fixed rate equal to        March 2012       $ 54
              0.46% multiplied by the notional amount
              and receive from Barclays Bank plc upon
              each default event of Centex Corp., par
              value of the proportional notional
              amount.
         785  Pay quarterly a fixed rate equal to        March 2012        79
              0.55% multiplied by the notional amount
              and receive from Deutsche Bank
              Securities Inc. upon each default event
              of Lennar Corp., par value of the
              proportional notional amount.
       2,650  Pay quarterly a fixed rate equal to        March 2017        12
              0.12% multiplied by the notional amount
              and receive from Barclays Bank plc upon
              each default event of Pfizer Inc., par
              value of the proportional notional
              amount.
      12,200  Pay quarterly a fixed rate equal to        June 2012        149
              0.35% multiplied by the notional amount
              and receive from Barclays Bank plc upon
              each default event of one of the issues
              of Dow Jones CDX N.A. Investment Grade
              8, par value of the proportional
              notional amount.
       3,600  Pay quarterly a fixed rate equal to        June 2012        (20)
              0.57% multiplied by the notional amount
              and receive from Deutsche Bank AG upon
              each default event of Darden
              Restaurants, Inc., par value of the
              proportional notional amount.
         630  Pay quarterly a fixed rate equal to        September         --
              0.35% multiplied by the notional amount       2012
              and receive from Merrill Lynch
              International upon each default event
              of Computer Sciences Corp., par value
              of the proportional notional amount.
         480  Pay quarterly a fixed rate equal to        September         2
              0.36% multiplied by the notional amount       2012
              and receive from Barclays Bank plc upon
              each default event of Whirlpool Corp.,
              par value of the proportional notional
              amount.
       1,940  Pay quarterly a fixed rate equal to        September        (10)
              0.47% multiplied by the notional amount       2012
              and receive from Deutsche Bank AG upon
              each default event of JPMorgan Chase &
              Co., par value of the proportional
              notional amount.
       2,590  Pay quarterly a fixed rate equal to        September         6
              0.63% multiplied by the notional amount       2012
              and receive from Deutsche Bank AG upon
              each default event of Morgan Stanley,
              par value of the proportional notional
              amount.
       2,590  Pay quarterly a fixed rate equal to        September        (36)
              1.32% multiplied by the notional amount       2012
              and receive from Deutsche Bank AG upon
              each default event of Bear Stearns
              Companies Inc. (The), par value of the
              proportional notional amount.
       1,290  Pay quarterly a fixed rate equal to        September        (5)
              0.64% multiplied by the notional amount       2017
              and receive from Deutsche Bank AG upon
              each default event of JPMorgan Chase &
              Co., par value of the proportional
              notional amount.
                                                                       ----------
                                                                          $231
                                                                       ==========

------
18

Balanced

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective October 31, 2007.

(1) Industry is less than 0.05% of total net assets.

(2) Non-income producing.

(3) Security, or a portion thereof, was on loan as of October 31, 2007.

(4) Final maturity indicated, unless otherwise noted.

(5) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements.

(6) Forward commitment.

(7) Security was purchased under Rule 144A or Section 4(2) of the Securities
Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2007 was $7,273 (in thousands), which represented 1.1% of total net assets.

(8) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
19

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS EXCEPT AS NOTED)

ASSETS

Investment securities, at value (cost of $602,883) -- including
$87,293 of securities on loan                                             $669,238

Investments made with cash collateral received for securities on
loan, at value (cost of $73,628)                                            73,628
                                                                      ------------

Total investment securities, at value (cost of $676,511)                   742,866

Cash collateral received for securities on loan                                  4

Receivable for investments sold                                              2,234

Unrealized appreciation on swap agreements                                     302

Dividends and interest receivable                                            2,596
                                                                      ------------
                                                                           748,002
                                                                      ------------

LIABILITIES

Disbursements in excess of demand deposit cash                                 387

Payable for collateral received for securities on loan                      73,632

Payable for investments purchased                                           22,588

Payable for variation margin on futures contracts                               62

Unrealized depreciation on swap agreements                                      71

Accrued management fees                                                        500

Distribution and service fees payable                                            3
                                                                      ------------
                                                                            97,243
                                                                      ------------

NET ASSETS                                                                $650,759
                                                                      ============
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                                   $543,127

Undistributed net investment income                                          1,445

Undistributed net realized gain on investment transactions                  39,850

Net unrealized appreciation on investments                                  66,337
                                                                      ------------
                                                                          $650,759
                                                                      ============

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                                                            $636,276,326

Shares outstanding                                                      36,421,004

Net asset value per share                                                   $17.47

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                                                              $1,338,059

Shares outstanding                                                          76,582

Net asset value per share                                                   $17.47

ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                                                             $13,144,499

Shares outstanding                                                         752,945

Net asset value per share                                                   $17.46

See Notes to Financial Statements.

------
20

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                                   $13,484

Dividends (net of foreign taxes withheld of $148)                            5,897

Securities lending                                                             159
                                                                      ------------
                                                                            19,540
                                                                      ------------
EXPENSES:

Management fees                                                              5,870

Distribution fees -- Advisor Class                                              32

Service fees -- Advisor Class                                                   32

Distribution and service fees -- Advisor Class                                   6

Directors' fees and expenses                                                    13

Other expenses                                                                   1
                                                                      ------------
                                                                             5,954
                                                                      ------------

NET INVESTMENT INCOME (LOSS)                                                13,586
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                                     40,386

Futures and swaps transactions                                                 641
                                                                      ------------
                                                                            41,027
                                                                      ------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                                    830

Futures and swaps                                                              456
                                                                      ------------
                                                                             1,286
                                                                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                     42,313
                                                                      ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                                  $55,899
                                                                      ============

See Notes to Financial Statements.

------
21

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

Increase (Decrease) in Net Assets                             2007            2006

OPERATIONS

Net investment income (loss)                              $ 13,586        $ 13,764

Net realized gain (loss)                                    41,027          26,408

Change in net unrealized appreciation
(depreciation)                                               1,286          27,132
                                                      ------------    ------------
Net increase (decrease) in net assets
resulting from operations                                   55,899          67,304
                                                      ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                                           (13,376)        (13,417)

 Institutional Class                                          (32)            (28)

 Advisor Class                                               (279)           (296)

From net realized gains:

 Investor Class                                           (24,594)        (32,826)

 Institutional Class                                          (49)            (66)

 Advisor Class                                               (617)           (860)
                                                      ------------    ------------
Decrease in net assets from distributions                 (38,947)        (47,493)
                                                      ------------    ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets
from capital share transactions                           (20,109)           2,121
                                                      ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS                      (3,157)          21,932

NET ASSETS

Beginning of period                                        653,916         631,984
                                                      ------------    ------------
End of period                                             $650,759        $653,916
                                                      ============    ============

Undistributed net investment income                         $1,445          $1,625
                                                      ============    ============

See Notes to Financial Statements.

------
22

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth and current income. The fund pursues its objective by investing approximately 60%
of its assets in equity securities and the remainder in bonds and other fixed-income securities. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

------
23

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

SWAP AGREEMENTS -- The fund may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

------
24

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the Advisor Class shareholders of the fund approved a change to the class's fee structure. The change was approved by the Board of
Directors on November 29, 2006 and March 7, 2007. Effective September 4, 2007,
the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 0.80% to 0.90% for the
Investor Class and Advisor Class. The Institutional Class is 0.20% less each point within the range. Prior to September 4, 2007, the Advisor Class was
0.25% less at each point within the range. The effective annual management fee for each class of the fund for the year ended October 31, 2007 was 0.90%,
0.70% and 0.69%, for the Investor Class, Institutional Class and Advisor
Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Individual Shareholder Services Plan (the plan) for the
Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS)
an annual distribution and service fee of 0.25%. Prior to September 4, 2007, the Board of Directors had adopted a Master Distribution and Shareholder
Services Plan for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act, which provided that the Advisor Class would pay ACIS an annual distribution fee of 0.25% and service fee of 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended October
31, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

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25

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

Beginning in December 2006, the fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase
& Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases of investment securities, excluding short-term investments, for the year ended October 31, 2007, totaled $1,048,485, of which $575,622 represented
U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the year ended October 31, 2007, totaled
$1,091,508, of which $580,108 represented U.S. Treasury and Agency obligations.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                             Year ended                Year ended
                                       October 31, 2007          October 31, 2006
                                    Shares       Amount       Shares       Amount
INVESTOR CLASS/
SHARES AUTHORIZED                  200,000                   200,000
                                ==========                ==========
Sold                                 3,006     $ 51,143        3,907     $ 64,285

Issued in reinvestment
of distributions                     2,198       36,859        2,763       44,897

Redeemed                           (6,167)    (105,041)      (6,476)    (106,216)
                                ----------   ----------   ----------   ----------
                                     (963)     (17,039)          194        2,966
                                ----------   ----------   ----------   ----------
INSTITUTIONAL CLASS/
SHARES AUTHORIZED                   15,000                    15,000
                                ==========                ==========
Sold                                    26          443           14          238

Issued in reinvestment
of distributions                         5           81            6           94

Redeemed                              (26)        (454)         (23)        (381)
                                ----------   ----------   ----------   ----------
                                         5           70          (3)         (49)
                                ----------   ----------   ----------   ----------
ADVISOR CLASS/
SHARES AUTHORIZED                   50,000                    50,000
                                ==========                ==========
Sold                                   204        3,469          303        4,964

Issued in reinvestment
of distributions                        47          777           62        1,004

Redeemed                             (431)      (7,386)        (412)      (6,764)
                                ----------   ----------   ----------   ----------
                                     (180)      (3,140)         (47)        (796)
                                ----------   ----------   ----------   ----------
Net increase (decrease)            (1,138)   $ (20,109)          144      $ 2,121
                                ==========   ==========   ==========   ==========

5. SECURITIES LENDING

As of October 31, 2007, securities in the fund valued at $87,293, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $89,349. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

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26

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a $500 million unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended
October 31, 2007.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31,
2007 and October 31, 2006 were as follows:

                                                 2007                2006
DISTRIBUTIONS PAID FROM

Ordinary income                                 $14,402             $16,917

Long-term capital gains                         $24,545             $30,576

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, interest on swap agreements, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                          $677,475
                                                                       ==========
Gross tax appreciation of investments                                     $72,889

Gross tax depreciation of investments                                     (7,498)
                                                                       ----------
Net tax appreciation (depreciation) of investments                        $65,391
                                                                       ==========
Net tax appreciation (depreciation) on derivatives                           $219
                                                                       ----------
Net tax appreciation (depreciation)                                       $65,610
                                                                       ==========
Undistributed ordinary income                                              $9,051

Accumulated long-term gains                                               $32,971

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain futures contracts.

9. CORPORATE EVENT

On July 27, 2007, the Advisor Class shareholders of Balanced approved a reclassification of Advisor Class shares into Investor Class shares. The reclassification was effective December 3, 2007. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007.

------
27

OCTOBER 31, 2007 (AMOUNTS IN THOUSANDS)

10. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

11. OTHER TAX INFORMATION (UNAUDITED) ($ IN FULL)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2007.

The fund hereby designates $24,544,748 of capital gain distributions for the fiscal year ended October 31, 2007.

For corporate taxpayers, ordinary income distributions paid during the fiscal year ended October 31, 2007, of $5,296,548 qualify for the corporate dividends received deduction.

The fund designates $715,188 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

------
28

FINANCIAL HIGHLIGHTS
Balanced

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
                                      2007      2006      2005      2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period                 $17.03    $16.52    $15.73    $14.77    $12.98
                                   -------   -------   -------   -------   -------
Income From Investment
Operations

 Net Investment
 Income (Loss)(1)                     0.35      0.35      0.31      0.26      0.27

 Net Realized and
 Unrealized Gain (Loss)               1.11      1.40      0.77      0.98      1.77
                                   -------   -------   -------   -------   -------
 Total From Investment
 Operations                           1.46      1.75      1.08      1.24      2.04
                                   -------   -------   -------   -------   -------
Distributions

 From Net Investment Income         (0.36)    (0.35)    (0.29)    (0.28)    (0.25)

 From Net Realized Gains            (0.66)    (0.89)        --        --        --
                                   -------   -------   -------   -------   -------
 Total Distributions                (1.02)    (1.24)    (0.29)    (0.28)    (0.25)
                                   -------   -------   -------   -------   -------
Net Asset Value,
End of Period                       $17.47    $17.03    $16.52    $15.73    $14.77
                                   =======   =======   =======   =======   =======

TOTAL RETURN(2)                      8.92%    11.04%     6.89%     8.46%    15.92%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                0.90%     0.90%     0.90%     0.90%     0.90%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                           2.08%     2.13%     1.89%     1.65%     1.96%

Portfolio Turnover Rate               161%      197%      206%      204%      133%

Net Assets, End of Period
(in millions)                         $636      $637      $615      $595      $583

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
29

Balanced

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
                                      2007      2006      2005      2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period                 $17.04    $16.53    $15.73    $14.78    $12.99
                                   -------   -------   -------   -------   -------
Income From Investment
Operations

 Net Investment
 Income (Loss)(1)                     0.39      0.38      0.33      0.28      0.41

 Net Realized and
 Unrealized Gain (Loss)               1.09      1.40      0.80      0.98      1.66
                                   -------   -------   -------   -------   -------
 Total From Investment
 Operations                           1.48      1.78      1.13      1.26      2.07
                                   -------   -------   -------   -------   -------
Distributions

 From Net Investment Income         (0.39)    (0.38)    (0.33)    (0.31)    (0.28)

 From Net Realized Gains            (0.66)    (0.89)        --        --        --
                                   -------   -------   -------   -------   -------
 Total Distributions                (1.05)    (1.27)    (0.33)    (0.31)    (0.28)
                                   -------   -------   -------   -------   -------
Net Asset Value,
End of Period                       $17.47    $17.04    $16.53    $15.73    $14.78
                                   =======   =======   =======   =======   =======

TOTAL RETURN(2)                      9.07%    11.26%     7.17%     8.61%    16.13%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                0.70%     0.70%     0.70%     0.70%     0.70%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                           2.28%     2.33%     2.09%     1.85%     2.16%

Portfolio Turnover Rate               161%      197%      206%      204%      133%

Net Assets, End of Period
(in thousands)                      $1,338    $1,228    $1,237      $225      $155

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
30

Balanced

Advisor Class
For a Share Outstanding Throughout the Years Ended October 31
                                       2007      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period                  $17.02    $16.52    $15.72   $14.77    $12.97
                                    -------   -------   -------  -------   -------
Income From Investment Operations

 Net Investment
 Income (Loss)(1)                      0.31      0.31      0.27     0.22      0.22

 Net Realized and
 Unrealized Gain (Loss)                1.10      1.39      0.78     0.97      1.80
                                    -------   -------   -------  -------   -------
 Total From Investment
 Operations                            1.41      1.70      1.05     1.19      2.02
                                    -------   -------   -------  -------   -------
Distributions

 From Net Investment Income          (0.31)    (0.31)    (0.25)   (0.24)    (0.22)

 From Net Realized Gains             (0.66)    (0.89)        --       --        --
                                    -------   -------   -------  -------   -------
 Total Distributions                 (0.97)    (1.20)    (0.25)   (0.24)    (0.22)
                                    -------   -------   -------  -------   -------
Net Asset Value,
End of Period                        $17.46    $17.02    $16.52   $15.72    $14.77
                                    =======   =======   =======  =======   =======

TOTAL RETURN(2)                       8.65%    10.71%     6.70%    8.11%    15.74%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    1.15%     1.15%     1.15%    1.15%     1.15%

Ratio of Net Investment Income
(Loss) to Average
Net Assets                            1.83%     1.88%     1.64%    1.40%     1.71%

Portfolio Turnover Rate                161%      197%      206%     204%      133%

Net Assets, End of Period
(in thousands)                      $13,144   $15,889   $16,189  $16,439   $17,482

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund (the "Fund"), one of the mutual funds comprising American Century Mutual Funds, Inc., as of October
31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Balanced Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 12, 2007

------
32

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposals. The proposals received the required number of votes of the American Century Mutual Funds, Inc. or the applicable fund, depending on the proposal, and were adopted. A summary of voting results is listed below each proposal.

PROPOSAL 1:

To elect nine Directors to the Board of Directors of American Century Mutual
Funds, Inc. (the proposal was voted on by all shareholders of funds issued by
American Century Mutual Funds, Inc.).

James E. Stowers, Jr.       For:                15,577,264,186
                            Withhold:              426,100,888
                            Abstain:                         0
                            Broker Non-Vote:                 0

Jonathan S. Thomas          For:                15,599,601,708
                            Withhold:              403,763,366
                            Abstain:                         0
                            Broker Non-Vote:                 0

Thomas A. Brown             For:                15,605,490,524
                            Withhold:              397,874,550
                            Abstain:                         0
                            Broker Non-Vote:                 0

Andrea C. Hall              For:                15,604,361,764
                            Withhold:              399,003,310
                            Abstain:                         0
                            Broker Non-Vote:                 0

James A. Olson              For:                15,597,252,094
                            Withhold:              406,112,980
                            Abstain:                         0
                            Broker Non-Vote:                 0

Donald H. Pratt             For:                15,588,035,002
                            Withhold:              415,330,072
                            Abstain:                         0
                            Broker Non-Vote:                 0

Gale E. Sayers              For:                15,602,023,622
                            Withhold:              401,341,452
                            Abstain:                         0
                            Broker Non-Vote:                 0

M. Jeannine Strandjord      For:                15,588,213,409
                            Withhold:              415,151,665
                            Abstain:                         0
                            Broker Non-Vote:                 0

Timothy S. Webster          For:                15,609,206,162
                            Withhold:              394,158,912
                            Abstain:                         0
                            Broker Non-Vote:                 0

------
33

PROPOSAL 2:

To approve a change in the fee structure of the Advisor Class. This proposal was voted on by the Advisor Class shareholders of the fund.

For:                               7,679,632
Against:                             693,246
Abstain:                             199,256
Broker Non-Vote:                     905,766

PROPOSAL 3:

To approve the reclassification of the Advisor Class shares of the fund, whereby all of the Advisor Class shares will be reclassified as Investor Class shares of the fund. This proposal was voted on by the Advisor Class shareholders of the fund.

For:                               8,255,803
Against:                             117,075
Abstain:                             199,256
Broker Non-Vote:                     905,766

------
34

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century family of funds advised by ACIM, or American Century Global Investment Management, Inc.
(ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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35

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc.; Retired Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB
Acquisition Group LLC (September 2006 to present); President and Chief
Executive Officer, American Italian Pasta Company (2001 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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36

OFFICERS

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century funds (1997 to
September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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37

APPROVAL OF MANAGEMENT AGREEMENT
Balanced

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Balanced (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

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38

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

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39

At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund.
The Directors also review detailed performance information during the 15(c)
Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance was below the median of its peer group for the one-year period, and above the median for the three-year period during part of the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

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40

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was below the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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41

SHARE CLASS INFORMATION

Three classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class, and Advisor Class. The total expense ratio of
Institutional Class shares is lower than that of Investor Class shares. The total expense ratio of Advisor Class shares is higher than that of Investor
Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The fund's prospectus contains additional information regarding eligibility for Investor Class shares.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. The unified management fee for Advisor Class shares is the same as for Investor Class shares. Advisor Class shares are subject to a 0.25% annual
Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

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42

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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43

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The BLENDED INDEX is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly,
60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund's assets invested in stocks. The blended index's remaining 40% is represented by the Citigroup US Broad Investment-Grade Bond
Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes U.S. government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Index, comprising 30- and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0712
SH-ANN-57605S

AMERICAN CENTURY INVESTMENTS
Annual Report                    October 31, 2007

[photo of winter trees]

Veedot® Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

[photo of Jonathan Thomas]

JONATHAN THOMAS
President and CEO
American Century Companies, Inc.

To help you monitor your investment, my colleagues and I take pride in providing you with the annual report for the American Century® Veedot Fund for the 12 months ended October 31, 2007. I am honored to be addressing you in the
"Our Message" space long devoted to company founder Jim Stowers, Jr. and his son Jim Stowers III.

Jim Stowers III stepped down from the ACC board in July 2007, his final step in a well-planned career transition to pursue new ventures outside the company. This reflected his family's support of our company's direction and the leadership team of American Century Investments.

The Stowers family remains an integral part of our heritage, leadership, and financial structure. In fact, Jim Stowers, Jr. continues as co-chair of the
American Century Companies, Inc. (ACC) board of directors with Richard Brown, who has been on the board since 1998.

American Century Investments, our clients, and our employees have been my top priority since I became company president and CEO in March, 2007. We have also added the executive talents of overall chief investment officer (CIO) Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you. We believe the ultimate measure of our performance is our clients' success. Therefore, our focus continues to be on building a long-term relationship with you and on delivering superior investment performance across our product line.

/s/Jonathan Thomas

[photo of James E. Stowers, Jr.]

JAMES E. STOWERS, JR.
Founder and Co-Chairman of the Board
American Century Companies, Inc.

[photo of Richard Brown]

RICHARD BROWN
Co-Chairman of the Board
American Century Companies, Inc.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .     2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .     2

VEEDOT

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

STOCK RETURNS, VOLATILITY UP

U.S. stocks produced double-digit gains for the 12 months ended October 31,
2007. Stocks rallied for much of the first half of the fiscal year, touching record highs in July, as the worldwide economic expansion drove strong corporate earnings. But the sub-prime mortgage crisis blossomed in late July and early August in the form of massive losses for banks, residential lenders, and firms that securitized these subprime loans. This crisis caused a sharp tightening of lending standards, removing the easy credit that propelled strong consumer spending and funded a record amount of leveraged buyouts. As a result, the U.S. stock market came under pressure late in the fiscal year.

By October, stock market volatility surged and credit markets seized up. To relieve the pressure, the Federal Reserve (the Fed) lowered its benchmark federal funds rate target in September and again in October -- the Fed's first rate cuts since June 2003. Markets rallied briefly at fiscal year-end, though there were concerns heading into November about the future course of corporate earnings.

GROWTH SHARES LED

Growth stocks led the market during the 12 months, outpacing value-oriented shares across all market capitalizations. That's because the deceleration in corporate earnings cast a brighter spotlight on the relative earnings power of growth companies, providing a favorable context for our growth portfolios and growth stocks in general. We took advantage of this favorable backdrop, enjoying a solid year of outperformance.

Looking at returns by sector, energy and materials performed best, supported by booming global demand for commodities. In contrast, the aforementioned credit crisis weakened consumer discretionary and financial shares -- the only two segments of the S&P 500 Index to decline during the period.

We expect a continued favorable environment for growth-stock investing:
interest rates are low, global growth continues to provide new markets for goods and services, and inflation remains contained.

U.S. Stock Index Returns
For the 12 months ended October 31, 2007

RUSSELL 1000 INDEX (LARGE-CAP)        15.03%
Russell 1000 Growth Index             19.23%
Russell 1000 Value Index              10.83%

RUSSELL MIDCAP INDEX                  15.24%
Russell Midcap Growth Index           19.72%
Russell Midcap Value Index             9.73%

RUSSELL 2000 INDEX (SMALL-CAP)         9.27%
Russell 2000 Growth Index             16.73%
Russell 2000 Value Index               2.05%

------
2

PERFORMANCE
Veedot

Total Returns as of October 31, 2007

                                     Average Annual Returns

                           1 year  5 years   Since Inception   Inception Date

INVESTOR CLASS             49.92%   19.65%        8.07%           11/30/99

RUSSELL 3000 INDEX(1)      14.53%   14.83%        4.01%              --

Institutional Class        50.08%   19.86%        6.07%            8/1/00

(1) Data provided by Lipper Inc. -- A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over Life of Class

$10,000 investment made November 30, 1999

One-Year Returns Over Life of Class
Periods ended October 31

               2000*      2001       2002     2003     2004    2005     2006     2007

Investor
Class          18.40%     -27.03%   -12.73%   32.36%   1.40%   10.08%   10.77%   49.92%

Russell 3000
Index           6.65%     -25.17%   -14.35%   23.69%   9.51%   10.60%   16.37%   14.53%

*From 11/30/99, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may involve high portfolio turnover and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

PORTFOLIO COMMENTARY
Veedot

Portfolio Manager: John Small, Jr.

PERFORMANCE SUMMARY

Veedot gained 49.92%* for the fiscal year ended October 31, 2007, more than tripling the return of its benchmark, the Russell 3000 Index, which advanced
14.53% for the period.

As discussed in the Market Perspective on page 2, better-than-expected corporate earnings growth, robust merger activity, and a change in Federal
Reserve (Fed) rate policy contributed to sound stock index gains for the period. Markets faced extreme volatility in the final months of the period as mounting troubles among subprime mortgage lenders led to a credit crisis, and rising energy costs sparked fears of inflation. In this environment, large-
and mid-cap stocks generally outpaced their small-cap counterparts, and growth-oriented shares outperformed value stocks.

An overweight position in the materials sector and an underweight in the utilities sector contributed to Veedot's strong performance relative to the benchmark. Effective stock selection, though, accounted for the bulk of
Veedot's relative outperformance. In fact, stock selection produced excess returns compared with the benchmark in all ten market sectors during the period. Foreign holdings also contributed significantly to fund performance.

STOCK PICKS DROVE PERFORMANCE

Veedot's systematic investment process guided us to successful stock selections across a number of sectors. Within the industrials sector, we held an overweight stake in the marine industry, which was home to several explosive performers during the period, including our largest individual holding. DryShips, which ships commodities worldwide, gained 772% during the period amid expanding demand and was the largest individual contributor to performance. Overweight stakes in TBS International and Diana Shipping also aided performance as both shipping companies saw triple-digit gains in share price.

An additional large contributor to Veedot's absolute and relative gains was an information technology holding. China Finance Online, which operates online, subscription-based information services on Chinese investment markets, jumped
638%. The company is not represented in the benchmark.

Another technology holding not represented in the benchmark -- Vocus Inc. --
benefited portfolio returns. A provider of web-based on-demand software,
Vocus' share price gained 122%.

Top Ten Holdings as of October 31, 2007

                                          % of         % of
                                       net assets   net assets
                                          as of        as of
                                        10/31/07      4/30/07

DryShips Inc.                                 4.2%         1.6%

China Finance Online Co. Ltd. ADR             3.3%           --

TBS International Ltd. Cl A                   2.4%           --

Diana Shipping Inc.                           2.0%         1.2%

Southern Copper Corp.                         2.0%         1.5%

EMCORE Corp.                                  1.6%           --

Cia Vale do Rio Doce ADR                      1.6%         1.1%

Research In Motion Ltd.                       1.6%           --

Mosaic Co. (The)                              1.5%           --

Graham Corp.                                  1.5%           --

*All fund returns referenced in this commentary are for Investor Class shares.

------
4

Veedot

MATERIALS HELPED BUILD OUTPERFORMANCE

Veedot's substantial overweight in materials focused on the metals and mining industry, which continued to aid performance. A stake in Cia Vale do Rio Doce helped the portfolio's absolute and relative gains as strong iron ore and nickel prices helped push the Brazilian mining company's share prices up 200%.

An overweight position in copper mining company Southern Copper also boosted fund performance. The company's share price rose as increased demand from
China and fears of a strike-related shortage drove copper prices higher during the period.

Chemicals company Terra Nitrogen, which produces nitrogen fertilizer products, also contributed meaningfully to Veedot's performance. Rising ethanol prices during the reporting period encouraged increased corn farming, which in turn drove up demand for fertilizer products. The company, which is not represented in the benchmark, saw its share price climb 403%.

FINANCIALS CONTRIBUTED

An underweight stake in the financials sector benefited performance results, as the sector as a whole continued to be dragged down by woes surrounding the subprime mortgage lending market. But individual stock selection within the sector supported Veedot's gains, as we focused on some strong performers in addition to avoiding some laggards.

In particular, we held a large overweight in IntercontinentalExchange, the operator of an internet-based marketplace for commodities trading that benefited from high crude oil trading levels and made a substantial contribution to portfolio performance.

STARTING POINT FOR NEXT REPORTING PERIOD

Using a systematic and technically-driven process, Veedot focuses on finding companies whose fundamental characteristics meet strict requirements for accelerating earnings and revenue growth. Such companies must also have historical stock price performance that suggests impending share price appreciation.

We are encouraged by the market's behavior in spite of recent volatility. An environment of steady rates and strong corporate earnings growth complements our investment process and has successfully guided us to attractive positions across sectors, notably in information technology, industrials, and materials.
We believe Veedot is well-positioned for continued solid returns if market strength persists and expectations for continued Fed rate cuts prove correct.

Top Five Industries as of October 31, 2007

                                                 % of         % of
                                              net assets   net assets
                                                 as of        as of
                                               10/31/07      4/30/07

Marine                                               8.6%         2.9%

Machinery                                            7.3%         3.2%

Metals & Mining                                      7.2%         9.0%

Semiconductors & Semiconductor Equipment             6.9%         1.8%

Internet Software & Services                         6.2%         3.4%

Types of Investments in Portfolio

                                                 % of          % of
                                              net assets    net assets
                                                 as of        as of
                                               10/31/07      4/30/07

Domestic Common Stocks                              68.3%         78.3%

Foreign Common Stocks*                              29.8%         18.8%

TOTAL COMMON STOCKS                                 98.1%         97.1%

Temporary Cash Investments                           3.1%          1.6%

Other Assets and Liabilities                       (1.2)%          1.3%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

------
5

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
6

                                                    Expenses Paid
                      Beginning        Ending       During Period*    Annualized
                       Account     Account Value       5/1/07 -         Expense
                    Value 5/1/07      10/31/07         10/31/07         Ratio*

ACTUAL

Investor Class         $1,000        $1,310.20          $7.28            1.25%

Institutional
Class                  $1,000        $1,311.90          $6.12            1.05%

HYPOTHETICAL

Investor Class         $1,000        $1,018.90          $6.36            1.25%

Institutional
Class                  $1,000        $1,019.91          $5.35            1.05%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
Veedot

OCTOBER 31, 2007

Shares                                                            Value

Common Stocks -- 98.1%

AEROSPACE & DEFENSE -- 2.6%
       15,000  Alliant Techsystems Inc.(1)                  $ 1,655,850
       79,500  Stanley, Inc.(1)                               2,105,160
       20,500  Triumph Group, Inc.                            1,632,210
                                                           ------------
                                                              5,393,220
                                                           ------------
AUTO COMPONENTS -- 0.9%
       46,500  Drew Industries Inc.(1)                        1,840,470
                                                           ------------
BEVERAGES -- 2.1%
       35,000  Coca-Cola Company (The)                        2,161,600
       51,000  Pepsi Bottling Group Inc.                      2,197,080
                                                           ------------
                                                              4,358,680
                                                           ------------
BIOTECHNOLOGY -- 2.3%
       31,000  Alexion Pharmaceuticals Inc.(1)                2,371,500
       87,500  Cepheid(1)                                     2,264,500
                                                           ------------
                                                              4,636,000
                                                           ------------
CAPITAL MARKETS -- 2.1%
       11,000  BlackRock, Inc.                                2,276,450
       68,000  optionsXpress Holdings, Inc.                   2,023,680
                                                           ------------
                                                              4,300,130
                                                           ------------
CHEMICALS -- 2.5%
       43,500  Arch Chemicals, Inc.                           1,984,470
       44,500  Mosaic Co. (The)(1)                            3,106,100
                                                           ------------
                                                              5,090,570
                                                           ------------
COMMERCIAL SERVICES & SUPPLIES -- 5.6%
      145,500  Casella Waste Systems, Inc. Cl A(1)            2,143,215
       55,500  Copart, Inc.(1)                                2,130,090
       34,000  FTI Consulting, Inc.(1)                        1,846,200
      173,500  Metalico, Inc.(1)                              1,969,225
       31,500  Mine Safety Appliances Company                 1,442,385
       60,000  Team, Inc.(1)                                  1,931,400
                                                           ------------
                                                             11,462,515
                                                           ------------
COMMUNICATIONS EQUIPMENT -- 5.8%
      142,500  Alvarion Ltd.(1)                               1,792,650
       74,000  Blue Coat Systems, Inc.(1)                     3,003,660
       61,500  Juniper Networks, Inc.(1)                      2,214,000
       63,500  Plantronics, Inc.                              1,736,725
       25,500  Research In Motion Ltd.(1)                     3,175,005
                                                           ------------
                                                             11,922,040
                                                           ------------
COMPUTERS & PERIPHERALS -- 1.1%
       42,500  Synaptics Inc.(1)                              2,309,875
                                                           ------------
DIVERSIFIED CONSUMER SERVICES -- 1.0%
       10,500  Strayer Education, Inc.                        1,957,830
                                                           ------------

Shares                                                            Value

DIVERSIFIED FINANCIAL SERVICES -- 0.9%
       37,000  Leucadia National Corp.                      $ 1,874,420
                                                           ------------
ELECTRIC UTILITIES -- 0.9%
       64,000  Reliant Energy, Inc.(1)                        1,761,280
                                                           ------------
ELECTRICAL EQUIPMENT -- 2.0%
       73,500  American Superconductor Corp.(1)               1,995,525
       31,000  Woodward Governor Co.                          2,077,000
                                                           ------------
                                                              4,072,525
                                                           ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.1%
       29,000  FLIR Systems, Inc.(1)                          2,012,310
       84,500  LG.Philips LCD Co., Ltd. ADR(1)                2,285,725
                                                           ------------
                                                              4,298,035
                                                           ------------
ENERGY EQUIPMENT & SERVICES -- 3.0%
       27,000  Dawson Geophysical Co.(1)                      2,154,870
       25,500  Oceaneering International, Inc.(1)             1,970,385
       16,000  Transocean Inc.(1)                             1,909,920
                                                           ------------
                                                              6,035,175
                                                           ------------
FOOD PRODUCTS -- 3.8%
       92,500  Cal-Maine Foods, Inc.                          2,214,450
       67,000  Fresh Del Monte Produce Inc.(1)                2,430,760
       48,500  Green Mountain Coffee Roasters, Inc.(1)        1,809,050
       37,500  Sanderson Farms Inc.                           1,305,000
                                                           ------------
                                                              7,759,260
                                                           ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.6%
       33,000  Arthrocare Corp.(1)                            2,139,720
       65,000  Cynosure Inc. Cl A(1)                          2,470,650
        9,000  Intuitive Surgical Inc.(1)                     2,941,830
       29,500  Kinetic Concepts Inc.(1)                       1,772,950
                                                           ------------
                                                              9,325,150
                                                           ------------
HOTELS, RESTAURANTS & LEISURE -- 1.7%
       15,500  Chipotle Mexican Grill Inc. Cl A(1)            2,154,500
       49,500  Riviera Holdings Corp.(1)                      1,381,050
                                                           ------------
                                                              3,535,550
                                                           ------------
HOUSEHOLD DURABLES -- 2.7%
      145,000  Champion Enterprises, Inc.(1)                  1,719,700
       17,500  Garmin Ltd.                                    1,879,500
       53,000  Tupperware Brands Corp.                        1,913,300
                                                           ------------
                                                              5,512,500
                                                           ------------
INTERNET & CATALOG RETAIL -- 2.1%
       23,000  Amazon.com, Inc.(1)                            2,050,450
       56,000  Overstock.com, Inc.(1)                         2,191,280
                                                           ------------
                                                              4,241,730
                                                           ------------

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8

Veedot

Shares                                                            Value

INTERNET SOFTWARE & SERVICES -- 6.2%
      193,000  China Finance Online Co. Ltd. ADR(1)         $ 6,716,400
       50,500  Sohu.com Inc.(1)                               3,025,455
       83,500  Vocus Inc.(1)                                  3,004,330
                                                           ------------
                                                             12,746,185
                                                           ------------
IT SERVICES -- 2.8%
       15,500  International Business Machines Corp.          1,799,860
       69,000  Telvent GIT, SA                                1,703,610
       43,500  VeriFone Holdings Inc.(1)                      2,150,205
                                                           ------------
                                                              5,653,675
                                                           ------------
LIFE SCIENCES TOOLS & SERVICES -- 1.0%
       34,000  ICON plc ADR(1)                                1,972,000
                                                           ------------
MACHINERY -- 7.3%
       61,500  Axsys Technologies, Inc.(1)                    2,421,870
       54,500  Badger Meter Inc.                              2,095,525
       15,000  Cummins Inc.                                   1,799,400
       46,000  Graham Corp.                                   3,037,840
       50,500  Greenbrier Companies Inc.                      1,348,855
       41,000  Lindsay Manufacturing Co.                      2,017,200
       23,000  Valmont Industries, Inc.                       2,201,560
                                                           ------------
                                                             14,922,250
                                                           ------------
MARINE -- 8.6%
       95,000  Diana Shipping Inc.                            4,066,000
       73,500  DryShips Inc.                                  8,662,710
       78,500  TBS International Ltd. Cl A(1)                 4,932,940
                                                           ------------
                                                             17,661,650
                                                           ------------
MEDIA -- 1.8%
       31,500  Focus Media Holding Ltd. ADR(1)                1,953,000
       37,500  John Wiley & Sons Inc. Cl A                    1,649,250
                                                           ------------
                                                              3,602,250
                                                           ------------
METALS & MINING -- 7.2%
       50,500  AK Steel Holding Corp.(1)                      2,531,565
       27,500  ArcelorMittal New York Shares                  2,198,625
       86,000  Cia Vale do Rio Doce ADR                       3,240,480
       32,500  Mechel OAO ADR(1)                              2,734,875
       29,000  Southern Copper Corp.                          4,051,300
                                                           ------------
                                                             14,756,845
                                                           ------------
OIL, GAS & CONSUMABLE FUELS -- 0.9%
       39,000  Frontline Ltd.                                 1,770,600
                                                           ------------
PERSONAL PRODUCTS -- 1.9%
       26,500  Chattem, Inc.(1)                               1,968,950
      216,000  China Precision Steel Inc.(1)                  1,810,080
                                                           ------------
                                                              3,779,030
                                                           ------------

Shares                                                            Value

PHARMACEUTICALS -- 0.9%
       39,500  XenoPort, Inc.(1)                            $ 1,938,660
                                                           ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.9%
      156,500  Amtech Systems, Inc.(1)                        2,729,360
       64,000  Cree, Inc.(1)                                  1,792,000
       57,500  Cypress Semiconductor Corp.(1)                 2,101,625
      302,500  EMCORE Corp.(1)                                3,263,975
       75,500  Intel Corp.                                    2,030,950
      127,000  O2Micro International Ltd. ADR(1)              2,204,720
                                                           ------------
                                                             14,122,630
                                                           ------------
SOFTWARE -- 1.0%
       47,000  Citrix Systems, Inc.(1)                        2,020,530
                                                           ------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.0%
       14,000  Deckers Outdoor Corp.(1)                       1,957,060
                                                           ------------
TOBACCO -- 0.8%
       77,700  Vector Group Ltd.                              1,700,076
                                                           ------------
TOTAL COMMON STOCKS
(Cost $149,895,343)                                         200,290,396
                                                           ------------

Principal Amount

Temporary Cash Investments -- 3.1%

   $6,400,000  FHLB Discount Notes, 4.40%, 11/1/07(2)         6,400,000
(Cost $6,400,000)
                                                           ------------
TOTAL INVESTMENT SECURITIES -- 101.2%
(Cost $156,295,343)                                         206,690,396
                                                           ------------
OTHER ASSETS AND LIABILITIES -- (1.2)%                      (2,397,271)
                                                           ------------
TOTAL NET ASSETS -- 100.0%                                 $204,293,125
                                                           ============

Notes to Schedule of Investments

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

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9

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2007

ASSETS

Investment securities, at value (cost of $156,295,343)                $206,690,396

Cash                                                                     4,172,865

Receivable for investments sold                                          5,792,197

Dividends and interest receivable                                           15,899
                                                                      ------------
                                                                       216,671,357
                                                                      ------------

LIABILITIES

Payable for investments purchased                                       12,170,483

Accrued management fees                                                    207,749
                                                                      ------------
                                                                        12,378,232
                                                                      ------------

NET ASSETS                                                            $204,293,125
                                                                      ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $190,400,087

Accumulated net realized loss on investment and foreign currency
transactions                                                          (36,502,015)

Net unrealized appreciation on investments and translation of
assets and liabilites in foreign currencies                             50,395,053
                                                                      ------------
                                                                      $204,293,125
                                                                      ============

INVESTOR CLASS, $0.01 PAR VALUE
Net assets                                                            $195,105,395
Shares outstanding                                                      21,086,469
Net asset value per share                                                    $9.25

INSTITUTIONAL CLASS, $0.01 PAR VALUE
Net assets                                                              $9,187,730
Shares outstanding                                                         979,120
Net asset value per share                                                    $9.38

See Notes to Financial Statements.

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10

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $20,719)                   $ 1,628,437

Interest                                                                   172,454
                                                                       -----------
                                                                         1,800,891
                                                                       -----------

EXPENSES:

Management fees                                                          2,078,775

Directors' fees and expenses                                                 3,138

Other expenses                                                                 677
                                                                       -----------
                                                                         2,082,590
                                                                       -----------

NET INVESTMENT INCOME (LOSS)                                             (281,699)
                                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment and foreign currency
transactions                                                            33,343,183

Change in net unrealized appreciation (depreciation) on investments
and translation of assets and liabilities in foreign currencies         35,640,640
                                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                 68,983,823
                                                                       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $68,702,124
                                                                       ===========

See Notes to Financial Statements.

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11

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

Increase (Decrease) in Net Assets                         2007           2006

OPERATIONS

Net investment income (loss)                            $ (281,699)    $ (691,907)

Net realized gain (loss)                                 33,343,183     23,038,039
Change in net unrealized appreciation (depreciation)     35,640,640    (3,027,960)
                                                       ------------   ------------
Net increase (decrease) in net assets resulting
from operations                                          68,702,124     19,318,172
                                                       ------------   ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                     (30,019,917)   (43,224,906)
                                                       ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS                    38,682,207   (23,906,734)

NET ASSETS

Beginning of period                                     165,610,918    189,517,652
                                                       ------------   ------------
End of period                                          $204,293,125   $165,610,918
                                                       ============   ============

See Notes to Financial Statements.

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12

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Veedot Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks that management believes to have better than average prospects for appreciation.
The fund uses an approach to common stock investing developed by American
Century. This approach relies heavily on quantitative tools to identify attractive investment opportunities, regardless of company size, industry type or geographic location, on a disciplined, consistent basis. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class and the
Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
13

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

REDEMPTION -- The fund may impose a 2.00% redemption fee on shares held less than 180 days. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions. Prior to March 1, 2007, the fund imposed a 2.00% redemption fee on shares held less than 5 years.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
14

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 1.00% to 1.25% for the
Investor Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class of the fund for the year ended October 31, 2007 was 1.25% and 1.05% for the Investor Class and
Institutional Class, respectively.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC.

Beginning in December 2006, the fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase
& Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2007, were $341,384,241 and
$371,415,846, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                     Year ended October 31, 2007     Year ended October 31, 2006
                       Shares          Amount          Shares          Amount

INVESTOR
CLASS/SHARES
AUTHORIZED           200,000,000                     200,000,000
                     ===========                     ===========
Sold                   2,809,737       $23,058,182     1,125,207        $6,920,171
Redeemed             (6,725,943)   (47,100,091)(1)   (8,068,501)   (48,716,333)(2)
                     -----------   ---------------   -----------   ---------------
                     (3,916,206)      (24,041,909)   (6,943,294)      (41,796,162)
                     -----------   ---------------   -----------   ---------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED           100,000,000                      50,000,000
                     ===========                     ===========
Sold                     146,901         1,160,072       176,461         1,106,406
Redeemed               (965,925)    (7,138,080)(3)     (410,030)    (2,535,150)(4)
                     -----------   ---------------   -----------   ---------------
                       (819,024)       (5,978,008)     (233,569)       (1,428,744)
                     -----------   ---------------   -----------   ---------------
Net increase
(decrease)           (4,735,230)     $(30,019,917)   (7,176,863)     $(43,224,906)
                     ===========   ===============   ===========   ===============

(1) Net of redemption fees of $62,403.

(2) Net of redemption fees of $98,958.

(3) Net of redemption fees of $9,817.

(4) Net of redemption fees of $1,699.

------
15

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended
October 31, 2007.

6. RISK FACTORS

The fund's investment process may involve high portfolio turnover and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
There were no distributions paid by the fund during the years ended October
31, 2007 and October 31, 2006.

As of October 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                            $156,295,343
                                                          =============
Gross tax appreciation of investments                       $52,689,847

Gross tax depreciation of investments                       (2,294,794)
                                                          -------------
Net tax appreciation (depreciation) of investments          $50,395,053
                                                          =============
Undistributed ordinary income                                        --

Accumulated capital losses                                $(36,502,015)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $(4,184,563) and
$(32,317,452) expire in 2009 and 2010, respectively.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
16

FINANCIAL HIGHLIGHTS
Veedot

Investor Class
For a Share Outstanding Throughout the Years Ended October 31

                                2007       2006       2005      2004       2003

PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $6.17      $5.57     $5.06      $4.99      $3.77
                               --------   --------  --------   --------   --------

Income From Investment Operations

 Net Investment Income
 (Loss)(1)                       (0.01)     (0.02)    (0.03)     (0.03)     (0.03)

 Net Realized and
 Unrealized Gain (Loss)            3.09       0.62      0.53       0.09       1.24
                               --------   --------  --------   --------   --------
 Total From Investment
 Operations                        3.08       0.60      0.50       0.06       1.21
                               --------   --------  --------   --------   --------
Redemption Fees(1)                --(2)      --(2)      0.01       0.01       0.01
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $9.25      $6.17     $5.57      $5.06      $4.99
                               ========   ========  ========   ========   ========

TOTAL RETURN(3)                  49.92%     10.77%    10.08%      1.40%     32.36%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        1.25%      1.45%     1.50%      1.50%      1.50%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                      (0.18)%    (0.39)%   (0.51)%    (0.57)%    (0.68)%

Portfolio Turnover Rate            207%       330%      399%       344%       415%

Net Assets, End of Period
(in thousands)                 $195,105   $154,374  $178,078   $219,618   $228,724

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable redemption fees.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
17

Veedot

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31

                                     2007      2006      2005     2004      2003

PER-SHARE DATA

Net Asset Value, Beginning of
Period                                $6.25     $5.63     $5.10    $5.02     $3.79
                                     ------   -------   -------  -------   -------

Income From Investment Operations

 Net Investment Income
 (Loss)(1)                            --(2)    (0.01)    (0.02)   (0.02)    (0.02)

 Net Realized and Unrealized
 Gain (Loss)                           3.13      0.63      0.54     0.09      1.24
                                     ------   -------   -------  -------   -------
 Total From Investment
 Operations                            3.13      0.62      0.52     0.07      1.22
                                     ------   -------   -------  -------   -------
Redemption Fees(1)                    --(2)     --(2)      0.01     0.01      0.01
                                     ------   -------   -------  -------   -------
Net Asset Value,
End of Period                         $9.38     $6.25     $5.63    $5.10     $5.02
                                     ======   =======   =======  =======   =======

TOTAL RETURN(3)                      50.08%    11.01%    10.39%    1.59%    32.45%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    1.05%     1.25%     1.30%    1.30%     1.30%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                            0.02%   (0.19)%   (0.31)%  (0.37)%   (0.48)%

Portfolio Turnover Rate                207%      330%      399%     344%      415%

Net Assets, End of Period (in
thousands)                           $9,188   $11,237   $11,440  $12,400   $12,458

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable redemption fees.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Veedot Fund (the "Fund"), one of the mutual funds comprising American Century Mutual Funds, Inc., as of October 31,
2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Veedot Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 12, 2007

------
19

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Mutual Funds, Inc. and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect nine Directors to the Board of Directors of American Century Mutual
Funds, Inc. (the proposal was voted on by all shareholders of funds issued by
American Century Mutual Funds, Inc.).

James E. Stowers, Jr.       For:                15,577,264,186
                            Withhold:              426,100,888
                            Abstain:                         0
                            Broker Non-Vote:                 0

Jonathan S. Thomas          For:                15,599,601,708
                            Withhold:              403,763,366
                            Abstain:                         0
                            Broker Non-Vote:                 0

Thomas A. Brown             For:                15,605,490,524
                            Withhold:              397,874,550
                            Abstain:                         0
                            Broker Non-Vote:                 0

Andrea C. Hall              For:                15,604,361,764
                            Withhold:              399,003,310
                            Abstain:                         0
                            Broker Non-Vote:                 0

James A. Olson              For:                15,597,252,094
                            Withhold:              406,112,980
                            Abstain:                         0
                            Broker Non-Vote:                 0

Donald H. Pratt             For:                15,588,035,002
                            Withhold:              415,330,072
                            Abstain:                         0
                            Broker Non-Vote:                 0

Gale E. Sayers              For:                15,602,023,622
                            Withhold:              401,341,452
                            Abstain:                         0
                            Broker Non-Vote:                 0

M. Jeannine Strandjord      For:                15,588,213,409
                            Withhold:              415,151,665
                            Abstain:                         0
                            Broker Non-Vote:                 0

Timothy S. Webster          For:                15,609,206,162
                            Withhold:              394,158,912
                            Abstain:                         0
                            Broker Non-Vote:                 0

------
20

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century family of funds advised by ACIM, or American Century Global Investment Management, Inc.
(ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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21

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc.; Retired Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB
Acquisition Group LLC (September 2006 to present); President and Chief
Executive Officer, American Italian Pasta Company (2001 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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22

OFFICERS

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century funds (1997 to
September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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23

APPROVAL OF MANAGEMENT AGREEMENT
Veedot

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Veedot (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

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24

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information

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25

for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance fell below the median for both the one- and three-year periods during part of the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

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26

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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27

SHARE CLASS INFORMATION

Two classes of shares are authorized for sale by the fund: Investor Class and
Institutional Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The fund's prospectus contains additional information regarding eligibility for Investor Class shares.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

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28

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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29

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index com-panies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 3000® INDEX measures the performance of the 3,000 largest U.S.
companies based on total market capitalization, which represents approximately
98% of the investable U.S. equity market.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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30

NOTES

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31

NOTES

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[INSIDE BACK PAGE BLANK]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                 PRSRT STD
P.O. Box 419200                                         U.S. POSTAGE PAID
Kansas City, MO 64141-6200                               AMERICAN CENTURY
                                                             COMPANIES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0712
SH-ANN-57611S

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               October 31, 2007

[photo of winter]

Capital Value Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

[photo of Jonathan Thomas]

JONATHAN THOMAS
President and CEO
American Century Companies, Inc.

To help you monitor your investment, my colleagues and I take pride in providing you with the annual report for the American Century® Capital Value
Fund for the 12 months ended October 31, 2007. I am honored to be addressing you in the "Our Message" space long devoted to company founder Jim Stowers,
Jr. and his son Jim Stowers III.

Jim Stowers III stepped down from the ACC board in July 2007, his final step in a well-planned career transition to pursue new ventures outside the company. This reflected his family's support of our company's direction and the leadership team of American Century Investments.

The Stowers family remains an integral part of our heritage, leadership, and financial structure. In fact, Jim Stowers, Jr. continues as co-chair of the
American Century Companies, Inc. (ACC) board of directors with Richard Brown, who has been on the board since 1998.

American Century Investments, our clients, and our employees have been my top priority since I became company president and CEO in March, 2007. We have also added the executive talents of overall chief investment officer (CIO) Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you. We believe the ultimate measure of our performance is our clients' success. Therefore, our focus continues to be on building a long-term relationship with you and on delivering superior investment performance across our product line.

/s/Jonathan Thomas

[photo of James E. Stowers, Jr.]

JAMES E. STOWERS, JR.
Founder and Co-Chairman of the Board
American Century Companies, Inc.

[photo of Richard Brown]

RICHARD BROWN
Co-Chairman of the Board
American Century Companies, Inc.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

CAPITAL VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Enrique Chang, Chief Investment Officer,
American Century Investments

STOCKS ADVANCED DESPITE INCREASE IN VOLATILITY

U.S. stocks produced double-digit gains for the 12 months ended October 31,
2007, despite facing a confluence of challenges that led to extraordinary market volatility.

The stock market generally rallied from late 2006 through mid-2007, with the exception of a brief drop in late February caused primarily by growing financial troubles among subprime lenders. Stocks benefited from corporate earnings growth, which gradually decelerated but continued to surpass expectations, and robust merger activity, which continued at a brisk pace thanks to leveraged buy-outs from private equity firms.

After reaching all-time highs in mid-July, however, the major stock indexes declined sharply as the subprime lending problems worsened, leading to a credit crisis that threatened to derail the economic expansion. Tighter lending standards crimped funding for leveraged buy-outs, removing an important leg of support for the stock market, and rising energy and commodity prices sparked inflation worries despite slowing economic activity.

As investors grew increasingly risk-averse, the Federal Reserve (the Fed)
stepped in to provide a measure of relief. The Fed lowered its discount rate in mid-August and federal funds rate target in both September and October --
the Fed's first rate cuts since June 2003. The Fed's actions helped alleviate some of the credit and economic concerns, allowing the major stock indexes to stage an uneven but solid recovery during the last two months of the period.

MID-CAP AND GROWTH OUTPERFORMED

Mid-cap stocks delivered the best returns (see the accompanying table), followed closely by large-cap issues, while small-cap stocks lagged. Growth stocks, which have trailed value issues for much of the decade, enjoyed a resurgence over the past 12 months, outpacing value shares by a wide margin across all market capitalizations.

Energy was the best-performing sector in the stock market during the one-year period, benefiting from a 60% increase in the price of oil. Materials and information technology stocks also fared well. The only two sectors of the market to decline during the period were financials and consumer discretionary.

U.S. Stock Index Returns
For the 12 months ended October 31, 2007
RUSSELL 1000 INDEX (LARGE-CAP)        15.03%
Russell 1000 Growth Index             19.23%
Russell 1000 Value Index              10.83%
RUSSELL MIDCAP INDEX                  15.24%
Russell Midcap Growth Index           19.72%
Russell Midcap Value Index             9.73%
RUSSELL 2000 INDEX (SMALL-CAP)         9.27%
Russell 2000 Growth Index             16.73%
Russell 2000 Value Index               2.05%

------
2

PERFORMANCE
Capital Value

Total Returns as of October 31, 2007
                                          Average Annual Returns
                                                        Since      Inception
                                 1 year    5 years    Inception       Date
INVESTOR CLASS                    9.66%    14.41%       8.30%       3/31/99
 Return After-Tax on
 Distributions(1)                 9.21%    14.05%       7.92%
 Return After-Tax on
 Distributions and Sale
 of Shares(1)                     6.83%    12.55%       7.12%
RUSSELL 1000 VALUE INDEX(2)      10.83%    16.39%       7.75%          --
Institutional Class               9.88%    14.66%       9.21%        3/1/02
 Return After-Tax on
 Distributions(1)                 9.39%    14.25%       8.87%
 Return After-Tax on
 Distributions and Sale
 of Shares(1)                     7.01%    12.75%       7.92%
Advisor Class                     9.40%      --         14.05%      5/14/03
 Return After-Tax on
 Distributions(1)                 8.99%      --         13.81%
 Return After-Tax on
 Distributions and Sale
 of Shares(1)                     6.61%      --         12.27%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as
401(k) plans or individual retirement accounts.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees)
that reduce returns, while the total returns of the index do not.

------
3

Capital Value

Growth of $10,000 Over Life of Class

$10,000 investment made March 31, 1999

One-Year Returns Over Life of Class
Periods ended October 31
             1999*    2000     2001      2002     2003     2004     2005     2006    2007
Investor
Class
(before
tax)         3.60%   7.23%    -0.47%    -8.49%   21.67%   13.94%    9.29%   18.03%   9.66%

Russell
1000 Value
Index        6.15%   5.52%   -11.86%   -10.02%   22.87%   15.45%   11.86%   21.46%  10.83%

* From 3/31/99, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Capital Value

Portfolio Managers: Chuck Ritter and Brendan Healy

PERFORMANCE SUMMARY

Capital Value gained 9.66%* for the 12 months ended October 31, 2007. Its benchmark, the Russell 1000 Value Index, advanced 10.83% while the broader market, as measured by the S&P 500 Index, returned 14.56%.**

Capital Value provided solid returns despite a challenging market environment
(described in the Market Perspective on page 2). Over the period, growth stocks significantly outperformed value across the capitalization spectrum.
Investors generally favored companies that were already strong performers;
this momentum bias did not fit well with the portfolio's investment approach, which seeks stocks that are undervalued by the market.

The portfolio's relative performance for the reporting period deviated from its longer-term results. Since Capital Value's inception on March 31, 1999, the portfolio has produced an average annualized return of 8.30%, outperforming the Russell 1000 Value Index, and the S&P 500, which returned
7.75% and 3.84%, respectively, on an average annualized basis.

INFORMATION TECHNOLOGY OUTPERFORMED

The portfolio's stake in the information technology sector was a top contributor to performance versus the benchmark. A significant holding was software giant Microsoft, which benefited from strong sales of its new Vista operating system and Office 2007. Microsoft's announcement last summer of a
$20-billion stock buyback also boosted its shares.

Hewlett-Packard was another strong IT contributor. The company raised its financial forecast as it continued to gain ground in the PC market and moved into high-end enterprise printing equipment.

CONSUMER STAPLES BOOSTED RESULTS

In consumer staples, a preference for large industry leaders proved to be advantageous as many of these names outperformed the benchmark. One top performer was Unilever, a foreign-based, global supplier of foods, home goods, and personal products, with a strong presence in the U.S. market. Unilever was part of the portfolio's small portion of international holdings that had a positive impact on results. Its stock benefited from the company's stronger-than-expected revenue growth and its progress in cost-cutting efforts.

The portfolio also held a large position in Kroger, the second-largest food retailer in the U.S. Kroger's stock rose 32% as the company regained market share by tailoring its products and service offerings to its customers' buying behaviors.

Top Ten Holdings as of October 31, 2007
                                  % of         % of
                               net assets   net assets
                                  as of        as of
                                10/31/07      4/30/07
Exxon Mobil Corp.                 5.3%         4.9%
Citigroup Inc.                    4.1%         4.7%
Chevron Corp.                     3.3%         3.1%
Bank of America Corp.             3.2%         3.3%
Royal Dutch Shell plc ADR         3.2%         2.6%
AT&T Inc.                         3.2%         3.0%
JPMorgan Chase & Co.              2.5%         2.5%
General Electric Co.              2.5%         1.7%
ConocoPhillips                    2.2%         1.9%
Wells Fargo & Co.                 2.1%         2.1%

*All fund returns referenced in this commentary are for Investor Class shares.

**The S&P 500 Index returned 13.88% on an average annualized basis for the five-year period ended October 31, 2007.

------
5

Capital Value

STRONG STOCK SELECTION IN UTILITIES

The utilities sector provided PPL Corp. and Exelon, two of the portfolio's strongest relative performers. PPL, a low-cost producer of nuclear- and coal-generated energy, provides electricity to customers in the U.S., the
U.K., and Latin America. The company reported solid 2006 earnings and reaffirmed its positive outlook for 2007.

Exelon, which distributes electricity in Illinois and Pennsylvania, and gas in the Philadelphia area, is the nation's largest nuclear generator. Its nuclear plants benefited as the cost of power from competitors' gas-fired plants increased.

UNDERWEIGHT IN MATERIALS DETRACTED

An underweight in materials hampered results as the sector generated strong returns for the Russell 1000 Value Index. While a position in steel producer
Nucor Corp. was a bright spot (as the company reported growing sales and pricing power), the portfolio generally held smaller-than-the-benchmark positions in metals, mining, and chemical stocks. Many of these companies have reported exceptionally strong earnings, which has attracted a large number of investors. (The metals and mining segment was up nearly 50% over the period;
chemicals rose 25%.) Because the management team believes these current earnings are unsustainable, it has limited the portfolio's exposure.

FINANCIALS DETRACTED

The financials sector was the portfolio's weakest performer. Many financial firms came under pressure amid the fallout in the subprime lending category.
Although the management team's valuation work led the portfolio away from real estate investment trusts, its holdings among thrifts and mortgage finance companies were a drag on relative results. Freddie Mac, a top-detracting stock, made slow progress in implementing new accounting systems, which dampened its near-term prospects for reduced regulatory oversight.

A modest position in MGIC Investment Corporation, the nation's largest private mortgage insurer, hurt performance as the company was hampered by the housing slowdown and significant financial losses from a joint venture involved in restructuring subprime mortgages.

STARTING POINT FOR NEXT REPORTING PERIOD

As bottom-up managers, we evaluate each company individually and build the portfolio one stock at a time. As of October 31, 2007, the portfolio was broadly diversified, with an overweight position in the information technology sector and an underweight position in utilities stocks, which we believe are richly valued. In addition, we continued to find value opportunities among mega-cap stocks and have maintained our bias toward them.

Top Five Industries as of October 31, 2007
                                       % of         % of
                                    net assets   net assets
                                       as of        as of
                                     10/31/07      4/30/07
Oil, Gas & Consumable Fuels            14.4%        13.4%
Diversified Financial Services         9.8%         10.5%
Pharmaceuticals                        7.9%         7.8%
Insurance                              6.3%         6.5%
Commercial Banks                       5.7%         6.2%

Types of Investments in Portfolio
                                        % of         % of
                                     net assets   net assets
                                        as of        as of
                                      10/31/07      4/30/07
Common Stocks                           99.4%        97.8%
Temporary Cash Investments              0.5%         2.3%
Other Assets and Liabilities(1)         0.1%        (0.1)%

(1) Includes securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
7

                                                    Expenses Paid
                      Beginning        Ending       During Period*    Annualized
                       Account     Account Value       5/1/07 -         Expense
                    Value 5/1/07      10/31/07         10/31/07         Ratio*
ACTUAL
Investor Class         $1,000        $1,008.00          $5.57            1.10%
Institutional
Class                  $1,000        $1,009.20          $4.56            0.90%
Advisor Class          $1,000        $1,006.90          $6.83            1.35%
HYPOTHETICAL
Investor Class         $1,000        $1,019.66          $5.60            1.10%
Institutional
Class                  $1,000        $1,020.67          $4.58            0.90%
Advisor Class          $1,000        $1,018.40          $6.87            1.35%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Capital Value

OCTOBER 31, 2007

Shares                                                                       Value

Common Stocks -- 99.4%

AEROSPACE & DEFENSE -- 1.0%
            64,200  Northrop Grumman Corp.                             $ 5,368,404
                                                                      ------------
BEVERAGES -- 2.4%
           110,400  Coca-Cola Company (The)                              6,818,304
           123,700  Pepsi Bottling Group Inc.                            5,328,996
                                                                      ------------
                                                                        12,147,300
                                                                      ------------
BIOTECHNOLOGY -- 0.6%
            55,400  Amgen Inc.(1)                                        3,219,294
                                                                      ------------
CAPITAL MARKETS -- 3.8%
            78,853  Bank of New York Mellon Corp. (The)                  3,851,969
            10,580  Bear Stearns Companies Inc. (The)                    1,201,888
           104,200  Merrill Lynch & Co., Inc.                            6,879,284
           105,800  Morgan Stanley                                       7,116,108
                                                                      ------------
                                                                        19,049,249
                                                                      ------------
CHEMICALS -- 2.3%
           102,900  du Pont (E.I.) de Nemours & Co.                      5,094,579
            84,900  PPG Industries, Inc.                                 6,345,426
                                                                      ------------
                                                                        11,440,005
                                                                      ------------
COMMERCIAL BANKS -- 5.7%
            41,000  National City Corp.                                    994,250
            48,700  PNC Financial Services Group                         3,514,192
           202,500  U.S. Bancorp                                         6,714,900
           157,100  Wachovia Corp.                                       7,184,183
           310,600  Wells Fargo & Co.                                   10,563,506
                                                                      ------------
                                                                        28,971,031
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.6%
            21,100  Avery Dennison Corp.                                 1,221,690
            88,000  R.R. Donnelley & Sons Company                        3,545,520
            86,400  Waste Management, Inc.                               3,144,096
                                                                      ------------
                                                                         7,911,306
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 0.3%
            70,500  Motorola, Inc.                                       1,324,695
                                                                      ------------
COMPUTERS & PERIPHERALS -- 1.5%
           146,300  Hewlett-Packard Co.                                  7,560,784
                                                                      ------------
CONSUMER FINANCE -- 0.2%
            62,300  Discover Financial Services                          1,202,390
                                                                      ------------
DIVERSIFIED -- 1.5%
            50,000  Standard and Poor's 500 Depositary Receipt
                    Series 1(2)                                          7,732,500
                                                                      ------------

Shares                                                                       Value

DIVERSIFIED CONSUMER SERVICES -- 0.5%
           125,324  H&R Block, Inc.(2)                                 $ 2,732,063
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 9.8%
           337,900  Bank of America Corp.                               16,313,812
           498,200  Citigroup Inc.                                      20,874,579
           267,200  JPMorgan Chase & Co.                                12,558,400
                                                                      ------------
                                                                        49,746,791
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.7%
           383,588  AT&T Inc.                                           16,030,143
           172,900  Verizon Communications Inc.                          7,965,503
                                                                      ------------
                                                                        23,995,646
                                                                      ------------
ELECTRIC UTILITIES -- 3.1%
           104,200  Exelon Corporation                                   8,625,676
           139,100  PPL Corporation                                      7,191,470
                                                                      ------------
                                                                        15,817,146
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
            53,175  Tyco Electronics Ltd.                                1,896,752
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 0.6%
            38,200  National Oilwell Varco, Inc.(1)                      2,797,768
                                                                      ------------
FOOD & STAPLES RETAILING -- 2.0%
           121,700  Kroger Co. (The)                                     3,576,763
            25,295  Walgreen Co.                                         1,002,947
           121,300  Wal-Mart Stores, Inc.                                5,483,973
                                                                      ------------
                                                                        10,063,683
                                                                      ------------
FOOD PRODUCTS -- 1.2%
           182,700  Unilever N.V. New York Shares                        5,930,442
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.4%
            47,300  Medtronic, Inc.                                      2,243,912
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 0.3%
            28,800  Quest Diagnostics Inc.                               1,531,584
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 0.7%
            55,914  McDonald's Corporation                               3,338,066
                                                                      ------------
HOUSEHOLD DURABLES -- 0.7%
           122,100  Newell Rubbermaid Inc.                               3,560,436
                                                                      ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.3%
            30,500  NRG Energy Inc.(1)                                   1,392,630
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 2.9%
           302,300  General Electric Co.                                12,442,668
            55,475  Tyco International Ltd.                              2,283,906
                                                                      ------------
                                                                        14,726,574
                                                                      ------------

------
9

Capital Value

Shares                                                                       Value

INSURANCE -- 6.3%
           105,700  Allstate Corp.                                     $ 5,538,680
           160,600  American International Group, Inc.                  10,137,072
            65,600  Hartford Financial Services Group Inc. (The)         6,365,168
            73,900  Loews Corp.                                          3,627,751
           104,300  Marsh & McLennan Companies, Inc.                     2,700,327
            50,500  Torchmark Corp.                                      3,290,580
                                                                      ------------
                                                                        31,659,578
                                                                      ------------
IT SERVICES -- 1.7%
            43,100  Fiserv, Inc.(1)                                      2,387,740
            53,700  International Business Machines Corp.                6,235,644
                                                                      ------------
                                                                         8,623,384
                                                                      ------------
MACHINERY -- 3.4%
            42,600  Caterpillar Inc.                                     3,178,386
            14,000  Deere & Co.                                          2,168,600
            71,300  Dover Corp.                                          3,279,800
            84,800  Ingersoll-Rand Company Ltd. Cl A                     4,269,680
            50,550  Parker-Hannifin Corp.                                4,062,704
                                                                      ------------
                                                                        16,959,170
                                                                      ------------
MEDIA -- 2.9%
            79,500  Gannett Co., Inc.                                    3,371,595
           396,500  Time Warner Inc.                                     7,240,090
           103,300  Viacom Inc. Cl B(1)                                  4,265,257
                                                                      ------------
                                                                        14,876,942
                                                                      ------------
METALS & MINING -- 0.6%
            49,000  Nucor Corp.                                          3,038,980
                                                                      ------------
MULTILINE RETAIL -- 0.2%
            23,400  Kohl's Corp.(1)                                      1,286,298
                                                                      ------------
OFFICE ELECTRONICS -- 0.6%
           179,200  Xerox Corp.(1)                                       3,125,248
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 14.4%
           181,000  Chevron Corp.                                       16,563,310
           131,700  ConocoPhillips                                      11,189,232
            20,445  Devon Energy Corporation                             1,909,563
           293,600  Exxon Mobil Corp.                                   27,008,263
           184,500  Royal Dutch Shell plc ADR                           16,145,595
                                                                      ------------
                                                                        72,815,963
                                                                      ------------
PAPER & FOREST PRODUCTS -- 1.2%
            78,402  Weyerhaeuser Co.                                     5,951,496
                                                                      ------------

Shares                                                                       Value

PHARMACEUTICALS -- 7.9%
           134,900  Abbott Laboratories                                $ 7,368,238
            62,200  Eli Lilly and Company                                3,368,130
           149,200  Johnson & Johnson                                    9,723,364
            72,600  Merck & Co., Inc.                                    4,229,676
           368,500  Pfizer Inc.                                          9,068,785
           129,300  Wyeth                                                6,287,859
                                                                      ------------
                                                                        40,046,052
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.9%
            95,500  Applied Materials, Inc.                              1,854,610
            94,200  Intel Corp.                                          2,533,980
                                                                      ------------
                                                                         4,388,590
                                                                      ------------
SOFTWARE -- 2.8%
           275,839  Microsoft Corporation                               10,153,634
           176,600  Oracle Corp.(1)                                      3,915,222
                                                                      ------------
                                                                        14,068,856
                                                                      ------------
SPECIALTY RETAIL -- 2.3%
            69,800  Best Buy Co., Inc.                                   3,386,696
           164,300  Gap, Inc. (The)                                      3,105,270
            62,200  Home Depot, Inc. (The)                               1,959,922
           125,700  Staples, Inc.                                        2,933,838
                                                                      ------------
                                                                        11,385,726
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.6%
            35,300  VF Corp.                                             3,075,689
                                                                      ------------
THRIFTS & MORTGAGE FINANCE -- 3.0%
            45,903  Countrywide Financial Corp.(2)                         712,415
           190,900  Freddie Mac                                          9,970,707
            39,100  MGIC Investment Corp.                                  756,976
           136,100  Washington Mutual, Inc.                              3,794,468
                                                                      ------------
                                                                        15,234,566
                                                                      ------------
TOBACCO -- 1.3%
            86,700  Altria Group Inc.                                    6,323,031
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.8%
           229,000  Sprint Nextel Corp.                                  3,915,900
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $366,517,961)                                                    502,475,920
                                                                      ------------

Temporary Cash Investments -- 0.5%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 7.125%-7.625%,
2/15/23-2/15/25, valued at $2,443,778), in a joint trading account at 4.50%, dated 10/31/07, due 11/1/07 (Delivery value $2,400,300)
(Cost $2,400,000)                                                        2,400,000
                                                                      ------------

------
10

Capital Value

Shares                                                                       Value

Temporary Cash Investments -- Securities Lending Collateral(3) -- 1.8%

Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.82%, dated 10/31/07, due
11/1/07 (Delivery value $9,165,149)                                    $ 9,163,922

Repurchase Agreement, Lehman Brothers, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.89%, dated 10/31/07, due 11/1/07 (Delivery
value $100,014)                                                            100,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $9,263,922)                                                        9,263,922
                                                                      ------------

Shares                                                                       Value

TOTAL INVESTMENT SECURITIES -- 101.7%
(Cost $378,181,883)                                                   $514,139,842
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (1.7)%                                 (8,590,696)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $505,549,146
                                                                      ============

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of October 31, 2007.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2007

ASSETS

Investment securities, at value (cost of $368,917,961) --
including $9,124,900 of securities on loan                            $504,875,920

Investments made with cash collateral received for securities on
loan, at value (cost of $9,263,922)                                      9,263,922
                                                                      ------------
Total investment securities, at value (cost of $378,181,883)           514,139,842

Receivable for investments sold                                          1,498,252

Dividends and interest receivable                                          699,899
                                                                      ------------
                                                                       516,337,993
                                                                      ------------

LIABILITIES

Disbursements in excess of demand deposit cash                             536,046

Payable for collateral received on securities on loan                    9,263,922

Payable for investments purchased                                          511,752

Accrued management fees                                                    470,143

Distribution fees payable                                                    3,492

Service fees payable                                                         3,492
                                                                      ------------
                                                                        10,788,847
                                                                      ------------

NET ASSETS                                                            $505,549,146
                                                                      ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $345,382,076

Undistributed net investment income                                      5,754,249

Undistributed net realized gain on investment transactions              18,454,862

Net unrealized appreciation on investments                             135,957,959
                                                                      ------------
                                                                      $505,549,146
                                                                      ============

INVESTOR CLASS, $0.01 PAR VALUE
Net assets                                                            $461,413,464
Shares outstanding                                                      52,577,602
Net asset value per share                                                    $8.78

INSTITUTIONAL CLASS, $0.01 PAR VALUE
Net assets                                                             $28,077,101
Shares outstanding                                                       3,194,640
Net asset value per share                                                    $8.79

ADVISOR CLASS, $0.01 PAR VALUE
Net assets                                                             $16,058,581
Shares outstanding                                                       1,833,932
Net asset value per share                                                    $8.76

See Notes to Financial Statements.

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12

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld $142,415)                     $13,312,097

Interest                                                                   691,216

Securities lending                                                          30,617
                                                                       -----------
                                                                        14,033,930
                                                                       -----------

EXPENSES:

Management fees                                                          5,747,106

Distribution fees -- Advisor Class                                          43,177

Service fees -- Advisor Class                                               43,177

Directors' fees and expenses                                                10,702

Other expenses                                                               1,093
                                                                       -----------
                                                                         5,845,255
                                                                       -----------

NET INVESTMENT INCOME (LOSS)                                             8,188,675
                                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment transactions                     18,769,164

Change in unrealized appreciation (depreciation) on investments         22,105,599
                                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                 40,874,763
                                                                       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $49,063,438
                                                                       ===========

See Notes to Financial Statements.

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13

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

Increase (Decrease) in Net Assets                              2007           2006

OPERATIONS

Net investment income (loss)                             $8,188,675     $7,648,801

Net realized gain (loss)                                 18,769,164      6,923,827

Change in net unrealized appreciation (depreciation)     22,105,599     67,362,731
                                                       ------------   ------------
Net increase (decrease) in net assets resulting
from operations                                          49,063,438     81,935,359
                                                       ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                                         (7,057,821)    (6,466,570)
 Institutional Class                                      (534,336)      (610,968)
 Advisor Class                                            (212,420)      (174,997)

From net realized gains:
 Investor Class                                         (6,173,467)    (5,171,999)
 Institutional Class                                      (410,071)      (428,777)
 Advisor Class                                            (225,243)      (170,420)
                                                       ------------   ------------
Decrease in net assets from distributions              (14,613,358)   (13,023,731)
                                                       ------------   ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                     (43,818,329)   (64,615,188)
                                                       ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS                   (9,368,249)      4,296,440

NET ASSETS

Beginning of period                                     514,917,395    510,620,955
                                                       ------------   ------------
End of period                                          $505,549,146   $514,917,395
                                                       ============   ============

Undistributed net investment income                      $5,754,249     $5,367,334
                                                       ============   ============

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Capital Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth.
The fund pursues its objective by investing primarily in common stocks that management believes to be undervalued at the time of purchase. The fund also seeks to minimize the impact of federal income taxes on shareholder returns by attempting to minimize taxable distributions to shareholders. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

------
15

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 0.90% to 1.10% for the
Investor Class. The Institutional Class is 0.20% less and the Advisor Class is
0.25% less at each point within the range. The effective annual management fee for each class of the fund for the year ended October 31, 2007, was 1.10%,
0.90% and 0.85%, for the Investor Class, Institutional Class and Advisor
Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor
Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended October 31, 2007, are detailed in the Statement of Operations.

------
16

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

Beginning in December 2006, the fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase
& Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of
JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2007, were $76,802,265 and
$105,636,580, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                        Year ended October 31, 2007    Year ended October 31, 2006
                             Shares          Amount         Shares          Amount
INVESTOR
CLASS/SHARES
AUTHORIZED              200,000,000                    200,000,000
                       ============                   ============
Sold                      8,504,945     $72,228,943      9,373,982     $71,303,459
Issued in
reinvestment of
distributions             1,397,652      11,684,374      1,417,919      10,279,913
Redeemed               (14,030,687)   (120,606,257)   (18,164,887)   (135,283,954)
                       ------------   -------------   ------------   -------------
                        (4,128,090)    (36,692,940)    (7,372,986)    (53,700,582)
                       ------------   -------------   ------------   -------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED               15,000,000                     15,000,000
                       ============                   ============
Sold                        252,381       2,101,512        394,236       2,919,221
Issued in
reinvestment of
distributions               112,065         936,867        126,734         918,822
Redeemed                  (947,069)     (8,137,849)    (1,981,998)    (14,766,520)
                       ------------   -------------   ------------   -------------
                          (582,623)     (5,099,470)    (1,461,028)    (10,928,477)
                       ------------   -------------   ------------   -------------
ADVISOR
CLASS/SHARES
AUTHORIZED               50,000,000                     50,000,000
                       ============                   ============
Sold                        297,016       2,529,461        387,581       2,931,598
Issued in
reinvestment of
distributions                52,056         435,187         47,294         342,881
Redeemed                  (581,695)     (4,990,567)      (434,195)     (3,260,608)
                       ------------   -------------   ------------   -------------
                          (232,623)     (2,025,919)            680          13,871
                       ------------   -------------   ------------   -------------
Net increase
(decrease)              (4,943,336)   $(43,818,329)    (8,833,334)   $(64,615,188)
                       ============   =============   ============   =============

5. SECURITIES LENDING

As of October 31, 2007, securities in the fund valued at $9,124,900 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $9,263,922. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

------
17

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended
October 31, 2007.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31,
2007 and October 31, 2006 were as follows:

                                 2007          2006
DISTRIBUTIONS PAID FROM
Ordinary income                $7,804,577    $7,252,535
Long-term capital gains        $6,808,781    $5,771,196

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                           $378,495,657
                                                          ============
Gross tax appreciation of investments                     $141,479,977

Gross tax depreciation of investments                      (5,835,792)
                                                          ------------
Net tax appreciation (depreciation) of investments        $135,644,185
                                                          ============
Undistributed ordinary income                               $5,754,249

Accumulated long-term gains                                $18,768,636

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. CORPORATE EVENT

On September 25, 2007, the Advisor Class shareholders of the fund approved a change to the class's fee structure. The change was approved by the Board of
Directors on November 29, 2006 and March 7, 2007. The change was effective
December 3, 2007.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

------
18

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2007.

The fund hereby designates $6,808,781 of capital gain distributions for the fiscal year ended October 31, 2007.

For corporate taxpayers, ordinary income distributions paid during the fiscal year ended October 31, 2007, of $6,984,971 qualify for the corporate dividends received deduction.

The fund designates $2,817 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

------
19

FINANCIAL HIGHLIGHTS
Capital Value

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
                                    2007       2006      2005       2004      2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                          $8.23      $7.15     $6.61      $5.86     $4.88
                                --------   --------  --------   --------   -------
Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                          0.13       0.12      0.10       0.09      0.08

 Net Realized and
 Unrealized Gain (Loss)             0.65       1.14      0.51       0.72      0.97
                                --------   --------  --------   --------   -------
 Total From Investment
 Operations                         0.78       1.26      0.61       0.81      1.05
                                --------   --------  --------   --------   -------
Distributions

 From Net Investment
 Income                           (0.12)     (0.10)    (0.07)     (0.06)    (0.07)

 From Net Realized Gains          (0.11)     (0.08)         -          -         -
                                --------   --------  --------   --------   -------
 Total Distributions              (0.23)     (0.18)    (0.07)     (0.06)    (0.07)
                                --------   --------  --------   --------   -------
Net Asset Value, End of
Period                             $8.78      $8.23     $7.15      $6.61     $5.86
                                ========   ========  ========   ========   =======

TOTAL RETURN(2)                    9.66%     18.03%     9.29%     13.94%    21.67%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets              1.10%      1.10%     1.10%      1.10%     1.10%

Ratio of Net Investment
Income (Loss) to Average Net
Assets                             1.52%      1.55%     1.42%      1.44%     1.54%

Portfolio Turnover Rate              15%        16%       28%        15%       22%

Net Assets, End of Period
(in thousands)                  $461,413   $466,803  $458,354   $255,504   $91,960

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
20

Capital Value

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
                                       2007      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                                $8.24     $7.16     $6.62    $5.87     $4.88
                                    -------   -------   -------  -------   -------
Income From Investment Operations

 Net Investment Income
 (Loss)(1)                             0.15      0.13      0.12     0.10      0.09

 Net Realized and Unrealized
 Gain (Loss)                           0.65      1.15      0.51     0.72      0.97
                                    -------   -------   -------  -------   -------

 Total From Investment
 Operations                            0.80      1.28      0.63     0.82      1.06
                                    -------   -------   -------  -------   -------
Distributions

 From Net Investment Income          (0.14)    (0.12)    (0.09)   (0.07)    (0.07)

 From Net Realized Gains             (0.11)    (0.08)        --       --        --
                                    -------   -------   -------  -------   -------
 Total Distributions                 (0.25)    (0.20)    (0.09)   (0.07)    (0.07)
                                    -------   -------   -------  -------   -------
Net Asset Value, End of Period        $8.79     $8.24     $7.16    $6.62     $5.87
                                    =======   =======   =======  =======   =======

TOTAL RETURN(2)                       9.88%    18.24%     9.50%   14.15%    22.07%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    0.90%     0.90%     0.90%    0.90%     0.90%

Ratio of Net Investment Income
(Loss) to Average Net Assets          1.72%     1.75%     1.62%    1.64%     1.74%

Portfolio Turnover Rate                 15%       16%       28%      15%       22%

Net Assets, End of Period (in
thousands)                          $28,077   $31,141   $37,523  $23,449   $11,244

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
21

Capital Value

Advisor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                       2007      2006      2005    2004    2003(1)
PER-SHARE DATA

Net Asset Value, Beginning of
Period                                $8.21     $7.14     $6.60   $5.86      $5.19
                                    -------   -------   -------  ------   --------
Income From Investment Operations

 Net Investment Income
 (Loss)(2)                             0.11      0.10      0.08    0.08       0.03
 Net Realized and Unrealized
 Gain (Loss)                           0.65      1.13      0.52    0.71       0.64
                                    -------   -------   -------  ------   --------
 Total From Investment
 Operations                            0.76      1.23      0.60    0.79       0.67
                                    -------   -------   -------  ------   --------
Distributions

 From Net Investment Income          (0.10)    (0.08)    (0.06)  (0.05)         --

 From Net Realized Gains             (0.11)    (0.08)        --      --         --
                                    -------   -------   -------  ------   --------
 Total Distributions                 (0.21)    (0.16)    (0.06)  (0.05)          -
                                    -------   -------   -------  ------   --------
Net Asset Value, End of Period        $8.76     $8.21     $7.14   $6.60      $5.86
                                    =======   =======   =======  ======   ========

TOTAL RETURN(3)                       9.40%    17.62%     9.04%  13.60%     12.91%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    1.35%     1.35%     1.35%   1.35%   1.35%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets          1.27%     1.30%     1.17%   1.19%   1.03%(4)

Portfolio Turnover Rate                 15%       16%       28%     15%     22%(5)

Net Assets, End of Period (in
thousands)                          $16,059   $16,973   $14,744  $8,023       $201

(1) May 14, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

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22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Value Fund (the "Fund"), one of the mutual funds comprising American Century Mutual Funds, Inc., as of
October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Capital Value Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 12, 2007

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23

PROXY VOTING RESULTS

Special meetings of shareholders were held on July 27, 2007 and September 25,
2007, to vote on the following proposals. The proposals received the required number of votes of the American Century Mutual Funds, Inc. or the applicable fund, depending on the proposal, and were adopted. A summary of voting results is listed below each proposal.

PROPOSAL 1:

To elect nine Directors to the Board of Directors of American Century Mutual
Funds, Inc. (the proposal was voted on by all shareholders of funds issued by
American Century Mutual Funds, Inc.).

James E. Stowers, Jr.       For:                15,577,264,186
                            Withhold:              426,100,888
                            Abstain:                         0
                            Broker Non-Vote:                 0

Jonathan S. Thomas          For:                15,599,601,708
                            Withhold:              403,763,366
                            Abstain:                         0
                            Broker Non-Vote:                 0

Thomas A. Brown             For:                15,605,490,524
                            Withhold:              397,874,550
                            Abstain:                         0
                            Broker Non-Vote:                 0

Andrea C. Hall              For:                15,604,361,764
                            Withhold:              399,003,310
                            Abstain:                         0
                            Broker Non-Vote:                 0

James A. Olson              For:                15,597,252,094
                            Withhold:              406,112,980
                            Abstain:                         0
                            Broker Non-Vote:                 0

Donald H. Pratt             For:                15,588,035,002
                            Withhold:              415,330,072
                            Abstain:                         0
                            Broker Non-Vote:                 0

Gale E. Sayers              For:                15,602,023,622
                            Withhold:              401,341,452
                            Abstain:                         0
                            Broker Non-Vote:                 0

M. Jeannine Strandjord      For:                15,588,213,409
                            Withhold:              415,151,665
                            Abstain:                         0
                            Broker Non-Vote:                 0

Timothy S. Webster          For:                15,609,206,162
                            Withhold:              394,158,912
                            Abstain:                         0
                            Broker Non-Vote:                 0

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24

PROPOSAL 2:

To approve a change in the fee structure of the Advisor Class. This proposal was voted on by the Advisor Class shareholders of the fund.

For:                  5,849,294
Against:                445,548
Abstain:                729,611
Broker Non-Vote:      1,506,958

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25

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century family of funds advised by ACIM, or American Century Global Investment Management, Inc.
(ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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26

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc.; Retired Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB
Acquisition Group LLC (September 2006 to present); President and Chief
Executive Officer, American Italian Pasta Company (2001 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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27

OFFICERS

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century funds (1997 to
September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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28

APPROVAL OF MANAGEMENT AGREEMENT
Capital Value

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Capital Value (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

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29

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information

------
30

for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance was above the median of its peer group for the one-year period, and below the median for the three-year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

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31

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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32

SHARE CLASS INFORMATION

Three classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class, and Advisor Class. The total expense ratio of
Institutional Class shares is lower than that of Investor Class shares. The total expense ratio of Advisor Class shares is higher than that of Investor
Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The fund's prospectus contains additional information regarding eligibility for Investor Class shares.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

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33

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
34

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

------
35

NOTES

------
36

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0712
SH-ANN-57607N

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report                October 31, 2007

[photo of winter trees]

NT Growth Fund
NT Vista(SM) Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

[photo of Jonathan Thomas]

JONATHAN THOMAS
President and CEO
American Century Companies, Inc.

To help you monitor your investment, my colleagues and I take pride in providing you with the annual report for the American Century® NT Growth and
NT Vista funds for the 12 months ended October 31, 2007. I am honored to be addressing you in the "Our Message" space long devoted to company founder Jim
Stowers, Jr. and his son Jim Stowers III.

Jim Stowers III stepped down from the ACC board in July 2007, his final step in a well-planned career transition to pursue new ventures outside the company. This reflected his family's support of our company's direction and the leadership team of American Century Investments.

The Stowers family remains an integral part of our heritage, leadership, and financial structure. In fact, Jim Stowers, Jr. continues as co-chair of the
American Century Companies, Inc. (ACC) board of directors with Richard Brown, who has been on the board since 1998.

American Century Investments, our clients, and our employees have been my top priority since I became company president and CEO in March, 2007. We have also added the executive talents of overall chief investment officer (CIO) Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you. We believe the ultimate measure of our performance is our clients' success. Therefore, our focus continues to be on building a long-term relationship with you and on delivering superior investment performance across our product line.

/s/Jonathan Thomas

[photo of James E. Stowers, Jr.]

JAMES E. STOWERS, JR.
Founder and Co-Chairman of the Board
American Century Companies, Inc.

[photo of Richard Brown]

RICHARD BROWN
Co-Chairman of the Board
American Century Companies, Inc.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

NT GROWTH

NT VISTA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer,
U.S. Growth Equity

STOCK RETURNS, VOLATILITY UP

U.S. stocks produced double-digit gains for the 12 months ended October 31,
2007. Stocks rallied for much of the first half of the fiscal year, touching record highs in July, as the worldwide economic expansion drove strong corporate earnings. But the sub-prime mortgage crisis blossomed in late July and early August in the form of massive losses for banks, residential lenders, and firms that securitized these subprime loans. This crisis caused a sharp tightening of lending standards, removing the easy credit that propelled strong consumer spending and funded a record amount of leveraged buyouts. As a result, the U.S. stock market came under pressure late in the fiscal year.

By October, stock market volatility surged and credit markets seized up. To relieve the pressure, the Federal Reserve (the Fed) lowered its benchmark federal funds rate target in September and again in October -- the Fed's first rate cuts since June 2003. Markets rallied briefly at fiscal year-end, though there were concerns heading into November about the future course of corporate earnings.

GROWTH SHARES LED

Growth stocks led the market during the 12 months, outpacing value-oriented shares across all market capitalizations. That's because the deceleration in corporate earnings cast a brighter spotlight on the relative earnings power of growth companies, providing a favorable context for our growth portfolios and growth stocks in general. We took advantage of this favorable backdrop, enjoying a solid year of outperformance.

Looking at returns by sector, energy and materials performed best, supported by booming global demand for commodities. In contrast, the aforementioned credit crisis weakened consumer discretionary and financial shares -- the only two segments of the S&P 500 Index to decline during the period.

We expect a continued favorable environment for growth-stock investing:
interest rates are low, global growth continues to provide new markets for goods and services, and inflation remains contained.

U.S. Stock Index Returns
For the 12 months ended October 31, 2007

RUSSELL 1000 INDEX (LARGE-CAP)        15.03%
Russell 1000 Growth Index             19.23%
Russell 1000 Value Index              10.83%

RUSSELL MIDCAP INDEX                  15.24%
Russell Midcap Growth Index           19.72%
Russell Midcap Value Index             9.73%

RUSSELL 2000 INDEX (SMALL-CAP)         9.27%
Russell 2000 Growth Index             16.73%
Russell 2000 Value Index               2.05%

------
2

PERFORMANCE
NT Growth

Total Returns as of October 31, 2007
                                          Average Annual Returns
                                  1 year      Since Inception      Inception Date

INSTITUTIONAL CLASS               22.12%          18.95%               5/12/06

RUSSELL 1000 GROWTH INDEX(1)      19.23%          16.75%                 --

(1) Data provided by Lipper Inc. -- A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended October 31
                               2006*    2007
Institutional Class            5.70%   22.12%
Russell 1000 Growth Index      5.28%   19.23%

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

PORTFOLIO COMMENTARY
NT Growth

Portfolio Managers: Greg Woodhams and Prescott LeGard

PERFORMANCE SUMMARY

NT Growth returned 22.12% during the 12 months ended October 31, 2007. That compares with the 19.23% return of its benchmark, the Russell 1000 Growth
Index.

Looking at the portfolio's absolute return, performance was driven by holdings in information technology, health care, and industrials; utilities and telecommunication services contributed the least. In terms of NT Growth's performance relative to the Russell 1000 Growth Index, outperformance was driven by stock selection among health care stocks; consumer staples shares were the leading detractors.

HEALTH CARE LED RELATIVE CONTRIBUTORS

In health care, stock selection among pharmaceutical names was the leading source of outperformance. Schering-Plough, one of the portfolio's largest overweight positions during the period, was helped by market share gains and category growth for its cholesterol franchise. In addition, it significantly helped relative results to avoid Johnson & Johnson, which suffered from challenges in some of its leading drug and medical device businesses.

Positioning in health care equipment & supplies firms was another source of relative strength. The leading contributor to return in this space was medical device maker Intuitive Surgical, benefiting from heavy demand for its new, less-invasive robotic surgery system. Overweight positions in Baxter
International, Dentsply International, Cytyc, and Idexx Laboratories also helped relative results.

IT A SOURCE OF STRENGTH

In the information technology sector, stock picks contributed most in the communication equipment industry behind an overweight position in Research in
Motion, maker of the Blackberry handheld device. Juniper Networks -- a maker of computer networking equipment benefiting from the surging demand for bandwidth required to move video and data over the Internet -- was another key contributor. That said, no stock helped relative results more than Apple, which continued to enjoy margin expansion and revenue growth thanks to new product launches and a redesign of existing products.

OTHER KEY CONTRIBUTORS

Stock selection drove outperformance among consumer discretionary names, though it also helped to have an underweight position in this lagging sector.
The leading contributor in this space was specialty retailer GameStop, which sells video game products and entertainment software for computers. The company is seeing revenues, same-store sales, and other metrics improve as a result of several new hardware

Top Ten Holdings as of October 31, 2007

                                  % of net       % of net
                                assets as of   assets as of
                                  10/31/07        4/30/07

Apple Inc.                          4.0%           2.7%
Cisco Systems Inc.                  3.9%           3.2%
Microsoft Corporation               3.7%           0.7%
PepsiCo, Inc.                       3.6%           2.0%
Procter & Gamble Co. (The)          3.1%           1.7%
Google Inc. Cl A                    3.0%           1.8%
Coca-Cola Company (The)             2.6%            --
Becton, Dickinson & Co.             2.3%           1.4%
Janus Capital Group Inc.            2.2%            --
XTO Energy Inc.                     2.1%           1.4%

------
4

NT Growth

and software gaming product cycles. Positioning in the multiline retail, media, auto components, and specialty retail industry segments also helped relative performance.

Industrial shares were another key source of strength, as stock selection contributed to relative results across a number of industries, including electrical equipment and machinery. An overweight position in agricultural equipment maker AGCO was a notable contributor for the year. The company continues to benefit from exposure to growing agriculture markets globally. In energy, Cameron International was a key contributor, benefiting from spending on exploration with oil supplies tight and prices at record highs.

STAPLES LED DETRACTORS

At the other end of the spectrum, consumer staples shares limited the portfolio's performance compared with the benchmark. Food products names detracted most from performance behind overweight positions in Campbell Soup and ConAgra Foods. These shares under-performed because of higher costs associated with growth initiatives and rising input costs. Stock selection also detracted in food and staples retailing, where Wal-Mart was the leading detractor. Though the company continued to turn around its business, the difficult environment for consumers in the U.S. slowed progress.

STARTING POINT FOR NEXT REPORTING PERIOD

We work to keep the portfolio fully invested in large companies exhibiting sustainable improvement in their businesses. It is our belief that owning such companies will generate outperformance over time versus the Russell 1000
Growth Index and the other funds in our large-growth peer group. As a result, our sector and industry selection as well as capitalization range decisions are primarily a result of identifying what we believe to be superior individual securities. As of October 31, 2007, the top sector overweights were in consumer staples, telecommunication services, and information technology.
The most notable sector underweights were in consumer discretionary, industrials, and utilities shares.

Top Five Industries as of October 31, 2007

                                        % of net       % of net
                                      assets as of   assets as of
                                        10/31/07        4/30/07

Health Care Equipment & Supplies          8.8%           5.5%
Software                                  8.0%           3.0%
Communications Equipment                  7.2%           5.6%
Oil, Gas & Consumable Fuels               7.1%           3.2%
Beverages                                 6.1%           2.9%

Types of Investments in Portfolio

                                        % of net        % of net
                                      assets as of    assets as of
                                        10/31/07        4/30/07

Domestic Common Stocks                    94.9%          93.1%
Foreign Common Stocks(1)                  4.3%            6.0%
TOTAL COMMON STOCKS                       99.2%          99.1%
Temporary Cash Investments                 --             0.7%
Other Assets and Liabilities(2)           0.8%            0.2%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
5

SCHEDULE OF INVESTMENTS
NT Growth

OCTOBER 31, 2007

Shares                                                                       Value

Common Stocks -- 99.2%

AEROSPACE & DEFENSE -- 3.1%
            17,200  Honeywell International Inc.                       $ 1,039,053
            22,400  United Technologies Corp.                            1,715,616
                                                                       -----------
                                                                         2,754,669
                                                                       -----------
AUTO COMPONENTS -- 2.0%
            16,800  BorgWarner, Inc.                                     1,775,928
                                                                       -----------
BEVERAGES -- 6.1%
            37,000  Coca-Cola Company (The)                              2,285,120
            42,600  PepsiCo, Inc.                                        3,140,472
                                                                       -----------
                                                                         5,425,592
                                                                       -----------
CAPITAL MARKETS -- 5.6%
            55,400  Janus Capital Group Inc.                             1,911,854
            23,100  Northern Trust Corp.                                 1,737,351
            57,500  Schwab (Charles) Corp.                               1,336,300
                                                                       -----------
                                                                         4,985,505
                                                                       -----------
CHEMICALS -- 1.5%
            13,700  Monsanto Co.                                         1,337,531
                                                                       -----------
COMMERCIAL SERVICES & SUPPLIES -- 0.5%
            10,900  Waste Management, Inc.                                 396,651
                                                                       -----------
COMMUNICATIONS EQUIPMENT -- 7.2%
            30,500  ADC Telecommunications, Inc.(1)                        570,350
           105,500  Cisco Systems Inc.(1)                                3,487,830
            18,000  Juniper Networks, Inc.(1)                              648,000
            18,100  QUALCOMM Inc.                                          773,413
             6,900  Research In Motion Ltd.(1)                             859,119
                                                                       -----------
                                                                         6,338,712
                                                                       -----------
COMPUTERS & PERIPHERALS -- 5.6%
            18,800  Apple Inc.(1)                                        3,571,060
            46,100  Dell Inc.(1)                                         1,410,660
                                                                       -----------
                                                                         4,981,720
                                                                       -----------
DIVERSIFIED -- 0.1%
             1,500  iShares Russell 1000 Growth Index Fund                  95,550
                                                                       -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.3%
            28,400  AT&T Inc.                                            1,186,836
                                                                       -----------
ELECTRICAL EQUIPMENT -- 3.9%
            17,900  Cooper Industries, Ltd. Cl A                           937,781
            31,900  Emerson Electric Co.                                 1,667,413
            11,600  Roper Industries Inc.                                  821,396
                                                                       -----------
                                                                         3,426,590
                                                                       -----------

Shares                                                                       Value

ENERGY EQUIPMENT & SERVICES -- 1.7%
             5,200  Cameron International Corp.(1)                       $ 506,272
            65,100  Grey Wolf Inc.(1)                                      366,513
             6,500  Schlumberger Ltd.                                      627,705
                                                                       -----------
                                                                         1,500,490
                                                                       -----------
FOOD & STAPLES RETAILING -- 1.2%
            23,900  Wal-Mart Stores, Inc.                                1,080,519
                                                                       -----------
FOOD PRODUCTS -- 2.0%
            29,300  Wm. Wrigley Jr. Co.                                  1,806,931
                                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 8.8%
             9,700  Alcon, Inc.                                          1,476,437
            28,000  Baxter International Inc.                            1,680,280
            24,300  Becton, Dickinson & Co.                              2,028,078
            18,400  DENTSPLY International Inc.                            763,232
             2,200  Idexx Laboratories, Inc.(1)                            267,916
             3,500  Intuitive Surgical Inc.(1)                           1,144,045
            10,200  Mentor Corp.(2)                                        434,214
                                                                       -----------
                                                                         7,794,202
                                                                       -----------
HEALTH CARE PROVIDERS & SERVICES -- 1.2%
            18,600  Patterson Companies, Inc.(1)                           727,446
             6,400  VCA Antech Inc.(1)                                     294,720
                                                                       -----------
                                                                         1,022,166
                                                                       -----------
HOUSEHOLD PRODUCTS -- 3.1%
            39,600  Procter & Gamble Co. (The)                           2,752,992
                                                                       -----------
INDUSTRIAL CONGLOMERATES -- 1.6%
            34,000  General Electric Co.                                 1,399,440
                                                                       -----------
INSURANCE -- 1.0%
            16,200  Chubb Corp.                                            864,270
                                                                       -----------
INTERNET & CATALOG RETAIL -- 2.0%
            12,300  Amazon.com, Inc.(1)                                  1,096,545
             7,000  Priceline.com Inc.(1)(2)                               651,700
                                                                       -----------
                                                                         1,748,245
                                                                       -----------
INTERNET SOFTWARE & SERVICES -- 4.0%
            24,300  eBay Inc.(1)                                           877,230
             3,800  Google Inc. Cl A(1)                                  2,686,600
                                                                       -----------
                                                                         3,563,830
                                                                       -----------
IT SERVICES -- 1.2%
            12,500  DST Systems, Inc.(1)                                 1,058,875
                                                                       -----------
LIFE SCIENCES TOOLS & SERVICES -- 2.4%
             7,600  Illumina, Inc.(1)                                      426,740
            28,000  Thermo Fisher Scientific Inc.(1)                     1,646,680
                                                                       -----------
                                                                         2,073,420
                                                                       -----------

------
6

NT Growth

Shares                                                                       Value

MACHINERY -- 2.2%
            16,600  Eaton Corp.                                        $ 1,536,828
             4,357  Valmont Industries, Inc.                               417,052
                                                                       -----------
                                                                         1,953,880
                                                                       -----------
MEDIA -- 1.4%
            29,700  Viacom Inc. Cl B(1)                                  1,226,313
                                                                       -----------
METALS & MINING -- 0.8%
             5,800  Freeport-McMoRan Copper & Gold, Inc.                   682,544
                                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 7.1%
            16,600  Apache Corp.                                         1,723,246
            16,600  Devon Energy Corporation                             1,550,440
            11,800  Exxon Mobil Corp.                                    1,085,482
            28,400  XTO Energy Inc.                                      1,885,192
                                                                       -----------
                                                                         6,244,360
                                                                       -----------
PHARMACEUTICALS -- 3.5%
            17,700  Allergan, Inc.                                       1,196,165
             6,600  Novo Nordisk AS Cl B ORD                               823,004
            35,953  Schering-Plough Corp.                                1,097,286
                                                                       -----------
                                                                         3,116,455
                                                                       -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.4%
            28,400  Broadcom Corp. Cl A(1)                                 924,420
            33,100  Intersil Corp. Cl A                                  1,004,254
             8,100  MEMC Electronic Materials Inc.(1)                      593,082
            53,100  PMC-Sierra, Inc.(1)                                    478,431
                                                                       -----------
                                                                         3,000,187
                                                                       -----------
SOFTWARE -- 8.0%
            15,300  Electronic Arts Inc.(1)                                935,136
            88,700  Microsoft Corporation                                3,265,047
            83,000  Oracle Corp.(1)                                      1,840,110
             8,208  VMware, Inc. Cl A(1)(2)                              1,024,605
                                                                       -----------
                                                                         7,064,898
                                                                       -----------

Shares                                                                       Value

SPECIALTY RETAIL -- 4.6%
            27,065  GameStop Corp. Cl A(1)                             $ 1,602,789
            31,800  Home Depot, Inc. (The)                               1,002,018
            50,100  TJX Companies, Inc. (The)                            1,449,393
                                                                       -----------
                                                                         4,054,200
                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES -- 1.1%
            22,900  American Tower Corp. Cl A(1)                         1,011,722
                                                                       -----------
TOTAL COMMON STOCKS
(Cost $73,121,308)                                                      87,725,223
                                                                       -----------
Temporary Cash Investments -- Securities Lending Collateral(3) -- 2.8%

Repurchase Agreement, Deutsche Bank AG, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 4.82%, dated 10/31/07, due 11/1/07 (Delivery value
$966,712)                                                                  966,583

Repurchase Agreement, Lehman Brothers, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.89%, dated 10/31/07, due 11/1/07 (Delivery
value $1,500,204)                                                        1,500,000

TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $2,466,583)                                                        2,466,583
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 102.0%
(Cost $75,587,891)                                                      90,191,806
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (2.0)%                                 (1,745,992)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $88,445,814
                                                                       ===========

------
7

NT Growth

Forward Foreign Currency Exchange Contracts

    Contracts to Sell       Settlement Date     Value    Unrealized Gain (Loss)

   2,187,720  DKK for USD       11/30/07       $425,887                 $(3,090)
                                              ========   ======================

(Value on Settlement Date $422,797)

Notes to Schedule of Investments

DKK = Danish Krone

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of October 31, 2007.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of October 31, 2007, securities with an aggregate value of $823,004, which represented 0.9% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
8

PERFORMANCE
NT Vista

Total Returns as of October 31, 2007
                                           Average Annual Returns
                                   1 year      Since Inception      Inception Date

INSTITUTIONAL CLASS                49.11%          22.13%              5/12/06

RUSSELL MIDCAP GROWTH INDEX(1)     19.72%          13.66%                 --

(1) Data provided by Lipper Inc. -- A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended October 31

                                  2006*     2007

Institutional Class              -10.00%   49.11%
Russell MidCap Growth Index       0.79%    19.72%

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
9

PORTFOLIO COMMENTARY
NT Vista

Portfolio Managers: Glenn Fogle, David Hollond, and Brad Eixmann

In February 2007, senior investment analyst Brad Eixmann was promoted to co-portfolio manager for NT Vista. He joined American Century in 2002 and has served exclusively on the Vista team since that time.

PERFORMANCE SUMMARY

NT Vista gained 49.11% for the year ended October 31, 2007, surpassing the
19.72% return of its benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 2, better-than-expected corporate earnings growth, robust merger activity, and a change in Federal
Reserve (Fed) rate policy contributed to sound stock index gains for the period. Markets faced extreme volatility in the final months of the period, though, as mounting troubles among subprime mortgage lenders led to a credit crisis, and rising energy costs sparked fears of inflation. In this environment, large- and mid-cap stocks generally outpaced their small-cap counterparts, and growth-oriented shares outperformed value stocks.

Effective stock selection accounted for the vast majority of NT Vista's strong performance relative to the Russell Midcap Growth Index, particularly within the industrials, information technology, and consumer discretionary sectors.
Foreign holdings also contributed significantly to fund performance.

INDUSTRIALS LED GAINS

The portfolio's biggest sector contribution came from the industrials sector, where we continued to focus on the aerospace and defense industry group. The share prices of portfolio overweights Precision Castparts and BE Aerospace, the fund's two largest holdings, soared 120% and 97%, respectively, as both companies benefited from a replacement cycle and expanding orders in global aviation. Together, Precision Castparts and BE Aerospace represented 9% of the portfolio's average weight. Both companies reflect NT Vista's focus on companies with accelerating financial growth and share price momentum.

Within the industrials sector, we also benefited from an overweight stake and stock selection within the construction and engineering industry. Notably,
Foster Wheeler, a builder of power plants and refineries, contributed substantially to fund performance as its share price surged 230%.

TECHNOLOGY, CONSUMER DISCRETIONARY CONTRIBUTED

Within the technology sector, Nintendo was the largest single contributor to portfolio performance. Strong demand for the company's Wii interactive game system continued to outstrip supply, helping Nintendo's share price jump 212%
during the reporting period.

Top Ten Holdings as of October 31, 2007

                                     % of net       % of net
                                   assets as of   assets as of
                                     10/31/07        4/30/07

Precision Castparts Corp.              4.7%           5.1%
BE Aerospace, Inc.                     4.5%           4.0%
Nintendo Co., Ltd. ORD                 3.8%           2.9%
Thermo Fisher Scientific Inc.          3.4%           3.9%
NII Holdings, Inc.                     3.3%           5.7%
GameStop Corp. Cl A                    2.9%           1.9%
Express Scripts, Inc.                  2.9%           2.5%
Quanta Services, Inc.                  2.8%           1.7%
AGCO Corp.                             2.5%           2.0%
SBA Communications Corp. Cl A          2.4%           2.8%

------
10

NT Vista

Fund overweight Apple also contributed to absolute and relative gains. The computer and peripherals maker, which introduced the iPhone during the reporting period, experienced a 134% gain in its share price.

An underweight position and effective stock selection within the consumer discretionary group boosted gains. An overweight stake in Gamestop benefited fund performance, as the video game retailer gained 132% on the heels of a robust video game cycle.

GOOD CALLS IN TELECOM

Although we held an overweight position in telecom relative to the fund's benchmark, we recently trimmed our weighting to reflect increased competition in international cellular markets. Nevertheless, the portfolio reaped rewards from the wireless telecommunications industry for the one-year period.
Overweights Leap Wireless International and Millicom International both contributed to relative and absolute performance.

UNDERWEIGHT IN FINANCIALS HELPED AVOID PAIN

An underweight position and successful stock selection in the financials sector contributed to performance relative to the benchmark, helping the portfolio to avoid the losses associated with the subprime lending industry.
Within the sector, the portfolio had no holdings in either the consumer finance or thrifts and mortgage finance industries, which both slumped during the period.

STARTING POINT FOR NEXT REPORTING PERIOD

Our investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

Despite recent market volatility, we find the current environment accommodating to our disciplined, consistent style. An environment of steady rates and strong corporate earnings growth complements our process of identifying companies with accelerating growth and price momentum. Our process continues to successfully guide us to companies with strong fundamentals, regardless of market "noise."

Top Five Industries as of October 31, 2007

                                                % of net       % of net
                                              assets as of   assets as of
                                                10/31/07        4/30/07

Aerospace & Defense                               9.6%           9.0%
Wireless Telecommunication Services               6.6%           16.2%
Semiconductors & Semiconductor Equipment          6.2%           2.0%
Energy Equipment & Services                       5.8%           3.9%
Machinery                                         5.4%           4.6%

Types of Investments in Portfolio

                                                % of net        % of net
                                              assets as of    assets as of
                                                10/31/07        4/30/07

Domestic Common Stocks                            88.1%          82.7%
Foreign Common Stocks(1)                          10.2%          12.7%
TOTAL COMMON STOCKS                               98.3%          95.4%
Temporary Cash Investments                         --             3.2%
Other Assets and Liabilities                      1.7%            1.4%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
11

SCHEDULE OF INVESTMENTS
NT Vista

OCTOBER 31, 2007

Shares                                                        Value

Common Stocks -- 98.3%

AEROSPACE & DEFENSE -- 9.6%
      1,900  Alliant Techsystems Inc.(1)                  $ 209,741
     40,221  BE Aerospace, Inc.(1)                        1,999,386
     13,991  Precision Castparts Corp.                    2,095,992
                                                        -----------
                                                          4,305,119
                                                        -----------
BEVERAGES -- 0.7%
      7,900  Pepsi Bottling Group Inc.                      340,332
                                                        -----------
BIOTECHNOLOGY -- 2.9%
      1,400  Alexion Pharmaceuticals Inc.(1)                107,100
      8,400  BioMarin Pharmaceutical Inc.(1)                232,932
      4,400  Celgene Corp.(1)                               290,400
      3,800  Myriad Genetics Inc.(1)                        210,368
      9,800  Onyx Pharmaceuticals, Inc.(1)                  457,758
                                                        -----------
                                                          1,298,558
                                                        -----------
CAPITAL MARKETS -- 2.5%
      1,100  BlackRock, Inc.                                227,645
      3,700  GFI Group Inc.(1)                              319,384
      9,800  Janus Capital Group Inc.                       338,198
      7,400  SEI Investments Co.                            233,988
                                                        -----------
                                                          1,119,215
                                                        -----------
CHEMICALS -- 3.8%
      5,400  Flotek Industries Inc.(1)                      274,320
      9,570  Monsanto Co.                                   934,319
      3,800  Mosaic Co. (The)(1)                            265,240
      6,600  Terra Industries Inc.(1)                       243,474
                                                        -----------
                                                          1,717,353
                                                        -----------
COMMUNICATIONS EQUIPMENT -- 4.1%
      4,600  Blue Coat Systems, Inc.(1)                     186,714
      7,300  Ciena Corp.(1)                                 349,378
     16,600  Foundry Networks, Inc.(1)                      350,924
     22,100  Juniper Networks, Inc.(1)                      795,600
      4,200  Riverbed Technology, Inc.(1)                   141,918
                                                        -----------
                                                          1,824,534
                                                        -----------
COMPUTERS & PERIPHERALS -- 1.9%
      4,500  Apple Inc.(1)                                  854,775
                                                        -----------
CONSTRUCTION & ENGINEERING -- 5.2%
      7,220  Foster Wheeler Ltd.(1)                       1,070,365
     37,717  Quanta Services, Inc.(1)                     1,244,661
                                                        -----------
                                                          2,315,026
                                                        -----------
CONTAINERS & PACKAGING -- 2.2%
     22,000  Owens-Illinois Inc.(1)                         977,240
                                                        -----------

Shares                                                        Value

DIVERSIFIED CONSUMER SERVICES -- 1.7%
      5,200  Apollo Group, Inc. Cl A(1)                   $ 412,152
      1,800  Strayer Education, Inc.                        335,628
                                                        -----------
                                                            747,780
                                                        -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
      8,000  Cogent Communications Group, Inc.(1)           221,440
                                                        -----------
ELECTRIC UTILITIES -- 1.5%
      3,900  Allegheny Energy, Inc.(1)                      236,574
     16,200  Reliant Energy, Inc.(1)                        445,824
                                                        -----------
                                                            682,398
                                                        -----------
ELECTRICAL EQUIPMENT -- 4.6%
      4,000  First Solar Inc.(1)                            635,240
      4,700  General Cable Corp.(1)                         338,353
      4,000  JA Solar Holdings Co., Ltd. ADR(1)             230,400
      4,700  SunPower Corp. Cl A(1)                         594,362
      2,800  Vestas Wind Systems AS ORD(1)                  252,531
                                                        -----------
                                                          2,050,886
                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.8%
      3,200  Itron Inc.(1)                                  343,968
                                                        -----------
ENERGY EQUIPMENT & SERVICES -- 5.8%
      7,800  Acergy SA ORD                                  225,926
      2,700  Cameron International Corp.(1)                 262,872
      2,606  Core Laboratories N.V.(1)                      380,320
      2,800  Dawson Geophysical Co.(1)                      223,468
     26,400  Dresser-Rand Group Inc.(1)                   1,021,680
      6,200  National Oilwell Varco, Inc.(1)                454,088
                                                        -----------
                                                          2,568,354
                                                        -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.6%
      4,300  Inverness Medical Innovations, Inc.(1)         258,387
                                                        -----------
HEALTH CARE PROVIDERS & SERVICES -- 5.0%
     20,600  Express Scripts, Inc.(1)                     1,299,860
      9,700  Medco Health Solutions Inc.(1)                 915,486
                                                        -----------
                                                          2,215,346
                                                        -----------
HOTELS, RESTAURANTS & LEISURE -- 3.3%
     11,000  Bally Technologies, Inc.(1)                    443,630
      6,212  Las Vegas Sands Corp.(1)                       824,395
      6,220  WMS Industries Inc.(1)                         215,647
                                                        -----------
                                                          1,483,672
                                                        -----------
HOUSEHOLD DURABLES -- 0.5%
      6,300  Tempur-Pedic International Inc.                226,800
                                                        -----------

------
12

NT Vista

Shares                                                        Value

INDUSTRIAL CONGLOMERATES -- 0.7%
      5,392  McDermott International, Inc.(1)             $ 329,236
                                                        -----------
INSURANCE -- 0.5%
      4,800  AON Corp.                                      217,536
                                                        -----------
INTERNET & CATALOG RETAIL -- 0.5%
      2,300  Amazon.com, Inc.(1)                            205,045
                                                        -----------
INTERNET SOFTWARE & SERVICES -- 0.6%
      2,300  Equinix Inc.(1)                                268,318
                                                        -----------
IT SERVICES -- 0.9%
      2,100  MasterCard Inc. Cl A                           398,055
                                                        -----------
LIFE SCIENCES TOOLS & SERVICES -- 4.9%
      5,200  Invitrogen Corp.(1)                            472,524
      7,500  PerkinElmer, Inc.                              206,400
     25,500  Thermo Fisher Scientific Inc.(1)             1,499,655
                                                        -----------
                                                          2,178,579
                                                        -----------
MACHINERY -- 5.4%
     18,600  AGCO Corp.(1)                                1,110,048
      6,800  Flowserve Corp.                                536,928
        600  Hyundai Mipo Dockyard Co., Ltd. ORD            268,372
      4,900  Manitowoc Co., Inc. (The)                      241,374
      4,000  Samsung Heavy Industries Co., Ltd. ORD         242,593
                                                        -----------
                                                          2,399,315
                                                        -----------
MARINE -- 0.5%
      1,900  DryShips Inc.                                  223,934
                                                        -----------
MEDIA -- 1.8%
     20,900  Liberty Global, Inc. Series A(1)               820,325
                                                        -----------
PHARMACEUTICALS -- 1.9%
     33,300  Shire plc ORD                                  833,115
                                                        -----------

Shares                                                        Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.2%
      8,100  Intersil Corp. Cl A                          $ 245,754
      3,000  MEMC Electronic Materials Inc.(1)              219,660
     11,300  Microsemi Corp.(1)                             300,693
     23,800  NVIDIA Corp.(1)                                842,044
     17,800  OmniVision Technologies, Inc.(1)               394,270
     25,700  ON Semiconductor Corp.(1)                      262,140
     17,000  Semtech Corp.(1)                               290,870
      5,000  Silicon Laboratories Inc.(1)                   218,500
                                                        -----------
                                                          2,773,931
                                                        -----------
SOFTWARE -- 4.6%
     14,500  Activision, Inc.(1)                            342,925
      2,700  Nintendo Co., Ltd. ORD                       1,702,105
                                                        -----------
                                                          2,045,030
                                                        -----------
SPECIALTY RETAIL -- 5.2%
     22,100  GameStop Corp. Cl A(1)                       1,308,762
     16,200  Guess?, Inc.                                   832,518
      3,700  Tiffany & Co.                                  200,466
                                                        -----------
                                                          2,341,746
                                                        -----------
TEXTILES, APPAREL & LUXURY GOODS -- 0.8%
      4,700  Crocs, Inc.(1)                                 351,325
                                                        -----------
WIRELESS TELECOMMUNICATION SERVICES -- 6.6%
      5,500  Crown Castle International Corp.(1)            225,885
      1,500  Millicom International Cellular SA(1)          176,220
     25,067  NII Holdings, Inc.(1)                        1,453,886
     30,602  SBA Communications Corp. Cl A(1)             1,089,431
                                                        -----------
                                                          2,945,422
                                                        -----------
TOTAL INVESTMENT SECURITIES -- 98.3%
(Cost $30,504,466)                                       43,882,095
                                                        -----------
OTHER ASSETS AND LIABILITIES -- 1.7%                        770,128
                                                        -----------
TOTAL NET ASSETS -- 100.0%                              $44,652,223
                                                        ===========

------
13

NT Vista

Forward Foreign Currency Exchange Contracts

                                                             Unrealized Gain
     Contracts to Sell       Settlement Date      Value          (Loss)

    1,032,640  DKK for USD           11/30/07    $ 201,026           $(1,459)
      323,517  GBP for USD           11/30/07      672,021            (5,864)
   93,487,500  JPY for USD           11/30/07      813,362              3,998
      982,800  NOK for USD           11/30/07      183,156                 64
                                                ----------    ---------------
                                                $1,869,565           $(3,261)
                                                ==========    ===============

(Value on Settlement Date $1,866,304)

Notes to Schedule of Investments

ADR = American Depositary Receipt

DKK = Danish Krone

GBP = British Pound

JPY = Japanese Yen

NOK = Norwegian Krona

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

As of October 31, 2007, securities with an aggregate value of $3,524,642, which represented 7.9% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
14

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
15

                                     Ending        Expenses Paid
                    Beginning        Account      During Period*
                  Account Value       Value          5/1/07 --        Annualized
                     5/1/07         10/31/07         10/31/07       Expense Ratio*

NT Growth - Institutional Class

Actual               $1,000         $1,144.00          $4.32            0.80%
Hypothetical         $1,000         $1,021.17          $4.08            0.80%

NT Vista - Institutional Class

Actual               $1,000         $1,267.20          $4.57            0.80%
Hypothetical         $1,000         $1,021.17          $4.08            0.80%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
16

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2007
                                                         NT Growth      NT Vista

ASSETS

Investment securities, at value (cost of $73,121,308
and $30,504,466, respectively) -- including
$2,469,737 and $- of securities on loan, respectively    $87,725,223   $43,882,095

Investments made with cash collateral received for
securities on loan, at value (cost of $2,466,583 and
$-, respectively)                                          2,466,583            --
                                                         -----------   -----------
Total investment securities, at value (cost of
$75,587,891 and $30,504,466, respectively)                90,191,806    43,882,095
                                                         -----------   -----------
Receivable for investments sold                            3,675,591     1,317,611

Receivable for forward foreign currency exchange
contracts                                                         --         4,062

Dividends and interest receivable                             42,304         4,962
                                                         -----------   -----------
                                                          93,909,701    45,208,730
                                                         -----------   -----------

LIABILITIES

Payable for collateral received for securities on loan     2,466,583            --

Disbursements in excess of demand deposit cash               689,852        43,938

Payable for investments purchased                          2,245,375       475,655

Payable for forward foreign currency exchange
contracts                                                      3,090         7,323

Accrued management fees                                       58,987        29,591
                                                         -----------   -----------
                                                           5,463,887       556,507
                                                         -----------   -----------

NET ASSETS                                               $88,445,814   $44,652,223
                                                         ===========   ===========

INSTITUTIONAL CLASS CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                               100,000,000   100,000,000
                                                         ===========   ===========
Outstanding                                                6,873,214     3,327,058
                                                         ===========   ===========

NET ASSET VALUE PER SHARE                                     $12.87        $13.42
                                                         ===========   ===========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                  $70,144,992   $31,355,145

Undistributed net investment income                          141,260         1,921

Accumulated undistributed net realized gain (loss) on
investment and foreign currency transactions               3,558,564      (79,240)

Net unrealized appreciation on investments and
translation of assets and liabilities in foreign
currencies                                                14,600,998    13,374,397
                                                         -----------   -----------
                                                         $88,445,814   $44,652,223
                                                         ===========   ===========

See Notes to Financial Statements.

------
17

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2007
                                                         NT Growth      NT Vista

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $4,529
and $7,098, respectively)                                  $ 779,118     $ 106,439
Interest                                                      40,585        46,896
Securities lending                                             4,278            --
                                                         -----------   -----------
                                                             823,981       153,335
                                                         ===========   ===========

EXPENSES:

Management fees                                              570,006       276,321

Directors' fees and expenses                                   1,594           619

Other expenses                                                   373            53
                                                         -----------   -----------
                                                             571,973       276,993
                                                         -----------   -----------

NET INVESTMENT INCOME (LOSS)                                 252,008     (123,658)
                                                         -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                    4,637,448     3,335,097

Foreign currency transactions                               (48,940)      (94,535)
                                                         -----------   -----------
                                                           4,588,508     3,240,562
                                                         -----------   -----------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                               10,296,488    11,596,791

Translation of assets and liabilities in foreign
currencies                                                     2,927         (514)
                                                         -----------   -----------
                                                          10,299,415    11,596,277
                                                         -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                   14,887,923    14,836,839
                                                         -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                               $15,139,931   $14,713,181
                                                         ===========   ===========

See Notes to Financial Statements.

------
18

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED OCTOBER 31, 2007 AND PERIOD ENDED OCTOBER 31, 2006(1)

                                   NT Growth                    NT Vista

Increase (Decrease) in
Net Assets                    2007           2006          2007           2006

OPERATIONS

Net investment income
(loss)                         $252,008       $82,306     $(123,658)     $(27,971)

Net realized gain (loss)      4,588,508   (1,047,272)      3,240,562   (3,412,177)

Change in net
unrealized appreciation
(depreciation)               10,299,415     4,301,583     11,596,277     1,778,120
                            -----------   -----------    -----------   -----------
Net increase (decrease)
in net assets resulting
from operations              15,139,931     3,336,617     14,713,181   (1,662,028)
                            -----------   -----------    -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment
income                        (175,726)            --             --            --
                            -----------   -----------    -----------   -----------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares
sold                         31,876,693    56,820,645     16,758,304    27,880,764

Payments for shares
redeemed                   (17,377,762)   (1,174,584)   (12,497,498)     (540,500)
                            -----------   -----------    -----------   -----------
Net increase (decrease)
in net assets from
capital share
transactions                 14,498,931    55,646,061      4,260,806    27,340,264
                            -----------   -----------    -----------   -----------

NET INCREASE (DECREASE)
IN NET ASSETS                29,463,136    58,982,678     18,973,987    25,678,236

NET ASSETS

Beginning of period          58,982,678            --     25,678,236            --
                            -----------   -----------    -----------   -----------
End of period               $88,445,814   $58,982,678    $44,652,223   $25,678,236
                            ===========   ===========    ===========   ===========

Undistributed net
investment income              $141,260      $113,918         $1,921        $2,719
                            ===========   ===========    ===========   ===========

TRANSACTIONS IN SHARES OF THE FUNDS

Sold                          2,849,265     5,698,720      1,590,776     2,915,545

Redeemed                    (1,555,417)     (119,354)    (1,118,215)      (61,048)
                            -----------   -----------    -----------   -----------
Net increase (decrease)
in shares of the funds        1,293,848     5,579,366        472,561     2,854,497
                            ===========   ===========    ===========   ===========

(1) May 12, 2006 (fund inception) through October 31, 2006.

See Notes to Financial Statements.

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19

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. NT Growth Fund (NT Growth) and NT
Vista Fund (NT Vista) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. The funds pursue this objective by investing primarily in equity securities. NT Growth generally invests in larger-sized companies that management believes will increase in value but may purchase companies of any size. NT Vista generally invests in companies that are medium-sized and smaller at the time of purchase that management believes will increase in value. The funds are not permitted to invest in any securities issued by companies assigned the Global Industry
Classification Standard for the tobacco industry. The funds incepted on May
12, 2006. The following is a summary of the funds' significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New york Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

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20

SECURITIES ON LOAN -- NT Growth may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. NT Growth continues to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American
Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for NT Growth ranges from 0.60%
to 0.80%. The effective annual management fee for NT Growth for the year ended
October 31, 2007 was 0.80%. The annual management fee for NT Vista for the year ended October 31, 2007 was 0.80%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century

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21

Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC. The funds are wholly owned by American Century Asset
Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

Beginning in December 2006, the funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase
& Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement and NT Growth has a securities lending agreement with
JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
October 31, 2007, were as follows:

                           NT Growth     NT Vista
Purchases                 $113,491,424  $54,119,646
Proceeds from sales        $99,362,755  $49,725,966

4. SECURITIES LENDING

As of October 31, 2007, securities in NT Growth valued at $2,469,737 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $2,466,583. NT Growth's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by NT
Growth may be delayed or limited.

5. BANK LINE OF CREDIT

Effective December 13, 2006, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended October 31, 2007.

6. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31,
2007 and the period ended October 31, 2006 were as follows:

                                 NT Growth            NT Vista

                                2007      2006     2007      2006

DISTRIBUTIONS PAID FROM

Ordinary income                $175,726      --        --         --

Long-term capital gains              --      --        --         --

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22

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                         NT Growth      NT Vista

Federal tax cost of investments                          $75,812,343   $30,670,864
                                                         ===========   ===========
Gross tax appreciation of investments                    $15,075,324   $13,382,494

Gross tax depreciation of investments                      (695,861)     (171,263)
                                                         -----------   -----------
Net tax appreciation (depreciation) of investments       $14,379,463   $13,211,231
                                                         ===========   ===========
Net tax appreciation (depreciation) on derivatives
and translation of assets and liabilities in foreign
currencies                                                  $(2,916)      $(1,311)
                                                         -----------   -----------
Net tax appreciation (depreciation)                      $14,376,547   $13,209,920
                                                         ===========   ===========
Undistributed ordinary income                             $1,243,382            --

Accumulated long-term gains                               $2,680,893       $87,158

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

NT Growth hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2007.

For corporate taxpayers of NT Growth, ordinary income distributions paid during the fiscal year ended October 31, 2007, of $175,726 qualify for the corporate dividends received deduction.

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23

FINANCIAL HIGHLIGHTS
NT Growth

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                               2007       2006(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                             $10.57     $10.00
                                                               --------   --------
Income From Investment Operations

 Net Investment Income (Loss)                                      0.04       0.01

 Net Realized and Unrealized Gain (Loss)                           2.29       0.56
                                                               --------   --------
 Total From Investment Operations                                  2.33       0.57
                                                               --------   --------
Distributions

 From Net Investment Income                                      (0.03)         --
                                                               --------   --------
Net Asset Value, End of Period                                   $12.87     $10.57
                                                               ========   ========

TOTAL RETURN(2)                                                  22.12%      5.70%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 0.80%   0.80%(3)

Ratio of Net Investment Income (Loss) to Average Net
Assets                                                            0.35%   0.36%(3)

Portfolio Turnover Rate                                            140%        57%

Net Assets, End of Period (in thousands)                        $88,446    $58,983

(1) May 12, 2006 (fund inception) through October 31, 2006.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements.

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24

NT Vista

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                            2007         2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                            $9.00       $10.00
                                                             --------     --------
Income From Investment Operations

 Net Investment Income (Loss)                                  (0.04)       (0.01)

 Net Realized and Unrealized Gain (Loss)                         4.46       (0.99)
                                                             --------     --------
 Total From Investment Operations                                4.42       (1.00)
                                                             --------     --------
Net Asset Value, End of Period                                 $13.42        $9.00
                                                             ========     ========

TOTAL RETURN(2)                                                49.11%     (10.00)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets               0.80%     0.80%(3)

Ratio of Net Investment Income (Loss) to Average Net
Assets                                                        (0.36)%   (0.27)%(3)

Portfolio Turnover Rate                                          147%         109%

Net Assets, End of Period (in thousands)                      $44,652      $25,678

(1) May 12, 2006 (fund inception) through October 31, 2006.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements.

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25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of NT Growth Fund and NT Vista Fund
(the "Funds"), two of the mutual funds comprising American Century Mutual
Funds, Inc., as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for the periods presented, and the financial highlights for the periods presented.
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for the periods presented, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 12, 2007

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26

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Mutual Funds, Inc. and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect nine Directors to the Board of Directors of American Century Mutual
Funds, Inc. (the proposal was voted on by all shareholders of funds issued by
American Century Mutual Funds, Inc.).

James E. Stowers, Jr.       For:                15,577,264,186
                            Withhold:              426,100,888
                            Abstain:                         0
                            Broker Non-Vote:                 0

Jonathan S. Thomas          For:                15,599,601,708
                            Withhold:              403,763,366
                            Abstain:                         0
                            Broker Non-Vote:                 0

Thomas A. Brown             For:                15,605,490,524
                            Withhold:              397,874,550
                            Abstain:                         0
                            Broker Non-Vote:                 0

Andrea C. Hall              For:                15,604,361,764
                            Withhold:              399,003,310
                            Abstain:                         0
                            Broker Non-Vote:                 0

James A. Olson              For:                15,597,252,094
                            Withhold:              406,112,980
                            Abstain:                         0
                            Broker Non-Vote:                 0

Donald H. Pratt             For:                15,588,035,002
                            Withhold:              415,330,072
                            Abstain:                         0
                            Broker Non-Vote:                 0

Gale E. Sayers              For:                15,602,023,622
                            Withhold:              401,341,452
                            Abstain:                         0
                            Broker Non-Vote:                 0

M. Jeannine Strandjord      For:                15,588,213,409
                            Withhold:              415,151,665
                            Abstain:                         0
                            Broker Non-Vote:                 0

Timothy S. Webster          For:                15,609,206,162
                            Withhold:              394,158,912
                            Abstain:                         0
                            Broker Non-Vote:                 0

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27

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century family of funds advised by ACIM or American Century Global Investment Management, Inc.
(ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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28

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc.; Retired Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUNDS: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB
Acquisition Group LLC (September 2006 to present); President and Chief
Executive Officer, American Italian Pasta Company (2001 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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29

OFFICERS

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century funds (1997 to
September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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30

APPROVAL OF MANAGEMENT AGREEMENTS
NT Growth and NT Vista

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning NT Growth and NT Vista (the "funds") and the services provided to the funds under the management agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreements;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreements, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

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31

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreements under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES - GENERALLY. Under the management agreements, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreements, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

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32

At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the
15(c) Process comparing the funds' performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. NT Growth's performance for both the one- and three-year periods was above the median for its peer group. NT Vista's performance was above the median of its peer group for the one-year period and below the median for the three-year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreements, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethic- ally. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services.

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33

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders NT Growth was below the median of the total expense ratios of its peer group. The unified fee charged to shareholders of NT Vista was in the lowest quartile of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

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34

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, assisted by the advice of legal counsel independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, negotiated changes to the breakpoint schedule used to calculate the management fee of NT Growth. These changes were proposed by the Directors based on their review of the competitive changes in the mutual fund marketplace and their review of financial information provided by the advisor. The new schedule, effective August 1, 2007, contains lower management fees at certain asset levels than under the existing structure. Following these negotiations with the advisor, the independent directors concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

The independent directors concluded that the investment management agreement between NT Vista and the advisor is fair and reasonable in light of the services provided and should be renewed.

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35

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. you have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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36

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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37

NOTES

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38

NOTES

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39

NOTES

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40

[INSIDE BACK PAGE BLANK]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

0712
SH-ANN-57614N

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               October 31, 2007

[photo of winter]

American Century-Mason Street
   Mid Cap Growth Fund
American Century-Mason Street
   Small Cap Growth Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

[photo of Jonathan Thomas]

JONATHAN THOMAS
President and CEO
American Century Companies, Inc.

To help you monitor your investment, my colleagues and I take pride in providing you with the annual report for the American Century®-Mason Street
Mid Cap Growth and Small Cap Growth funds for the 12 months ended October 31,
2007. I am honored to be addressing you in the "Our Message" space long devoted to company founder Jim Stowers, Jr. and his son Jim Stowers III.

Jim Stowers III stepped down from the ACC board in July 2007, his final step in a well-planned career transition to pursue new ventures outside the company. This reflected his family's support of our company's direction and the leadership team of American Century Investments.

The Stowers family remains an integral part of our heritage, leadership, and financial structure. In fact, Jim Stowers, Jr. continues as co-chair of the
American Century Companies, Inc. (ACC) board of directors with Richard Brown, who has been on the board since 1998.

American Century Investments, our clients, and our employees have been my top priority since I became company president and CEO in March, 2007. We have also added the executive talents of overall chief investment officer (CIO) Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you. We believe the ultimate measure of our performance is our clients' success. Therefore, our focus continues to be on building a long-term relationship with you and on delivering superior investment performance across our product line.

/s/Jonathan Thomas

[photo of James E. Stowers, Jr.]

JAMES E. STOWERS, JR.
Founder and Co-Chairman of the Board
American Century Companies, Inc.

[photo of Richard Brown]

RICHARD BROWN
Co-Chairman of the Board
American Century Companies, Inc.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

MID CAP GROWTH

SMALL CAP GROWTH

FINANCIAL STATEMENTS

OTHER INFORMATION

     Proxy Voting Results. . . . . . . . . . . . . . . . . . . . . . . . .     44
     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     45
     Approval of Management Agreements for

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

STOCK RETURNS, VOLATILITY UP

U.S. stocks produced double-digit gains for the 12 months ended October 31,
2007. Stocks rallied for much of the first half of the fiscal year, touching record highs in July, as the worldwide economic expansion drove strong corporate earnings. But the subprime mortgage crisis blossomed in late July and early August in the form of massive losses for banks, residential lenders, and firms that securitized these sub-prime loans. This crisis caused a sharp tightening of lending standards, removing the easy credit that propelled strong consumer spending and funded a record amount of leveraged buyouts. As a result, the U.S. stock market came under pressure late in the fiscal year.

By October, stock market volatility surged and credit markets seized up. To relieve the pressure, the Federal Reserve (the Fed) lowered its benchmark federal funds rate target in September and again in October -- the Fed's first rate cuts since June 2003. Markets rallied briefly at fiscal year-end, though there were concerns heading into November about the future course of corporate earnings.

GROWTH SHARES LED

Growth stocks led the market during the 12 months, outpacing value-oriented shares across all market capitalizations. That's because the deceleration in corporate earnings cast a brighter spotlight on the relative earnings power of growth companies, providing a favorable context for our growth portfolios and growth stocks in general. We took advantage of this favorable backdrop, enjoying a solid year of outperformance.

Looking at returns by sector, energy and materials performed best, supported by booming global demand for commodities. In contrast, the aforementioned credit crisis weakened consumer discretionary and financial shares -- the only two segments of the S&P 500 Index to decline during the period.

We expect a continued favorable environment for growth-stock investing:
interest rates are low, global growth continues to provide new markets for goods and services, and inflation remains contained.

U.S. Stock Index Returns
For the 12 months ended October 31, 2007
RUSSELL 1000 INDEX (LARGE-CAP)             15.03%
Russell 1000 Growth Index                  19.23%
Russell 1000 Value Index                   10.83%
RUSSELL MIDCAP INDEX                       15.24%
Russell Midcap Growth Index                19.72%
Russell Midcap Value Index                  9.73%
RUSSELL 2000 INDEX (SMALL-CAP)              9.27%
Russell 2000 Growth Index                  16.73%
Russell 2000 Value Index                    2.05%

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2

PERFORMANCE
Mid Cap Growth

Total Returns as of October 31, 2007
                                           Average Annual Returns
                                                              Since     Inception
                            1 year     5 years    10 years  Inception      Date

A CLASS(1)
 No sales charge*           26.85%      13.03%     8.31%      10.81%
 With sales charge*         19.54%      11.70%     7.67%      10.19%     3/31/97

RUSSELL MIDCAP
GROWTH INDEX(2)             19.72%      19.21%     8.30%      10.06%        --

S&P MIDCAP 400 INDEX(2)     17.02%      17.78%     12.39%     14.24%        --

Investor Class              27.19%        --         --       11.30%      4/3/06

Institutional Class         27.38%        --         --       11.51%      4/3/06

B Class
 No sales charge*         26.02%(1)   12.32%(1)    7.60%      10.09%
 With sales charge*       22.02%(1)   12.19%(1)    7.60%      10.09%     3/31/97

C Class                     25.90%        --         --       10.18%      4/3/06

R Class                     26.51%        --         --       10.72%      4/3/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Mid Cap Growth acquired all the net assets of the Mason Street Aggressive
Growth Stock Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 15, 2006. Performance information prior to April 1, 2006, is that of the Mason Street Aggressive
Growth Stock Fund.

(1) Class returns would have been lower if fees had not been waived.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Mid Cap Growth

Growth of $10,000 Over 10 Years

$10,000 investment made October 31, 1997*

One-Year Returns Over 10 Years
Periods ended October 31
                       1998     1999     2000      2001      2002      2003    2004     2005     2006     2007

A Class (no
sales charge)**       -4.94%   46.73%   47.26%   -35.19%    -9.55%    19.92%   4.92%    7.99%    7.08%   26.85%

Russell Midcap
Growth Index           2.43%   37.66%   38.67%   -42.78%    -17.61%   39.30%   8.77%   15.91%   14.51%   19.72%

S&P MidCap 400 Index   6.71%   21.07%   31.65%   -12.45%    -4.78%    30.73%  11.04%   17.65%   13.43%   17.02%

*Mid Cap Growth A Class's initial investment is $9,425 to reflect the maximum
5.75% initial sales charge.

**Class returns would have been lower, along with ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
Mid Cap Growth

Portfolio Managers: Jill Grueninger and Curt Ludwick

PERFORMANCE SUMMARY

Mid Cap Growth returned 26.85%* during the 12 months ended October 31, 2007.
That compares with the 19.72% return of its benchmark, the Russell Midcap
Growth Index.

Looking at the portfolio's absolute return, performance was driven by holdings in the health care and information technology sectors; consumer staples was the only detractor. In terms of Mid Cap Growth's performance relative to its benchmark, outperformance was driven by stock selection among health care, consumer discretionary, and information technology stocks. Relative results would have been even better but for positioning among industrial and staples shares.

HEALTH CARE LED CONTRIBUTORS

Stock selection among health care names was the leading source of outperformance. The leading contributor to return for the year was medical device maker Intuitive Surgical, benefiting from heavy demand for its new, less-invasive robotic surgery system. In addition, stock picks among health care providers was another source of strength, as overweight positions in
Express Scripts, Caremark Rx, VCA Antech, and Pediatrix Medical Group all
contributed to relative results. It also helped to avoid the lagging pharmaceutical sector.

CONSUMER DISCRETIONARY, IT SOURCES OF STRENGTH

In the consumer discretionary sector, stock selection among specialty retail, media, and multi-line retail companies drove the portfolio's outperformance.
The leading contributor in this sector was specialty retailer GameStop, which sells video game products and entertainment software for computers. The company is seeing revenues, same-store sales, and other metrics improve as a result of several new hardware and software gaming product cycles. Chinese advertising giant Focus Media Holding was another top-10 contributor in this sector, benefiting from the rapid growth of the Chinese economy and boom related to the upcoming Beijing Olympics.

Looking at the information technology sector, stock picks contributed most in the semiconductor and software industries. The leading contributor in the sector was MEMC Electronic Materials. The company supplies silicon used in the manufacture of computer chips and solar panels. Heavy demand and limited supply resulted in very attractive pricing for the company's products.

Top Ten Holdings as of October 31, 2007
                                                 % of         % of
                                              net assets   net assets
                                                 as of        as of
                                               10/31/07      4/30/07
DaVita Inc.                                      3.0%         2.8%
GameStop Corp. Cl A                              2.6%         2.1%
Cameron International Corp.                      2.4%         1.7%
ValueClick Inc.                                  2.2%         2.6%
Praxair, Inc.                                    2.2%         1.8%
Express Scripts, Inc.                            2.2%         1.8%
Smith International, Inc.                        2.1%         1.9%
Intuitive Surgical Inc.                          2.0%         1.8%
Ritchie Bros. Auctioneers Inc.                   1.9%         1.7%
Amphenol Corp. Cl A                              1.9%         1.6%

*All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown.

------
5

Mid Cap Growth

OTHER KEY CONTRIBUTORS

Energy-related stocks were another key source of strength. In the energy sector, we were overweight in firms benefiting from exposure to international energy exploration and development, including drillers and equipment suppliers. Cameron International was the leading contributor to results in this sector. Cameron benefited from spending on oil field development, and with oil supplies tight, this led to accelerated spending for new production.
In addition, IntercontinentalExchange -- an energy trading firm -- benefited from strong pricing and volatility in the energy market, seeing record trading volume.

INDUSTRIALS, STAPLES DETRACTED

At the other end of the spectrum, industrial and consumer staples shares limited the portfolio's performance compared with the benchmark. In industrials, we held underweight positions in the construction & engineering and aerospace & defense industry segments, both of which performed well. Our stock picks also detracted in these areas.

Our stock picks also underperformed in the consumer staples sector. To begin with, defensive-oriented consumer staples shares tend to lag in an up market.
In addition, some of our personal products and food & staples retailing names underperformed. The leading detractor in this space was skin care and cosmetics company Bare Escentuals, which experienced a slowdown in sales in its infomercial business.

STARTING POINT FOR NEXT REPORTING PERIOD

"We are looking for medium- and smaller-sized companies that we believe are well managed, have solid growth in revenue and earnings, and have strong financial characteristics," said portfolio manager Jill Grueninger. "As a result, our sector and industry allocations reflect where we're finding the best growth opportunities at a given time. As of October 31, 2007, the top sector overweights were in information technology, industrials, and health care. The most notable sector underweights were in consumer discretionary and staples stocks, as well as utilities."

Top Five Industries as of October 31, 2007
                                                 % of         % of
                                              net assets   net assets
                                                 as of        as of
                                               10/31/07      4/30/07
Health Care Providers & Services                 10.3%        12.2%
Energy Equipment & Services                      7.4%         5.1%
Commercial Services & Supplies                   6.0%         6.9%
Semiconductors & Semiconductor Equipment         5.6%         5.5%
Software                                         5.6%         4.9%

Types of Investments in Portfolio
                                                 % of         % of
                                              net assets   net assets
                                                 as of        as of
                                               10/31/07      4/30/07
Domestic Common Stocks and Futures               91.2%        89.9%
Foreign Common Stocks*                           5.6%         4.0%
TOTAL EQUITY EXPOSURE                            96.8%        93.9%
Short-Term Investments                           3.0%         7.5%
Other Assets and Liabilities                     0.2%        (1.4)%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

SCHEDULE OF INVESTMENTS
Mid Cap Growth

OCTOBER 31, 2007

Shares                                                                       Value

Common Stocks -- 94.0%

AEROSPACE & DEFENSE -- 1.3%
       81,600  Spirit Aerosystems Holdings Inc. Cl A(1)                $ 2,833,152
                                                                      ------------
AIR FREIGHT & LOGISTICS -- 2.3%
       55,900  C.H. Robinson Worldwide Inc.                              2,790,528
       41,720  Expeditors International of Washington, Inc.              2,113,118
                                                                      ------------
                                                                         4,903,646
                                                                      ------------
BIOTECHNOLOGY -- 1.1%
       34,600  Celgene Corp.(1)                                          2,283,600
                                                                      ------------
CAPITAL MARKETS -- 5.0%
       74,220  Investment Technology Group Inc.(1)                       3,109,818
       19,400  Northern Trust Corp.                                      1,459,074
       87,800  SEI Investments Co.                                       2,776,236
       55,200  T. Rowe Price Group Inc.                                  3,546,048
                                                                      ------------
                                                                        10,891,176
                                                                      ------------
CHEMICALS -- 2.2%
       55,330  Praxair, Inc.                                             4,729,608
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 6.0%
      101,100  Corrections Corp. of America(1)                           2,860,119
       40,050  Monster Worldwide Inc.(1)                                 1,625,229
       54,700  Ritchie Bros. Auctioneers Inc.                            4,093,201
       39,980  Robert Half International Inc.                            1,202,998
       53,580  Stericycle Inc.(1)                                        3,125,322
                                                                      ------------
                                                                        12,906,869
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 1.8%
      109,800  Foundry Networks, Inc.(1)                                 2,321,172
       26,290  Harris Corp.                                              1,592,122
                                                                      ------------
                                                                         3,913,294
                                                                      ------------
COMPUTERS & PERIPHERALS -- 0.9%
       63,600  Network Appliance, Inc.(1)                                2,002,764
                                                                      ------------
CONSTRUCTION & ENGINEERING -- 0.7%
       10,800  Foster Wheeler Ltd.(1)                                    1,601,100
                                                                      ------------
CONTAINERS & PACKAGING -- 1.3%
       61,700  Owens-Illinois Inc.(1)                                    2,740,714
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 2.2%
        4,360  CME Group Inc.                                            2,904,850
       10,912  IntercontinentalExchange Inc.(1)                          1,944,518
                                                                      ------------
                                                                         4,849,368
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.1%
       68,310  NeuStar, Inc. Cl A(1)                                     2,336,202
                                                                      ------------

Shares                                                                       Value

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.9%
       91,820  Amphenol Corp. Cl A                                     $ 4,064,871
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 7.4%
       52,900  Cameron International Corp.(1)                            5,150,344
       33,800  Diamond Offshore Drilling, Inc.                           3,827,174
       35,000  National Oilwell Varco, Inc.(1)                           2,563,400
       69,300  Smith International, Inc.                                 4,577,265
                                                                      ------------
                                                                        16,118,183
                                                                      ------------
FOOD & STAPLES RETAILING -- 0.9%
       37,700  Longs Drug Stores Corp.                                   1,979,627
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.7%
       61,670  Immucor, Inc.(1)                                          1,988,858
       13,000  Intuitive Surgical Inc.(1)                                4,249,310
       31,600  Mentor Corp.                                              1,345,212
       23,800  Mettler-Toledo International, Inc.(1)                     2,531,130
                                                                      ------------
                                                                        10,114,510
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 10.3%
      101,200  DaVita Inc.(1)                                            6,597,228
       74,400  Express Scripts, Inc.(1)                                  4,694,640
       31,200  Lincare Holdings Inc.(1)                                  1,084,824
       44,615  Pediatrix Medical Group, Inc.(1)                          2,922,283
       86,295  Psychiatric Solutions, Inc.(1)                            3,417,282
       77,880  VCA Antech Inc.(1)                                        3,586,374
                                                                      ------------
                                                                        22,302,631
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 3.1%
       62,900  International Game Technology                             2,743,069
       54,000  Jack in the Box Inc.(1)                                   1,693,980
       16,800  Orient-Express Hotels Ltd. Cl A                           1,088,640
       19,600  Starwood Hotels & Resorts Worldwide, Inc.                 1,114,456
                                                                      ------------
                                                                         6,640,145
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 0.5%
       17,300  McDermott International, Inc.(1)                          1,056,338
                                                                      ------------
INSURANCE -- 0.9%
       40,600  Assured Guaranty Ltd.                                       936,642
       21,700  MBIA Inc.                                                   933,968
                                                                      ------------
                                                                         1,870,610
                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 3.3%
       46,600  Digital River Inc.(1)                                     2,472,596
      174,880  ValueClick Inc.(1)                                        4,754,987
                                                                      ------------
                                                                         7,227,583
                                                                      ------------
IT SERVICES -- 4.1%
       74,760  Cognizant Technology Solutions Corp. Cl A(1)              3,099,550

------
7

Mid Cap Growth

Shares                                                                       Value

       45,900  Global Payments Inc.                                    $ 2,183,004
       72,800  VeriFone Holdings Inc.(1)                                 3,598,504
                                                                      ------------
                                                                         8,881,058
                                                                      ------------
LIFE SCIENCES TOOLS & SERVICES -- 0.7%
       25,300  Charles River Laboratories(1)                             1,467,400
                                                                      ------------
MACHINERY -- 2.6%
       47,400  Harsco Corp.                                              2,873,388
       57,000  Manitowoc Co., Inc. (The)                                 2,807,820
                                                                      ------------
                                                                         5,681,208
                                                                      ------------
MEDIA -- 1.6%
       56,400  Focus Media Holding Ltd. ADR(1)                           3,496,800
                                                                      ------------
METALS & MINING -- 1.0%
       30,400  SPDR S&P Metals & Mining ETF                              2,080,880
                                                                      ------------
MULTILINE RETAIL -- 2.7%
       68,200  Dollar Tree Stores Inc.(1)                                2,612,060
       32,900  Kohl's Corp.(1)                                           1,808,513
       69,200  Saks Inc.                                                 1,464,272
                                                                      ------------
                                                                         5,884,845
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 2.0%
       49,930  Range Resources Corporation                               2,243,355
       42,700  Southwestern Energy Company(1)                            2,208,871
                                                                      ------------
                                                                         4,452,226
                                                                      ------------
PERSONAL PRODUCTS -- 1.1%
       94,300  Bare Escentuals Inc.(1)                                   2,329,210
                                                                      ------------
ROAD & RAIL -- 1.8%
       60,910  J.B. Hunt Transport Services, Inc.                        1,688,425
      138,700  Knight Transportation Inc.                                2,215,039
                                                                      ------------
                                                                         3,903,464
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.6%
       42,700  Broadcom Corp. Cl A(1)                                    1,389,885
       27,550  KLA-Tencor Corp.                                          1,450,508
       40,600  MEMC Electronic Materials Inc.(1)                         2,972,732
      105,397  Microchip Technology Inc.                                 3,496,018
       82,800  NVIDIA Corp.(1)                                           2,929,464
                                                                      ------------
                                                                        12,238,607
                                                                      ------------
SOFTWARE -- 5.6%
      144,297  Activision, Inc.(1)                                       3,412,624
       44,400  Autodesk, Inc.(1)                                         2,171,160
       74,038  Citrix Systems, Inc.(1)                                   3,182,894
       48,600  FactSet Research Systems Inc.                             3,427,272
                                                                      ------------
                                                                        12,193,950
                                                                      ------------

Shares                                                                       Value

SPECIALTY RETAIL -- 4.5%
       73,400  Collective Brands, Inc.(1)                              $ 1,357,166
       95,700  GameStop Corp. Cl A(1)                                    5,667,354
       41,270  O'Reilly Automotive Inc.(1)                               1,362,735
       55,700  Urban Outfitters Inc.(1)                                  1,407,539
                                                                      ------------
                                                                         9,794,794
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.9%
       54,200  Coach Inc.(1)                                             1,981,552
                                                                      ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.9%
       38,400  MSC Industrial Direct Co. Cl A                            1,870,464
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $153,580,548)                                                    203,622,449
                                                                      ------------

Principal Amount

Short-Term Investments -- 3.0%

   $2,000,000  New Century Asset Trust, 4.90%, 12/4/07(3)                1,990,480
    2,000,000  Sheffield Receivables, 4.90%, 11/26/07(3)                 1,992,686
    2,500,000  Thunder Bay Funding LLC, 4.95%, 11/15/07 (Acquired
               10/19/07, Cost $2,490,719)(2)(3)                          2,494,770
                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,479,398)                                                        6,477,936
                                                                      ------------

Short-Term Investments - Segregated for Futures Contracts -- 2.8%

    2,000,000  Alpine Securitization, 5.09%, 11/5/07(3)                  1,998,612
    2,000,000  Barton Capital LLC, 5.17%, 11/2/07(3)                     1,999,446
      500,000  FHLMC Discount Notes, 4.70%, 12/10/07(3)                    497,663
    1,700,000  General Electric Capital Corp., 4.81%, 11/1/07(3)         1,700,000
                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS -- SEGREGATED FOR FUTURES CONTRACTS
(Cost $6,195,809)                                                        6,195,721
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 99.8%
(Cost $166,255,755)                                                    216,296,106
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 0.2%                                       328,910
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $216,625,016
                                                                      ============

------
8

Mid Cap Growth

Futures Contracts
                                                 Underlying Face      Unrealized
   Contracts Purchased      Expiration Date      Amount at Value      Gain (Loss)

13     S&P MidCap 400
       Index Futures         December 2007          $5,921,500         $128,140
                                                   ============      ============

Notes to Schedule of Investments

ADR = American Depositary Receipt

ETF = Exchange Traded Fund

FHLMC = Federal Home Loan Mortgage Corporation

SPDR = Standard and Poor's Depositary Receipt

(1) Non-income producing.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities
Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2007 was $2,494,770, which represented 1.2% of total net assets.

(3) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
9

PERFORMANCE
Small Cap Growth

Total Returns as of October 31, 2007
                                           Average Annual Returns
                                                         Since      Inception
                                  1 year    5 years    Inception       Date

A CLASS(1)
 No sales charge*                 20.75%    16.21%       13.00%
 With sales charge*               13.79%    14.85%       12.20%      7/12/99

RUSSELL 2000 GROWTH INDEX(2)      16.73%    18.57%      4.17%(3)        --

S&P SMALLCAP 600 INDEX(2)         11.55%    18.42%     11.45%(3)        --

Investor Class                    20.93%      --         9.25%        4/3/06

Institutional Class               21.16%      --         9.47%        4/3/06

B Class(1)
 No sales charge*                 20.02%    15.48%       12.29%
 With sales charge*               16.02%    15.37%       12.29%      7/12/99

C Class                           19.67%      --         8.13%        4/3/06

R Class                           20.34%      --         8.69%        4/3/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Small Cap Growth acquired all the net assets of the Mason Street Small Cap
Growth Stock Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 23, 2006. Performance information prior to April 1, 2006, is that of the Mason Street Small Cap
Growth Stock Fund.

(1) Class returns would have been lower if fees had not been waived.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 7/14/99, the date nearest the A Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's performance may be affected by investments in initial public offerings.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
10

Small Cap Growth

Growth of $10,000 Over Life of Class

$10,000 investment made July 12, 1999

One-Year Returns Over Life of Class
Periods ended October 31
                      1999*    2000     2001       2002     2003     2004     2005     2006     2007

A Class (no sales
charge)**            13.00%   63.92%   -24.37%    -7.06%   28.49%    7.39%   19.34%    6.63%   20.75%

Russell 2000
Growth Index         -4.03%   16.16%   -31.50%   -21.57%   46.56%    5.53%   10.91%   17.07%   16.73%

S&P SmallCap 600
Index                -6.41%   25.27%   -6.44%     -3.78%   33.58%   16.78%   15.27%   16.10%   11.55%

*From 7/12/99, the A Class's inception date. Index data from 7/14/99, the date nearest the A Class's inception for which data are available. Not annualized.
Small Cap Growth A Class's initial investment is $9,425 to reflect the maximum
5.75% initial sales charge.

**Class returns would have been lower, along with ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's performance may be affected by investments in initial public offerings.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
11

PORTFOLIO COMMENTARY
Small Cap Growth

Portfolio Managers: Bill Walker and Andy Eng

PERFORMANCE SUMMARY

Small Cap Growth returned 20.75%* during the 12 months ended October 31, 2007.
That compares with the 16.73% return of its benchmark, the Russell 2000 Growth
Index.

Looking at the portfolio's absolute return, performance was driven by holdings in the information technology (IT) sector. No sector detracted from absolute results; telecommunication services contributed the least. Compared with its benchmark, Small Cap Growth's outperformance was driven by stock selection among information technology, consumer discretionary, and energy stocks.
Participation in a number of initial public offerings also helped relative performance, as these are out-of-benchmark positions that generally performed well. Nevertheless, relative results would have been even better but for positioning among industrial and materials shares.

IT STOCKS LED OUTPERFORMANCE

Stock selection among information technology shares was key to the portfolio's outperformance of its benchmark. Internet software & services holdings account for the lion's share of return, behind overweight positions in Sohu.com,
DealerTrack Holdings, and aQuantive, among others. These were three of the top-ten contributors to performance for the year. Sohu.com is a Chinese internet firm that performed well on the strength of its online gaming business and record ad revenue aided by its exclusive rights to Beijing 2008
Olympic content. aQuantive was an internet media company bought out in 2007.
And DealerTrack performed well while growing its software and services business through acquisition.

The IT sector was also home to the leading contributor to return for the period, education software provider Blackboard. The stock is one of the largest positions in the portfolio and continued to provide earnings growth ahead of analyst expectations as a result of growing its business in the U.S.
and overseas.

CONSUMER DISCRETIONARY, ENERGY SOURCES OF STRENGTH

Stock selection also added significant value in the consumer discretionary sector. The leading contributor in this space again was luxury hotelier
Orient-Express Hotels, which benefited from organic growth and a number of acquisitions, and was itself the subject of buyout rumors.

Top Ten Holdings as of October 31, 2007
                                                 % of         % of
                                              net assets   net assets
                                                 as of        as of
                                               10/31/07      4/30/07
ITC Holdings Corp.                               1.9%         1.7%
Switch & Data Facilities Co. Inc.                1.9%         1.1%
Insight Enterprises Inc.                         1.9%          --
Tessera Technologies Inc.                        1.8%         2.3%
DealerTrack Holdings Inc.                        1.8%         1.9%
Blackboard Inc.                                  1.7%         3.0%
Meridian Bioscience Inc.                         1.6%         0.5%
Sohu.com Inc.                                    1.5%         1.2%
Macrovision Corp.                                1.5%         0.7%
IHS Inc. Cl A                                    1.5%          --

*All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied or if distribution and service fees had not been waived, returns would be lower than those shown.

------
12

Small Cap Growth

Energy shares were another important source of relative strength, led by stock picks among energy equipment and services firms. Oceaneering International, a provider of remote-controlled equipment for deep-water drilling, was the top contributor in this space. Demand for its products jumped as exploration activity has picked up along with the price and scarcity of oil. Other notable contributors in this space were T-3 Energy Services and Global Industries, which also have benefited from the increased demand for expertise and equipment related to offshore drilling.

INDUSTRIALS, MATERIALS DETRACTED

At the other end of the spectrum, industrial and materials shares limited the portfolio's performance compared with the benchmark. It hurt to hold underweight positions in these winning sectors, and our stock picks underperformed. Industrials are a good example, where we held underweight positions in the electrical equipment and aerospace & defense industry segments, both of which performed well. That said, some of our biggest detractors were in the commercial services space, which was home to two of the portfolio's five largest detractors. These were ICT Group and PeopleSupport, firms that outsource back-office functions, both of which endured some difficult quarters. In addition, the leading detractor from results was Marlin
Business Services. The firm, which provides computers, copiers, and other equipment to small businesses, failed to meet business targets and expectations set by management.

STARTING POINT FOR NEXT REPORTING PERIOD

"Our disciplined investment process focuses on well-managed, growing, attractively valued companies. We are looking for high-quality, fast-growing, small-cap companies. We believe that relative to small-cap value, growth currently offers greater opportunities through attractive relative value and strong earnings per share growth," said portfolio manager Bill Walker. "As a result, our sector and industry allocations reflect where we're finding the best growth opportunities at a given time. As of October 31, 2007, the top sector overweights were in financials and information technology. The most notable sector underweights were in consumer discretionary and health care stocks."

Top Five Industries as of October 31, 2007
                                                 % of         % of
                                              net assets   net assets
                                                 as of        as of
                                               10/31/07      4/30/07
Internet Software & Services                     12.6%        8.1%
Software                                         7.9%         8.6%
Health Care Equipment & Supplies                 7.6%         3.2%
Commercial Services & Supplies                   6.4%         10.5%
Semiconductors & Semiconductor Equipment         5.5%         6.9%

Types of Investments in Portfolio
                                                 % of         % of
                                              net assets   net assets
                                                 as of        as of
                                               10/31/07      4/30/07
Domestic Common Stocks and Futures               88.7%        91.1%
Foreign Common Stocks*                           8.8%         7.2%
TOTAL EQUITY EXPOSURE                            97.5%        98.3%
Short-Term Investments                           3.7%         3.5%
Other Assets and Liabilities                    (1.2)%       (1.8)%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

------
13

SCHEDULE OF INVESTMENTS
Small Cap Growth

OCTOBER 31, 2007

Shares                                                                       Value

Common Stocks -- 93.6%

AEROSPACE & DEFENSE -- 0.3%
         3,411  Astronics Corp.(1)                                       $ 151,790
                                                                       -----------
BEVERAGES -- 1.3%
        11,249  Central European Distribution Corp.(1)                     598,222
                                                                       -----------
BIOTECHNOLOGY -- 1.3%
        23,335  Cepheid(1)                                                 603,910
                                                                       -----------
CAPITAL MARKETS -- 4.5%
        15,058  FCStone Group, Inc.(1)                                     530,795
         6,148  Greenhill & Co. Inc.                                       454,829
        14,274  KBW, Inc.(1)                                               432,359
        22,434  optionsXpress Holdings, Inc.                               667,636
                                                                       -----------
                                                                         2,085,619
                                                                       -----------
CHEMICALS -- 1.0%
         9,112  Airgas Inc.                                                459,883
                                                                       -----------
COMMERCIAL BANKS -- 0.8%
        11,614  CoBiz Financial Inc.                                       207,310
         5,700  PrivateBancorp Inc.                                        160,512
                                                                       -----------
                                                                           367,822
                                                                       -----------
COMMERCIAL SERVICES & SUPPLIES -- 6.4%
         9,991  Advisory Board Co. (The)(1)                                641,522
        12,955  Corrections Corp. of America(1)                            366,497
         6,723  Huron Consulting Group Inc.(1)                             469,803
        10,947  IHS Inc. Cl A(1)                                           690,209
         4,122  Kenexa Corp.(1)                                            120,857
        20,195  Team, Inc.(1)                                              650,077
                                                                       -----------
                                                                         2,938,965
                                                                       -----------
COMMUNICATIONS EQUIPMENT -- 3.3%
        19,111  Aruba Networks, Inc.(1)                                    364,829
        24,049  Comtech Group Inc.(1)                                      517,294
         7,039  Polycom Inc.(1)                                            196,951
        12,551  Riverbed Technology, Inc.(1)                               424,098
                                                                       -----------
                                                                         1,503,172
                                                                       -----------
COMPUTERS & PERIPHERALS -- 0.6%
         4,800  Synaptics Inc.(1)                                          260,880
                                                                       -----------
CONTAINERS & PACKAGING -- 1.0%
         8,414  Silgan Holdings Inc.                                       459,152
                                                                       -----------
DISTRIBUTORS -- 1.0%
        11,980  LKQ Corporation(1)                                         461,949
                                                                       -----------
DIVERSIFIED CONSUMER SERVICES -- 3.0%
        10,965  Capella Education Co.(1)                                   679,830

Shares                                                                       Value

         4,600  New Oriental Education & Technology Group Inc.           $ 411,792
         5,018  Sotheby's                                                  271,825
                                                                       -----------
                                                                         1,363,447
                                                                       -----------
DIVERSIFIED FINANCIAL SERVICES -- 0.7%
        24,930  Marlin Business Services Corp.(1)                          316,112
                                                                       -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.1%
        36,102  PAETEC Holding Corp.(1)                                    485,572
                                                                       -----------
ELECTRIC UTILITIES -- 1.9%
        15,523  ITC Holdings Corp.                                         888,537
                                                                       -----------
ELECTRICAL EQUIPMENT -- 0.5%
         3,700  JA Solar Holdings Co., Ltd. ADR(1)                         213,120
                                                                       -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.7%
        30,974  Insight Enterprises Inc.(1)                                856,122
        17,422  Mellanox Technologies, Ltd.(1)                             411,333
                                                                       -----------
                                                                         1,267,455
                                                                       -----------
ENERGY EQUIPMENT & SERVICES -- 5.0%
         8,202  Dril-Quip Inc.(1)                                          437,413
         8,222  Oceaneering International, Inc.(1)                         635,314
        13,469  T-3 Energy Services Inc.(1)                                640,047
        10,700  Tesco Corp.(1)                                             315,543
         4,499  W-H Energy Services Inc.(1)                                258,962
                                                                       -----------
                                                                         2,287,279
                                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 7.6%
         4,530  Genoptix, Inc.(1)                                          111,891
         5,721  Hologic, Inc.(1)                                           388,628
        11,963  Masimo Corp.(1)                                            409,374
        21,962  Meridian Bioscience Inc.                                   726,722
        12,310  NuVasive, Inc.(1)                                          526,745
        15,068  Spectranetics Corp. (The)(1)                               241,088
        29,944  Thoratec Corp.(1)                                          597,982
        11,405  TomoTherapy Inc.(1)                                        249,427
         9,648  TranS1 Inc.(1)                                             241,200
                                                                       -----------
                                                                         3,493,057
                                                                       -----------
HEALTH CARE PROVIDERS & SERVICES -- 4.0%
         9,857  Pediatrix Medical Group, Inc.(1)                           645,633
        18,550  Providence Service Corp. (The)(1)                          589,705
        15,382  Psychiatric Solutions, Inc.(1)                             609,127
                                                                       -----------
                                                                         1,844,465
                                                                       -----------

------
14

Small Cap Growth

Shares                                                                       Value

HEALTH CARE TECHNOLOGY -- 0.8%
        16,103  Phase Forward Inc.(1)                                    $ 383,090
                                                                       -----------
HOTELS, RESTAURANTS & LEISURE -- 3.8%
        16,200  California Pizza Kitchen, Inc.(1)                          262,116
        11,230  Life Time Fitness Inc.(1)                                  680,988
         3,554  Orient-Express Hotels Ltd. Cl A                            230,299
        19,622  Pinnacle Entertainment Inc.(1)                             572,962
                                                                       -----------
                                                                         1,746,365
                                                                       -----------
INTERNET & CATALOG RETAIL -- 0.7%
        12,207  GSI Commerce, Inc.(1)                                      347,777
                                                                       -----------
INTERNET SOFTWARE & SERVICES -- 12.6%
         9,248  Bankrate, Inc.(1)                                          424,946
         4,995  Bidz.com, Inc.(1)                                           70,929
        12,732  comScore, Inc.(1)                                          466,755
        16,743  DealerTrack Holdings Inc.(1)                               821,914
         4,917  Digital River Inc.(1)                                      260,896
        35,263  Limelight Networks, Inc.(1)                                450,309
         6,134  Omniture, Inc.(1)                                          209,537
        11,899  Sohu.com Inc.(1)                                           712,868
        57,242  SonicWALL, Inc.(1)                                         591,882
        44,997  Switch & Data Facilities Co. Inc.(1)                       885,540
        12,471  TechTarget, Inc.(1)                                        215,624
        15,212  ValueClick Inc.(1)                                         413,614
         5,989  VistaPrint Ltd.(1)                                         284,897
                                                                       -----------
                                                                         5,809,711
                                                                       -----------
IT SERVICES -- 0.9%
        42,400  Global Cash Access Inc.(1)                                 423,576
                                                                       -----------
MACHINERY -- 3.1%
        10,388  Axsys Technologies, Inc.(1)                                409,079
         6,230  Bucyrus International, Inc. Cl A                           513,975
        16,033  Force Protection, Inc.(1)                                  286,991
         4,001  Kaydon Corp.                                               215,214
                                                                       -----------
                                                                         1,425,259
                                                                       -----------
MEDIA -- 1.5%
         4,864  Arbitron Inc.                                              246,215
         7,059  Global Sources Ltd.                                        228,782
         8,518  National CineMedia, Inc.                                   229,305
                                                                       -----------
                                                                           704,302
                                                                       -----------
METALS & MINING -- 1.5%
         3,800  Haynes International Inc.(1)                               332,576
         5,440  SPDR S&P Metals & Mining ETF                               372,368
                                                                       -----------
                                                                           704,944
                                                                       -----------

Shares                                                                       Value

PHARMACEUTICALS -- 2.2%
         9,921  Adams Respiratory Therapeutics, Inc.(1)                  $ 435,929
        26,598  Obagi Medical Products Inc.(1)                             580,900
                                                                       -----------
                                                                         1,016,829
                                                                       -----------
ROAD & RAIL -- 1.1%
        32,970  Knight Transportation Inc.                                 526,531
                                                                       -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.5%
         4,289  Cymer, Inc.(1)                                             182,283
         6,446  Diodes Inc.(1)                                             213,105
        15,256  Netlogic Microsystems Inc.(1)                              506,499
        24,400  Silicon Image, Inc.(1)                                     155,428
        21,091  SiRF Technology Holdings, Inc.(1)                          628,723
        22,174  Tessera Technologies Inc.(1)                               846,824
                                                                       -----------
                                                                         2,532,862
                                                                       -----------
SOFTWARE -- 7.9%
        15,643  Blackboard Inc.(1)                                         780,585
           674  BladeLogic, Inc.(1)                                         20,712
        37,165  Glu Mobile Inc.(1)                                         363,102
         9,923  Interactive Intelligence, Inc.(1)                          258,494
        29,600  Macrovision Corp.(1)                                       710,400
        10,384  Synchronoss Technologies, Inc.(1)                          415,360
        12,034  Taleo Corp. Cl A(1)                                        336,350
        10,769  The9 Ltd. ADR(1)                                           341,916
        12,460  Ultimate Software Group Inc.(1)                            429,995
                                                                       -----------
                                                                         3,656,914
                                                                       -----------
SPECIALTY RETAIL -- 0.6%
         2,900  Ulta Salon, Cosmetics & Fragrance, Inc.(1)                  99,180
         4,620  Zumiez Inc.(1)                                             193,393
                                                                       -----------
                                                                           292,573
                                                                       -----------
TEXTILES, APPAREL & LUXURY GOODS -- 0.9%
         6,822  lululemon athletica inc.(1)                                363,067
         2,581  Volcom, Inc.(1)                                             75,494
                                                                       -----------
                                                                           438,561
                                                                       -----------
THRIFTS & MORTGAGE FINANCE -- 0.5%
        11,352  Encore Bancshares, Inc.(1)                                 242,933
                                                                       -----------
TRADING COMPANIES & DISTRIBUTORS -- 1.1%
        15,885  UAP Holding Corp.                                          505,620
                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
        40,316  Centennial Communications Corp.(1)                         412,836
                                                                       -----------
TOTAL COMMON STOCKS
(Cost $33,293,201)                                                      43,221,091
                                                                       -----------

------
15

Small Cap Growth

Principal Amount                                                             Value

Short-Term Investments -- Segregated for Futures Contracts -- 3.9%

$ 300,000      FHLMC Discount Notes, 4.70%, 12/10/07(3)                  $ 298,598
1,500,000      General Electric Capital Corp., 4.81%, 11/1/07(3)         1,500,000
                                                                       -----------
TOTAL SHORT-TERM INVSTMENTS -- SEGREGATED FOR FUTURES CONTRACTS
(Cost $1,798,273)                                                        1,798,598
                                                                       -----------

Short-Term Investments -- 3.7%

1,700,000      Old Line Funding Corp., 5.05%, 11/5/07 (Acquired
               10/12/07, Cost $1,694,277)(2)(3)
(Cost $1,699,046)                                                        1,698,822
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 101.2%
(Cost $36,790,520)                                                      46,718,511
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (1.2)%                                   (552,679)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $46,165,832
                                                                       ===========

Futures Contracts
                                               Underlying Face       Unrealized
  Contracts Purchased      Expiration Date     Amount at Value       Gain (Loss)

4     Russell 2000
      Index Futures         December 2007         $1,659,000           $14,930
                                                 ============        ===========

Notes to Schedule of Investments

ADR = American Depositary Receipt

ETF = Exchange Traded Fund

FHLMC = Federal Home Loan Mortgage Corporation

SPDR = Standard and Poor's Depositary Receipt

(1) Non-income producing.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities
Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2007 was $1,698,822, which represented 3.7% of total net assets.

(3) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
16

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
17

                          Beginning       Ending
                          Account        Account      Expenses Paid    Annualized
                            Value         Value     During Period(1)     Expense
                            5/1/07       10/31/07   5/1/07 - 10/31/07   Ratio(1)
Mid Cap Growth

ACTUAL

Investor Class              $1,000      $1,144.20         $5.67           1.05%

Institutional Class         $1,000      $1,145.30         $4.60           0.85%

A Class                     $1,000      $1,142.60         $7.02           1.30%

B Class
(after waiver)(2)           $1,000      $1,138.90        $10.51           1.95%

B Class
(before waiver)             $1,000     $1,138.90(3)      $11.05           2.05%

C Class                     $1,000      $1,138.20        $11.05           2.05%

R Class                     $1,000      $1,140.90         $8.36           1.55%

HYPOTHETICAL

Investor Class              $1,000      $1,019.91         $5.35           1.05%

Institutional Class         $1,000      $1,020.92         $4.33           0.85%

A Class                     $1,000      $1,018.65         $6.61           1.30%

B Class
(after waiver)(2)           $1,000      $1,015.38         $9.91           1.95%

B Class
(before waiver)             $1,000      $1,014.87        $10.41           2.05%

C Class                     $1,000      $1,014.87        $10.41           2.05%

R Class                     $1,000      $1,017.39         $7.88           1.55%

Small Cap Growth

ACTUAL

Investor Class              $1,000      $1,141.90         $7.02           1.30%

Institutional Class         $1,000      $1,142.80         $5.94           1.10%

A Class
(after waiver)(2)           $1,000      $1,140.80         $7.55           1.40%

A Class
(before waiver)             $1,000     $1,140.80(3)       $8.36           1.55%

B Class (after
waiver)(2)                  $1,000      $1,137.60        $11.05           2.05%

B Class
(before waiver)             $1,000     $1,137.60(3)      $12.39           2.30%

C Class                     $1,000      $1,135.90        $12.38           2.30%

R Class                     $1,000      $1,138.90         $9.70           1.80%

HYPOTHETICAL

Investor Class              $1,000      $1,018.65         $6.61           1.30%

Institutional Class         $1,000      $1,019.66         $5.60           1.10%

A Class
(after waiver)(2)           $1,000      $1,018.15         $7.12           1.40%

A Class (before waiver)     $1,000      $1,017.39         $7.88           1.55%

B Class
(after waiver)(2)           $1,000      $1,014.87        $10.41           2.05%

B Class
(before waiver)             $1,000      $1,013.61        $11.67           2.30%

C Class                     $1,000      $1,013.61        $11.67           2.30%

R Class                     $1,000      $1,016.13         $9.15           1.80%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) During the six months ended October 31, 2007, the distributor waived a portion of its distribution and service fees.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and may have resulted in a lower ending account value.

------
18

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2007
                                                Mid Cap Growth    Small Cap Growth
ASSETS

Investment securities, at value
(cost of $166,255,755 and
$36,790,520, respectively)                        $216,296,106         $46,718,511

Cash                                                   113,102                  --

Receivable for investments sold                        535,905             155,690

Receivable for capital shares sold                       3,681                  --

Receivable for variation margin on futures
contracts                                               91,635              21,600

Dividends and interest receivable                       63,597               9,079
                                                  ------------        ------------
                                                   217,104,026          46,904,880
                                                  ------------        ------------
LIABILITIES

Disbursements in excess
of demand deposit cash                                      --             232,992

Payable for investments purchased                      294,656             302,304

Payable for capital shares redeemed                     12,773             147,399

Accrued management fees                                160,106              49,677

Distribution fees payable                                3,866               3,997

Service fees (and distribution
fees -- A Class and R Class) payable                     7,609               2,679
                                                  ------------        ------------
                                                       479,010             739,048
                                                  ------------        ------------

NET ASSETS                                        $216,625,016         $46,165,832
                                                  ============        ============

See Notes to Financial Statements.

------
19

OCTOBER 31, 2007
                                                Mid Cap Growth    Small Cap Growth
NET ASSETS CONSIST OF:

Capital paid in                                   $147,198,618         $30,662,062

Undistributed net realized gain on
investment transactions                             19,257,907           5,560,849

Net unrealized appreciation on investments          50,168,491           9,942,921
                                                  ------------        ------------
                                                  $216,625,016         $46,165,832
                                                  ============        ============
INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                          $1,105,288          $1,007,398

Shares outstanding                                      66,659              55,155

Net asset value per share                               $16.58              $18.26

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                        $177,127,979          $8,230,176

Shares outstanding                                  10,649,027             449,098

Net asset value per share                               $16.63              $18.33

A CLASS, $0.01 PAR VALUE

Net assets                                         $32,133,833         $30,483,204

Shares outstanding                                   1,946,179           1,671,903

Net asset value per share                               $16.51              $18.23

Maximum offering price (net asset value
divided by 0.9425)                                      $17.52              $19.34

B CLASS, $0.01 PAR VALUE

Net assets                                          $5,975,390          $6,232,724

Shares outstanding                                     389,780             360,702

Net asset value per share                               $15.33              $17.28

C CLASS, $0.01 PAR VALUE

Net assets                                            $170,203            $169,934

Shares outstanding                                      10,435               9,457

Net asset value per share                               $16.31              $17.97

R CLASS, $0.01 PAR VALUE

Net assets                                            $112,323             $42,396

Shares outstanding                                       6,831               2,340

Net asset value per share                               $16.44              $18.12

See Notes to Financial Statements.

------
20

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2007
                                                Mid Cap Growth    Small Cap Growth
INVESTMENT INCOME (LOSS)

INCOME:

Dividends                                            $ 989,915           $ 122,546

Interest                                               689,821             189,556
                                                  ------------        ------------
                                                     1,679,736             312,102
                                                  ------------        ------------
EXPENSES:

Management fees                                      1,740,590             619,907

Distribution fees:

 B Class                                                45,724              47,488

 C Class                                                 1,014               1,065

Service fees:

 B Class                                                15,241              15,830

 C Class                                                   338                 355

Distribution and service fees:

 A Class                                                83,604              90,211

 R Class                                                   471                 160

Directors' fees and expenses                             4,484               1,867

Other expenses                                             304                  78
                                                  ------------        ------------
                                                     1,891,770             776,961
                                                  ------------        ------------
Amount waived                                          (6,097)            (69,956)
                                                  ------------        ------------
                                                     1,885,673             707,005
                                                  ------------        ------------

NET INVESTMENT INCOME (LOSS)                         (205,937)           (394,903)
                                                  ------------        ------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment
transactions                                        20,994,253           7,363,154

Change in net unrealized appreciation
(depreciation) on investments                       26,844,008           1,941,390
                                                  ------------        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)             47,838,261           9,304,544
                                                  ------------        ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                          $47,632,324          $8,909,641
                                                  ============        ============

See Notes to Financial Statements.

------
21

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED OCTOBER 31, 2007, SEVEN MONTHS ENDED OCTOBER 31, 2006 AND YEAR ENDED
MARCH 31, 2006, RESPECTIVELY
                                                                    Mid Cap Growth
Increase (Decrease)                                       Oct. 31,
in Net Assets                       Oct. 31, 2007          2006(1)  March 31, 2006

OPERATIONS

Net investment income (loss)          $ (205,937)      $ (151,370)     $ (221,194)

Net realized gain (loss)               20,994,253      (1,066,890)      22,217,148

Change in net unrealized
appreciation (depreciation)            26,844,008     (13,246,729)      12,871,022
                                     ------------     ------------    ------------
Net increase (decrease)
in net assets resulting
from operations                        47,632,324     (14,464,989)      34,866,976
                                     ------------     ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains:

 Investor Class                          (17,063)               --              --

 Institutional Class                  (7,634,579)               --              --

 A Class                              (1,979,362)               --    (15,783,919)

 B Class                                (373,134)               --       (836,858)

 C Class                                  (7,699)               --        (88,602)

 R Class                                  (1,280)               --              --
                                     ------------     ------------    ------------
Decrease in net assets
from distributions                   (10,013,117)               --    (16,709,379)
                                     ------------     ------------    ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from capital share
transactions                          (3,715,693)      (5,875,318)      11,335,375
                                     ------------     ------------    ------------

NET INCREASE (DECREASE)
IN NET ASSETS                          33,903,514     (20,340,307)      29,492,972

NET ASSETS

Beginning of period                   182,721,502      203,061,809     173,568,837
                                     ------------     ------------    ------------
End of period                        $216,625,016     $182,721,502    $203,061,809
                                     ============     ============    ============

(1) The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period (see Note 8).

See Notes to Financial Statements.

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22

YEAR ENDED OCTOBER 31, 2007, SEVEN MONTHS ENDED OCTOBER 31, 2006 AND YEAR ENDED
MARCH 31, 2006, RESPECTIVELY
                                                                   Small Cap Growth
Increase (Decrease)
in Net Assets                      Oct. 31, 2007  Oct. 31, 2006(1)   March 31, 2006

OPERATIONS

Net investment income (loss)         $ (394,903)       $ (312,375)      $ (501,929)

Net realized gain (loss)               7,363,154       (1,240,039)        6,012,587

Change in net unrealized
appreciation (depreciation)            1,941,390       (2,149,976)        5,599,924
                                    ------------      ------------     ------------
Net increase (decrease)
in net assets resulting
from operations                        8,909,641       (3,702,390)       11,110,582
                                    ------------      ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains:

 Investor Class                         (34,247)                --               --

 Institutional Class                   (100,277)                --               --

 A Class                             (2,404,950)                --      (4,765,611)

 B Class                               (410,373)                --        (758,743)

 C Class                                 (7,151)                --        (150,496)

 R Class                                 (1,413)                --               --
                                    ------------      ------------     ------------
Decrease in net assets
from distributions                   (2,958,411)                --      (5,674,850)
                                    ------------      ------------     ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from capital share
transactions                        (10,361,918)      (10,809,168)       17,960,189
                                    ------------      ------------     ------------

NET INCREASE (DECREASE)
IN NET ASSETS                        (4,410,688)      (14,511,558)       23,395,921

NET ASSETS

Beginning of period                   50,576,520        65,088,078       41,692,157
                                    ------------      ------------     ------------
End of period                        $46,165,832       $50,576,520      $65,088,078
                                    ============      ============     ============

(1) The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period (see Note 8).

See Notes to Financial Statements.

------
23

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. American Century-Mason Street Mid Cap
Growth Fund (Mid Cap Growth) and American Century-Mason Street Small Cap
Growth Fund (Small Cap Growth) (the funds) are two funds in a series issued by the corporation (see Note 8). The funds are diversified under the 1940 Act.
The funds' investment objective is to seek long-term capital growth. Mid Cap
Growth invests primarily in stocks of mid-sized companies. Small Cap Growth invests primarily in stocks of smaller market capitalization companies. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of the funds' Investor Class, Institutional Class, C
Class and R Class commenced on April 3, 2006.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within
60 days may be valued at cost, plus or minus any amortization discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the
Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or
there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively.

------
24

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for Mid Cap Growth ranges from 1.00% to 1.05%
for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule for Small Cap Growth ranges from 1.10% to 1.30% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional
Class is 0.20% less at each point within the range.

------
25

The effective annual management fee for each class of each fund for the year ended October 31, 2007, was as follows:

                         Investor, A, B, C & R      Institutional
Mid Cap Growth                   1.05%                  0.85%
Small Cap Growth                 1.30%                  1.10%

ACIM has entered into a Subadvisory Agreement with Mason Street Advisors LLC
(the subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the funds in accordance with the funds' investment objectives, policies, and restrictions under the supervision of ACIM and the Board of
Directors. ACIM pays all costs associated with retaining Mason Street as the subadvisor of the funds.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class and the R Class each will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R
Class. The plans provide that the B Class and C Class each will pay ACIS an annual distribution fee and service fee of 0.75% and 0.25%, respectively. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B Class, C Class and R Class shares. ACIS has agreed to voluntarily waive a portion of its distribution and service fees through March 31, 2008, by 0.10% for the B Class of Mid Cap Growth and by
0.15% and 0.25% for the A Class and B Class of Small Cap Growth, respectively.
The total amount of the waivers for the year ended October 31, 2007, was as follows:

                                   A                      B
Mid Cap Growth                    --                   $6,097
Small Cap Growth                $54,127                $15,829

Fees incurred under the plans during the year ended October 31, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The funds have a bank line of credit agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
October 31, 2007, were as follows:

                             Mid Cap Growth       Small Cap Growth
Purchases                     $140,018,818           $53,448,036
Proceeds from sales           $145,410,619           $64,719,337

------
26

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (see Note 8):

                                                             Period ended Oct. 31,
                            Year ended Oct. 31, 2007                       2006(1)     Year ended March 31, 2006
                               Shares         Amount         Shares         Amount         Shares         Amount
Mid Cap Growth

INVESTOR CLASS/
SHARES AUTHORIZED          55,000,000                    55,000,000                           N/A
                         ============                  ============                  ============
Sold                           53,696      $ 861,276         22,633      $ 312,114

Issued in
reinvestment of
distributions                   1,253         17,063             --             --

Redeemed                     (10,923)      (161,735)             --             --
                         ------------   ------------   ------------  -------------
                               44,026        716,604         22,633        312,114
                         ------------   ------------   ------------  -------------
INSTITUTIONAL CLASS/
SHARES AUTHORIZED          50,000,000                    50,000,000                           N/A
                         ============                  ============                  ============
Sold                               --             --     10,089,307    149,766,470

Issued in
reinvestment of
distributions                 559,720      7,634,579             --             --
                         ------------   ------------   ------------  -------------
                              559,720      7,634,579     10,089,307    149,766,470
                         ------------   ------------   ------------  -------------
A CLASS/
SHARES AUTHORIZED          20,000,000                    20,000,000                   149,148,534
                         ============                  ============                  ============
Sold                          356,472      5,183,353        321,113      4,524,423        628,722    $ 8,754,617

Issued in
reinvestment of
distributions                 141,971      1,929,392             --             --      1,142,004     15,702,632

Redeemed                  (1,221,667)   (17,603,091)   (10,741,497)  (158,865,810)      (835,676)   (11,797,915)
                         ------------   ------------   ------------  -------------   ------------   ------------
                            (723,224)   (10,490,346)   (10,420,384)  (154,341,387)        935,050     12,659,334
                         ------------   ------------   ------------  -------------   ------------   ------------
B CLASS/
SHARES AUTHORIZED          10,000,000                    10,000,000                    75,851,466
                         ============                  ============                  ============
Sold                           36,843        481,205         20,103        266,124         82,194      1,102,818

Issued in
reinvestment of
distributions                  29,049        368,634             --             --         64,131        831,774

Redeemed                    (190,268)    (2,543,506)      (152,890)    (2,005,925)      (264,539)    (3,535,355)
                         ------------   ------------   ------------  -------------   ------------   ------------
                            (124,376)    (1,693,667)      (132,787)    (1,739,801)      (118,214)    (1,600,763)
                         ------------   ------------   ------------  -------------   ------------   ------------
C CLASS/
SHARES AUTHORIZED          10,000,000                    10,000,000                           N/A
                         ============                  ============                  ============
Sold                            6,298         91,015          7,323        102,286

Issued in
reinvestment of
distributions                     365          4,935             --             --

Redeemed                      (3,551)       (49,016)             --             --
                         ------------   ------------   ------------  -------------
                                3,112         46,934          7,323        102,286
                         ------------   ------------   ------------  -------------
C CLASS -- ACQUIRED
FUND (SEE NOTE 8)/
SHARES AUTHORIZED                 N/A                           N/A                    75,000,000
                         ============                  ============                  ============
Sold                                                                                       25,969        344,127

Issued in
reinvestment of
distributions                                                                               6,748         87,593

Redeemed                                                                                 (11,732)      (154,916)
                                                                                     ------------   ------------
                                                                                           20,985        276,804
                                                                                     ------------   ------------
R CLASS/
SHARES AUTHORIZED          10,000,000                    10,000,000                           N/A
                         ============                  ============                  ============
Sold                            6,832         95,371          1,691         25,000

Issued in
reinvestment of
distributions                      94          1,280             --             --

Redeemed                      (1,786)       (26,448)             --             --
                         ------------   ------------   ------------  -------------
                                5,140         70,203          1,691         25,000
                         ------------   ------------   ------------  -------------   ------------   ------------
Net increase
(decrease)                  (235,602)   $(3,715,693)      (432,217)  $ (5,875,318)        837,821   $ 11,335,375
                         ============   ============   ============  =============   ============   ============

(1) April 3, 2006 (commencement of sale) through October 31, 2006 for Investor
Class, Institutional Class, C Class and R Class. April 1, 2006 through October
31, 2006 for A Class and B Class. The fund's fiscal year end was changed from
March 31 to October 31, resulting in a seven-month annual reporting period
(see Note 8).

------
27

                                                             Period ended Oct. 31,
                            Year ended Oct. 31, 2007                       2006(1)     Year ended March 31, 2006
                              Shares          Amount         Shares         Amount         Shares         Amount
Small Cap Growth

INVESTOR CLASS/
SHARES AUTHORIZED         55,000,000                     55,000,000                           N/A
                        ============                   ============                  ============
Sold                          24,900       $ 414,030         36,767      $ 575,594

Issued in
reinvestment of
distributions                  2,202          34,247             --             --

Redeemed                     (8,573)       (138,996)          (141)        (2,124)
                        ------------   -------------   ------------  -------------
                              18,529         309,281         36,626        573,470
                        ------------   -------------   ------------  -------------
INSTITUTIONAL CLASS/
SHARES AUTHORIZED         50,000,000                     50,000,000                           N/A
                        ============                   ============                  ============
Sold                         432,499       6,911,741         73,638      1,177,466

Issued in
reinvestment of
distributions                  2,388          37,213             --             --

Redeemed                    (58,457)       (946,327)          (970)       (15,697)
                        ------------   -------------   ------------  -------------
                             376,430       6,002,627         72,668      1,161,769
                        ------------   -------------   ------------  -------------
A CLASS/
SHARES AUTHORIZED         20,000,000                     20,000,000                   149,635,857
                        ============                   ============                  ============
Sold                         278,465       4,485,744        487,111      7,946,087      1,409,502   $ 23,405,269

Issued in
reinvestment of
distributions                145,027       2,253,726             --             --        288,264      4,537,275

Redeemed                 (1,360,627)    (22,092,686)    (1,219,827)   (19,780,091)      (674,623)   (11,197,022)
                        ------------   -------------   ------------  -------------   ------------   ------------
                           (937,135)    (15,353,216)      (732,716)   (11,834,004)      1,023,143     16,745,522
                        ------------   -------------   ------------  -------------   ------------   ------------
B CLASS/
SHARES AUTHORIZED         10,000,000                     10,000,000                    75,364,143
                        ============                   ============                  ============
Sold                          19,279         290,474         13,209        204,876         64,896      1,034,592

Issued in
reinvestment of
distributions                 26,709         395,563             --             --         48,853        739,630

Redeemed                   (134,473)     (2,051,933)       (70,902)    (1,058,789)       (78,509)    (1,249,817)
                        ------------   -------------   ------------  -------------   ------------   ------------
                            (88,485)     (1,365,896)       (57,693)      (853,913)         35,240        524,405
                        ------------   -------------   ------------  -------------   ------------   ------------
C CLASS/
SHARES AUTHORIZED         10,000,000                     10,000,000                           N/A
                        ============                   ============                  ============
Sold                           3,989          62,568          7,382        118,510

Issued in
reinvestment of
distributions                    447           6,897             --             --

Redeemed                     (2,361)        (37,369)             --             --
                        ------------   -------------   ------------  -------------
                               2,075          32,096          7,382        118,510
                        ------------   -------------   ------------  -------------
C CLASS -- ACQUIRED
FUND (SEE NOTE 8)/
SHARES AUTHORIZED                N/A                            N/A                    75,000,000
                        ============                   ============                  ============
Sold                                                                                       41,416        664,850

Issued in
reinvestment of
distributions                                                                               9,618        145,522

Redeemed                                                                                  (7,626)      (120,110)
                                                                                     ------------   ------------
                                                                                           43,408        690,262
                                                                                     ------------   ------------
R CLASS/
SHARES AUTHORIZED         10,000,000                     10,000,000                           N/A
                        ============                   ============                  ============
Sold                             816          12,595          1,483         25,000

Issued in
reinvestment of
distributions                     91           1,413             --             --

Redeemed                        (50)           (818)             --             --
                        ------------   -------------   ------------  -------------
                                 857          13,190          1,483         25,000
                        ------------   -------------   ------------  -------------   ------------   ------------
Net increase
(decrease)                 (627,729)   $(10,361,918)      (672,250)  $(10,809,168)      1,101,791   $ 17,960,189
                        ============   =============   ============  =============   ============   ============

(1) April 3, 2006 (commencement of sale) through October 31, 2006 for Investor
Class, Institutional Class, C Class and R Class. April 1, 2006 through October
31, 2006 for A Class and B Class. The fund's fiscal year end was changed from
March 31 to October 31, resulting in a seven-month annual reporting period
(see Note 8).

------
28

5. BANK LINE OF CREDIT

Effective December 13, 2006, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended October 31, 2007.

6. RISK FACTORS

Small Cap Growth concentrates its investments in common stocks of small companies. Because of this, Small Cap Growth may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

Small Cap Growth's performance may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended October 31,
2007, the seven months ended October 31, 2006 and the year ended March 31,
2006, were as follows:

                                     Mid Cap Growth                     Small Cap Growth
                 Oct. 31,  Oct. 31,       March 31,     Oct. 31,  Oct. 31,     March 31,
                     2007     2006(1)          2006         2007    2006(1)         2006
DISTRIBUTIONS PAID FROM

Ordinary
income         $2,254,837          --            --           --         --     $918,544

Long-term
capital
gains          $7,758,280          --   $16,709,379   $2,958,411         --   $4,756,306

(1) April 1, 2006 through October 31, 2006. The funds' fiscal year end was changed from March 31 to October 31 resulting in a seven-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                              Mid Cap Growth     Small Cap Growth

Federal tax cost of investments                 $166,316,913          $36,952,048
                                               =============         ============
Gross tax appreciation of investments            $55,124,085          $10,961,839

Gross tax depreciation of investments            (5,144,892)          (1,195,376)
                                               -------------         ------------
Net tax appreciation (depreciation) of
investments                                      $49,979,193          $ 9,766,463
                                               =============         ============
Undistributed ordinary income                     $3,785,647             $121,177

Accumulated long-term gains                      $15,661,558           $5,616,130

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain futures contracts.

------
29

8. REORGANIZATION PLAN

As of the close of business on March 31, 2006, Mid Cap Growth and Small Cap
Growth acquired all of the net assets of two funds issued by Mason Street
Funds, Inc., Mason Street Aggressive Growth Stock Fund (Aggressive Growth
Stock) and Mason Street Small Cap Growth Stock Fund (Small Cap Growth Stock),
respectively, pursuant to a plan of reorganization approved by the acquired funds' shareholders on March 15, 2006 for Aggressive Growth Stock and March
23, 2006 for Small Cap Growth Stock. The surviving funds for the purposes of maintaining the financial statements and performance history in the post-reorganization are Aggressive Growth Stock and Small Cap Growth Stock.
These funds were also reorganized as funds issued by American Century Mutual
Funds, Inc. The funds' fiscal year end was changed from March 31 to October
31.

Prior to the reorganization, Aggressive Growth Stock and Small Cap Growth
Stock had A Class, B Class and C Class shares. At the close of business and as a result of the reorganization, A Class shares and B Class shares of the acquired funds were converted to A Class shares and B Class shares, respectively, of the surviving funds. C Class shares of the acquired funds were converted to A Class shares of the surviving funds.

A Class, B Class and C Class net assets of Aggressive Growth Stock before the reorganization were $193,018,755, $9,032,496 and $1,010,558, respectively.
Immediately after the reorganization, A Class, B Class and C Class net assets of Mid Cap Growth were $194,029,313, $9,032,496 and $-, respectively.

A Class, B Class and C Class net assets of Small Cap Growth Stock before the reorganization were $55,084,794, $8,283,664 and $1,719,620, respectively.
Immediately after the reorganization, A Class, B Class and C Class net assets of Small Cap Growth were $56,804,414, $8,283,664 and $-, respectively.

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

Mid Cap Growth hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2007.

Mid Cap Growth and Small Cap Growth hereby designate $7,758,280 and $2,958,411 of capital gain distributions, respectively, for the fiscal year ended October
31, 2007.

For corporate taxpayers, ordinary income distributions paid during the fiscal year ended October 31, 2007, of $487,229 for Mid Cap Growth qualify for the corporate dividends received deduction.

Mid Cap Growth designates $2,254,837 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
30

FINANCIAL HIGHLIGHTS
Mid Cap Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                                2007       2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                          $13.76        $14.78
                                                            --------      --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                              (0.03)        (0.01)

 Net Realized and Unrealized Gain (Loss)                        3.61        (1.01)
                                                            --------      --------
 Total From Investment Operations                               3.58        (1.02)
                                                            --------      --------
Distributions

 From Net Realized Gains                                      (0.76)            --
                                                            --------      --------
Net Asset Value, End of Period                                $16.58        $13.76
                                                            ========      ========

TOTAL RETURN(3)                                               27.19%       (6.90)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              1.05%      1.05%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                        (0.19)%    (0.19)%(4)

Portfolio Turnover Rate                                          77%           52%

Net Assets, End of Period (in thousands)                      $1,105          $311

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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31

Mid Cap Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                                2007       2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                          $13.78        $14.78
                                                            --------      --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                               --(3)         --(3)

 Net Realized and Unrealized Gain (Loss)                        3.61        (1.00)
                                                            --------      --------
 Total From Investment Operations                               3.61        (1.00)
                                                            --------      --------
Distributions

 From Net Realized Gains                                      (0.76)            --
                                                            --------      --------
Net Asset Value, End of Period                                $16.63        $13.78
                                                            ========      ========

TOTAL RETURN(4)                                               27.38%       (6.77)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              0.85%      0.85%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                          0.01%      0.01%(5)

Portfolio Turnover Rate                                          77%           52%

Net Assets, End of Period (in thousands)                    $177,128      $138,986

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
32

Mid Cap Growth

A Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                        2007      2006(1)       2006         2005         2004         2003
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                $13.74       $14.83     $13.50       $12.78        $9.83       $12.93
                    --------     --------   --------     --------     --------     --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)            (0.06)       (0.04)     (0.01)       (0.10)       (0.09)       (0.09)

 Net Realized
 and
 Unrealized
 Gain (Loss)            3.59       (1.05)       2.65         0.82         3.04       (3.01)
                    --------     --------   --------     --------     --------     --------
 Total From
 Investment
 Operations             3.53       (1.09)       2.64         0.72         2.95       (3.10)
                    --------     --------   --------     --------     --------     --------
Distributions

 From Net
 Realized
 Gains                (0.76)           --     (1.31)           --           --           --
                    --------     --------   --------     --------     --------     --------
Net Asset
Value,
End of Period         $16.51       $13.74     $14.83       $13.50       $12.78        $9.83
                    ========     ========   ========     ========     ========     ========

TOTAL RETURN(3)       26.85%      (7.35)%     20.28%        5.63%       30.01%     (23.98)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                 1.30%     1.30%(4)      1.29%     1.30%(5)     1.30%(5)     1.30%(5)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)        1.30%     1.30%(4)      1.29%        1.36%        1.40%        1.55%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets               (0.44)%   (0.44)%(4)    (0.08)%   (0.79)%(5)   (0.74)%(5)   (0.86)%(5)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets
(Before Expense
Waiver)              (0.44)%   (0.44)%(4)    (0.08)%      (0.85)%      (0.84)%      (1.11)%

Portfolio
Turnover Rate            77%          52%        89%          70%          72%          35%

Net Assets, End
of Period
(in thousands)       $32,134      $36,675   $193,019     $163,069     $148,862     $105,728

(1) April 1, 2006 through October 31, 2006. The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period. For the years before October 31, 2006, the fund's fiscal year end was March 31.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
33

Mid Cap Growth

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                         2007         2006(1)         2006         2005         2004         2003
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                 $12.89          $13.96       $12.86       $12.25        $9.49       $12.55
                     --------        --------     --------     --------     --------     --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)             (0.15)          (0.08)       (0.10)       (0.18)       (0.16)       (0.16)

 Net Realized
 and
 Unrealized
 Gain (Loss)             3.35          (0.99)         2.51         0.79         2.92       (2.90)
                     --------        --------     --------     --------     --------     --------
 Total From
 Investment
 Operations              3.20          (1.07)         2.41         0.61         2.76       (3.06)
                     --------        --------     --------     --------     --------     --------
Distributions

 From Net
 Realized
 Gains                 (0.76)              --       (1.31)           --           --           --
                     --------        --------     --------     --------     --------     --------
Net Asset
Value,
End of Period          $15.33          $12.89       $13.96       $12.86       $12.25        $9.49
                     ========        ========     ========     ========     ========     ========

TOTAL RETURN(3)        26.02%         (7.66)%       19.48%        4.98%       29.08%     (24.38)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets               1.95%(4)     1.95%(4)(5)     1.95%(6)     1.95%(6)     1.95%(6)     1.95%(6)

Ratio of
Operating
Expenses to
Average Net
Assets
(Before Expense
Waiver)                 2.05%        2.05%(5)        2.02%        2.04%        2.05%        2.20%

Ratio of Net
Investment
Income (Loss)
to
Average Net
Assets             (1.09)%(4)   (1.09)%(4)(5)   (0.78)%(6)   (1.44)%(6)   (1.40)%(6)   (1.52)%(6)

Ratio of Net
Investment
Income (Loss)
to
Average Net
Assets
(Before Expense
Waiver)               (1.19)%      (1.19)%(5)      (0.85)%      (1.53)%      (1.50)%      (1.77)%

Portfolio
Turnover Rate             77%             52%          89%          70%          72%          35%

Net Assets, End
of Period
(in thousands)         $5,975          $6,626       $9,032       $9,839      $10,128       $7,978

(1) April 1, 2006 through October 31, 2006. The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period. For the years before October 31, 2006, the fund's fiscal year end was March 31.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Effective April 1, 2006, the distributor voluntarily waived a portion of its distribution and service fees.

(5) Annualized.

(6) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
34

Mid Cap Growth

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                                2007       2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                          $13.68        $14.78
                                                            --------      --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                              (0.17)        (0.10)

 Net Realized and Unrealized Gain (Loss)                        3.56        (1.00)
                                                            --------      --------
 Total From Investment Operations                               3.39        (1.10)
                                                            --------      --------
Distributions

 From Net Realized Gains                                      (0.76)            --
                                                            --------      --------
Net Asset Value, End of Period                                $16.31        $13.68
                                                            ========      ========

TOTAL RETURN(3)                                               25.90%       (7.44)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              2.05%      2.05%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                        (1.19)%    (1.19)%(4)

Portfolio Turnover Rate                                          77%           52%

Net Assets, End of Period (in thousands)                        $170          $100

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
35

Mid Cap Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                                2007       2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                          $13.72        $14.78
                                                            --------      --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                              (0.10)        (0.06)

 Net Realized and Unrealized Gain (Loss)                        3.58        (1.00)
                                                            --------      --------
 Total From Investment Operations                               3.48        (1.06)
                                                            --------      --------
Distributions

 From Net Realized Gains                                      (0.76)            --
                                                            --------      --------
Net Asset Value, End of Period                                $16.44        $13.72
                                                            ========      ========

TOTAL RETURN(3)                                               26.51%       (7.17)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              1.55%      1.55%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                        (0.69)%    (0.69)%(4)

Portfolio Turnover Rate                                          77%           52%

Net Assets, End of Period (in thousands)                        $112           $23

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
36

Small Cap Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                                2007       2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                          $16.03        $16.86
                                                            --------      --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                              (0.11)        (0.06)

 Net Realized and Unrealized Gain (Loss)                        3.29        (0.77)
                                                            --------      --------
 Total From Investment Operations                               3.18        (0.83)
                                                            --------      --------
Distributions

 From Net Realized Gains                                      (0.95)            --
                                                            --------      --------
Net Asset Value, End of Period                                $18.26        $16.03
                                                            ========      ========

TOTAL RETURN(3)                                               20.93%       (4.92)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              1.30%      1.30%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                        (0.66)%    (0.80)%(4)

Portfolio Turnover Rate                                         119%           42%

Net Assets, End of Period (in thousands)                      $1,007          $587

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
37

Small Cap Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                                2007       2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                          $16.05        $16.86
                                                            --------      --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                              (0.08)        (0.05)

 Net Realized and Unrealized Gain (Loss)                        3.31        (0.76)
                                                            --------      --------
 Total From Investment Operations                               3.23        (0.81)
                                                            --------      --------
Distributions

 From Net Realized Gains                                      (0.95)            --
                                                            --------      --------
Net Asset Value, End of Period                                $18.33        $16.05
                                                            ========      ========

TOTAL RETURN(3)                                               21.16%       (4.80)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              1.10%      1.10%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                        (0.46)%    (0.60)%(4)

Portfolio Turnover Rate                                         119%           42%

Net Assets, End of Period (in thousands)                      $8,230        $1,166

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
38

Small Cap Growth

A Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                         2007         2006(1)         2006         2005         2004         2003
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                 $16.02          $17.02       $15.27       $14.38       $10.11       $13.38
                     --------        --------     --------     --------     --------     --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)             (0.12)          (0.08)       (0.14)       (0.15)       (0.15)       (0.12)

 Net Realized
 and
 Unrealized
 Gain (Loss)             3.28          (0.92)         3.53         1.75         4.42       (3.15)
                     --------        --------     --------     --------     --------     --------
 Total From
 Investment
 Operations              3.16          (1.00)         3.39         1.60         4.27       (3.27)
                     --------        --------     --------     --------     --------     --------
Distributions

 From Net
 Realized
 Gains                 (0.95)              --       (1.64)       (0.71)           --           --
                     --------        --------     --------     --------     --------     --------
Net Asset
Value,
End of Period          $18.23          $16.02       $17.02       $15.27       $14.38       $10.11
                     ========        ========     ========     ========     ========     ========

TOTAL RETURN(3)        20.75%         (5.88)%       23.08%       10.99%       42.24%     (24.44)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets               1.40%(4)     1.40%(4)(5)     1.40%(6)     1.40%(6)     1.40%(6)     1.40%(6)

Ratio of
Operating
Expenses to
Average Net
Assets
(Before Expense
Waiver)                 1.55%        1.55%(5)        1.86%        2.03%        2.21%        2.29%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets             (0.76)%(4)   (0.90)%(4)(5)   (0.82)%(6)   (1.05)%(6)   (1.16)%(6)   (1.10)%(6)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets
(Before Expense
Waiver)               (0.91)%      (1.05)%(5)      (1.28)%      (1.68)%      (1.97)%      (1.99)%

Portfolio
Turnover Rate            119%             42%          81%          86%          98%          49%

Net Assets, End
of Period
(in thousands)        $30,483         $41,798      $55,085      $33,791      $23,914      $14,623

(1) April 1, 2006 through October 31, 2006. The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period. For the years before October 31, 2006, the fund's fiscal year end was March 31.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Effective April 1, 2006, the distributor voluntarily waived a portion of its distribution and service fees.

(5) Annualized.

(6) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
39

Small Cap Growth

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                         2007         2006(1)         2006         2005         2004         2003
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                 $15.32          $16.34       $14.81       $14.06        $9.95       $13.25
                     --------        --------     --------     --------     --------     --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)             (0.22)          (0.14)       (0.24)       (0.24)       (0.23)       (0.19)

 Net Realized
 and
 Unrealized
 Gain (Loss)             3.13          (0.88)         3.41         1.70         4.34       (3.11)
                     --------        --------     --------     --------     --------     --------
 Total From
 Investment
 Operations              2.91          (1.02)         3.17         1.46         4.11       (3.30)
                     --------        --------     --------     --------     --------     --------
Distributions

 From Net
 Realized
 Gains                 (0.95)              --       (1.64)       (0.71)           --           --
                     --------        --------     --------     --------     --------     --------
Net Asset
Value,
End of Period          $17.28          $15.32       $16.34       $14.81       $14.06        $9.95
                     ========        ========     ========     ========     ========     ========

TOTAL RETURN(3)        20.02%         (6.24)%       22.29%       10.23%       41.31%     (24.91)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets               2.05%(4)     2.05%(4)(5)     2.05%(6)     2.05%(6)     2.05%(6)     2.05%(6)

Ratio of
Operating
Expenses to
Average Net
Assets
(Before Expense
Waiver)                 2.30%        2.30%(5)        2.51%        2.68%        2.86%        2.94%

Ratio of Net
Investment
Income (Loss)
to
Average Net
Assets             (1.41)%(4)   (1.55)%(4)(5)   (1.48)%(6)   (1.70)%(6)   (1.81)%(6)   (1.74)%(6)

Ratio of Net
Investment
Income (Loss)
to
Average Net
Assets
(Before Expense
Waiver)               (1.66)%      (1.80)%(5)      (1.94)%      (2.33)%      (2.62)%      (2.63)%

Portfolio
Turnover Rate            119%             42%          81%          86%          98%          49%

Net Assets, End
of Period
(in thousands)         $6,233          $6,884       $8,284       $6,986       $6,066       $3,674

(1) April 1, 2006 through October 31, 2006. The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period. For the years before October 31, 2006, the fund's fiscal year end was March 31.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Effective April 1, 2006, the distributor voluntarily waived a portion of its distribution and service fees.

(5) Annualized.

(6) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

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40

Small Cap Growth

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                                2007       2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                          $15.94        $16.86
                                                            --------      --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                              (0.27)        (0.16)

 Net Realized and Unrealized Gain (Loss)                        3.25        (0.76)
                                                            --------      --------
 Total From Investment Operations                               2.98        (0.92)
                                                            --------      --------
Distributions

 From Net Realized Gains                                      (0.95)            --
                                                            --------      --------
Net Asset Value, End of Period                                $17.97        $15.94
                                                            ========      ========

TOTAL RETURN(3)                                               19.67%       (5.46)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              2.30%      2.30%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                        (1.66)%    (1.80)%(4)

Portfolio Turnover Rate                                         119%           42%

Net Assets, End of Period (in thousands)                        $170          $118

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
41

Small Cap Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                                2007       2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                          $15.98        $16.86
                                                            --------      --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                              (0.19)        (0.12)

 Net Realized and Unrealized Gain (Loss)                        3.28        (0.76)
                                                            --------      --------
 Total From Investment Operations                               3.09        (0.88)
                                                            --------      --------
Distributions

 From Net Realized Gains                                      (0.95)            --
                                                            --------      --------
Net Asset Value, End of Period                                $18.12        $15.98
                                                            ========      ========

TOTAL RETURN(3)                                               20.34%       (5.22)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              1.80%      1.80%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                        (1.16)%    (1.30)%(4)

Portfolio Turnover Rate                                         119%           42%

Net Assets, End of Period (in thousands)                         $42           $24

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century-Mason Street Mid
Cap Growth Fund and American Century-Mason Street Small Cap Growth Fund (the
"Funds"), two of the mutual funds comprising American Century Mutual Funds,
Inc., as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and the seven month period ended October 31, 2006, and the financial highlights for the periods presented (except as noted below). These financial statements and financial highlights are the responsibility of the Funds'
management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for each of the periods ended March 31,
2006 and prior were audited by other auditors whose report, dated May 1, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for the year then ended and the seven month period ended October 31, 2006, and the financial highlights for the periods presented (except as noted above in reference to the report of other auditors), in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 12, 2007

------
43

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Mutual Funds, Inc. and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect nine Directors to the Board of Directors of American Century Mutual
Funds, Inc. (the proposal was voted on by all shareholders of funds issued by
American Century Mutual Funds, Inc.).

James E. Stowers, Jr.       For:                15,577,264,186
                            Withhold:              426,100,888
                            Abstain:                         0
                            Broker Non-Vote:                 0

Jonathan S. Thomas          For:                15,599,601,708
                            Withhold:              403,763,366
                            Abstain:                         0
                            Broker Non-Vote:                 0

Thomas A. Brown             For:                15,605,490,524
                            Withhold:              397,874,550
                            Abstain:                         0
                            Broker Non-Vote:                 0

Andrea C. Hall              For:                15,604,361,764
                            Withhold:              399,003,310
                            Abstain:                         0
                            Broker Non-Vote:                 0

James A. Olson              For:                15,597,252,094
                            Withhold:              406,112,980
                            Abstain:                         0
                            Broker Non-Vote:                 0

Donald H. Pratt             For:                15,588,035,002
                            Withhold:              415,330,072
                            Abstain:                         0
                            Broker Non-Vote:                 0

Gale E. Sayers              For:                15,602,023,622
                            Withhold:              401,341,452
                            Abstain:                         0
                            Broker Non-Vote:                 0

M. Jeannine Strandjord      For:                15,588,213,409
                            Withhold:              415,151,665
                            Abstain:                         0
                            Broker Non-Vote:                 0

Timothy S. Webster          For:                15,609,206,162
                            Withhold:              394,158,912
                            Abstain:                         0
                            Broker Non-Vote:                 0

------
44

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century family of funds advised by ACIM or American Century Global Investment Management, Inc.
(ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
45

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc.; Retired Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUNDS: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB
Acquisition Group LLC (September 2006 to present); President and Chief
Executive Officer, American Italian Pasta Company (2001 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
46

OFFICERS

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century funds (1997 to
September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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47

APPROVAL OF MANAGEMENT AGREEMENTS
Mid Cap Growth and Small Cap Growth

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning American Century-Mason Street Mid Cap
Growth and American Century-Mason Street Small Cap Growth (the "funds") and the services provided to the funds under the management agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreements;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreements, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------
48

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreements under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreements, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreements, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------
49

At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the
15(c) Process comparing the funds' performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. American Century-Mason Street Mid Cap Growth's performance fell below the median for both the one- and three-year periods during part of the past year. American Century-Mason Street Small Cap Growth's performance was below the median of its peer group for the one-year period, and above the median for the three-year period. The board discussed the funds' performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreements, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing

------
50

economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of the funds was below the median of the total expense ratios of their peer groups.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

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51

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

As a part of the 15(c) Process, the board of directors also unanimously approved the renewal of the investment subadvisory agreement by which Mason
Street Advisors LLC (the "subadvisor") is engaged to manage the investments of the funds. In approving the subadvisory agreement, the board considered all material factors including the nature, extent, and quality of investment management services provided by the subadvisor to the funds under the agreement. As a part of this review the board evaluated the subadvisor's investment performance and capabilities, as well as its compliance policies, procedures, and regulatory experience. The Directors noted that the management fees paid to the subadvisor under the subadvisory agreement were subject to arm's length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

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52

SHARE CLASS INFORMATION

Six classes of shares are authorized for sale by the funds: Investor Class,
Institutional Class, A Class, B Class, C Class and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of A Class, B Class, C Class and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The funds' prospectuses contain additional information regarding eligibility for Investor Class shares.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 5.75%
to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for Investor Class shares. A Class shares also are subject to a
0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B
Class shares automatically convert to A Class shares (with lower expenses)
eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

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53

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

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54

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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55

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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56

The S&P MIDCAP 400 INDEX, a capitalization-weighted index consisting of 400 domestic stocks, measures the performance of the mid-size company segment of the U.S. market.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

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57

NOTES

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58

NOTES

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59

NOTES

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60

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0712
SH-ANN-57613N

ITEM 2.  CODE OF ETHICS.

a.        The  registrant  has  adopted a Code of Ethics  for  Senior  Financial
          Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.        No response required.

c.        None.

d.        None.

e.        Not applicable.

f.        The  registrant's  Code of Ethics for Senior  Financial  Officers  was
          filed as  Exhibit  12  (a)(1) to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Annual Certified Shareholder Report on Form N-CSR,
          File No. 811-21591,  on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    Donald H.  Pratt,  Thomas A.  Brown,  Timothy S.  Webster  and Gale E.
          Sayers  are the  registrant's  designated  audit  committee  financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal  accountant for the audit of the registrant's annual  financial  statements  or  services  that are  normally  provided by the accountant in connection  with statutory and  regulatory  filings or engagements for those fiscal years were as follows:

          FY 2006:  $270,281
          FY 2007:  $315,101

(b)       Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal  accountant that are reasonably related to the performance of the audit of the  registrant's  financial  statements and are not reported under paragraph (a) of this Item were as follows:

          For services rendered to the registrant:

          FY 2006:  $0
          FY 2007:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2006:  $0
          FY 2007:  $0

(c)       Tax Fees.

The aggregate fees billed in each of the last two fiscal years for  professional services  rendered by the principal  accountant for tax compliance,  tax advice, and tax planning were as follows:

          For services rendered to the registrant:

          FY 2006:  $33,106
          FY 2007:  $ 4,491

          These services  included  review of federal and state income tax forms and  federal  excise  tax forms  during the  fiscal  year 2006.  These services  included review of federal and state income tax forms during the fiscal year 2007.

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2006:  $0
          FY 2007:  $0

(d)       All Other Fees.

The aggregate  fees billed in each of the last two fiscal years for products and services provided by the principal accountant,  other than the services reported in paragraphs (a) through (c) of this Item were as follows:

          For services rendered to the registrant:

          FY 2006:  $0
          FY 2007:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2006:  $0
          FY 2007:  $0

(e)(1)    In accordance  with paragraph  (c)(7)(i)(A) of Rule 2-01 of Regulation
          S-X,  before the  accountant  is engaged by the  registrant  to render audit  or  non-audit  services,  the  engagement  is  approved  by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
          2-01  of  Regulation  S-X,  the  registrant's   audit  committee  also
          pre-approves its accountant's  engagements for non-audit services with the  registrant's  investment  adviser,  its parent  company,  and any entity  controlled  by, or under common  control  with the  investment adviser  that  provides  ongoing  services to the  registrant,  if the engagement relates directly to the operations and financial  reporting of the registrant.

(e)(2)    All services  described in each of paragraphs  (b) through (d) of this
          Item were pre-approved before the engagement by the registrant's audit
          committee   pursuant  to  paragraph   (c)(7)(i)(A)  of  Rule  2-01  of
          Regulation S-X.  Consequently,  none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)       The  percentage  of  hours  expended  on  the  principal  accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were  attributed to work  performed by persons other than the principal accountant's  full-time,  permanent employees was less than 50%.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant,  and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role is primarily  portfolio  management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common  control with the adviser  that  provides  ongoing services to the  registrant  for each of the last two fiscal  years of the registrant were as follows:

          FY 2006:  $207,647
          FY 2007:  $152,811

(h)       The registrant's  investment  adviser and accountant have notified the registrant's  audit  committee  of all  non-audit  services  that were rendered by the registrant's accountant to the registrant's investment adviser,  its parent company,  and any entity  controlled by, or under common control with the investment  adviser that provides  services to the  registrant,  which services were not required to be  pre-approved pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of Regulation  S-X. The notification  provided to the  registrant's  audit committee  included sufficient  details  regarding such services to allow the registrant's audit  committee  to  consider  the  continuing  independence  of  its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of  investments  is included as part of the report to  stockholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)       The registrant's  principal  executive officer and principal financial officer have concluded that the registrant's  disclosure  controls and procedures (as defined in Rule 30a-3(c)  under the Investment  Company
          Act of 1940) are effective based on their evaluation of these controls and  procedures as of a date within 90 days of the filing date of this report.

(b)       There  were no  changes  in the  registrant's  internal  control  over financial  reporting (as defined in Rule 30a-3(d) under the Investment
          Company  Act of 1940) that  occurred  during the  registrant's  second fiscal  quarter  of the  period  covered  by  this  report  that  have materially  affected,  or are reasonably likely to materially  affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)    Registrant's  Code of Ethics for Senior Financial  Officers,  which is the subject of the  disclosure  required by Item 2 of Form N-CSR,  was filed  as  Exhibit  12(a)(1)  to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Certified  Shareholder  Report on Form N-CSR, File
          No. 811-21591, on September 29, 2005.

(a)(2)    Separate   certifications  by  the  registrant's  principal  executive officer and principal  financial  officer,  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company  Act of  1940,  are  filed  and  attached  hereto  as  Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's  chief executive officer and chief financial  officer,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AMERICAN CENTURY MUTUAL FUNDS, INC.

By:      /s/ Jonathan S. Thomas
         ------------------------------------
         Name:    Jonathan S. Thomas
         Title:   President

Date:    December 26, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/ Jonathan S. Thomas
         -------------------------------------
         Name:    Jonathan S. Thomas
         Title:   President
                  (principal executive officer)

Date:    December 26, 2007

By:      /s/ Robert J. Leach
         -------------------------------------
         Name:    Robert J. Leach
         Title:   Vice President, Treasurer, and
                  Chief Financial Officer
                  (principal financial officer)

Date:    December 26, 2007